SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant ☐

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☒ Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a-12

CASPIAN SERVICES, INC.
(Exact name of registrant as specified in its charter)

________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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CASPIAN SERVICES, INC.
2319 Foothill Boulevard Suite 160
Salt Lake City, Utah 84109

NOTICE OF SPECIAL MEETING IN LIEU OF THE
2013ANNUAL MEETING OF SHAREHOLDERS

Notice is hereby given that a Special Meeting in Lieu of the 2013 Annual Meeting of Shareholders (the “Meeting”) of Caspian Services, Inc., (the “Company”) will be held on April 30, 2013 at 11:00 a.m., local time, at the Company’s U.S. office located at 2319 Foothill Boulevard, Suite 160, Salt Lake City, Utah, 84109 for the following purposes:

1.	To elect five directors to the Company’s board of directors for the ensuing year and until their successors are elected and qualified;

2.	To approve and adopt an amendment to our Articles of Incorporation to increase our authorized common stock, par value $0.001, from 150,000,000 to 500,000,000 shares;

3.	To ratify the Company’s Bylaws, (as Amended through March 11, 2013);

4.	To ratify adoption of the Caspian Services, Inc., 2008 Equity Compensation Plan;

5.	To provide an advisory approval of the compensation of our named executive officers;

6.	To indicate a preference on the frequency of the advisory vote to approve the compensation of our named executive officers;

7.	To ratify the selection of Hansen, Barnett & Maxwell, P.C, as our independent registered public accounting firm for our fiscal year ending September 30, 2013;

8.
To adjourn the Meeting to a later date, if necessary or appropriate, to allow for the solicitation of additional proxies in favor of the proposal to approve  the increase in the Company’s authorized common stock, as described above, if there are insufficient votes to approve such;  and

9.	To transact any other business as may properly come before the meeting or at any adjournment thereof.

All of our shareholders are cordially invited to attend the Meeting in person. Proof of ownership of Company common stock, as well as a form of personal photo identification, must be presented in order to be admitted to the Meeting.  If you are a shareholder of record, you will need to provide your name and present your personal photo identification at the registration table at the Meeting.  The Company representative must verify that you were a shareholder of record on the March 22, 2013 record date before admitting you to the Meeting.  If your shares are held in the name of a broker, bank or other holder of record, you must bring a legal proxy from the institution that holds your shares indicating that you were the beneficial owner of shares of our common stock on the March 22, 2013 record date.  Only one representative per shareholder will be admitted to the Meeting (regardless of the number of shares held by the shareholder).

No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the Meeting.

Whether or not you expect to attend the Meeting, your proxy vote is important.  To assure your representation at the Meeting, please sign and date the enclosed proxy card and return it promptly in the enclosed envelope, which requires no additional postage if mailed in the United States.  Should you receive more than one proxy because your shares are registered in different names or addresses, each proxy should be signed and returned to assure that all your shares will be voted.  If you are a shareholder of record you may revoke your proxy at any time prior to the meeting.  If you attend the meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Meeting will be counted.

YOUR VOTE IS IMPORTANT.  IF YOU ARE UNABLE TO BE PRESENT PERSONALLY, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY, WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS, AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE CASPIAN SERVICES, INC. SPECIAL MEETING IN LIEU OF THE
2013 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 30, 2013:

The Notice of the Meeting, the proxy statement (including the Annual Report on Form 10-K for the year ended September 30, 2012 and the Quarterly Report on Form 10-Q for the quarter ended December 31, 2012 enclosed therewith) and the proxy card are available via the Internet at: www.shareholdermaterial.com/caspian.

By order of the board of directors,

March __, 2013	Alexey Kotov
Chief Executive Officer

CASPIAN SERVICES, INC.
2319 Foothill Boulevard, Suite 160
Salt Lake City, Utah 84109

PROXY STATEMENT

ABOUT THE MEETING

This proxy statement is being furnished to the shareholders of Caspian Services, Inc., a Nevada corporation, in connection with the solicitation of proxies by our board of directors for use at a Special Meeting in Lieu of our 2013 Annual Meeting of Shareholders (the “Meeting”) to be held at the Company’s U.S. office, located at 2319 Foothill Boulevard, Suite 160, Salt Lake City, Utah, 84109 at 11:00 a.m. local time, on April 30, 2013, or at any adjournment thereof.

The purpose of the Meeting is:

1.	To elect five directors to the Company’s board of directors for the ensuing year and until their successors are elected and qualified;

2.	To approve and adopt an amendment to our Articles of Incorporation to increase our authorized common stock, par value $0.001, from 150,000,000 to 500,000,000 shares;

3.	To ratify the Company’s Bylaws, (as Amended through March 11, 2013);

4.	To ratify adoption of the Caspian Services, Inc., 2008 Equity Compensation Plan;

5.	To provide an advisory approval of the compensation of our named executive officers;

6.	To indicate a preference on the frequency of the advisory vote to approve the compensation of our named executive officers;

7.	To ratify the selection of Hansen, Barnett & Maxwell, P.C, as our independent registered public accounting firm for our 2013 fiscal year;

8.
To adjourn the Meeting to a later date, if necessary or appropriate, to allow for the solicitation of additional proxies in favor of the proposal to approve  the increase in the Company’s authorized common stock, as described above, if there are insufficient votes to approve such;  and

9.	To transact any other business as may properly come before the meeting or at any adjournment thereof.

Our board of directors has fixed the close of business on March 22, 2013, as the record date for determining shareholders entitled to notice of, and to vote at, the meeting.   Only shareholders of record at the close of business on the record date will be entitled to attend and vote at the meeting and any postponements or adjournments thereof.  It is anticipated that mailing of this Notice, the proxy statement and the proxy card will commence on or about March __, 2013.  A list of shareholders eligible to vote at the Meeting will be available for inspection at the Meeting and for a period of ten days prior to the Meeting during regular business hours at our U.S. office located at 2319 Foothill Boulevard, Suite 160, Salt Lake City, Utah 84109.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting in Lieu of the 2013 Annual Meeting of Shareholders to be held on April 30, 2013, the proxy statement (including the Annual Report on Form 10-K for the year ended September 30, 2012 and the Quarterly Report on Form 10-Q for the period ended December 31, 2012 enclosed therewith) and the proxy card are available via the Internet atwww.shareholdermaterial.com/caspian.

The proxy statement, the Annual Report on Form 10-K for the year ended September 30, 2012 and the Quarterly Report on Form 10-Q for the period ended December 31, 2012 are also available on the Company's website at www.caspianservicesinc.com.  The Company’s website address provided above is not intended to function as a hyperlink, and the information on the Company’s website is not and should not be considered part of this proxy statement and is not incorporated by reference herein.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The board of directors recommends that you vote FOR Proposals 1 through 5, 7 and 8 and that you vote for the THREE YEAR option under Proposal 6 presented in this proxy statement.

Page

PROXY INFORMATION	5

PROPOSAL 1 – ELECTION OF DIRECTORS	8
Board Nominees for Election of Director	8
Executive Officers and Key Employees who are not Directors	10
Family Relationships	11
Involvement in Certain Legal Proceedings	12
Related Party Transactions	13
Section 16(a) Beneficial Ownership Reporting Compliance	13
Director Independence	13
Board Committees	14
Board Leadership Structure and Role in Risk Oversight	14
Report of the Board of Directors	15
Board Meetings and Attendance at Annual Meetings	15
Communications with Directors	15

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS	16

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, NOMINEES, DIRECTORS AND EXECUTIVE OFFICERS	23

PROPOSAL 2 – APPROVE AND ADOPT THE CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION OF CASPIAN SERVICES, INC. TO INCREASE OUR AUTHORIZED COMMON STOCK	26

PROPOSAL 3 – RATIFY THE ADOPTION OF THE CASPIAN SERVICES, INC. BYLAWS, AS AMENDED THROUGH MARCH 11, 2013	31

PROPOSAL 4 – RATIFY THE ADOPTION OF THE CASPIAN SERVICES, INC. 2008 EQUITY COMPENSATION PLAN	32

PROPOSAL 5 – SAY-ON-PAY – AN ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	36

PROPOSAL 6 – SAY-WHEN-ON-PAY – AN ADVISORY VOTE ON THE FREQUENCY OF SHAREHOLDER SAY-ON-PAY VOTES	37

PROPOSAL 7 – RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	37

PROPOSAL 8 – ADJOURNMENT	39

SHAREHOLDER PROPOSALS FOR NEXT YEAR	39

INCORPORATION OF INFORMATION BY REFERENCE	40

HOUSEHOLDING	41

OTHER MATTERS	41

Appendix A – Certificate of Amendment to the Articles of Incorporation
Appendix B – Bylaws of Caspian Services, Inc., (as Amended through March 11, 2013)
Appendix C – Caspian Services, Inc. 2008 Equity Incentive Plan

Appendix D – Annual Report on Form 10-K for the year ended March 31, 2012
Appendix E – Quarterly Report on Form 10-Q for the period ended September 30, 2012
Appendix F – Form of Proxy

PROXY INFORMATION

Who is soliciting my proxy?

The board of directors of Caspian Services, Inc. is soliciting your proxy in order to provide you with an opportunity to vote on all matters scheduled to come before the Meeting, whether or not you attend the Meeting in person.

Who bears the costs of soliciting these proxies?

The Company will bear the cost of soliciting proxies.  In addition to the use of the mails, certain directors, officers or employees may solicit proxies by telephone, facsimile, e-mail, and in person, without additional compensation.  Upon request, we will also reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for distributing proxy materials to shareholders.  All costs and expenses of any solicitation, including the cost of preparing this proxy statement and posting it on the Internet and mailing the proxy materials, will be borne by the Company.

Who is entitled to vote?

Only shareholders of record at the close of business on March 22, 2013 (the “record date”) will be entitled to notice of, and to vote at, the Meeting or any adjournments. On the record date, there were issued and outstanding 52,657,574 shares of common stock entitled to vote at the Meeting.  The shares of common stock are the only outstanding voting securities of the Company.  Each outstanding share of common stock is entitled to one vote.

A list of shareholders entitled to vote at the Meeting will be available for examination for ten days before the Meeting at our offices in Salt Lake City, Utah.

How do I vote?

Registered Holders. If your shares are registered in your name, you may vote by proxy or in person at the Meeting.

By Mail.  After reading the proxy materials, you may vote your shares by marking, signing, dating and returning your proxy card to the Company’s transfer agent, Interwest Stock Transfer Company, in the envelope provided.  Proxy cards must be received by Interwest Stock Transfer on or before April 26, 2013.

Whether you choose to vote in person or by mail, you can specify how your shares should be voted on each matter being voted upon.  If you sign, date and return your proxy card but do not specify how you want to vote your shares, your shares will be voted according to the board’s recommendations as follows:

Vote
1. Election of Directors:
Mirgali Kunayev	For
Alexey Kotov	For
Kerry Doyle	For
Valery Tolkachev	For
Jeffrey Brimhall	For

2. To approve and adopt an amendment to our Articles of Incorporation to increase our authorized common stock, par value $0.001, from 150,000,000 to 500,000,000 shares;	For

3. To ratify the Company’s Bylaws, (as Amended through March 11, 2013);

4. To ratify adoption of the Caspian Services, Inc., 2008 Equity Compensation Plan;	For

5. To provide an advisory approval of the compensation of our named executive officers;	For

6. To indicate a preference on the frequency of the advisory vote to approve the compensation of our named executive officers;	Three Years

7. To ratify the selection of Hansen, Barnett & Maxwell, P.C, as our independent registered public accounting firm for our 2013 fiscal year; and	For

8. To adjourn the Meeting to a later date, if necessary or appropriate, to allow for the solicitation of additional proxies in favor of the proposal to approve  the increase in the Company’s authorized common stock, as described above, if there are insufficient votes to approve such.
For

Beneficial Owners/Nominee Shares.  If your shares are held in the name of a broker, bank or other nominee (typically referred to as being held in “street name”), you will receive instructions from your broker, bank or other nominee (referred to collectively as “broker”) that must be followed in order for your broker to vote your shares per your instructions.  Many brokers have a process for their beneficial holders to provide instructions.  In the event you do not provide instructions on how to vote, your broker may have authority to vote your shares.  A broker “non-vote” occurs when a broker lacks discretionary power to vote and for which the broker has not received specific voting instructions from the beneficial holder.  Under the rules that govern brokers who are voting with respect to shares that are held in street name, brokers have discretion to vote such shares on routine matters, but not on non-routine matters.  Routine matters include ratification of appointment of independent registered public accounting firm and adjournment, but not election of directors, amendment to our articles of incorporation, ratification of amendments to our Bylaws, ratification of adoption of our 2008 Equity Compensation Plan, advisory votes on executive compensation or the frequency of such votes.  As such, brokers will have the authority to exercise discretion to vote shares only with respect to Proposals 7 and 8, because they involve matters considered routine, but will not have the authority to exercise discretion to vote shares with respect to Proposals 1 through 6 unless you provide them voting instructions, because they involve non-routine matters.  Therefore, if you desire to vote your shares with regard to any of Proposals 1 through 6, please instruct your broker regarding how to vote your shares promptly.

In Person Voting.  Registered shareholders and beneficial owners of shares held in street name may also vote in person at the Meeting. If you are a registered shareholder and attend the Meeting, you may deliver your completed proxy card in person.  Additionally, written ballots will be available for any shareholder that wishes to vote in person at the Meeting.  If you hold shares in street name and wish to be able to vote in person, you must obtain a legal proxy from your broker, bank or other nominee and present it to the inspector of election with your ballot at the Meeting.

How can I change my vote?

Registered shareholders can revoke their proxy at any time before it is voted at the Meeting by either:

•	Submitting another timely, later-dated proxy;

•	Delivering timely written notice of revocation prior to the Meeting to the Corporate Secretary, at 2319 Foothill Boulevard, Suite 160, Salt Lake City, Utah 84109; or

•	Attending the Meeting and voting in person, (attendance at the Meeting will not alone revoke any proxy.)

If your shares are held in the name of a bank, broker or other nominee, you must contact your broker, bank or other nominee to change your vote or obtain a proxy, executed in your favor, from the holder of record (that is, your bank, broker or nominee) to be able to cast your vote in person at the Meeting.

How many votes am I entitled to cast?

You are entitled to cast one vote for each share of common stock you own on the record date.

What are the quorum requirements for the Meeting?

In order to establish a quorum at the Meeting and transact business, there must be present, either in person or by proxy, the holders of a majority of all the issued and outstanding shares of our common stock entitled to vote at the Meeting.  For purposes of determining a quorum, broker “non-votes”, votes “withheld” and abstentions are counted as present and entitled to vote.

How many votes are required to approve matters to be presented?

The five nominees for election as directors who are included in Proposal 1 and who receive the most “FOR” votes cast by the shareholders will be elected as our directors.  Similarly, the non-binding advisory vote on the frequency of the shareholder vote on executive compensation included in Proposal 6 will be determined by a plurality of the votes cast.  In respect of all other proposals, to be approved, any such proposal must receive the affirmative vote of a majority of the shares present at the Meeting, either in person or by proxy, and voting on such proposal.  Broker “non-votes” will not affect the outcome of any such proposals.  If your shares are held in street name and you do not provide voting instructions to your broker, bank or other nominee, they will be treated as broker non-votes and will not be counted for purposes of determining the outcome of a proposal.  Abstentions and votes “withheld” are counted in the tabulation of votes cast and have the same effect as voting against a proposal.  The results of the advisory votes on executive compensation and the frequency of the vote on executive compensation in Proposals 5 and 6 are not binding on the board of directors.

Who represents my proxy at the Meeting?

If you do not vote in person at the Meeting, but have submitted your proxy by signing and returning your proxy card, you have authorized certain members of the Company’s management designated by the board and named on your proxy card to represent you and to vote your shares as instructed.

How will proxies be voted on other items or matters that properly come before the Meeting?

If any other items or matters properly come before the Meeting, the proxies received will be voted on those items or matters in accordance with the discretion of the proxy holders.

Is the Company aware of any other item of business that will be presented at the Meeting?

The board does not intend to present, and does not have any reason to believe that others will present, any item of business at the Meeting other than those specifically set forth in the Notice of Meeting.  However, if other matters are properly brought before the Meeting, the persons named on the enclosed proxy will have discretionary authority to vote all proxies in accordance with their best judgment.

Where do I find the voting results of the Meeting?

We intend to report the voting results in a Current Report on Form 8-K within four business days after the Meeting.

Do I have dissenters’ rights for any matters being presented at the Meeting?

No dissenters’ rights are available to any shareholder who dissents from any of the proposals set forth in the Proxy Statement under the Nevada Revised Statutes or under our  Articles of Incorporation or Bylaws.

PROPOSAL ONE

ELECTION OF DIRECTORS

Our Bylaws provide that our board of directors will consist of not less than one nor more than nine persons, the exact number to be fixed from time-to-time by the board of directors.  Currently, the board of directors has five members.  The board has nominated each of the five individuals currently serving as a director to stand for re-election to serve as directors for a one-year term expiring on the date of our next annual meeting of shareholders, and until their successors are duly elected and qualified.  Mirgali Kunayev, Alexey Kotov, Kerry Doyle, Valery Tolkachev and Jeffrey Brimhall have been nominated by the board of directors to stand for election as directors.

We intend that the proxies solicited by us will be voted for the election of the nominees named above.  Each of the nominees has agreed to serve as a director if elected, and we believe each nominee will be available to serve.  However, the proxy holders have discretionary authority to cast votes for the election of a substitute should any nominee not be available to serve as a director.

Board Nominees for Election of Directors

Name	Age	Positions with the Company	Director Since	Officer Since

Mirgali Kunayev	55	Chairman of the Board of Directors	2002
Kerry Doyle	65	Director	2010
Valery Tolkachev	45	Director	2005
Jeffrey Brimhall	32	Director	2010
Alexey Kotov	35	Director, Chief Executive Officer and President	2009	2010

Mr. Kotov also serves as an executive officer of the Company.  A brief description the background and business experience of each nominee follows:

Dr. Mirgali Kunayev, Chairman of the Board of Directors.  Dr. Kunayev has served as the Chairman of the Company’s board of directors since the Company acquired Caspian Services Group Limited (“CSGL”) in 2002.  From 2002 to 2005 he also served as the Company’s Chief Executive Officer and President.  From 2000 to 2002 Dr. Kunayev served as a Vice President of CGGL.   From 1998 to 2000 Dr. Kunayev was the President of OJSC Kazakhstancaspishelf.  During that time he worked collaboratively on the projects for Kazakhstan’s national oil company –KazakhOil, with major international geophysical companies.  As the Chairman of the Company’s board of directors, Dr. Kunayev has concentrated on developing the geophysical operations of the Company and leading its strategic initiatives.  A graduate of the Geophysics Department of Kazakhstan National Politech University, Dr. Kunayev earned his Doctoral (Ph.D.) credentials in January of 2002 under the discipline of Geological and Mineralogical Science from the Moscow Geological University in Moscow, Russia.  He has been an associate academician of the Russian Academy of Natural Science since April of 2006.  Dr. Kunayev is not currently, nor has he in the past five years been, a director or nominee in any other SEC registrant or registered investment company.  The board considered Dr. Kunayev’s detailed understanding of the Company’s operations and strategic goals, his educational and professional expertise in geophysical services, as well as his extensive experience and reputation in the industry in connection with his appointment and ongoing service on the board.

Alexey Kotov, Director, Chief Executive Officer and President.  Mr. Kotov has been with the Company since January 2003. From January 2003 to September 2007 Mr. Kotov served as in-house legal counsel to CSGL. As such, Mr. Kotov performed general corporate and operational legal assignments in the Republic of Kazakhstan. Mr. Kotov was also responsible for supervising the work of a staff of legal personnel assigned to various Company subsidiaries. From October 2007 to August 2010 Mr. Kotov served as General Counsel for Kazakhstan, Corporate Secretary and Treasurer of Caspian Services, Inc.  Mr. Kotov graduated from Kazak State Law University in July 1998 and qualified as an Attorney the same year. Mr. Kotov is an admitted attorney in the Republic of Kazakhstan and is licensed as a Foreign Legal Consultant in the State of Utah. He earned a Masters of Business Administration from Loyola University of Chicago, Graduate School of Business in March 2001 and an LL.M, Master of Law degree from The George Washington University Law School in May 2002. Mr. Kotov also earned a Post Graduate Diploma in Maritime Law from London Metropolitan University, Lloyds Marine Academy in February 2007.  Mr. Kotov is not currently, nor has he in the past five years been, a nominee or director of any other SEC registrant or registered investment company.  The board took into consideration Mr. Kotov’s in-depth knowledge of the Company’s operations, his educational background and his legal experience and expertise in determining that he was qualified to serve on the Company’s board of directors.

Kerry Doyle, Director.  Mr. Doyle served as the Chief Executive Officer and President of the Company from November 2008 to August 2010.  From 2004 to November 2008 Mr. Doyle served as the President and CEO of Veritas-Caspian. As the President and CEO of Veritas-Caspian, Mr. Doyle was responsible for day-to-day operations, particularly the development and growth of its seismic data acquisition activities. From 2003-2004 Mr. Doyle served as the Business Development Manager for Central Asia for Veritas DGC Ltd. While at Veritas DGC Ltd., Mr. Doyle successfully negotiated an exclusive agreement with the Ministry of Energy and Mineral Resources of the Republic of Kazakhstan for the acquisition of non-exclusive seismic data over the entire open acreage of the Kazakh sector of the Caspian Sea. From 2000-2003 Mr. Doyle was employed with WesternGeco as the Country Manager for Kazakhstan, where he oversaw all of WesternGeco’s geophysical operations and administration within Kazakhstan. Mr. Doyle has over 35 years of experience in the geophysical services industry. He holds a 1st Class Certificate of Competency marine engineer (Chief Engineer). Mr. Doyle is a member of the European Association of Exploration Geophysicists and an Elected Fellow of the Royal Geographical Society. Mr. Doyle is not currently, nor has he in the past five years been, a nominee or director of any other SEC registrant or registered investment company.  The board considered Mr. Doyle’s experience and understanding of the Company’s operations and strategic goals and his professional experience and his connections in the industry in determining that Mr. Doyle should serve as a director of the Company.

Valery Tolkachev, Director.  Since June 2011 Mr. Tolkachev has served as the First Deputy Chairman of the Managing Board of Taurus Bank.  From 2009 to May 2011 Mr. Tolkachev served in various top executive positions with Moscow-based Bank-T (f.k.a. MaxWellBank), including Chairman of the Managing Board, President, member of the board of directors and Chairman of the Credit Committee. From August 2008 to March 2009, Mr. Tolkachev was employed with Slavyansky Bank in Moscow, Russia, where he served as the Deputy Chairman. From 1991 to 2008, Mr. Tolkachev served in top positions, such as Managing Director of Development Department, Managing Director of Capital Markets Department, Chairman of Investment Banking Committee, Vice President of Strategic Development Department and Deputy Director of Customer Relations Department with UniCredit Securities (f.k.a. UniCreditAton, former ATON Broker.)  Mr. Tolkachev has also served in various positions with various employers including MDM Bank, InkomBank, InkomCapital and others.  Mr. Tolkachev graduated with Honors from the High Military School in Kiev, USSR in 1989.  In 2005 he completed his studies at the Academy of National Economy, as a qualified lawyer.  Mr. Tolkachev became a Company director in 2005.  Mr. Tolkachev also serves as a director of BMB Munai, Inc., an SEC registrant.  During the past five years, Mr. Tolkachev also served as a director of Bekem Metals, Inc., which was an SEC registrant during the time Mr. Tolkachev served as a director.  Other than as disclosed herein, Mr. Tolkachev is not currently, nor has he in the past five years been, a director or nominee of any other SEC registrant or registered investment company.  We took into account Mr. Tolkachev’s extensive investment experience and his related finance and banking background in concluding that he should serve as a director of the Company.

Jeffrey Brimhall, Director. Mr. Brimhall is currently employed as a Financial Reporting Supervisor for Resolute Energy Corp., an NYSE listed company based in Denver, Colorado. In that capacity Mr. Brimhall is responsible for preparing financial statements and performing variance analysis to present to management and the board of directors. He also assists in the preparation of Resolute Energy`s periodic reports to the U.S. Securities and Exchange Commission. Mr. Brimhall has been with Resolute Energy since December 2009. From March 2010 to December 2010 Mr. Brimhall served as the CFO, Secretary, Treasurer and as a director of Geo Point Technologies, Inc. In December 2010 Mr. Brimhall resigned as CFO for the company. Since June 2012 Mr. Brimhall has also served as the Secretary and a director of Geo Point Resources, Inc.  Geo Point Technologies, Inc. and Geo Point Resources, Inc. are SEC reporting issuers. From June 2007 to December 2009, Mr. Brimhall was employed with Hein & Associates, LLP, a certified public accounting firm in Denver, Colorado. While with Hein & Associates, he served as both a Senior Auditor and an Audit Supervisor. In those capacities, he was responsible for multiple audit engagements, reviewing financial statements and periodic reports to the Commission and researching technical accounting issues. From August 2005 to June 2007 Mr. Brimhall was an Audit Associate with Grant Thornton LLP in Phoenix, Arizona. As an Audit Associate, he participated in annual audits, quarterly reviews and SOX internal control testing for public companies. Mr. Brimhall earned a Bachelor’s of Science degree in Accounting from Brigham Young University in 2005. Mr. Brimhall received licensure as a Certified Public Accountant in 2008. Other than as disclosed above, Mr. Brimhall is not currently, nor has he in the past five years been, a nominee or director of any other SEC registrant or registered investment company.  The board considered Mr. Brimhall’s experience as a U.S. Certified Public Accountant, his SEC audit experience and his other SEC reporting-related experience in concluding that he should serve on the Company’s board of directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES UNDER PROPOSAL 1.

Executive Officers and Key Employees who are not Directors

Name	Age	Positions with the Company	Director Since	Officer Since

Indira Kaliyeva	39	Vice President and Chief Financial Officer		2010
Arran Watson	40	General Manager of Marine Operations		2010
Yuriy Vasilenko	57	General Manager of Geophysical Services		2010
Robert Jobling	60	Equipment and Engineering Manager		2001

Indira Kaliyeva, Vice President and Chief Financial Officer. Ms. Kaliyeva has over a decade of accounting and financial reporting management experience working for major international audit and oil-gas service industries players in Kazakhstan. Ms. Kaliyeva has been employed with the Company since April 2006. From April 2006 to May 2010 she served as the Company’s Financial Reporting Manager and Financial Controller. In that capacity she was responsible for supervision of the Company's financial reporting team and for consolidation of the financial and statutory accounting of all Company subsidiaries in the Republic of Kazakhstan. Before joining the Company, Ms. Kaliyeva was employed with PetroKazakhstan, a Canadian oil exploration and production company operating in the Republic of Kazakhstan. From April 2003 through November 2004 she served in the position of Senior Financial Reporting Analyst and from November 2004 through April 2006 she held the position of Deputy Financial Reporting Manager. Ms. Kaliyeva worked for Deloitte & Touche in Almaty, Kazakhstan from July 1997 to April 2003 where she held several positions from Auditor's Assistant to Senior Auditor and worked with major clients in the energy, mining, and oil and gas sectors.

Arran Watson, General Manager of Marine Operations. Mr. Watson joined the Company in 2008. Prior to his appointment he was engaged as the Managing Director of Geo-Systems International, a company involved in surveying, monitoring and planning of large infrastructure and energy projects in South East Asia. From 2005 to 2007 Mr. Watson was engaged by H.J. Heinz Company to work alongside local partners throughout China on planning and implementation of large-scale agricultural production and traceability projects. Previous to this, he worked with numerous companies, governments and agencies in environmental and logistics management in a number of South East Asian countries. These engagements were concentrated in the energy, planning, and mining sectors. Mr. Watson graduated in 1994 from University of Sheffield with a Dual Honours Degree in Environmental Science and Microbiology.

Yuriy Vasilenko, General Manager of Geophysical Services. Mr. Vasilenko has been with the Company since 2001. From 2001 to 2002 Mr. Vasilenko served as General Manager of TatArka and from 2002 to 2004 he served as the General Manager of KMG.  From 2005 until his appointment as General Manager of Geophysical Services of the Company in August 2010, Mr. Vasilenko served as a consultant to Kazmorgeophysica.  Mr. Vasilenko graduated from Kazakh Polytechnic University in 1976 and Tomsk Polytechnic University in 1980.

Robert Jobling, Equipment and Engineering Manager.  Mr. Jobling has been with the Company as its Equipment and Engineering Manager since 2001.  In this position, Mr. Jobling is responsible for the technical operation of our vessel fleet, monitoring the fleet’s performance and ensuring the vessels maintain Class and IMO standards.  He is also responsible for ensuring that safety and quality management systems are fully implemented.  From 1968 to 1973 Mr. Jobling attended Darlington Technical College for Marine Engineer Faculty of Mechanical Engineering.  He earned City and Guilds Certificates 1, 2 and 3 in Mechanical Engineering and Royal Society of Arts Examination Board and achieved the Certificate of Professional Competence.

Family Relationships

There are no family relations among any of our executive officers, directors, nominees or key employees.

Involvement in Certain Legal Proceedings

During the past ten years none of our executive officers, directors or persons nominated to become a director has been involved in any of the following events that could be material to an evaluation of his ability or integrity, including:

(1) Any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time.

(2) Any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses).

(3) Being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting the following activities:

(i)  Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity poll operator, floor broker, leverage transaction merchant, and other person regulated by the Commodity Futures Trading Commission (“CFTC”), or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

(ii) Engaging in any type of business practice; or
(iii) Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws.

(4)  Being subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the rights of such person to engage in any activity described in (3)(i) above, or to be associated with persons engaged in any such activity.

(5)  Being found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended or vacated.

(6)  Being found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended, or vacated.

(7)  Being the subject of, or a party to any Federal or State judicial or administrative order, judgment, decree or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

(i) Any Federal or State securities or commodities law or regulations;

(ii) Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

(iii) Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity.

(8)  Being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

To our knowledge, none of our officers, directors or affiliates or any owner of record of 5% or more of our common stock, or any associate of any of the foregoing, is a party adverse to the Company or any of our subsidiaries or has a material interest adverse to the Company or any of our subsidiaries.

Related Party Transactions

We did not engage in any related party transactions with any of the nominees that exceed the standards set forth below in either of our past two fiscal years.

In accordance with our written policies and procedures our board of directors is charged with monitoring and reviewing issues involving potential conflicts of interests and reviewing and approving all related party transactions.  In general, for purposes of our policy, a related party transaction is a transaction, or a material amendment to any such transaction, involving a related person as defined in Rule 404 of Regulation S-K (Instructions to Item 404(a)) and the Company involving any amount that exceeds the lesser of $120,000 or 1% of the average of our total assets at year end for the last two completed fiscal years.  Our policy requires our management or our board of directors to review and approve related party transactions.  In reviewing and approving any related party transaction or material amendment to any such transaction, management or the board of directors must satisfy themselves that they have been fully informed as to the related party’s relationship to the Company and interest in the transaction and as to the material facts of the transaction, and must determine that the related party transaction is fair to the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and any persons who own more than 10% of the common stock of the Company to file with the Securities and Exchange Commission reports of beneficial ownership and changes in beneficial ownership of common stock.  Officers and directors are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.  Based solely on review of the copies of such reports furnished to us or written representations that no other reports were required, we believe that during the fiscal year ended September 30, 2012 all filing requirements applicable to our officers, directors, greater than 10% shareholders or any other person subject to Section 16 of the Exchange Act were met on a timely basis.

Director Independence

The board of directors has determined that Valery Tolkachev and Jeffrey Brimhall are “independent directors” as that term is defined in the listing standards of the NYSE Amex.  Such independence definition includes a series of objective tests, including that the director is not an employee of the company and has not engaged in various types of business dealings with the company.  In addition, as further required by the NYSE Amex listing standards, the board of directors has made a subjective determination as to each independent director that no relationships exist which, in the opinion of the board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Board Committees

The OTCBB does not require the Company to have an audit committee, a compensation committee or a corporate governance and nominating committee and the board does not currently have standing audit, compensation or corporate governance and nominating committees or charters for any such committees.  Our board of directors has determined that it is in the Company’s best interest to have the full board fulfill the functions that would be performed by these committees.  The full board of directors selects, reviews and oversees the Company’s independent accountants, the approval of all audit, review and attest services provided by the independent accountants, the integrity of our reporting practices and the evaluation of our internal controls and accounting procedures.  The board is also responsible for the pre-approval of all non-audit services provided by our independent auditors.  Non-audit services are only provided by our independent accountants to the extent permitted by law.  Pre-approval is required unless a “de minimus” exception is met.  To qualify for the “de minimus” exception, the aggregate amount of all such non-audit services provided to the Company must constitute not more than 5% of the total amount of revenues paid by us to our independent auditors during the fiscal year in which the non-audit services are provided; such services were not recognized by us at the time of the engagement to be non-audit services; and the non-audit services are promptly brought to the attention of the board and approved prior to the completion of the audit by the board or by one or more members of the board to whom authority to grant such approval has been delegated.

While we do not currently have a standing audit committee, our board of directors believes that were it to establish an audit committee, Mr. Brimhall would qualify as an “audit committee financial expert” under the rules adopted by the Securities and Exchange Commission (the “Commission”) pursuant to the Sarbanes-Oxley Act of 2002.

Our full board of directors also participates in the consideration of director nominees.  In general, when the board determines that expansion of the board or replacement of a director is necessary or appropriate, the board will review through candidate interviews with members of management, consult with the candidate’s associates and through other means determine a candidate’s honesty, integrity, reputation in and commitment to the community, judgment, personality and thinking style, residence, willingness to devote the necessary time, potential conflicts of interest, independence, understanding of financial statements and issues, and the willingness and ability to engage in meaningful and constructive discussion regarding Company issues.  The board will review any special expertise, for example, that qualifies a person as an audit committee financial expert, membership or influence in a particular geographic or business target market, or other relevant business experience. The board has not adopted a specific policy with regard to diversity, the board does consider diversity in connection with nominee nominations.  To date we have not paid any fee to any third party to identify or evaluate, or to assist in identifying or evaluating, potential director candidates.

Our board may establish committees from time to time to facilitate our management.

Board Leadership Structure and Role in Risk Oversight

We do not have a policy regarding the separation or combination of the roles of the Chairman and CEO and believe that the separation or combination of these offices is a matter for discussion and determination by the board. The board believes that it should be able to select the Chairman of the board based on the criteria that the board deems to be in the best interest of the Company and its shareholders.

Currently we have separate individuals serving as Chairman of the board of directors and as CEO and President. Alexey Kotov, our CEO and President, is responsible for setting the strategic direction of the Company and managing the leadership and performance of the Company.  Mirgali Kunayev, the Chairman of our board of directors, provides guidance to the CEO and President, sets the agenda for meetings of the board and presides over meetings of the board.  At this time, the board believes this structure strengthens the role of the board in fulfilling its oversight responsibility and fiduciary duties to the Company’s shareholders while recognizing the management direction of the Company.

Board-level risk oversight is primarily performed by our full board.  Our risk oversight process includes an ongoing dialogue between management and the board, intended to identify and analyze risks that face the Company.  Through these discussions with management and their own business experience and knowledge, our directors are able to identify material risks for which a full analysis and risk mitigation plan are necessary.

Report of the Board of Directors

As discussed, we do not currently have a standing audit committee, therefore, our entire board of directors serves the functions that would be fulfilled by an audit committee.  The board of directors presents the following report:

We have reviewed and discussed with management the Company’s audited consolidated financial statements as of and for the fiscal year ended September 30, 2012.  We have discussed with our independent registered public accounting firm the matters required to be discussed by Statement of Accounting Standards 61, Communication with Audit Committees, as modified or supplemented, by the Auditing Standards Board of the American Institute of Certified Public Accountants and the Public Company Accounting Oversight Board (“PCAOB”).

We have received and reviewed the written disclosures from our independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the audit committee concerning independence and have discussed with our independent registered public accounting firm its independence.

Based on the foregoing review and discussions referred to above, we included the audited financial statements referred to above in our Annual Report on Form 10-K for the fiscal year ended September 30, 2012.

Mirgali Kunayev
Alexey Kotov
Kerry Doyle
Valery Tolkachev
Jeffrey Brimhall

Board Meetings and Attendance at Annual Meetings

The board held three meetings during our fiscal year ended September 30, 2012.  Each director attended at least 100% of the board of director meetings during the 2012 fiscal year (held during the period for which he has been a director).  The board took action by written consent without a meeting one time during the 2012 fiscal year.

Although it is not mandatory for directors to attend annual meetings, each director is encouraged to attend meetings of shareholders.  We did not hold an annual meeting of directors for the 2012 fiscal year.

Communications with Directors

Shareholders and other parties interested in communicating with the board of directors may do so by writing to the Chairman of the Board of Directors, c/o Corporate Secretary, Caspian Services, Inc., 2319 Foothill Boulevard, Suite 160, Salt Lake City, Utah 84109.  The Corporate Secretary will forward all such communications to the Chairman and the Chairman will review and forward to the appropriate members of the board copies of all such correspondence that, in the opinion of the Chairman, deal with the functions of the board or that he otherwise determines requires their attention.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The following table summarizes compensation paid to or earned by: (i) all individuals serving as our principal executive officer or acting in a similar capacity during the last completed fiscal year (“PEO”) regardless of compensation level; (ii) our two most highly compensated executive officers other than our PEO who were serving as executive officers at the end of the last completed fiscal year; and (iii) up to two additional individuals who were not serving as executive officers of the Company at the end of the last fiscal year. These individuals are referred to herein collectively as our “named executive officers” or “NEOs.”

Name and Principal		Salary (1)	Bonus	Stock awards (2)	All other compensation (3)	Total
Position	Year	($)	($)	($)	($)	($)

Alexey Kotov	2012	167,000	100,741	13,428(4)	134,006	401,747
CEO & President	2011	167,000	135,760	48,820(4)	195,185	497,945

Indira Kalieva	2012	85,000	30,000	-	47,925	162,926
Vice President & CFO	2011	120,000	-	-	51,556	171,556

Arran Watson	2012	168,000	-	-	123,288	291,288
General Manager of Marine	2011	168,000	66,890	-	206,891	441,781
Operations

Mirgali Kunayev	2012	250,000	-	-	92,243	342,243
Chairman of the Board of	2011	250,000	-	-	113,631	363,631
Directors & Consultant

Robert Jobling	2012	180,000	90,000	-	101,466	371,466
Equipment and Engineering	2011	180,000	-	-	137,377	317,377
Manager

(1)	Annual salary is net of all taxes and dues required under applicable laws of the Republic of Kazakhstan, which is the responsibility of the Company.
(2)
For details regarding the assumptions made in the valuation of stock awards, please see subheading “Stock-based Compensation Plan” of “Note 9 – Stockholders’ Equity” of the Notes to the Consolidated Financial Statements included in our Annual Report on Form 10-K, which is included as Appendix D to this proxy statement.

(3)	For a breakdown of the compensation components included in “All other compensation” please see the “All Other Compensation” table below.
(4)
Pursuant to the terms of his employment agreement, on the anniversary of the effective date of his employment agreement (August 2, 2010) Mr. Kotov is entitled to receive a restricted stock grant equal to 0.85% of the then outstanding current stock of the Company.  These restricted stock grants vest over a period of three years with initial vesting occurring one year from the date the grant becomes due.  The restricted stock grant for fiscal 2011 totaled 443,817 shares.  These shares were valued at $0.11 per share, the closing price of the Company’s common stock on August 2, 2011.  The restricted stock grant for fiscal 2012 totaled 447,589.  These shares, however, have not yet been issued to Mr. Kotov.  We anticipate the grant will be issued sometime during fiscal 2013.  These shares were valued at $0.03 per share, which was the closing price of the Company’s common stock on August 2, 2012.

All Other Compensation

The table below provides additional information regarding all other compensation awarded to the named executive officers as disclosed in the “All other compensation” column of the “Summary Compensation Table” above.

Name	Unused Vacation	Income Tax	Social Tax	Health Insurance	Pension Fund	Housing Allowance	Educational Assistance	Vehicle Allowance	TOTAL

Alexey Kotov	-	101,773	1,868	13,629	1,742	-	-	14,994	134,006
Indira Kalieva	-	14,254	15,273	4,029	7,957	-	-	6,413	47,925
Arran Watson	-	30,986	34,084	6,493	-	3,799	34,400	13,526	123,288
Mirgali Kunayev	20,779	30,844	8,015	8,886	10,353	-	-	13,366	92,243
Robert Jobling	-	33,740	36,576	10,825	10,353	-	-	9,972	101,466

Employment Agreements

We maintain employment agreements with our named executive officers.  As discussed in more detail below, in addition to base salary and payment of income and employment-related taxes, these employment agreements cover a broad range of other components of the executive’s compensation package.

Base salaries

Base salaries are used to recognize the experience, skills, knowledge and responsibilities required of our named executive officers.  The principal factor in determining initial base salary is the negotiation process between the Company and the named executive officer.  The board of directors also takes into consideration the individual’s past performance, experience and expertise, Company need, and local market and labor conditions.

Under the terms of our employment agreements base salaries of our named executive officers, together with other components of compensation, may be evaluated by our board of directors for adjustment.  Base salary may be increased from time to time with the approval of the board of directors.  Base salary may not be decreased without the written consent of the named executive officer.

Given the Company’s financial situation throughout fiscal 2011 and 2012, our CEO recommended and our board of directors elected to rely upon other components of compensation to motivate and reward named executive officers for significant contributions to the Company.  We anticipate the board will continue this practice; however, nothing precludes the board of directors from re-evaluating base salaries for possible increases during fiscal 2013.

Bonuses

During fiscal 2012 our board of directors relied principally on discretionary bonuses as the primary method for motivating and rewarding our named executive officers.  These bonuses were completely discretionary and subjectively determined by our board of directors at the time they were awarded.  They were not based on any pre-established, performance-based criteria and the Company was under no obligation to award cash bonuses.

During fiscal 2012 the board of directors awarded a cash bonus to Mr. Kotov of $100,741 in recognition of his ongoing efforts to restructure our debt obligations.

In addition to the discretionary bonus paid to Mr. Kotov, we paid discretionary loyalty bonuses to Ms. Kaliyeva for completion of five years of service with the Company in the amount of $30,000 and to Mr. Jobling for completion of ten years of service with the Company in the amount of $90,000.

Equity incentive awards

The employment agreement of each named executive officer allows for discretionary equity incentive awards at the discretion of and upon terms set by the board of directors.  Mr. Kotov’s employment agreement also provides for an annual restricted stock grant equal to 0.85% of the Company’s total shares issued and outstanding annually for the duration of the term of his employment agreement.  Each restricted stock grant will vest equally over a period of three years with initial vesting beginning one year from the date the grant became due.  However, all shares vest immediately upon the occurrence of certain events, such as a change of control, as set forth in his employment agreement.  Pursuant to the terms of his employment agreement, Mr. Kotov became entitled to receive a restricted stock grant in the amount of 443,817 shares on August 2, 2011 (the anniversary of the effective date of his employment agreement (August 2, 2010)).  On August 2, 2012 he became entitled to a restricted stock grant in the amount of 447,589 shares.  The latter shares have not yet been issued.  We anticipate they will be issued to Mr. Kotov sometime during fiscal 2013.

Benefits and other compensation

Under the terms of their employment agreements, our named executive officers are permitted to participate in such health care, disability insurance, bonus and other employee benefits plans as may be in effect with the Company from time to time to the extent the executive is eligible under the terms of those plans.

Typically, our executive employment agreements allow our named executive officers to participate, on the same basis as other employees of the Company in all general employee benefit plans and programs.  Such benefit plans may include medical, health and dental care for the named executive officer, his spouse and dependent children, life insurance, disability protection, retirement plans, educational assistance for dependents, and in some instances, housing, transportation and relocation expenses.  Our executive employment agreements also typically provide that the executive officer will be eligible, at the discretion of the board of directors, to receive performance bonuses.

The employment agreements of Mr. Kaliyeva, Mr. Kotov and Dr. Kunayev respectively provide for 24 days, 24 days, and five weeks of vacation annually in accordance with the vacation policies of the Company, as well as some personal leave time.  The employment agreements of Mr. Watson and Mr. Jobling provide for rotational break day accrual and travel entitlement.  Mr. Watson’s employment agreement also provides him a housing and transportation allowance not to exceed $5,000 per month and full reimbursement of school fees for his dependent children.

Dr. Kunayev’s employment agreement also provides that the Company will lease an executive class vehicle for him and will provide him with, or reimburse him for the expense of employing:  a) a personal assistant; b) an executive secretary; c) a dedicated vehicle driver; d) maintaining a security protocol in Kazakhstan; and e) covering such other administrative and logistical expenses as may be required to discharge his duties in an amount not to exceed $120,000 annually.  We also reimburse Dr. Kunayev for all reasonable expenses incurred by him in the course of performing his duties as Chairman.

Income tax

As is the custom in Kazakhstan, under our employment agreements we are responsible to pay income taxes and dues under applicable laws of Kazakhstan for our named executive officers including income and social taxes and government pension fund payments.  The income tax rate for individuals in Kazakhstan is currently 10%.  Typically, this does not include the officer’s home base income or other taxes in the case of expatriates, although, we have agreed to pay certain U.S. and state income and related taxes for Mr. Kotov arising out of his employment with the Company.

Social tax

We make payments of mandatory Kazakhstani social taxes in an amount equal to 11% of the employee’s wages.  These costs are recorded in the period when they are incurred and presented as salary-related tax expense on the income statement.

Pension fund payment

In accordance with the legislative requirements of the Republic of Kazakhstan during fiscal 2012 we were required to make pension fund payments for Dr. Kunayev, Ms. Kaliyeva and Mr. Jobling.  We are required to make pension fund payments only for employees who are permanent residents of the Republic of Kazakhstan, which excluded Mr. Kotov and Mr. Watson.  We do not have any other liabilities related to any supplementary pensions, post-retirement health care, insurance benefits or retirement indemnities for any of our named executive officers.  We do not currently offer Company sponsored pension benefits to any of our employees, including the named executive officers.

Termination of Employment Agreements

The employment agreements of  Mr. Kotov, Ms. Kaliyeva, Mr. Watson and Mr. Jobling provide that they may be terminated: i) involuntarily;  ii)  for cause; or  iii) voluntarily.

“Involuntary termination” means termination of employment that is the decision of the Company for reasons other than cause, disability or death.

The agreements provide that the following will constitute “cause”:  i) the named executive officer’s material fraud, malfeasance, gross negligence, or willful misconduct with respect to our business affairs that is directly or materially harmful to our business or reputation or to that of any of our subsidiaries, or (ii) the named executive officer’s conviction of or failure to contest prosecution for a felony or a crime involving moral turpitude.  A termination for “cause” shall take effect thirty days after we give written notice of such termination to the named executive officer, unless he shall, during such 30-day period, remedy the events or circumstances constituting cause to our reasonable satisfaction.

“Voluntary termination” means termination of employment that is voluntary on the part of the named executive officer but is due to:

(i) a significant reduction in the named executive officer’s responsibilities, title or status resulting from a formal change in such title or status, or from the assignment to him of any duties inconsistent with his title, duties, or responsibilities;

(ii) a reduction in the named executive officer’s compensation, remuneration or benefits; or

(iii) a Company required involuntary relocation of the named executive officer’s place of residence or a significant increase in his travel requirements.

The employment agreements of Mr. Kotov, Mr. Watson and Mr. Jobling also provide for termination in the event of a change in control of the Company.  For purposes of the employment agreements, “change in control” means:  (i) an acquisition by any person or group wherein that person or group end up beneficially owning 50% or more of our outstanding common stock or 50% or more of the combined voting power of the Company; or the approval of our shareholders of a reorganization, merger, consolidation, complete liquidation, or dissolution of the Company, the sale or disposition of all or substantially all of the assets of the Company or any similar corporate transaction.  Mr. Kotov’s employment agreement also provides that a change of control may be deemed to occur if the Company or any of its major subsidiaries sells 40% or more of its assets.

We may terminate Dr. Kunayev’s employment agreement at any time for “cause”, as defined in his employment agreement, with all rights and benefits under the employment agreement ending as of the effective date of such termination.  Except as otherwise provided in the employment agreement, Dr. Kunayev’s rights and benefits under the agreement shall terminate upon his voluntary termination of employment, retirement, decision not to stand for re-election, his failure to be re-elected or to be appointed Chairman following an election of directors, his death or disability.

If, as the result of a change in control of the Company, as defined in the employment agreement, there is: a) an involuntary termination of Dr. Kunayev’s employment; b) a reduction in his title, responsibilities or authority; c) the assignment of duties inconsistent with his office; d) a reduction in his annual base salary; e) a termination in his participation in an incentive compensation plan; f) a failure to provide him with benefits at least as favorable as those he enjoyed prior to the change in control; g) a material breach of the employment agreement by the Company; or h) a failure by the Company or the board to recommend Dr. Kunayev to the board or failure by the board to elect Dr. Kunayev as its Chairman, then within 90 days of such event, Dr. Kunayev may, at his option, resign his position with the Company.  In the event of such resignation, Dr. Kunayev shall be entitled to receive a lump-sum cash payment in an amount equal to two times his annual base salary then in effect and the Company will be required to provide him and his eligible dependents with health insurance benefits for a period of three years following such resignation.

Absent a change in control, in the event Dr. Kunayev’s employment is terminated by the Company other than for cause, disability or “good reason”, as defined in his employment agreement, Dr. Kunayev shall be entitled to a lump sum cash payment equal to one times his annual base salary then in effect and medical benefits for a period of two years from the date of termination.

Dr. Kunayev’s employment agreement contains certain provisions relating to U.S. tax law matters such as U.S. excise tax under Section 4999 of the Internal Revenue Code of 1986 (“IRC”) and the “separation from service” Section 409A of the IRC.

Dr. Kunayev’s employment agreement also provides for the recovery of bonuses and incentive compensation in the event such bonuses or incentive compensation were based on materially inaccurate financial statements or other performance metrics, provided such determination is made within 12 months of such award.

Potential Payments upon Termination or Change in Control

The employment agreements of certain named executive officers provide for potential payments upon termination or change in control.  The following table shows the cash and equity benefits payable to the named executive officers upon termination of employment for various reasons, including a change in control of the Company.  For purposes of this table, it is assumed that the termination of employment occurred on September 30, 2012.  The Company is not contractually obligated to make payments upon termination or change in control to any named executive officer not included in the table below.

Name	Termination Scenario	Cash Benefit	Equity Awards

Alexey Kotov	For cause(1)	$0	$0
	Resignation except for good reason(2)	$0	$0
	Disability(3)	$110,000	$0
	Other termination(4)	$185,000	$26,684
	Change in control(5)	$404,000	$26,684

Indira Kaliyeva	For cause(1)	$0	$0
	Resignation except for good reason (6)	$0	$0
	Disability(3)	$71,500	$0
	Voluntary or involuntary termination(7)	$96,000	$0

Arran Watson	For cause(1)	$0	$0
	Resignation, except for voluntary termination(8)	$0	$0
	Voluntary or involuntary termination(9)	$28,000	$0
	Change in control(10)	$28,000	$0

Mirgali Kunayev	Voluntary termination, retirement, failure to be re-elected, failure to be appointed Chairman, resignation or removal as a director	$0	$0
	For cause(1)	$0	$0
	Termination other than for cause, disability or by Dr. Kunayev for good reason(11)	$264,900	$0
	Change in control(12)	$522,350	$0

Robert Jobling	For cause(1)	$0	$0
	Resignation, except for voluntary termination(8)	$0	$0
	Voluntary or involuntary termination(9) (13)	$30,000	$0
	Change in control(10) (13)	$30,000	$0

(1)	If the executive employee’s employment is terminated for cause, he will not be eligible for termination compensation and benefits.
(2)	If Mr. Kotov resigns, except for good reason as detailed in his employment agreement, he will not be eligible for termination compensation and benefits.
(3)
In the event employment is terminated due to disability, the Company is required to pay base salary for the calendar month in which his termination is effective and for the lesser of i) six consecutive months thereafter, or ii) the period until disability insurance benefits commence.

(4)
If Mr. Kotov’s employment is terminated for any reason other than for cause, by resignation for good reason or due to a change in control, the Company must continue to pay Mr. Kotov’s base salary, incentive compensation and bonuses, benefits and stock vesting in accordance with the terms of his employment agreement for a period of the greater of (i) a ten consecutive months or (ii) until the end of the term of his employment agreement (August 2, 2013).

(5)
If Mr. Kotov’s employment is terminated by reason of a change in control of the Company, Mr. Kotov would be entitled to a lump sum payment on the date of termination equal to the total of his one-time annual salary and the total base salary due Mr. Kotov for the remainder of the Term of his employment agreement and all unvested restricted stock grants held by or due to Mr. Kotov would vest.  The value of the equity awards was calculated based on a per share price of $0.03, the closing price of our common stock on September 30, 2012.

(6)	If Ms. Kaliyeva resigns, except for good reason as detailed in his employment agreement, she will not be eligible for termination compensation and benefits.
(7)
If Ms. Kaliyeva’s employment is terminated for any reason other than for cause of by resignation, for the greater of (i) a three consecutive month period or (ii) the period until the end of the Term of her employment agreement (June 2, 2013), the Company must pay Ms. Kaliyeva’s base salary and benefits.

(8)	In the event he resigns, except for reasons detailed under voluntary termination in his employment agreement, he will not be eligible for termination compensation and benefits.
(9)
In the event his employment is terminated voluntarily or involuntarily, he will continue to receive his current salary for a two month period following the date of termination in the same manner as it was being paid as of the date of termination.

(10)
In the event he is terminated as the result of a change in control of the Company he will continue to receive his current salary for a two month period following the date of termination in the same manner as it was being paid as of the date of termination.

(11)
In the event the Company terminates Dr. Kunayev’s employment other than for cause or disability, or by Dr. Kunayev for good reason (as defined in his employment agreement), and no change of control shall have occurred, he shall be entitled to receive a lump-sum cash payment equal to one times his annual base salary then in effect, and for a two year period immediately following the date of termination, the Company shall provide Dr. Kunayev with health insurance benefits substantially similar to those which he was receiving immediately prior to the date of termination.

(12)
In the event Dr. Kunayev’s employment terminates in connection with or following a change in control, (as defined in his employment agreement), he shall be entitled to receive a lump-sum cash payment equal to two times his annual base salary then in effect, and for a three year period immediately following the date of termination, the Company shall provide Dr. Kunayev with health insurance benefits substantially similar to those which he was receiving immediately prior to the date of termination.

(13)
Mr. Jobling is eligible to continue to participate in stock option grants for the shorter of i) the six month period following his date of termination or ii) the date he commences employment with another employer.  Except in the event of termination for cause or in certain resignation circumstances, all outstanding restricted stock grants and options held by Mr. Jobling on the date of termination will continue to vest in accordance with the applicable vesting schedule for the shorter of i) a period of six months following the date of termination or ii) the date he commences employment with another employer.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information regarding the outstanding option awards held by our named executive officers as of September 30, 2012.

Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity Incentive plan awards: number of securities underlying unexercised unearned Options (#)	Option Exercise Price ($)	Option Expiration Date

Alexey Kotov	100,000	-	-	3.00	08/01/2015
Mirgali Kunayev	110,000	-	-	3.00	08/01/2015

The following table sets forth information regarding the outstanding stock awards held by our named executive officers as of September 30, 2012.

Name	Number of shares or units of stock that have not vested (#)	Market value of shares or units or stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)

Alexey Kotov	-	-	889,451(1)	26,684(2)

(1)
These shares will vest over a period of three years on the anniversary date of Mr. Kotov’s employment agreement, as follows: August 2, 2013, 443,119 shares; August 2, 2014 297,135 shares; and August 2, 2015, 149,197 shares.  The stock granted is subject to a six-month holding period during which the shares may not be sold.

(2)	The market value of the unearned shares was calculated based on the closing price of the Company’s common stock on September 30, 2012, which was $0.03 per share.

Compensation of Directors

We use a combination of cash and equity-based compensation to attract and retain candidates to serve on our board of directors.  We do not compensate directors who are also our employees for their service on our board of directors.  Therefore, Dr. Kunayev and Mr. Kotov did not receive additional compensation for their service on our board of directors.

Director Fees

Members of the board of directors who are not also employees of the Company or one of its subsidiaries are paid a $30,000 stipend per year, plus travel expenses.

Equity Compensation

We do not currently have a fixed plan for the award of equity compensation to our non-employee directors, nor did we award any equity compensation to any of our non-employee directors during fiscal 2012.

Director Compensation Table

The following table sets forth a summary of the compensation we paid to our non-employee directors during fiscal 2012.

Name	Fees earned or paid in cash ($)	Total ($)

Kerry Doyle	30,000	30,000
Valery Tolkachev	30,000	30,000
Jeffrey Brimhall	30,000	30,000

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS,
NOMINEES, DIRECTORS AND EXECUTIVE OFFICERS

As of March 7, 2013 a total of 52,657,574 shares of our common stock, par value $0.001 per share, were issued and outstanding.  The following table sets forth the persons, to our knowledge, we own greater than 5% of the shares of our outstanding common stock, other than directors, nominees and executive officers.

Type of Security	Name and Address of Beneficial Owner	Amount & Nature of Beneficial Ownership	% of Class(1)

Common	Bakhytbek Baiseitov	364,802,998(2)	87.4
	291/21 Dostyk Ave
	Almaty, Kazakhstan 050020

Common	Firebird Management LLC(3)	6,958,331	13.2
	152 West 57th Street, 24th Floor
	New York, New York 10019

Common	UFG Russia Alternative Master Account Ltd.	3,333,333	6.3
	c/o Covenant House
	85 Reid Street
	Hamilton, Bermuda

(1)
This percentage reflects the increase in the number of shares of common stock that would be issued in connection with the exercise of the shareholder’s outstanding conversion rights, options and/or warrants.

(2)
These shares are not currently issued or outstanding.  On September 30, 2011, in connection with ongoing efforts to finalize and close the Loan Consolidation and Restructuring Agreement, dated July 31, 2011, by and among  the Company and Baiseitov (the “Loan Restructuring Agreement”),  the Company issued to Baiseitov two promissory notes: i) the Secured Non-Negotiable Note (the “Non-Negotiable Note”) in the principal amount of $10,800,000; and ii) the Secured Convertible Consolidated Promissory Note (the “Consolidated Note”) in the principal amount of $24,445,770.

The Non-Negotiable Note provides that it shall be repaid through the issuance of Company common stock to Baiseitov at any time upon his demand.  We also have the right to repay the Non-Negotiable Note with common stock on the earlier of: (i) the date on which we and Baiseitov complete a renegotiation of the terms of our financing agreements with EBRD; or (ii) the date when we and Baiseitov terminate restructuring negotiations with EBRD. The price per share for principal and interest shall be $0.12.  Interest accrues on the Non-Negotiable Note at a rate per annum equal to 0.26%.  The Non-Negotiable Note is due September 30, 2014.  If the issuance of common stock to retire the Non-Negotiable Note has not occurred by September 30, 2014, the Company shall make payment in full of the principal and interest in cash.  At March 7, 2013, the outstanding balance of the Non-Negotiable Note was approximately $10,840,000.  Assuming Baiseitov had converted the full principal and accrued interest due under the Non-Negotiable Note as of March 7, 2013, he would have been issued 90,331,908 common shares.

The Consolidated Note provides that following the increase in the authorized common stock of the Company to 500,000,000 common shares, as contemplated in the Loan Restructuring Agreement, Baiseitov will have the right at any time following a five-day written notice to convert all or any portion of the principal amount of the Consolidated Note and any accrued but unpaid interest into common stock.  The conversion price per shares is $0.10.  The Consolidated Note accrues interest at a basic interest rate of 12% per annum (13% in the event of a default), which shall be paid semi-annually in arrears on each six-month anniversary of the issuance date.  The Consolidated Note is due September 30, 2014.  At March 7, 2013 the outstanding balance of the Consolidated Note was approximately $27,447,000.  Assuming Baiseitov could have converted the full principal and accrued interest due under the Consolidated Note as of March 7, 2013, he would have been issued 274,471,090 common shares.

(3)
Firebird Management, LLC. may be deemed to beneficially own the shares described above because: (i) Firebird Avrora Advisors, LLC. (“Avrora Advisors”) acts as investment advisor to Firebird Avrora Fund, Ltd. (“Avrora”), a private investment fund which owns 1,814,165 shares of common stock; (ii) FGS Advisers , LLC. (“FGS”) acts as investment advisor to the Firebird Global Master Fund, Ltd., (“Global”), which owns 2,938,333 shares of common stock; (iii) FG2 Advisors, LLC. (“FG2”) acts as investment advisor to the Firebird Global Master Fund II, Ltd. (the “Global Fund II”), a private investment fund which owns 333,333 shares of common stock; and (iv) Firebird Management acts as investment adviser to Firebird Republics Fund, Ltd. (“Republics”), a private investment fund which owns 1,775,000 shares of common stock, and Firebird New Russia Fund, Ltd. (“New Russia”), a private investment fund which owns 72,500 shares of common stock. As investment advisors to the above listed funds (the “Funds”), each of Avrora Advisors, FGS, FG2 and Management shares voting and investment control with respect to the shares of Common Stock held by their respective advised Funds. Harvey Sawikin, as control person of Avrora Advisors and Management, shares investment power and voting power with respect to the common stock reported by them. James Passin and Mr. Sawikin, who serve as the control persons of each of FGS and FG2, share investment power and voting power with respect to the common stock reported by each such entity.  Mr. Passin individually holds options to purchase an aggregate of 25,000 shares of common stock at an exercise price of $3.00 per share that were granted to him in connection with his service as a former director of the Company.  Mr. Passin possesses sole investment and voting power with respect to such securities.

Security Ownership of Management

The following table sets forth as of  March 7, 2013 the name and the number of shares of our common stock, held of record or beneficially by Company directors, nominees, and named executive officers, individually and as a group.

Type of Security	Name of Beneficial Owner	Amount & Nature of Beneficial Ownership	% of Class(1)

Common	Alexey Kotov(2) (3)(4)	1,461,123	2.7
Common	Indira Kaliyeva(2)	15,000	*
Common	Arran Watson(2)	0	*
Common	Robert Jobling(2)	188,667	*
Common	Mirgali Kunayev(2) (3) (5)	13,275,177	25.2
Common	Jeffrey Brimhall(3)	0	*
Common	Kerry Doyle(3) (5)	0	*
Common	Valery Tolkachev(3) (6)	25,000	*
Directors, Nominees and Named Executive Officers
as a Group: (8 persons)		14,964,967	28.1

*  Less than 1%.
(1)	This percentage reflects the increase in the number of shares of common stock that would be issued in connection with the exercise of the shareholder’s outstanding options and/or warrants.
(2)	Mr. Kotov, Ms. Kaliyeva, Mr. Watson, Mr. Jobling and Dr. Kunayev were named executive officers of the Company as of its most recently completed fiscal year end.
(3)	Dr. Kunayev, Mr. Brimhall, Mr. Doyle, Mr. Kotov and Mr. Tolkachev are directors of the Company.
(4)
Mr. Kotov holds an immediately exercisable option to purchase up to 100,000 shares of our common stock at an exercise price of $3.00 per share.  This option expires on August 1, 2015. Pursuant to the terms of  Mr. Kotov’s employment agreement, on the anniversary of the effective date of his employment agreement (August 2, 2010), he is entitled to receive a restricted stock grant equal to 0.85% of the then total number of shares outstanding.  On August 2, 2012 Mr. Kotov became entitled to receive a restricted stock grant in the amount of 447,589 shares.  This restricted stock grant has not yet been made.  We anticipate the grant will be made some time during fiscal 2013.  Each grant vests equally over a period of three years, with the initial vesting occurring on year from the date the grant was due.  After deducting the option discussed above, of the 1,361,123 shares, 471,672 shares have vested.  Except upon the occurrence of certain events, as detailed in Compensation of Directors and Executive Officers on page 16 of this proxy statement, above, the remaining 889,451 shares shall vest to Mr. Kotov over the next three years on August 2nd of each year, the anniversary of the effective date of his employment agreement.

(5)
Dr. Kunayev owns no shares in his own name.  Dr. Kunayev holds an immediately exercisable option to purchase up to 110,000 shares of our common stock at an exercise price of $3.00 per share.  This option expires on August 1, 2015  The shares attributed to Mr. Kunayev include 1,000 shares held of record by his spouse, siblings and children, 10,500,897 shares held of record by Petroleum Group Services Limited (“PGSL”), 2,608,420 shares held of record by Mars International Worldwide, Inc. (“Mars”) and 54,860 shares held in street name.  Mr. Kunayev is managing director of PGSL, and as such he may be deemed to have voting and investment power over the shares held by PGSL.  Mr. Kunayev is the owner of Mars and may be deemed to own the securities held by Mars.

(6)	Mr. Tolkachev holds an immediately exercisable option to purchase up to 25,000 shares of our common stock at an exercise price of $3.00 per share. This option expires on August 1, 2015.

Securities Authorized for Issuance under Equity Compensation Plans

As of March 7, 2013 shares of our common stock were subject to issuance upon the exercise of outstanding options or warrants granted in connection with equity compensation plans as follows:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in columns (a)) (c)
Equity compensation plans approved by security holders	800,000	$3.00	-0-
Equity compensation plans not approved by security holders	-0-	n/a	2,368,347
Total	800,000	$3.00	2,368,347

Our board of directors adopted and our shareholders approved the EMPS Corporation 2002 Stock Option Plan (the “2002 Plan”) allowing us to offer key employees, officers, directors, consultants and advisors, an opportunity to acquire a proprietary interest in the Company. The various types of incentive awards which may be provided under the Stock Option Plan will enable us to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of our business.

On August 1, 2005, options to purchase up to an aggregate of 800,000 shares of our common stock were granted to certain of our employees, executive officers and directors pursuant to the 2002 Plan, including:

Name	# of Shares Underlying Options

Mirgali Kunayev	110,000
Valery Tolkachev	25,000
Alexey Kotov	100,000

The options vested one year from the date of grant and expire ten years from the date of grant.  The options have an exercise price of $3.00 per share.

For details regarding awards pursuant to the Caspian Services, Inc., 2008 Equity Incentive Plan please see Grants and Issuances under the Plan of Proposal 4 on page 35 of this proxy statement.

PROPOSAL TWO

APPROVE AND ADOPT CERTIFICATE OF AMENDMENT TO THE
ARTICLES OF INCORPORATION OF CASPIAN SERVICES, INC. TO INCREASE
OUR AUTHORIZED COMMON STOCK

Our board of directors has approved, and is hereby soliciting shareholder adoption and approval of, an amendment to our Articles of Incorporation to increase our authorized common stock, $0.001 par value, from 150,000,000 shares to 500,000,000 shares for the purpose of having adequate shares available to satisfy our obligations to Baiseitov, and for use in attempting to restructure our outstanding financial obligations to the European Bank for Reconstruction and Development (“EBRD”) and Baiseitov.  The par value of our common stock will not change.

Our board of directors will determine whether, when and on what terms the issuance of shares of our common stock may be warranted in the future in connection with meeting our obligations to Baiseitov, any debt restructuring or any other future action.  No further action or authorization by our shareholders will necessary under our Articles of Incorporation, except as may be required for a particular transaction by applicable law or regulatory agency or the rules of any stock market or exchange on which our common stock may then be listed, if any.  We do not anticipate future shareholder approval will be required, or sought, if and when we issue shares of common stock in satisfaction of our obligations to Baiseitov or in connection with restructuring our financial obligations with EBRD and Baiseitov.

Of our currently authorized 150,000,000 shares of common stock, as of the date of this proxy statement, 52,657,574 were issued and outstanding and we have an obligation to issue a restricted stock grant in the amount of 447,589 shares to Mr. Kotov, pursuant to the terms of his employment agreement.

Obligations Pursuant to Loan Restructuring Agreement with Baiseitov

In July 2011 we entered into the Loan Restructuring Agreement with Baiseitov, subject to certain closing conditions some of which have not yet occurred, for the purpose of restructuring certain debt obligations we owed to Baiseitov.  In connection with the Loan Restructuring Agreement, in September 2011 we issued the Non-Negotiable Note and the Consolidated Note to Baiseitov.  For details regarding the terms and conditions of the Non-Negotiable Note and the Consolidated Note please see footnote 2 to the first table included under the heading Security Ownership of Certain Beneficial Owners, Nominees, Directors and Executive Officers, beginning of page 23 of this proxy statement. Repayment of the Non-Negotiable Note is to be made with shares of Company common stock.  The Consolidated Note, which may be paid in cash, includes a conversion provision, whereby Baiseitov may elect to convert all, or any portion of the outstanding principal and/or accrued unpaid interest into common stock of the Company.  At the time we entered the Loan Restructuring Agreement, we had sufficient authorized but unissued common stock available to retire the Non-Negotiable Note, but we did not sufficient authorized but unissued common stock to accommodate a conversion of the Consolidated Note.  Therefore, in the Loan Restructuring Agreement we undertook, among other things, to call a meeting of Company shareholders for the purpose of voting to approve an amendment to our Articles of Incorporation to increase our authorized common stock from 150,000,000 shares to 500,000,000 shares to ensure we have sufficient shares to retire the Non-Negotiable Note and to accommodate any potential conversion by Baiseitov under the Consolidated Note.  We are, therefore, asking you to approve the amendment to our Articles of Incorporation to increase our authorized common stock from 150,000,000 shares to 500,000,000 shares to allow us to fulfill our obligations to Baiseitov.

At March 7, 2013 the outstanding balance of the Non-Negotiable Note was approximately $10,840,000.  The price per share for principal and accrued but unpaid interest is $0.12.  At March 7, 2013 the outstanding balance of the Consolidated Note was approximately $27,447,000.  All or any portion of the principal and/or accrued by unpaid interest on the Consolidated Note may be converted to common stock of the Company at $0.10 per share.

The following table sets forth information as of March 7, 2103, regarding the number of shares that would have been issuable to Mr. Baiseitov and the potential dilution that would have been suffered by our current shareholders in the event each of four scenarios had occurred.  First, Baiseitov did nothing (which is what occurred).  Second, Baiseitov or the Company retired the full amount due under the Non-Negotiable Note but did not convert the Consolidated Note.  Third, Baiseitov converted the full amount of the Consolidated Note but neither party demanded retirement of the Non-Negotiable Note.  Fourth, the full amount of the Non-Negotiable Note was retired and the full amount of the Consolidated Note was converted to Company common stock.

	Number of shares issuable to Baiseitov upon retirement/conversion	% ownership of outstanding common stock - existing shareholders	% ownership of outstanding common stock – Baiseitov

(1) No retirement of the Non-Negotiable Note or conversion of the Consolidated Note	-	100%	0%
(2) Retirement the Non-Negotiable Note	90,331,908	37%	63%
(3) Conversion of the Consolidated Note	274,471,090	19%	81%
(4) Retirement of the Non-Negotiable Note and conversion of full amount due under the Consolidated Note	364,802,998	14%	86%

Without an increase in the number of our authorized common stock, as is being proposed in this proxy statement, we will not have sufficient authorized common stock to accommodate a conversion of the Consolidated Note to common stock.

EBRD Loan and Put Option

In addition to our debt obligations to Baiseitov, in 2007 we entered into a series of debt and equity financing agreements with EBRD to provide funding for our marine base, including a loan agreement (the “EBRD Loan”).  As of March 7, 2013 the outstanding loan balance and accrued interest of the EBRD Loan was approximately $22,020,000.  The EBRD Loan bears interest at a rate of 7% per annum and matures in May 2015 and is secured by marine base assets and the bank accounts of our subsidiary Balykshi.  The EBRD Loan is to be repaid in eight semi-annual repayment installments on November 20 and May 20 of each year.  The initial repayment installment was due on November 20, 2011.  To date, we have not made any of the repayment installments, which may constitute a default under our financing agreements with EBRD.

EBRD also provided a $10,000,000 equity investment in our marine base through the purchase of a 22% equity interest in our subsidiary Balykshi, pursuant to an Investment Agreement.  To induce EBRD to make this equity investment, we were required to grant EBRD a put option which requires us to repurchase EBRD’s equity interest in Balykshi between July 2013 and July 2017 should EBRD elect to exercise the put option.  The put price is determined based on the fair market value of Balykshi as mutually agreed by the parties.  The put option also provides acceleration rights to EBRD upon the occurrence of certain events, including the failure by Balykshi to pay any financial debt in excess of $1,000,000 when due.  In the event such acceleration rights are triggered, EBRD can require the Company to repurchase the Balykshi shares for the initial $10,000,000 equity investment plus a 20% per annum rate of return.  As the Company may be in default of certain financial obligations, this could result in an acceleration of the put option, although as of the date of the proxy statement EBRD has not sought to exercise its acceleration rights.  Because of the foregoing, at December 31, 2012 our financial statements reflected an accelerated put option liability of approximately $18,326,000.  As noted above, were EBRD to accelerate repayment of the EBRD Loan or the put option, we would have insufficient funds to repay either of those obligations.

We do not have sufficient financial resources to service our current obligations to Baiseitov and EBRD nor do we anticipate having sufficient financial resources to retire our obligations to them when they become due.  Moreover, because we are unable to service our current obligations, we may be in default of some or all of our obligations to Baiseitov and EBRD, which may allow them to immediately accelerate the payment of some or all of their obligations.  While, as of the date of this proxy statement, neither Baiseitov nor EBRD have sought to accelerate our repayment obligations, were either of them to do so, we would have insufficient financial resources to satisfy our obligations to them individually or in total and we anticipate one or both would pursue all legal remedies available to them to obtain repayment, including potentially forcing the Company into bankruptcy and/or exercising their security rights in our assets.

We have been engaged in ongoing negotiations with Baiseitov and EBRD for some time to restructure our financial obligations to them.  Our ability to continue as a going concern is dependent upon, among other things, our ability to successfully negotiate and conclude restructured financing agreements with Baiseitov and EBRD.  We anticipate that any restructuring will require us to issue more shares of our common stock than are currently authorized.

Non-Binding Term Sheet

During our first fiscal quarter 2013 we agreed in principle to a non-binding Term Sheet regarding a potential restructuring of our financial obligations to EBRD and Baiseitov (the “Term Sheet”).  The Term Sheet does not constitute a legally binding agreement of any of the parties thereto and there is no guarantee the parties will be successful in negotiating, obtaining approval of or concluding definitive restructured financing agreements on the terms discussed herein, or at all.

The following amendments to our outstanding financing agreements with EBRD and Baiseitov have been discussed:

●
EBRD’s put option and all loan interest due pursuant to the EBRD Loan (approximately $3,420,000 at March 7, 2013) would be converted into common stock of the Company and EBRD’s put option would be canceled.  Following the restructuring, it is anticipated EBRD would own approximately 19% of our then outstanding common stock.

●
The principal amount of the restructured EBRD Loan would remain unchanged ($18,600,000).  The interest rate of the restructured EBRD Loan would be LIBOR + 7% per annum.  The restructured EBRD Loan would be repaid semi-annually in 10 equal installments following the second anniversary of the execution of definitive restructured financing agreements.  CSI would continue to act as guarantor of the restructured EBRD Loan.

●	EBRD would have the right to nominate one member to the CSI board of directors. The affirmative vote of the EBRD-nominated director would be required to approve certain types of transactions.
●	We would work with EBRD toward a possible restructuring of a loan from EBRD to our subsidiary, Mangistau Oblast Boat Yard (“MOBY”).
●
The Non-Negotiable Note held by Baiseitov in the principal amount of $10,800,000 along with i) all outstanding overdue interest (approximately $40,000 at March 7, 2013), ii) $4,446,000 of the principal amount of the Consolidated Note, and iii) approximately $700,000 of the outstanding overdue interest on the Consolidated Note (approximately $3,201,000 at March 7, 2013) would be converted into Company common stock.  Following the restructuring, it is anticipated Baiseitov would own approximately 65% -70% of the then outstanding common stock of the Company.

●
The balance of the outstanding overdue interest on the Consolidated Note would be treated as follows: $1,600,000 would be paid in cash by us to Baiseitov and the balance would be converted into principal of the restructured Consolidated Note, which is anticipated to be in the principal amount of approximately $21,600,000.

●	The restructured Consolidated Note would no longer be convertible into our common stock and its repayment terms will be revised to align with the repayment terms of the restructured EBRD Loan.

During and subsequent to the end of our first fiscal quarter, we have made cash payments to Baiseitov of $1,400,000 which has been credited as a reduction of interest due, as per the Term Sheet.

While increasing our authorized common stock is no guarantee that we will be successful in restructuring our financial obligations consistent with the terms set forth in the Term Sheet, or at all, we believe that it is in the best interest of the Company and its shareholders to increase the authorized common stock of the Company at this time to facilitate the Company’s ability to offer shares of common stock in connection with a restructuring.

If we are successful in restructuring our obligations to Baiseitov and EBRD on the terms and conditions set forth in the Term Sheet, such will result in substantial dilution to our current shareholders.  As noted above, following the restructuring contemplated in the Term Sheet, it is anticipated that EBRD would own approximately 19% and Baiseitov would own approximately 65% -70% of our outstanding common stock post-restructuring.  This would mean that post-restructuring our current shareholders would own approximately 11% - 16% of our then outstanding common stock.  This would also result in a change in control of the Company, with Baiseitov owning a majority of the post-restructuring outstanding common stock of the Company.

Effects of the Increase in Authorized Common Stock

The additional shares of common stock, when issued, will have the same rights and privileges as the existing shares of common stock.  Our Articles of Incorporation provide that the holders of common stock shall not have any preference, preemptive right, or right of subscription, other than to the extent, if any, the board of directors may determine from time to time.  Any issuance of additional shares of common stock would increase the number of outstanding shares of common stock and (unless such issuance was pro-rata among existing shareholders) the percentage ownership of existing shareholders would be diluted accordingly.

Except as discussed in this proxy statement, we do not currently have any plans, proposals or arrangements to issue any authorized but unissued shares of common stock.  However, it is anticipated that additional shares may be used in the future for various other purposes without further shareholder approval, except as such approval may be required in particular cases by our charter documents, applicable law or the rules of any stock exchange or other system on which our securities may then be listed.  These purposes may include: raising capital, providing equity incentives to employees, officers or directors, establishing strategic relationships with other companies, and expanding our business or product lines through the acquisition of other businesses or products.

Upon increasing our authorized common stock to 500,000,000 shares, it is anticipated that we will record a $2,445,000 beneficial conversion in connection with the Consolidated Note.  At September 30, 2011, our closing stock price was $0.11 per share resulting in Baiseitov receiving a contingent beneficial conversion feature of $0.01 per share.

Possible Anti-Takeover Effects of Increase in Authorized Common Stock

It may be possible that the additional shares of common stock that will become available for issuance could be used by us to oppose a hostile takeover attempt or to delay or prevent changes in control or management of the Company.  For example, it may be possible for the board of directors to delay or impede a takeover or transfer of control of the Company by causing such additional authorized shares to be issued to holders who might side with the board of directors in opposing a takeover bid that the board of directors determines is not in the best interests of the Company or our shareholders.  The proposed increase in authorized shares of common stock therefore may have the effect of discouraging unsolicited takeover attempts.  By potentially discouraging initiation of any such unsolicited takeover attempts, the proposed increase in authorized shares of common stock may limit the opportunity for our shareholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal.  The proposed increase in authorized shares of common stock may have the effect of permitting our current management, including the current board of directors, to retain its position, and place it in a better position to resist changes that shareholders may wish to make if they are dissatisfied with the conduct of the Company’s business.  The board of directors is not aware of any attempt to take control of the Company, although as discussed above, a change in control of the Company could occur as a result of satisfying our obligations to Baiseitov or a possible restructuring our financial obligations to Baiseitov and EBRD, and the board of directors has not approved the proposed increase in authorized shares of common stock with the intent that it be utilized as a type of anti-takeover device.  Our Articles of Incorporation and Bylaws do not have any anti-takeover provisions.

Procedure for Amending or Articles of Incorporation

A copy of the Certificate of Amendment to the Articles of Incorporation of Caspian Services, Inc., that you are being asked to approve and adopt, which we refer to in this proxy statement as the “Amendment,” is attached to this proxy statement as Appendix A.  The proposed increase in the number of authorized shares of our common stock would become effective immediately upon filing the Certificate of Amendment to our Articles of Incorporation with the office of the Secretary of the State of Nevada.  We expect to file the Certificate of Amendment to the Articles of Incorporation referenced in this Proposal 2 with the Secretary of State of the State of Nevada promptly upon approval by our shareholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL AND ADOPTION
OF THE CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION OF
CASPIAN SERVICES, INC. TO INCREASE OUR
AUTHORIZED COMMON STOCK

PROPOSAL THREE

RATIFY THE ADOPTION OF THE BYLAWS OF CASPIAN SERVICES, INC.
(AS AMENDED THROUGH MARCH 11, 2013)

In accordance with the provisions of our Bylaws, on March 11, 2013, our board of directors adopted amendments to our Bylaws to reflect changes in the Company, for the efficient operation of the Company and to bring the Bylaws more into compliance with current Nevada corporate law, including amendments:

●	to change the date of the annual meeting of shareholders from June 1 of each year to March 1 of each year;
●	to grant the board to right to allow Company shareholders to participate in shareholder meetings by telephone;
●	to increase the range of the number of Company directorships from one to seven to one to nine
●	to allow for electronic transmission of notices to shareholders; and
●	other revisions to clarify the language of our Bylaws and to bring them more into compliance with current Nevada corporate law.

We are requesting that our shareholders ratify the Bylaws of Caspian Services, Inc., (as Amended through March 11, 2013) (the “Amended Bylaws”).   The complete text of Amended Bylaws is set forth in Appendix B.

Change Date of Annual Meeting

When the Company was originally incorporated and the date for the annual meeting was adopted, the Company adopted a December 31 fiscal year end.  At our annual meeting of shareholders held on July 21, 2005, our shareholders approved a change in our fiscal year end from December 31 to September 30.  The board of directors believes it is appropriate to move the date of the annual meeting of shareholders to March 1 to allow the meeting to occur closer in time to the end of Company’s fiscal year consistent with the intent of the Company when the original Bylaws were adopted.

Participation by Telephone and Notice by Electronic Transmission

With the proliferation of the use of electronic and other forms of communication, and the increasing frequency with which these methods are used by companies to communicate with their shareholders, the board of directors believed it was consistent with good corporate practice to adopt provisions to allow the Company to take advantage of these methods to more efficiently communicate and engage with its shareholders.

Increase the Range of the Number of Directorships

In the course of our debt restructuring discussions with EBRD and Baiseitov, each creditor has indicated a potential interest in having the ability to nominate or appoint one to two persons to our board of directors.  As no definitive restructuring agreements have been agreed to, the Company has not appointed or nominated anyone requested by EBRD or Baiseitov to the board.  Given that we have nominated five individuals for election the board of directors at the Meeting, none of whom are nominees or appointees of EBRD or Baiseitov, under the current Bylaws there would be insufficient directorships available to accommodate the addition of more than two additional directors should EBRD and Baiseitov request such.

The board also believes that increasing the number of available directorships would allow the Company to pursue additional independent directors in the future, which the board believes may provide benefit to the Company and our shareholders.

Our Bylaws do not require the board to seek shareholder approval of amendments to the Bylaws, but the board is submitting the Amended Bylaws for shareholder ratification as a matter of good corporate practice.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF THE BYLAWS
OF CASPIAN SERVICES, INC. (AS AMENDED THROUGH MARCH 11, 2013)

PROPOSAL FOUR

RATIFY THE ADOPTION OF THE CASPIAN SERVICES, INC.
2008 EQUITY COMPENSATION PLAN

On April 28, 2008 our board of directors adopted the Caspian Services, Inc. 2008 Equity Incentive Plan (the “Plan”).  The goal of the Plan is to enhance the interests of the Company and its shareholders.  The Plan encourages officers, directors and key employees, upon whose judgment, initiative and effort the Company is largely dependent for the successful conduct of its business, to acquire and retain a proprietary interest in the Company by ownership of our equity securities.  We are asking our shareholders to ratify the action of our board of directors in adopting the Plan.

Description of the Caspian Services, Inc. 2008 Equity Incentive Plan

A copy of the Plan will be available for inspection at our offices in Salt Lake City, Utah for a period of ten days preceding the date of the Meeting.

Under the Plan our employees, officers, directors and other individuals or entities upon whom the responsibilities of the successful administration, management, planning and/or organization of the Company may be awarded common stock, incentive stock options or options not qualifying as incentive stock options to purchase shares of our common stock, or any combination of the foregoing.  The term of the Plan is ten (10) years.

The Plan permits the granting of 5,000,000 shares of common stock.  Please see “Grants and Issuances made Under the Plan” below for details regarding grants that have been made pursuant to the Plan.  Shares shall be deemed to have been issued under the Plan only to the extent actually issued and delivered pursuant to an award or grant.  To the extent an award or grant lapses or the rights of its holder or grantee terminate, any shares of common stock subject to such award or grant shall again be available for the grant of an award or making of a grant.  The aggregate number of shares which may be issued under the Plan shall be subject to adjustment, as provided in the Plan, with respect to shares of common stock subject to options then outstanding.

An incentive stock option award made pursuant to the Plan may be granted only to an individual who, at the time of grant, is an employee of the Company, a parent corporation or a subsidiary.  An award of an option which is not an incentive stock option or a grant of common stock may be made to an individual or entity who, at the time of award or grant, is an employee of the Company, a parent corporation or a subsidiary, or to an individual or entity who has been identified by the board to receive an award or grant due to their contribution or service to the Company.

The term of each option granted under the Plan shall be specified at the time of grant, but in no event shall any option granted under the Plan be exercisable more than one hundred and twenty (120) months from the date it is granted.  The Plan provides certain guidelines for the granting of Incentive Stock Options (“ISO”) under the provisions and subject to the limitations of Section 422 of the Internal Revenue Code (the “Code”).  Incentive options must be awarded at a price equal to one hundred percent (100%) of the fair market value of the common stock on the date that the option is granted and options other than incentive stock options must be granted at a price not less than eighty-five percent (85%) of the fair market value.  Further, no Incentive Stock Option may be granted to an employee owning common stock having more than 10% of the voting power of the Company unless the option price for such employee's option is at least 110% of the fair market value of the common stock subject to the option at the time the option is granted and the option is not exercisable after the expiration of five years from the date of granting.

Administration of the Plan

The Plan shall be administered by the board of directors in compliance with Securities and Exchange Commission Rule 16b-3. The Plan is administered under the direction of the board of directors with the assistance of certain designated officers as determined by the board or committee.   Members of the board shall abstain from participating in and deciding matters which directly affect their individual ownership interests under the Plan.

Subject to the provisions of the Plan, the board determines the employees who will receive awards under the Plan.  The amount, terms, rules and procedure associated with any award shall be determined by the board as it deems proper.  The board is authorized in its sole discretion, exercised in a nondiscriminatory manner, to construe and interpret the Plan and the respective agreements executed thereunder, to prescribe such rules and regulations relating to the Plan as it may deem advisable to carry out the Plan, and to determine the terms, restrictions and provisions of each award or grant, including such terms, restrictions and provisions as shall be requisite in the judgment of the board.

Summary of Federal Income Tax Consequences

The following summary is intended only as a general guide to the current U.S. federal income tax consequences of participation in the Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances. Furthermore, the tax consequences are complex and subject to change, and a taxpayer's particular situation may be such that some variation of the described rules is applicable.

Incentive Stock Options.  A participant recognizes no taxable ordinary income as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code.  However, the exercise of an incentive stock option may increase the participant’s alternative minimum tax liability, if any.

If a participant holds stock acquired through the exercise of an incentive stock option for more than two years from the date on which the stock option was granted and more than one year after the date the stock option was exercised for those shares, any gain or loss on a disposition of those shares (a “qualifying disposition”) will be a long-term capital gain or loss.  Upon such a qualifying disposition, the Company will not be entitled to any income tax deduction.

Generally, if the participant disposes of the stock before the expiration of either of those holding periods (a “disqualifying disposition”), then at the time of such disqualifying disposition the participant will realize taxable ordinary income equal to the lesser of (i) the excess of the stock’s fair market value on the date of exercise over the exercise price, or (ii) the participant’s actual gain, if any, on the purchase and sale.  The participant’s additional gain or any loss upon the disqualifying disposition will be a capital gain or loss, which will be long term or short term depending on whether the stock was held for more than one year.  To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, generally the Company will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation) to a corresponding income tax deduction in the tax year in which the disqualifying disposition occurs.

Nonstatutory Stock Options.  Stock options not designated or qualifying as incentive stock options are nonstatutory stock options having no special tax status.  A participant generally recognizes no taxable ordinary income as the result of the grant of such a stock option.  Upon exercise of a nonstatutory stock option, the participant normally recognizes ordinary income in the amount of the difference between the stock option exercise price and the fair market value of the shares on the date of purchase.  Generally, the Company will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation) to an income tax deduction in the tax year in which such ordinary income is recognized by the participant.

Upon the disposition of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as capital gain or loss.

Stock Bonuses and Stock Purchase Rights.  A participant acquiring restricted stock generally will recognize ordinary income equal to the difference between the fair market value of the shares on the “determination date” (as defined below) and the participant’s purchase price, if any.  If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes.  The “determination date” is the date on which the participant acquires the shares unless they are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares become transferable, or (ii) the date on which the shares are no longer subject to a substantial risk of forfeiture.  If the determination date is after the date on which the participant acquires the shares, the participant may elect, pursuant to Section 83(b) of the Code, to have the date of acquisition be the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date the shares are acquired. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as a capital gain or loss.  Such gain or loss will be long term or short term depending on whether the stock was held for more than one year.  The Company will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation) to a corresponding income tax deduction in the year in which ordinary income is recognized by the participant.

Performance Awards.  A participant generally will recognize no income upon the grant of a performance share or a performance unit award.  Upon the settlement of such awards, participants normally will recognize ordinary income in the year of receipt in an amount equal to the cash received, if any, and the fair market value of any unrestricted shares received.  If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the participant receives shares of restricted stock, the participant generally will be taxed in the same manner as described above in “Stock Bonuses and Stock Purchase Rights.”  Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the “determination date,” will be taxed as a capital gain or loss.  The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Potential Limitation on Deductions.  Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation to each covered employee exceeds $1 million.  It is possible that compensation attributable to awards granted under the Plan, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.  However, certain kinds of compensation, including qualified “performance-based compensation,” are disregarded for purposes of the deduction limitation.

In accordance with Treasury Regulations issued under Section 162(m) of the Code, compensation attributable to stock options and stock appreciation rights will qualify as performance-based compensation if: (i) such awards are approved by a compensation committee comprised solely of “outside directors,” (ii) the plan contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, (iii) the terms of the plan, including the per-employee limitation on grant size, are approved by the stockholders, and (iv) the exercise or strike price of the award is no less than the fair market value of the stock on the date of grant.

Changes in Plan

The Plan may be terminated, suspended, or modified at any time by the board, but no amendment increasing the maximum number of shares for which options may be granted (except to reflect a stock split, stock dividend or other distribution), reducing the option price of outstanding options, extending the period during which options may be granted, otherwise materially increasing the benefits accruing to optionees or changing the class of persons eligible to be optionees shall be made without first obtaining approval by a majority of the Company’s shareholders.  No termination, suspension or modification of the Plan shall adversely affect any right previously acquired by the grantee or other beneficiary under the Plan.

The foregoing description of the Plan is only a summary of the Plan and is qualified in its entirety by reference to the Caspian Services, Inc. 2008 Equity Incentive Plan, a copy of which is attached as Appendix C to this Proxy Statement.

Grants and Issuances Under the Plan

In 2008 we issued restricted stock grants totaling 676,925 shares to a number of employees under the Plan.  All restricted stock grants were subject to certain vesting conditions.  In September 2008, 33,944 shares of non-vested restricted stock grants were forfeited due to the resignation of one of the grantees.

In 2009 we awarded restricted stock grants totaling 407,500 shares under the Plan to certain Company employees in connection with their employment agreements.

In 2010 we awarded restricted stock grants totaling 817,950 shares under the Plan to certain Company employees in connection with their employment agreements.  During fiscal 2010 and 2011, 127,734 shares of non-vested restricted stock grants were forfeited to the Company in connection with the severance provisions of the employment agreements of two former grant recipients.

Pursuant to the terms of Mr. Kotov’s employment agreement, during the term thereof, Mr. Kotov is entitled to receive, on an annual basis, a stock grant equal to 0.85% of the total outstanding common stock of the Company on the anniversary of the effective date of his employment agreement (August 2, 2010).  On August 2, 2011 Mr. Kotov became entitled to receive a restricted stock grant of 443,817 shares.  These shares were issued in January 2012.  These shares will vest to Mr. Kotov equally over a period of three years with the initial vesting occurring on August 2, 2012 (the anniversary of the effective date of his employment agreement.)

On August 2, 2012 Mr. Kotov became entitled to receive a restricted stock grant of 447,589 shares.  This grant has not yet been made.  We expect the shares to be granted some time during fiscal 2013.  These shares will vest to Mr. Kotov equally over a period of three years commencing on August 2, 2013.

As of the date of this Proxy Statement, we have issued and outstanding 2,184,064 shares of restricted stock grants and no options under the Plan and are obligated to issue 447,589 shares, discussed above, to Mr. Kotov under the Plan.  As of the date of this Proxy Statement we had 2,368,347 shares available for issuance under the Incentive Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE
PROPOSAL TO RATIFY THE ADOPTION OF THE
CASPIAN SERVICES, INC. 2008 EQUITY INCENTIVE PLAN

PROPOSAL FIVE

SAY-ON-PAY—AN ADVISORY VOTE TO APPROVE
THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Shareholders are being asked to approve, on an advisory basis, the compensation of our named executive officers, as disclosed under Commission rules, including the Compensation of Directors and Executive Officers, the compensation tables and related material included in this proxy statement.  This proposal, commonly known as a “Say-on-Pay” proposal, gives you, as a shareholder, the opportunity to express your views on our named executive officers’ compensation.  Your vote is not intended to address any specific item of our compensation program, but rather to address our overall approach to the compensation of our named executive officers described in this proxy statement.

As described in more detail above under “Compensation of Directors and Executive Officers” our executive compensation programs are designed to attract, retain and motivate talented executives, reward performance, and link the interest of the Company’s senior executives to the interests of the Company’s shareholders. The board of directors oversees our executive compensation, including the compensation of our named executive officers.

We review our compensation plans and programs on an ongoing basis and periodically make adjustments taking into account competitive conditions and other factors. Please read Compensation of Directors and Executive Officers beginning on page 16 of this proxy statement for additional details about our executive compensation programs, including information about the fiscal year 2012 compensation of our named executive officers.

We are asking our shareholders to support our named executive officer compensation as described in this proxy statement.  Accordingly, we ask you to vote FOR the following resolution at our Meeting:

“RESOLVED, that the compensation paid to the Company’s named executive officers for the fiscal year ended September 30, 2012, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation of Directors and Executive Officers, the executive compensation tables and related narrative discussion, be and hereby is APPROVED.”

Your vote on this Proposal 5 is advisory, and therefore not binding on the Company or our board of directors.  The vote will not be construed to create or imply any change to the fiduciary duties of the Company or our board of directors, or to create or imply any additional fiduciary duties for the Company or our board of directors.  The approval or disapproval of this proposal by shareholders will not require the Company’s board of directors to take any action regarding the Company’s executive compensation practices and will not alter any contractual obligations between the Company and any of its executive officers or other employees.  However, our board of directors values input from shareholders and will consider the outcome of the vote when making future executive compensation decisions.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS DURING THE FISCAL YEAR ENDED SEPTEMBER 30, 2012, AS DISCLOSED IN THE COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS, THE EXECUTIVE COMPENSATION TABLES AND RELATED NARRATIVE DISCLOSURE INCLUDED IN THIS PROXY STATEMENT.  PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY A CONTRARY CHOICE IN THEIR VOTING INSTRUCTIONS.

PROPOSAL SIX

SAY-WHEN-ON-PAY – AN ADVISORY VOTE ON THE FREQUENCY
OF SHAREHOLDER SAY-ON-PAY VOTES

Pursuant to the Dodd-Frank Act and recently enacted SEC rules, at least once every six years we are required to submit for shareholder vote a non-binding resolution to determine whether the shareholder advisory vote on executive compensation should occur every year, every two years, or every three years.

After careful consideration of the various arguments supporting each frequency level, the board of directors believes that submitting the advisory vote on executive compensation to shareholders every three years is appropriate for the Company and its shareholders at this time.  The Company’s compensation policies and procedures are developed with long-term objectives in mind, which is consistent with a multi-year shareholder approval cycle.

The proxy card provides four choices (every one, two, or three years, or abstain). Shareholders are being asked for their views on the frequency of the advisory vote on executive compensation, and are not voting to approve or disapprove the board’s recommendation.

As with your vote on Proposal 5 above, your vote on this Proposal 6 is advisory, and therefore not binding on the Company or our board of directors.  The vote will not be construed to create or imply any change to the fiduciary duties of the Company or our board of directors, or to create or imply any additional fiduciary duties for the Company or our board of directors. Although the vote is non-binding, our board of directors will consider the outcome of the frequency vote and other communications from shareholders when making future decisions regarding the frequency of such advisory votes regarding executive compensation.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A FREQUENCY OF "THREE YEARS" FOR
FUTURE ADVISORY SHAREHOLDER VOTES ON COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL SEVEN

RATIFICATION OF SELECTION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

Our board of directors has selected Hansen, Barnett & Maxwell, P. C. (“HBM”) to act as the Company’s independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending September 30, 2013 and recommends that the shareholders vote to ratify such selection.  HBM has served as the Company’s independent registered public accounting firm for each of our past two fiscal years.  A representative of HBM is expected to be available at the Meeting.  They will be given an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Shareholder ratification of the appointment of HBM is not required, but the board of directors is submitting the appointment of HBM to our shareholders for ratification as a matter of good corporate practice.  If our shareholders fail to ratify the appointment, the board will review its future selection of our independent registered public accounting firm.  Even if the appointment of HBM is ratified, the board may change to a different independent registered public accounting firm if it determines a change may be in the best interest of the Company or our shareholders.

During each of our last two fiscal years we were billed the following fees for professional services rendered by HBM:

	Fiscal 2012	Fiscal 2011

Audit Fees	$238,000	$282,000
Audit-Related Fees	-	-
Tax Fees	34,000	20,000
All Other Fees	-	-
Total	$272,000	$302,000

Audit Fees.  Audit fees were for professional services rendered in connection with the audit of the financial statements included in our Annual Report on Form 10-K and review of the financial statements included in our Quarterly Reports on Form 10-Q and for services normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings or engagements.

Tax Fees.  Tax fees were for professional services related to tax compliance, tax advice and tax planning within the United States for the fiscal years ended September 30, 2012 and 2011.

Board of Directors Pre-Approval Policies and Procedures.  At its regularly scheduled and special meetings, the board of directors, in lieu of an established audit committee, considers and pre-approves any audit and non-audit services to be performed by our independent registered public accounting firm.  The board of directors has the authority to grant pre-approvals of non-audit services.

The board of directors has not adopted policies and procedures for pre-approving audit or permissible non-audit services performed by our independent auditors. Instead, our board of directors as a whole has pre-approved all such services. In the future, our board of directors may approve the services of our independent registered public accounting firm pursuant to pre-approval policies and procedures adopted by our board of directors, provided the policies and procedures are detailed as to the particular service, our board of directors is informed of each service, and such policies and procedures do not include delegation of our board of director’s responsibilities to our management.

Our board of directors has determined that the provision of services by HBM described above is compatible with maintaining HBM’s independence at our independent registered public accounting firm.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION
OF THE SELECTION OF HANSEN, BARNETT & MAXWELL, P.C. AS OUR
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2013.

PROPOSAL EIGHT

ADJOURNMENT

If the number of shares of our common stock present in person or represented by proxy at the Meeting voting in favor of Proposal 2, is insufficient to approve such proposal at the time of the Meeting, we intend to move to adjourn the Meeting to a later date in order to enable our board of directors to solicit additional proxies in respect of Proposal 2.

In this Proposal regarding the Adjournment of the Meeting, we are asking you to authorize the holder of any proxy solicited by our board to vote in favor of granting discretionary authority to the proxy or attorney-in-fact to adjourn the Meeting for the purpose of soliciting additional proxies in favor of Proposal 2.  If our shareholders approve the Adjournment proposal, we could adjourn the Meeting and any adjourned session of the Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from shareholders that have previously returned properly executed proxies voting against Proposal 2.  Among other things, approval of the Adjournment proposal could mean that, even if we had received proxies representing a sufficient number of votes against Proposal 2 such that the proposal would be defeated, we could adjourn the Meeting without a vote on the approval of the proposal to convince our shareholders that voted against such proposal to change their votes to vote in favor of such proposal.  Additionally, we may seek to adjourn the Meeting if a quorum is not present at the Meeting.  Our shareholders present may adjourn the Meeting, despite the absence of a quorum to a later date if necessary or appropriate, to allow for the solicitation of additional proxies in favor of Proposal 2.

           Our Board believes that if the shares of our common stock present in person or represented by proxy at the Meeting voting in favor of Proposal 2 are not sufficient to approve the proposal it is in the best interests of the Company and our shareholders to enable our board to continue to seek to obtain a sufficient number of additional votes in favor of Proposal 2.

Approval of this Proposal requires the affirmative vote of a majority of the votes cast by holders of our common stock present in person or by proxy at the Meeting.

THE BOARD RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” PROPOSAL 8.

SHAREHOLDER PROPOSALS FOR NEXT YEAR

If you wish to include a proposal in the proxy statement for the next annual meeting of shareholders, your written proposal must be received by the Company no later than November 15, 2013.  The proposal should be mailed by certified mail, return receipt requested, and must comply in all respects with applicable rules and regulations of the Commission, the laws of the State of Nevada and our Bylaws.  Shareholder proposals may be mailed to the Corporate Secretary, 2319 Foothill Boulevard, Suite 160, Salt Lake City, Utah 84109.

For each matter that you wish to bring before the meeting, provide the following information:

●	a brief description of the business and the reason for bringing it to the meeting;
●	your name and record address;
●	the number of shares of Company stock which you own; and
●	any material interest (such as financial or personal interest) that you have in the matter.

Director Nominees Recommended by Shareholders

You may propose director candidates for consideration by the members of our board of directors.  It is our policy that our directors will consider recommendations for candidates to the board of directors from shareholders holding not less than 3% of our outstanding common stock continuously for at least 12 months prior to the date of the submission of the recommendation.  The board of directors will consider persons recommended by our shareholders in the same manner as a nominee recommended by other board members or management.  Shareholders desiring to suggest a candidate for consideration should send a letter to our Corporate Secretary and include:

●	a statement that the writer is a shareholder (providing evidence if the person's shares are held in street name) and is proposing a candidate for consideration;
●	the name and contact information for the candidate;
●	a statement of the candidate’s business and educational experience;
●	information regarding the candidate’s qualifications to be a director, including but not limited to an evaluation of the factors which the board would consider in evaluating a candidate;
●	information regarding any relationship or understanding between the proposing shareholder and the candidate;
●	information regarding potential conflicts of interest; and
●	a statement that the candidate is willing to be considered and willing to serve as director if nominated and elected.

Because of the small size of the Company and the limited need to seek additional directors, there is no assurance that all shareholder proposed candidates will be fully considered, that all candidates will be considered equally, or that the proponent of any candidate or the proposed candidate will be contacted by the Company or the board, and no undertaking to do so is implied by the willingness to consider candidates proposed by shareholders.

INCORPORATION OF INFORMATION BY REFERENCE

We file annual and quarterly reports with the United States Securities and Exchange Commission.

We incorporate by reference the following information from its Annual Report on Form 10-K for the year ended September 30, 2012, attached hereto as Appendix D:

• Part I, Item 1, Business

• Part II, Item 5, Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities

• Part II, Item 6, Selected Financial Data

• Part II, Item 7, Management's Discussion and Analysis of Financial Condition and Results of Operations

• Part II, Item 7A, Quantitative and Qualitative Disclosures about Market Risk

• Part II, Item 8, Financial Statements and Supplementary Data

• Part II, Item 9, Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

We incorporate by reference the following information from its Quarterly Report on Form 10-Q for the quarter ended December 31, 2012, attached hereto as Appendix E:

• Part I, Item 1

• Part I, Item 2

• Part I, Item 3

The exhibits to the Form 10-K and Form 10-Q are available upon payment of charges that approximate reproduction costs. If you would like to request documents, please do so by April 12, 2013, to receive them before the Meeting. Requests may be sent in writing to Caspian Services, Inc., ATTN Corporate Secretary, 2319 Foothill Boulevard, Suite 160, Salt Lake City, Utah 84109.

HOUSEHOLDING

The Commission has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders.  This practice, known as “householding,” is designed to reduce the volume of duplicate information and reduce printing and postage costs.

If you and others who share your mailing address own our common stock in street name, meaning through bank or brokerage accounts, you may have received a notice that your household will receive only one annual report and proxy statement from each company whose stock is held in such accounts. Unless you responded that you did not want to participate in householding, you were deemed to have consented to it and a single copy of our proxy statement and annual report have been sent to your address.

We will promptly deliver separate copies of our proxy statement at the request of any shareholder who is in a household that participates in the householding of our proxy materials. You may send your request by mail to: Caspian Services, Inc., 2319 Foothill Boulevard, Suite 160, Salt Lake City, Utah 84109 or by telephone at (801) 746-3700.  If you currently receive multiple copies of our proxy materials and would like to participate in householding, please contact our Corporate Secretary at the address or phone number described above.

OTHER MATTERS

We know of no other matters that are to be presented for action at the Meeting other than those set forth above.  If any other matters properly come before the Meeting, the persons named in the enclosed proxy will vote the shares represented by proxies in accordance with their best judgment on such matters.

It is important that your shares be represented at the Meeting, regardless of the number of shares you hold.  Therefore, you are urged to execute and return the accompanying proxy in the enclosed envelope at your earliest convenience.

By order of the board of directors,

March__, 2013	Alexey Kotov
Chief Executive Officer

SHAREHOLDERS ARE REQUESTED TO MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE.   NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOUR PROMPT RESPONSE WILL BE HELPFUL, AND YOUR COOPERATION WILL BE APPRECIATED.

Appendix A

Amendment to Articles of Incorporation of Caspian Services, Inc.

Appendix A - page 1

Appendix B

BYLAWS

OF

CASPIAN SERVICES, INC.
(as Amended through March 11, 2013)

Appendix B – page 1

BYLAWS

OF

CASPIAN SERVICES, INC
(as Amended through March 11, 2013)

ARTICLE I

OFFICE

Section 1.1 Registered Office.  The Corporation shall have and continuously maintain in the State of Nevada a registered office at an address to be designated from time to time by the Board of Directors which may, but need not, be the same as its place of business.

Section 1.2 Other Offices.  The Corporation may also have offices at such other place or places, within or without the State of Nevada, as the Board of Directors may from time to time designate or the business of the Corporation may require.

ARTICLE II
SHAREHOLDERS' MEETING
Section 2.1 Place of Meetings.  All meetings of shareholders of the Corporation shall be held at such place, either within or without the State of Nevada, as may be designated from time to time by the Board of Directors.

Section 2.2 Annual Meetings. The annual meeting of the shareholders of the Corporation for the purpose of electing directors and for such other business as may lawfully come before it shall be held at such place, within or without the State of Nevada, as shall be set forth in compliance with these Bylaws.  The annual meeting shall be held on the 1st day of March of each year beginning with the year 2014 at 10:00 a.m.  If such day is a legal holiday, the meeting shall be on the next business day.  The annual meeting shall be for the election of directors and for the transaction of such other business as may properly come before it.

Section 2.3 Special Meetings.  Special meetings of shareholders, other than those regulated by statute, may be called at any time by the President, or by a majority of the directors, and must be called by the President upon written request of the holders of not less than 10% of the issued and outstanding shares entitled to vote at such special meeting.

Section 2.4 Notice of Shareholders’ Meetings.  The President, Vice President or Secretary shall give written notice of each meeting, other than an adjourned meeting of shareholders, stating the place, day, hour, means of remote communication, and, in the case of a special meeting of shareholders, the general nature of the business to be transacted, shall be provided to each shareholder and proxy holder entitled to vote at the meeting at such address as appears on the books of the Corporation. Such notice shall be given, in accordance with the provisions of Article 13 of these Bylaws, not less than ten (10) days but not more than sixty (60) days prior to the day of the meeting.  Any shareholder may waive notice of any meeting in accordance with the provisions of Article 13 of these Bylaws.

Section 2.5 Adjourned Meeting; Notice.  When a meeting is adjourned to another time or place, unless these Bylaws otherwise require, notice need not be given of the adjourned meeting if the time, place, if any thereof, and the means of remote communications, if any, by which shareholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken.  At the continuation of the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting.  If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the meeting.

Section 2.6 Participation by Telephone. Etc.  The Board may provide by resolution with respect to a specific meeting or with respect to a class of meetings that one or more shareholders may participate in such meeting or meetings of shareholders by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can communicate with one another. Participation in the meeting by such means shall constitute presence in person at the meeting. Any notice otherwise required to be given in connection with any meeting at which participation by conference telephone or other communications equipment is permitted shall so specify.

Appendix B – page 2

Section 2.7 Closing of Transfer Books or Fixing Records Date.  For the purpose of determining shareholders entitled to notice or to vote at any meeting of shareholders or any adjournment thereof, or shareholder entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, the Board of Directors of the Corporation may provide that the stock transfer books be closed for a period not to exceed in any case sixty (60) days.  If the stock transfer books shall be closed for the purpose of determining shareholders, such books shall be closed for at least ten (10) days immediately preceding the date determined to be the date of record.  In lieu of closing the stock transfer books, the Board of Directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than sixty (60) days and in case of a meeting of shareholders not less than ten (10) days prior to the date on which the particular action requiring such determination of shareholders is to be taken.  If the stock transfer books are not closed and no record date is fixed for the determination of shareholders entitled to notice or to vote at a meeting of shareholders or shareholders entitled to receive payment of a dividend, the record date will be the close of business on the day before the day on which the first notice is given or, if notice is waived, at the close of business on the day before the meeting is held.  When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this Section, such determination shall apply to any adjournment thereof.

Section 2.8 Quorum of Shareholders.  Except as herein provided and as otherwise provided by law, at any meeting of shareholders a majority in interest of all the shares issued and outstanding represented by shareholders of record in person or by proxy shall constitute a quorum, but a less interest may adjourn any meeting and the meeting may be held as adjourned without further notice  as provided in Section 2.5; provided, however, that directors shall not be elected at the meeting so adjourned.

If notice of such adjourned meeting is sent to the stockholders entitled to receive the same, such notice also containing a statement of the purpose of the meeting and that the previous meeting failed for lack of a quorum, and that under the provisions of this Section it is proposed to hold the adjourned meeting with a quorum of those present, then any number of stockholders, in person or by proxy, shall constitute a quorum at such meeting unless otherwise provided by statute.  When a quorum is present at any meeting, a majority in interest of the shares represented thereat shall decide any question brought before such meeting, unless the question is one upon which the express provision of law or of the Articles of Incorporation or of these Bylaws a larger or different vote is required, in which case such express provision shall govern and control the decision of such question.

Section 2.9 Voting Lists.  The officer or agent having charge of the stock transfer books for shares of the Corporation shall make a complete list of the shareholders entitled to vote at such meeting or any adjournment thereof, arranged in alphabetical order, with the address of and the number of shares held by each, which list shall be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder, for any purpose germane to the meeting, during the whole time of the meeting.  The original stock transfer books shall be prima-facie evidence as to which shareholders are entitled to examine such list or transfer books or to vote at any meeting of shareholders.

Failure to comply with the requirements of this section shall not affect the validity of any action taken at such meeting of the shareholders.

Section 2.10 Voting.  A holder of an outstanding share entitled to vote at a meeting may vote at such meeting in person or by proxy.  Except as may otherwise be provided in the Articles of Incorporation, every shareholder shall be entitled to one vote for each share outstanding in his name on the record of shareholders.  Except with regard to election of directors and as herein or in the Articles of Incorporation otherwise provided, all corporate action shall be determined by a majority of the votes cast at a meeting of shareholders by the holders of shares entitled to vote thereon.

Section 2.11 Proxies.  At all meetings of shareholders, a shareholder may vote in person or by proxy executed in writing by the shareholder or by his duly authorized attorney in fact.  Such proxy shall be filed with the Secretary of the Corporation before or at the time of the meeting.  No proxy shall be valid after eleven months from the date of its execution, unless otherwise provided in the proxy.

Appendix B – page 3

Section 2.12 Informal Action by Shareholders.  Any action required to be taken at a meeting of the shareholders, or any action which may be taken at a meeting of the shareholders, may be taken without a meeting of the shareholders, if a consent in writing, setting forth the action so taken, shall be signed by all of the shareholders entitled to vote with respect to the subject matter thereof.

ARTICLE III

BOARD OF DIRECTORS

Section 3.1 General Powers.  The business and affairs of the Corporation shall be managed by its Board of Directors.  The Board of Directors may adopt such rules and regulations for the conduct of their meetings and the management of the Corporation as they deem proper.

Section 3.2 Number, Tenure and Qualifications. The number of directors for the Board of Directors of the Corporation shall be not less than one (1) nor more than nine (9).  Each director shall hold office until the next annual meeting of the shareholders and until his successor shall have been elected and qualified.  Directors need not be residents of the State of Nevada or shareholders of the Corporation.

Section 3.3 Election of the Board of Directors.  The Board of Directors shall be elected by ballot at the annual meeting of shareholders or at any special meeting held for that purpose.  Each member of the Board of Directors of the Corporation shall be elected by a plurality of the votes cast by the shares entitled to vote for the election of Directors.

Section 3.4 Regular Meetings.  A regular meeting of the Board of Directors shall be held without other notice than by this Bylaw, immediately following and at the same place as the annual meeting of the shareholders.  The Directors may hold their meetings and have one or more offices, and keep the books of the corporation outside the State of Nevada, at any office or offices of the Corporation or at any other place as they may from time to time by resolution determine.

Members of the Board of Directors may participate in a meeting of the Board by means of conference telephone or similar communications equipment by which all persons participating in the meeting can hear each other and participation in a meeting under this subsection shall constitute presence in person at the meeting, pursuant to Nevada Revised Statute, Section 78.315.

Section 3.5 Special Meeting.  Special meetings of the Board of Directors may be called by order of the Chairman of the Board, the President or by one-third of the directors.  The Secretary shall give notice of the time, place and purpose or purposes of each special meeting by mailing the same at least two days before the meeting or by e-mailing, telephoning or telegraphing the same at least one day before the meeting to each director.

Section 3.6 Waiver of Notice.  Whenever any notice whatsoever is required to be given by these Bylaws, or the Articles of Incorporation of the Corporation, or by any of the Corporation Laws of the State of Nevada, a director may waive the notice of meeting by attendance in person at the meeting, or by so stating in writing, either before or after such meeting.  Attendance at a meeting for the express purpose of objecting that the meeting was not lawfully called or convened shall not, however, constitute a waiver of notice.

Section 3.7 Quorum.  A majority of the members of the Board of Directors shall constitute a quorum for the transaction of business, but less than a quorum may adjourn any meeting from time to time until a quorum shall be present, whereupon the meeting may be held, as adjourned, without further notice.  At any meeting at which every director shall be present, even though without any notice, any business may be transacted.

Section 3.8 Manner of Acting.  At all meetings of the Board of Directors, each director shall have one vote.  The act of a majority present at a meeting shall be the act of the Board of Directors, provided a quorum is present.  Any action required to be taken or which may be taken at a meeting of the Board of Directors, may be taken without a meeting of the Directors, if a consent in writing setting forth the action so taken shall be signed by all the directors.  The directors may conduct a meeting by means of a conference telephone or any similar communication equipment by which all persons participating in the meeting can hear each other.

Appendix B – page 4

Section 3.9 Powers of Directors.  The Board of Directors shall have the responsibility for the entire management of the business of the Corporation.  In the management and control of the property, business and affairs of the Corporation, the Board of Directors is hereby vested with all of the powers possessed by the Corporation itself so far as this delegation of authority is not inconsistent with the laws of the State of Nevada and with the Articles of Incorporation or with these Bylaws.  The Board of Directors shall have the power to determine what constitutes net earnings, profits and surplus, respectively, and what amounts shall be reserved for working capital and for any other purpose and what amounts shall be declared as dividends, and such determination by the Board of Directors shall be final and conclusive.

Section 3.10 Specific Powers of Directors.  Without prejudice to such general powers, it is hereby expressly declared that the directors shall have the following powers to-wit:

(1)	To adopt and alter a common seal of the Corporation.
(2)	To make and change regulations, not inconsistent with these By-Laws, for the management of the corporation's affairs and business.
(3)	To purchase or otherwise acquire for the corporation any property, rights or privileges which the corporation is authorized to acquire.
(4)	To pay for any property purchased for the Corporation either wholly or partly in money, stock, bonds, debentures or other securities of the corporation.
(5)
To borrow money and to make and issue notes, bonds, and other negotiable and transferable instruments, mortgages, deeds of trust and trust agreements, and to do every act and thing necessary to effectuate the same.

(6)
To remove any officer for cause, or any officer other than the President summarily without cause, and in their discretion, from time to time, to develop the powers and duties of any officer upon any other person for the time being.

(7)
To appoint and remove or suspend such subordinate officers, agents or factors as they may deem necessary and to determine their duties and fix, and from time to time change their salaries or remuneration, and to require security as and when they think fit.

(8)	To confer upon any officer of the corporation the power to appoint, remove and suspend subordinate officers, agents and factors.
(9)	To determine who shall be authorized on the corporation's behalf to make and sign bills, notes, acceptances, endorsements, checks, releases, receipts, contracts and other instruments.
(10)
To determine who shall be entitled to vote in the name and behalf of the corporation, or to assign and transfer, any shares of stock, bonds, or other securities of other corporations held by this corporation.

(11)
To delegate any of the powers of the Board in relation to the ordinary business of the corporation to any standing or special committee, or to any officer or agent (with power to sub-delegate), upon such terms as they think fit.

(12)	To call special meetings of the stockholders for any purpose or purposes.
(13)
The directors shall have the right and the power to propose any amendment to the By-Laws of this corporation at any meeting whether called for that purpose or not and to submit to the next regular meeting of directors said proposal or amendment to the By-Laws of this corporation.

Section 3.11 Vacancies.  A vacancy in the Board of Directors shall be deemed to exist in case of death, resignation or removal of any director, or if the authorized number of directors be increased, or if the shareholders fail at any meeting of shareholders at which any director is to be elected, to elect the full authorized number to be elected at that meeting.

Any vacancy occurring in the Board of Directors may be filled by an affirmative vote of the majority of the remaining directors though less than a quorum of the Board of Directors, unless otherwise provided by law or the Articles of Incorporation.  A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office.

Section 3.12 Removals.  Directors may be removed at any time, at a meeting called expressly for that purpose by a vote of the shareholders holding a majority of the shares issued and outstanding and entitled to vote.  Such vacancy shall be filled by the directors then in office, though less than a quorum, to hold office until the next annual meeting or until his successor is duly elected and qualified, except that any directorship to be filled by reason of removal by the shareholders may be filled by election, by the shareholders, at the meeting at which the director is removed.  No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of his term of office.

Appendix B – page 5

Section 3.13 Resignations.  A director may resign at any time by delivering written notification thereof to the President or Secretary of the Corporation.  Such resignation shall become effective upon its acceptance by the Board of Directors; provided, however, that if the Board of Directors has not acted thereon within ten days from the date of its delivery, the resignation shall upon the tenth day be deemed accepted.

Section 3.14 Presumption of Assent.  A director of the Corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the Secretary of the Corporation immediately after the adjournment of the meeting.  Such right to dissent shall not apply to a director who voted in favor of such action.

Section 3.15 Compensation.  By resolution of the Board of Directors, the directors shall be paid their expenses, if any, of attendance at each meeting of the Board of Directors, and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director.  No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

Section 3.16 Emergency Power.  When, due to a national disaster or death, a majority of the directors are incapacitated or otherwise unable to attend the meetings and function as directors, the remaining members of the Board of Directors shall have all the powers necessary to function as a complete Board and, for the purpose of doing business and filling vacancies, shall constitute a quorum until such time as all directors can attend or vacancies can be filled pursuant to these Bylaws.

Section 3.17 Chairman.  The Board of Directors may elect from its own number a Chairman of the Board, who shall preside at all meetings of the Board of Directors, and shall perform such other duties as may be prescribed from time to time by the Board of Directors.

ARTICLE IV

OFFICERS

Section 4.1 Number.  The officers of the Corporation shall be a President, one or more Vice Presidents, a Secretary and a Treasurer, each of whom shall be elected by a majority of the Board of Directors.  Such other officers and assistant officers as may be deemed necessary may be elected or appointed by the Board of Directors.  In its discretion, the Board of Directors may leave unfilled for any such period as it may determine any office except those of President and Secretary.  Pursuant to Nevada Revised Statute, Section 78.130 any two or more offices may be held by the same person, including the offices of the President and Secretary.  Officers may or may not be directors or shareholders of the Corporation.

Section 4.2 Election and Term of Office.  The officers of the Corporation are to be elected by the Board of Directors at the first meeting of the Board of Directors held after each annual meeting of the shareholders.  If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as convenient.  Each officer shall hold office until his successor shall have been duly elected and shall have qualified or until his death or until he shall resign or shall have been removed in the manner hereinafter provided.

Section 4.3 Resignation.  Any officer may resign at any time by delivering a written resignation either to the President or to the Secretary.  Unless otherwise specified therein, such resignation shall take effect upon delivery.

Section 4.4 Removal.  Any officer or agent may be removed by the Board of Directors whenever in its judgment the best interests of the Corporation will be served thereby but such removal shall be without prejudice to the contract rights, if any, of the person so removed.  Election or appointment of an officer or agent shall not of itself create contract rights.  Any such removal shall require a majority vote of the Board of Directors, exclusive of the officer in question if he is also a director.

Appendix B – page 6

Section 4.5 Vacancies.  A vacancy in any office because of death, resignation, removal, disqualification or otherwise, or if a new office shall be created, may be filled by the Board of Directors for the unexpired portion of the term.

Section 4.6 President.  The President shall be the chief executive and administrative officer of the Corporation.  He shall preside at all meetings of the shareholders and, in the absence of the Chairman of the Board, at meetings of the Board of Directors.  He shall exercise such duties as customarily pertain to the office of President and shall have general and active supervision over the property, business and affairs of the Corporation and over its several officers.  He may appoint officers, agents or employees other than those appointed by the Board of Directors.  He may sign, execute and deliver in the name of the Corporation, powers of attorney, certificates of stock, contracts, bonds, deeds, mortgages and other obligations and shall perform such other duties as may be prescribed from time to time by the Board of Directors or by the Bylaws.

Section 4.7 Vice President.  The Vice President shall have such powers and perform such duties as may be assigned to him by the Board of Directors or the President.  In the absence or disability of the President, the Vice President designated by the board or the President shall perform the duties and exercise the powers of the President.  In the event there is more than one Vice President and the Board of Directors has not designated which Vice President is to act as President, then the Vice President who was elected first shall act as President.  A Vice President may sign and execute contracts and other obligations pertaining to the regular course of his duties.

Section 4.8 Secretary.  The Secretary shall keep the minutes of all meetings of the shareholders and of the Board of Directors and to the extent ordered by the Board of Directors or the President, the minutes of meetings of all committees.  He shall cause notice to be given of the meetings of shareholders, of the Board of Directors and any committee appointed by the Board.  He shall have custody of the corporate seal and general charge of the records, documents and papers of the Corporation not pertaining to the performance of the duties vested in other officers, which shall at all reasonable times be open to the examination of any director.  He may sign or execute contracts with the President or Vice President thereunto authorized in the name of the Corporation and affix the seal of the Corporation thereto.  He shall perform such other duties as  may be prescribed from time to time by the Board of Directors or by the Bylaws.  He shall be sworn to the faithful discharge of his duties.  Assistant Secretaries shall assist the Secretary and shall keep and record such minutes of meetings as shall be directed by the Board of Directors.

Section 4.9 Treasurer.  The Treasurer shall have general custody of the collection and disbursement of funds of the Corporation for collection checks, notes, and other obligations, and shall deposit the same to the credit of the Corporation in such bank or banks or depositories as the Board of Directors may designate.  He may sign, with the President, or such other persons as may be designated for the purpose by the Board of Directors, all bills of exchange or promissory notes of the Corporation.  He shall enter or cause to be entered regularly in the books of the Corporation full and accurate accounts of all monies received and paid by him on account of the Corporation; shall at all reasonable times exhibit his books and accounts to any director of the Corporation upon application at the office of the Corporation during business hours; and, whenever required by the Board of Directors or the President, shall render a statement of his accounts.  Upon request by the Board of Directors, he shall give the corporation a bond for the faithful discharge of his duties in such amount and with such surety as the Board shall prescribe.  He shall perform such other duties as may be prescribed from time to time by the Board of Directors or by the Bylaws.

Section 4.10 General Manager.  The Board of Directors may employ and appoint a General Manager who may, or may not, be one of the officers or directors of the Corporation.  If employed by the Board of Directors he shall be the chief operating officer of the Corporation and, subject to the directions of the Board of Direction, shall have general charge of the business operations of the Corporation and general supervision over its employees and agents.  He shall have the exclusive management of the business of the Corporation and of all of its dealings, but at all times subject to the control of the Board of Directors.  Subject to the approval of the Board of Directors or the executive committee, he shall employ all employees of the Corporation, or delegate such employment to subordinate officers, or such division officers, or such division chiefs, and shall have authority to discharge any person so employed.  He shall make a quarterly report to the President and directors, or more often if required to do so, setting forth the result of the operations under his charge, together with suggestions looking to the improvement and betterment of the condition of the Corporation, and to perform such other duties as the Board of Directors shall require.

Appendix B – page 7

Section 4.11 Other Officers.  Other officers shall perform such duties and have such powers as may be assigned to them by the Board of Directors.

Section 4.12 Salaries.  The salaries or other compensation of the officers of the Corporation shall be fixed from time to time by the Board of Directors except that the Board of Directors may delegate to any person or group of persons the power to fix the salaries or other compensation of any subordinate officers or agents.  No officer shall be prevented from receiving any such salary or compensation by reason of the fact that he is also a director of the Corporation.

Section 4.13 Surety Bonds.  In case the Board of Directors shall so require, any officer or agent of the Corporation shall execute to the Corporation a bond in such sums and with sureties as the Board of Directors may direct, conditioned upon the faithful performance of his duties to the Corporation, including responsibility for negligence and for the accounting for all property, monies or securities of the Corporation which may come into his hands.

ARTICLE V

COMMITTEES

Section 5.1 Executive Committee.  The Board of Directors may appoint from among its members an Executive Committee of not less than two (2) nor more than seven (7) members, one of whom shall be the President, and shall designate one or more of its members as alternates to serve as a member or members of the Executive Committee in the absence of a regular member or members.  The Board of Directors reserves to itself alone the power to declare dividends, issue stock, recommend to shareholders any action requiring their approval, change the membership of any committee at any time, fill vacancies therein, and discharge any committee either with or without cause at any time.  Subject to the foregoing limitations, the Executive Committee shall possess and exercise all other powers of the Board of Directors during the intervals between meetings.

Section 5.2 Other Committees.  The Board of Directors may also appoint from among its own members such other committees as the Board may determine, which shall in each case consist of not less than two directors, and which shall have such powers and duties as shall from time to time be prescribed by the Board.  The President shall be a member ex officio of each committee appointed by the Board of Directors.  A majority of the members of any committee may fix its rules of procedure.

ARTICLE VI

CONTRACTS, LOANS, DEPOSITS AND CHECKS

Section 6.1 Contracts.  The Board of Directors may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances.

Section 6.2 Loans.  No loan or advances shall be contracted on behalf of the Corporation, no negotiable paper or other evidence of its obligations under any loan or advance shall be issued in its name, and no property of the Corporation shall be mortgaged, pledged, hypothecated or transferred as security for the payment of any loan, advance, indebtedness or liability of the Corporation unless and except as authorized by the Board of Directors.  Any such authorization may be general or confined to specific instances.

Section 6.3 Deposits.  All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board of Directors may select, or as may be selected by any officer or agent authorized to do so by the Board of Directors.

Section 6.4 Checks and Drafts.  All notes, drafts, acceptances, checks, endorsements and evidences of indebtedness of the Corporation shall be signed by such officer or officers of such agent or agents of the Corporation and in such manner as the Board of Directors from time to time may determine.  Endorsements for deposit to the credit of the Corporation in any of its duly authorized depositories shall be made in such manner as the Board of Directors from time to time may determine.

Section 6.5 Bonds and Debentures.  Every bond or debenture issued by the Corporation shall be evidenced by an appropriate instrument which shall be signed by the President or a Vice President and by the Treasurer or by the Secretary, and sealed with the seal of the Corporation.  The seal may be facsimile, engraved or printed.  Where such bond or debenture is authenticated with the manual signature of an authorized officer of the Corporation or other trustee designated by the indenture of trust or other agreement under which such security is issued, the signature of any of the Corporation's officers named thereon may be facsimile.  In case of any officer who signed, or whose facsimile signature has been used on any such bond or debenture, shall cease to be an officer of the Corporation for any reason before the same has been delivered by the Corporation, such bond or debenture may nevertheless be adopted by the Corporation and issued and delivered as though the person who signed it or whose facsimile signature has been used thereon had not ceased to be such officer.

Appendix B – page 8

ARTICLE VII

CAPITAL STOCK

Section 7.1 Certificate of Shares.  The shares of the Corporation shall be represented by certificates prepared by the Board of Directors and signed by the President or the Vice President, and by the Secretary, or an Assistant Secretary, or the Treasurer, and sealed with the seal of the Corporation or a facsimile.  The signatures of such officers upon a certificate may be facsimiles if the certificate is countersigned by a transfer agent or registered by a registrar other than the Corporation itself or one of its employees.  All certificates for shares shall be consecutively numbered or otherwise identified.  The name and address of the person to whom the shares represented thereby are issued, with the number of shares and date of issue, shall be entered on the stock transfer books of the Corporation.  All certificates surrendered to the Corporation for transfer shall be cancelled and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and cancelled, except that in case of a lost, destroyed or mutilated certificate a new one may be issued therefor upon such terms and indemnity to the Corporation as the Board of Directors may prescribe.

Section 7.2 Transfer of Shares.  Transfer of shares of the Corporation shall be made only on the stock transfer books of the Corporation by the holder of record thereof or by his legal representative, who shall furnish proper evidence of authority to transfer, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the Corporation, and on surrender for cancellation of the certificate for such shares.  The person in whose name shares stand on the books of the Corporation shall be deemed by the Corporation to be the owner thereof for all purposes.

Section 7.3 Transfer Agent and Registrar.  The Board of Directors shall have power to appoint one or more transfer agents and registrars for the transfer and registration of certificates of stock of any class, and may require that stock certificates shall be countersigned and registered by one or more of such transfer agents and registrars.

Section 7.4 Lost or Destroyed Certificates.  The Corporation may issue a new certificate to replace any certificate theretofore issued by it alleged to have been lost or destroyed.  The Board of Directors may require the owner of such a certificate or his legal representatives to give the Corporation a bond in such sum and with such sureties as the Board of Directors may direct to indemnify the Corporation and its transfer agents and registrars, if any, against claims that may be made on account of the issuance of such new certificates.  A new certificate may be issued without requiring any bond.

Section 7.5 Consideration for Shares.  The capital stock of the Corporation shall be issued for such consideration, but not less than the par value thereof, as shall be fixed from time to time by the Board of Directors.  In the absence of fraud, the determination of the Board of Directors as to the value of any property or services received in full or partial payment of shares shall be conclusive.

Section 7.6 Registered Shareholders.  The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder thereof in fact, and shall not be bound to recognize any equitable or other claim to or on behalf of the Corporation, any and all of the rights and powers incident to the ownership of such stock at any such meeting, and shall have power and authority to execute and deliver proxies and consents on behalf of the Corporation in connection with the exercise by the Corporation of the rights and powers incident to the ownership of such stock.  The Board of Directors, from time to time may confer like powers upon any other person or persons.

Appendix B – page 9

Section 7.7 Controlling Interest.  The provisions of NRS 78.378 to 78.3793 do not apply to the Corporation or to an acquisition of a controlling interest by stockholders.

ARTICLE VIII

INDEMNIFICATION

Section 8.1 Indemnification.  No officer or director shall be personally liable for any obligations arising out of any acts or conduct of said officer or director performed for or on behalf of the Corporation.  The Corporation shall and does hereby indemnify and hold harmless each person and his heirs and administrators who shall serve at any time hereafter as a director or officer of the Corporation from and against any and all claims, judgments and liabilities to which such persons shall become subject by reason of any action alleged to have been heretofore or hereafter taken or omitted to have been taken by him as such director or officer, and shall reimburse each such person for all legal and other expenses reasonably incurred by him in connection with any such claim or liability; including power to defend such person from all suits as provided, however, that no such person shall be indemnified against, or be reimbursed for, any expense incurred in connection with any claim or liability arising out of his own negligence or willful misconduct.  The rights accruing to any person under the foregoing provisions of this section shall not exclude any other rights to which he may lawfully be entitled, nor shall anything herein contained restrict the right of the Corporation to indemnify or reimburse such person in any proper case, even though not specifically herein provided for.  The Corporation, its directors, officers, employees and agents shall be fully protected in taking any action or making any payment or in refusing so to do in reliance upon the advice of counsel.

Section 8.2 Other Indemnification.  The indemnification herein provided shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any bylaw, agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer or employee and shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 8.3 Insurance.  The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer or employee of the Corporation, or is or was serving at the request of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any liability in any capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against liability under the provisions of this Article 8 or the laws of the State of  Nevada.

Section 8.4 Settlement by Corporation.  The right of any person to be indemnified shall be subject always to the right of the Corporation by its Board of Directors, in lieu of such indemnity, to settle any such claim, action, suit or proceeding at the expense of the Corporation by the payment of the amount of such settlement and the costs and expenses incurred in connection therewith.

ARTICLE IX

AMENDMENTS

The Board of Directors is expressly authorized to alter, amend, repeal or add to these Bylaws, in whole or in part, at any regular or special meeting of the Board of Directors, by vote of a majority of the entire Board of Directors.  These Bylaws also may be altered, amended, repealed or added to, in whole or in part, by the affirmative vote of a majority of the shares of the Corporation outstanding and entitled to vote thereon at any annual meeting or at a special meeting of the stockholders called for that purpose, provided that written notice shall have been sent to each shareholder of record entitled to vote at such meeting at least ten (10) days before the date of such annual or special meeting, which notice shall state the nature of such alterations, amendments, additions or changes which are proposed to be made in such Bylaws.
ARTICLE X

FISCAL YEAR

The fiscal year of the Corporation shall be September 30 and may be varied by resolution of the Board of Directors.

Appendix B – page 10

ARTICLE XI

DIVIDENDS

The Board of Directors may at any regular or special meeting, as they deem advisable, declare dividends payable out of the unreserved and unrestricted earned surplus of the Corporation, such declaration shall be made in accord with Nevada Revised Statutes Section 78.288.

ARTICLE XII

CORPORATE SEAL

The corporate seal may be used by causing it or a facsimile thereof to be impressed affixed or reproduced or otherwise.

ARTICLE XIII

MANNER OF GIVING WRITTEN NOTICE; WAIVERS OF NOTICE

Section 13.1 Manner of Written Notice. Whenever written notice is required to be given to any person under the provisions of these Bylaws, it may be given to the person (i) personally, (ii) by sending a copy thereof by first class or express mail, postage prepaid, (iii) by telegram (with messenger service specified), (iv) facsimile transmission, (v) or courier service, charges prepaid, to his address (or to his facsimile or telephone number) appearing on the books of the corporation or, in the case of written notice to directors, supplied by each director to the corporation for the purpose of the notice, or (vi) electronically transmitted as provided in Section 13.3.  If the notice is sent by mail, telegraph or courier service, it shall be deemed to have been given to the person entitled thereto when deposited in the United States mail or with a telegraph office or courier service for delivery to that person or, in the case of facsimile, when successfully transmitted.  An affidavit of the Secretary or an Assistant Secretary or any other agent of the Corporation that notice has been given by mail, facsimile or by a form of electronic transmission, as applicable, shall, in the absence of fraud be prima facie evidence of the facts stated therein.

13.2 Waiver of Notice.  Any written notice required to be given to any person under the provisions of statute, the Corporation's Articles of Incorporation or these Bylaws may be waived in a writing signed by the person entitled to such notice whether before or after the time stated therein.  Except as otherwise required by statute, and except in the case of a special meeting, neither the business to be transacted at, nor the purpose of, a meeting need be specified in the waiver of notice.  In the case of a special meeting of shareholders, the waiver of notice shall specify the general nature of the business to be transacted.  Attendance of any person, whether in person or by proxy, at any meeting shall constitute a waiver of notice of such meeting, except where a person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting was not lawfully called or convened.  Any meeting of which all shareholders shall at any time waive or have waived notice in writing shall be a legal meeting for the transaction of business notwithstanding that notice has not been given as hereinbefore provided.

Section 13.3 Notice by Electronic Transmission. Without limiting the manner by which notice otherwise may be given effectively to shareholders pursuant to the Nevada Business Corporation Act, the Articles of Incorporation or these Bylaws, any notice to shareholders given by the Corporation under any provision of the Nevada Business Corporation Act, the Articles of Incorporation or these Bylaws shall be effective if given by a form of electronic transmission consented to by the shareholder to whom the notice is given.  Any such consent shall be revocable by the shareholder by written notice to the Corporation.  Any such consent shall be deemed revoked if:

(a)	the Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation in accordance with such consent; and
(b)	such inability becomes known to the Secretary or an Assistant Secretary of the Corporation or to the transfer agent, or other person responsible for the giving of notice.

However, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

Appendix B – page 11

Any notice given pursuant to the preceding paragraph shall be deemed given:

(a)	if by facsimile telecommunication, when directed to a number at which the shareholder has consented to receive notice;
(b)	if by electronic mail, when directed to an electronic mail address at which the shareholder has consented to receive notice;
(c)	if by a posting on an electronic network, together with separate notice to the shareholder of such specific posting, upon the later of (i) such posting and (ii) the giving of such separate notice; and
(d)	if by any other form of electronic transmission, when directed to the shareholder.

An affidavit of the Secretary or an Assistant Secretary or of the transfer agent or other agent of the Corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

13.4 Definition of Electronic Transmission. An “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

Adopted by resolution of the Board of Directors this 11th day of March, 2013.

/s/ Anna Koudriachova
Corporate Secretary

Appendix B – page 12

APPENDIX C

Caspian Services, Inc.

2008 Equity Incentive Plan

ADOPTED BY CASPIAN SERVICES INC. BOARD OF DIRECTORS
AS OF APRIL 28, 2008.

Section 1 PURPOSE AND OBJECTIVE
Section 2 DEFINITIONS
Section 3 ADMINISTRATION
Section 4 SHARES SUBJECT TO PLAN
Section 5 DURATION OF PLAN
Section 6 STOCK OPTIONS
Section 7 RESTRICTED AND UNRESTRICTED STOCK AWARDS
Section 8 PERFORMANCE AWARDS
Section 9 OTHER STOCK UNIT AWARDS
Section 10 TRANSFERABILITY OF AWARDS
Section 11 TERMINATION OF AWARDS
Section 12 DEFERRALS
Section 13 TERMINATION OR AMENDMENT OF PLAN
Section 14 GENERAL PROVISIONS

Appendix C – page 1

Section 1

PURPOSE AND OBJECTIVE

1.1          Objective. The purpose of the Caspian Services, Inc. 2008 Equity Incentive Plan is to provide a means whereby Caspian Services, Inc., a Nevada corporation (the “Corporation”), may attract able persons to remain in or to enter the employ of the Corporation, a Parent Corporation, or a Subsidiary and to provide a means whereby those employees, directors, officers, and other individuals or entities upon whom the responsibilities of the successful administration, management, planning, and/or organization of the Corporation may rest, and whose present and potential contributions to the welfare of the Corporation, a Parent Corporation or a Subsidiary are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the long-term welfare of the Corporation.

1.2         A further purpose of the Plan is to provide such employees and individuals or entities with additional incentive and reward opportunities designed to enhance the profitable growth of the Corporation over the long term.

1.3          Accordingly, the Plan provides for granting Common Stock, Incentive Stock Options, options which do not constitute Incentive Stock Options, or any combination of the foregoing, as is best suited to the circumstances of the particular recipients as provided herein.

Section 2

DEFINITIONS

For purposes of this Plan, the following terms shall have the following meanings:

2.1          “Advisor” means anyone who provides bona fide advisory or consultation services to the Corporation other than the offer or sale of securities in a capital-raising transaction.

2.2          “Award” means any one or more of the following: (a) Stock Options, (b) Restricted Stock; (c)Performance Awards; and (d) other awards based in whole or in part by reference to or otherwise based on the Corporation’s Shares, or other securities of the Corporation or any Subsidiary.

2.3          “Award Agreement” means issued by the Corporation and accepted by the Grantee Notice of Award which together shall constitute written agreement setting forth the terms of an Award.

2.4          “Award Date” or “Grant Date” means the date designated by the Corporation as the date upon which an Award is granted.

2.5          “Board” means the board of directors of the Corporation.

2.6         “Cause” is defined as including, but not limited to, termination of employment by voluntary action of the Participant without the consent of the Corporation, insubordination, dishonesty, gross misconduct, theft of or intentional damage to the Corporation’s property, intentional harm to the Corporation’s reputation, material breach of the Participant’s duty of fidelity to the Corporation, excessive use of alcohol on Corporation premises or during working time, the use of illegal drugs, the commission of a criminal act (other than misdemeanor traffic offenses), willful violation of Corporation policies or trading in Caspian Services, Inc. stock or other securities for personal gain based on knowledge of the Corporation’s activities or results when such information is not available to the general public.

2.7          “Change of Control Value” means the amount determined in Clause (i), (ii) or (iii), whichever is applicable, as follows: (i) the per share price offered to stockholders of the Corporation in any merger, consolidation, sale or assets or dissolution transaction, (ii) the price per share offered to stockholders of the corporation in any tender offer or exchange offer whereby a Corporate Change takes place or (iii) if a Corporate Change occurs other than as described in Clause (i) or Clause (ii), the fair market value per share determined by the Board as of the date determined by the Board to be the date of cancellation and surrender of an Option. If the consideration offered to stockholders of the Corporation in any transaction described in this Paragraph or Sections 7.4 and 7.5 consists of anything other than cash, the Board shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash.

2.8          “Code” means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any Section of the Code shall be deemed to include any amendments or successor provisions to such Section and any regulations under such Section.

Caspian Services, Inc. 2008 Equity Incentive Plan

Appendix C – page 2

2.9          “Common Stock” means the common stock of the Corporation.

2.10        “Corporation” means Caspian Services, Inc.

2.11        “Corporate Change” means one of the following events: (i) the merger, consolidation or other reorganization of the Corporation in which the outstanding Common Stock is converted into or exchanged for a different class of securities of the Corporation, a class of securities of any other issuer (except a Subsidiary or Parent Corporation), cash or other property other than (a) a merger, consolidation or reorganization of the Corporation which would result in the voting stock of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Corporation, at least fifty percent plus one share (50% + one share) of the combined voting power of the voting stock of the Corporation or such surviving entity outstanding immediately after such merger, consolidation or reorganization of the Corporation, or (b) merger, consolidation or reorganization of the Corporation effected to implement a recapitalization of the Corporation (or similar transaction) in which no person acquires more than forty-nine percent (49%) of the combined voting power of the Corporation’s then outstanding stock; (ii) the sale, lease or exchange of all or substantially all of the assets of the Corporation to any other corporation or entity (except a Subsidiary or Parent Corporation); (iii) the adoption by the stockholders of the Corporation of a plan of liquidation and dissolution; (iv) the acquisition (other than acquisition pursuant to any other clause of this definition) by any person or entity, including without limitation a “group” as contemplated by Section 13(d)(3) of the Exchange Act, of beneficial ownership, as contemplated by such Section, of more than twenty-five percent (25%) (based on voting power) of the Corporation’s outstanding capital stock or acquisition by a person or entity who currently has beneficial ownership which increases such person’s or entity’s beneficial ownership to fifty percent (50%) or more (based on voting power) of the Corporation’s outstanding capital stock; or (v) as a result of or in connection with a contested election of directors, the persons who were directors of the Corporation before such election shall cease to constitute a majority of the Board. Notwithstanding the provisions of clause (iv) above, a Corporate Change shall not be considered to have occurred upon the acquisition (other than acquisition pursuant to any other clause of the preceding sentence) by any person or entity, including without limitation a “group” as contemplated by Section 13(d)(3) of the Exchange Act, of beneficial ownership, as contemplated by such Section, of more than twenty-five percent (25%) (based on voting power) of the Corporation’s outstanding capital stock or the requisite percentage to increase their ownership to fifty percent (50%) resulting from a public offering of securities of the Corporation under the Securities Act of 1933, as amended.

2.12        “Designated Officer” means an officer of the Corporation, such as the President or his designee, who might be entrusted with the authority by the Board of Directors to grant options or make stock grants under the Plan. If for any reason the Board has not granted its authority to a designated officer, then the Board will act as the Designated Officer and any reference herein to the Designated Officer will then reference the Caspian Services, Inc. Board of Directors .

2.13        “Director” means a member of the Board of the Corporation.

2.14        “Disability” means a “permanent and total disability” within the meaning of Section 22(e)(3) of the Code.

2.15        “Eligible Employee” means anyone who performs services for the Corporation or a Subsidiary, including an Officer or Director of the Corporation or a Subsidiary, compensated on a regular basis by the Corporation or a Subsidiary, other than one who is receiving Retirement benefits, consulting fees, honorariums and the like from the Corporation.

2.16        “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.17        “Fair Market Value” means, as of any specified date, the last closing price for a Share on the NYSE, NASDAQ, AMEX or any stock exchange or national trading or quotation system on which such sales of Shares are reported. If no prices are reported on that date, on the last preceding date on which such prices of the Common Stock are so reported. If the Common Stock is not then listed on any national securities exchange but is traded over the counter at the time determination of its Fair Market Value is required to be made hereunder, its Fair Market Value shall be deemed to be equal to the average between the reported high and low sales prices of Common Stock on the most recent date on which Common Stock was publicly traded. If the Common Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of its Fair Market Value shall be made by the Board in such manner as it deems appropriate (such determination will be made in good-faith as required by Section 422(c)(1) of the Code and may be based on the advice of an independent investment banker or appraiser recognized to be expert in making such valuations).

2.18        “Grant” means individually or collectively, any Award granted pursuant to the Plan.

Caspian Services, Inc. 2008 Equity Incentive Plan

Appendix C – page 3

2.19        “Grantee” means and employee, director, officer, Advisor, other individual or entity who has been granted an Award pursuant to the Plan.

2.20        “Holder” means an individual or entity who has been granted an Award.

2.21        “Incentive Stock Option” means an Option within the meaning of Section 422 of the Code.

2.22       “Option” means an Award granted under Section 6 of the Plan and includes both Incentive Stock Options to purchase Common Stock and Options which do not constitute Incentive Stock Options to purchase Common Stock.

2.23        “Non-employee Director” means each Director of the Corporation or its subsidiaries, now serving as a Director or elected hereafter, who is not also an employee of the Corporation or any of its Subsidiaries.

2.24        “Non-Qualified Option” means any Stock Option that is not an Incentive Option to a Stock Option.

2.25        “Officer” means the president, principal financial officer, principal accounting officer, any vice president in charge of a principal business unit, division or function (such as sales, administration or finance) or any other officer who performs a significant policy-making function.

2.26        “Option Agreement” means a written agreement between the Corporation and a recipient of a Stock Option granted under the Plan.

2.27        “Option Price” means the price per Share at which a Share may be purchased upon the exercise of a Stock Option or an Award.

2.28        “Optionee” means the recipient of a Stock Option granted under the Plan.

2.29        “Other Stock Unit Awards” shall have the meaning set forth in Section 10 thereof.

2.30        “Parent Corporation” shall have the meaning set forth in Section 424(e) of the Code.

2.31        “Participant” means a person to whom an Award has been made pursuant to this Plan.

2.32        “Performance Award” means an Award of Shares or cash conditioned upon meeting performance criteria granted to a Participant pursuant to Section 9 of this Plan.

2.33       “Performance Period” means that period established by the Board at the time any Performance Award is granted or at any time thereafter during which any performance goals established by the Committee with respect to such an Award are to be measured.

2.34        “Plan” means the Caspian Services, Inc. 2008 Equity Incentive Plan.

2.35        “Restricted Stock” means Shares issued pursuant to a Restricted Stock Award which are subject to the restrictions set forth in the related Award Agreement.

2.36        “Restricted Stock Award” means an Award of a fixed number of Shares to a Participant which is subject to forfeiture provisions and other conditions set forth in the Award Agreement.

2.37        “Rule 16b-3” means Rule 16b-3 of the General Rules and Regulations of the Securities and Exchange Commission under the Exchange Act, as such rule is currently in effect or as hereafter modified or amended.

2.38        “Share” means one share of the Common Stock of Caspian Services Inc.

2.39       “Subsidiary” means an entity  (whether a corporation, partnership, joint venture or other form of entity) in which the Corporation, or a corporation in which the Corporation owns a majority of the shares of capital stock, directly or indirectly, owns an equity interest of fifty percent (50%) or more, except solely with respect to the issuance of Incentive Stock Options the term “Subsidiary” shall have the same meaning as the term “subsidiary corporation” as defined in Section 424(f) of the Code.

2.40        “Stock Option” or “Option” means the right to purchase Shares granted pursuant to Section 6 of this Plan.

Section 3

ADMINISTRATION

3.1          Administration of Plan by Board. The Plan shall be administered by the Board in compliance with Rule 16b-3. Members of the Board shall abstain from participating in and deciding matters which directly affect their individual ownership interests under the Plan.

Caspian Services, Inc. 2008 Equity Incentive Plan

Appendix C – page 4

3.2          Powers. Subject to the terms of the Plan, the Board or Designated Officers shall have sole authority, in their discretion, to determine which employees, officers, directors, individuals or entities shall receive an Award or Grant, the time or times when such Award or Grant shall be made, whether Common Stock, an Incentive Stock Option or nonqualified Option shall be granted and the number of shares of Common Stock which may be issued under each Option. In making such determinations, the Board of Designated Officer may take into account the nature of the services rendered by these individuals, their present and potential contribution to the success of the Corporation, a Parent Corporation or a Subsidiary, and such other factors as the Board in its discretion shall deem relevant.

3.3          Additional Powers. The Board shall have such additional powers as are delegated to it by the other provisions of the Plan. Subject to the express provisions of the Plan, the Board is authorized in its sole discretion, exercised in a nondiscriminatory manner, to construe and interpret the Plan and the respective agreements executed thereunder, to prescribe such rules and regulations relating to the Plan as it may deem advisable to carry out the Plan, and to determine the terms, restrictions and provisions of each Award or Grant, including such terms, restrictions and provisions as shall be requisite in the judgment of the Board to cause designated Options to qualify as Incentive Stock Options, and to make all other determinations necessary or advisable for administering the Plan. The Board may correct any defect or supply any omission or reconcile any inconsistency in any agreement relating to an Award or Grant in the manner and to the extent it shall deem expedient to carry it into effect. The determination of the Board on the matters referred to in this Section 3 shall be conclusive.

3.4          Decisions Final. Any action, decision, interpretation or determination by or at the direction of the Board concerning the application or administration of this Plan shall be final and binding upon all persons and need not be uniform with respect to its determination of recipients, amount, timing, form, terms or provisions.

Section 4

SHARES SUBJECT TO PLAN

4.1          Shares. Subject to adjustment as provided in Section 4.2, the number of Shares which may be issued under this Plan shall not exceed 5,000,000 Shares. If any Award granted under this Plan shall expire, terminate or be canceled for any reason without having been exercised in full, the number of Shares not acquired that are subject to such Award shall again be available for future grants. The Board may make such other determinations regarding the counting of Shares issued pursuant to this Plan as it deems necessary or advisable, provided that such determinations shall be permitted by law. Shares underlying a canceled Stock Option shall be counted against the maximum number of Shares for which Stock Options may be granted to a Grantee. The repricing of Stock Options shall be strictly prohibited under this Plan.

4.2          Adjustment Provisions. If the Corporation shall at any time change the number of issued Shares, without new consideration to the Corporation, by stock dividend, split, combination, recapitalization, reorganization, exchange of Shares, liquidation or other change in corporate structure affecting the Shares, the total number of Shares reserved for issuance under the Plan shall be appropriately adjusted and the number of Shares covered by each outstanding Award and the reference price or Fair Market Value for each outstanding Award shall be adjusted so that the aggregate consideration payable to the Corporation and the value of each such Award shall not be changed. The Board may authorize the issuance, continuation or assumption of Awards or provide for other equitable adjustments after changes in the Shares resulting from any merger, consolidation, sale of assets, acquisition of property or stock, recapitalization, reorganization or similar occurrence in which the Corporation is the continuing or surviving entity, upon such terms and conditions as it may deem equitable and appropriate.

4.3          Existence of the Plan Does Not Inhibit the Board’s Power to Adjust, Recapitalize, Reorganize, or Make Any Other Capital Structure Change. The existence of the Plan and the Awards and/or Grants made hereunder shall not affect in any way the right or power of the Board or the stockholders of the Corporation to make or authorize any adjustment, recapitalization, reorganization or other change in the capital structure of the Corporation, a Parent Corporation or a Subsidiary or their business, any merger or consolidation of the Corporation, a Parent Corporation or a Subsidiary, any issue of debt or equity securities having any priority or preference with respect to or affecting Common Stock or the rights thereof, the dissolution or liquidation of the Corporation, a Parent Corporation or a Subsidiary, or any sale, lease, exchange or other disposition of all or any part of their assets or business or any other corporate act or proceeding.

Caspian Services, Inc. 2008 Equity Incentive Plan

Appendix C – page 5

4.4          Right of Optionee. If the Corporation recapitalizes or otherwise changes its capital structure, thereafter upon any exercise of an Option theretofore granted, the Optionee shall be entitled to purchase under such Option, in lieu of the number of shares of Common Stock as to which such Option shall then be exercisable, the number and class of shares of stock and securities, and the cash and other property to which the Optionee would have been entitled pursuant to the terms of the recapitalization if, immediately prior to such recapitalization, the Optionee had been the holder of such record of the number of shares of Common Stock then covered by such Option.

4.5          Corporate Change. In the event of a Corporate Change, unless otherwise deemed to be impractical by the Board, then no later than (i) two business days prior to any Corporate Change referenced in Clause (i), (ii), (iii), (v) or (vi) of the definition thereof or (ii) ten business days after any Corporate Change referenced in Clause (iv) of the definition thereof, the Board, acting in its sole discretion without the consent or approval of any Participant or Optionee, shall act to effect the following alternatives with respect to outstanding Options which acts may vary among individual Optionees or Participants  and, with respect to acts taken pursuant to Clause (i) above, may be contingent upon effectuation of the Corporate Change: (A) in the event of a Corporate Change referenced in Clauses (i), (ii) and (vi) acceleration of exercise for all Options then outstanding so that such Options may be exercised in full for a limited period of time on or before a specified date (before or after such Corporate Change) fixed by the Board, after which specified date all unexercised Options and all rights of Optionees thereunder shall terminate; (B) in the event of a Corporate Change referenced in Clauses (iii), (iv) and (v) require the mandatory surrender to the Corporation by selected Optionees of some or all of the outstanding Options held by such Optionees (irrespective of whether such Options are then exercisable under the provisions of the Plan) as of a date (before or after such Corporate Change) specified by the Board, in which event the Board shall thereupon cancel such Options and pay to each Optionee an amount of cash per share equal to the excess, if any, of the Change of Control Value of the shares subject to such Option over the exercise price(s) under such Options for such shares; (C) in the event of a Corporate Change referenced in Clauses (iii), (iv) and (v), make such adjustments to Options then outstanding as the Board deems appropriate to reflect such Corporate Change (provided, however, that the Board may determine in its sole discretion that no adjustment is necessary to Options then outstanding); (D) in the event of a Corporate Change referenced in Clauses (iii), (iv) and (v), provide that thereafter upon any exercise of an Option theretofore granted the Optionee shall be entitled to purchase under such Option, in lieu of the number of shares of Common Stock as to which such Option shall then be exercisable, the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the Optionee would have been entitled pursuant to the terms of the agreement of merger, consolidation or sale of assets or plan of liquidation and dissolution if, immediately prior to such merger, consolidation or sale of assets or any distribution in liquidation and dissolution of the Corporation, the Optionee had been the holder of record of the number of shares of Common Stock then covered by such Option; or (E) in the event of a Corporate Change referenced in Clauses (iii), (iv) and (v), cancel the Options granted if the Fair Market Value of the Common Stock underlying the Options is below the Option exercise price.

4.6          Stock Offered. The stock to be offered pursuant to an Award or Grant may be authorized but unissued Common Stock or Common Stock previously issued and outstanding and reacquired by the Corporation.

Section 5

DURATION OF PLAN

5.1          The Plan shall be effective as of April 28, 2008, the date of its adoption by the Board, provided that the Plan is approved by the stockholders of the Corporation within twelve (12) months before or thereafter and on or prior to the date of the first annual meeting of stockholders of the Corporation held subsequent to the acquisition of an equity security by a Holder hereunder for which exemption is claimed under Rule 16b-3. The Plan shall be terminated and no further Awards or Common Stock may be granted under the Plan after ten (10) years from the date the Plan is adopted by the Board or the date the Plan is approved by the Corporation’s shareholders, whichever is earlier. Subject to the provisions of Section 8, the Plan shall remain in effect until all Options granted under the Plan have been exercised or have expired by reason of lapse of time and all restrictions imposed upon restricted stock awards have lapsed.

5.2          The provisions of the Plan shall continue operative with respect to all outstanding Awards until their expiration.

Section 6

STOCK OPTIONS

6.1          Stock Options may be granted alone or in addition to other Awards granted under this Plan. Each Stock Option granted shall be designated as either a Non-Qualified Option or an Incentive Option

6.2          Eligibility. An Incentive Stock Option Award made pursuant to the Plan may be granted only to an individual who, at the time of grant, is an employee of the Corporation, a Parent Corporation or a Subsidiary. An Award of an Option which is not an Incentive Stock Option or a Grant of Common Stock may be made to an individual who, at the time of Award or Grant, is an employee of the Corporation, a Parent Corporation or a Subsidiary, or to an individual who has been identified by the Board or Designated Officer to receive an Award or Grant due to their contribution or service to the Corporation, including members of the Board of Directors of the Corporation, a Parent Corporation or a Subsidiary. An Award or Grant made pursuant to the Plan may be made on more than one occasion to the same person, and such Award or Grant may include a Common Stock Grant, an Incentive Stock Option, an Option which is not an Incentive Stock Option, Other Award, or any combination thereof. Each Award or Grant shall be evidenced by a written instrument duly executed by or on behalf of the Corporation.

Caspian Services, Inc. 2008 Equity Incentive Plan

Appendix C – page 6

6.3          The aggregate Fair Market Value of Shares, determined at the Grant Date, with respect to Incentive Options that may be exercised for the first time by any individual during any calendar year under this Plan or any other plan maintained by the Corporation and its Subsidiaries shall not exceed $100,000. To the extent that the aggregate Fair Market Value of Shares with respect to which Incentive Options are exercisable for the first time by any individual during any calendar year, under all plans of the Corporation and its Subsidiaries, exceeds $100,000, such Incentive Options shall be treated as Non-Qualified Options.

6.4          Special Limitations on Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined at the time the respective Incentive Stock Option is granted) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of the Corporation (and any Parent Corporation or Subsidiary) exceeds One Hundred Thousand Dollars ($100,000) (within the meaning of Section 422 of the Code), such excess Incentive Stock Options shall be treated as Options which do not constitute Incentive Stock Options. The Board shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of an Optionee’s Incentive Stock Options will not constitute Incentive Stock Options because of such limitation and shall notify the Optionee of such determination as soon as practicable after such determination. No Incentive Stock Option shall be granted to an individual if, at the time the Option is granted, such individual owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or of its Parent Corporation or a Subsidiary, within the meaning of Section 422(b)(6) of the Code, unless (i) at the time such Option is granted the Option price is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock subject to the Option and (ii) such Option by its terms is not exercisable after the expiration of five years from the date of grant.

6.5          Options and Rights in Substitution for Stock Options Made by Other Corporations. Options may be granted under the Plan from time to time in substitution for stock options held by employees of corporations who become, or who became prior to the effective date of the Plan, employees of the Corporation, of any Parent Corporation or of any Subsidiary as a result of a merger or consolidation of the employing corporation with the Corporation, such Parent Corporation or such Subsidiary, or the acquisition by the Corporation, a Parent Corporation or a Subsidiary of all or a portion of the assets of the employing corporation, or the acquisition by the Corporation, a Parent Corporation or a Subsidiary of stock of the employing corporation with the result that such employing corporation becomes a Subsidiary.

6.6          Stock Option Agreement. Each Option shall be evidenced by an Option Agreement between the Corporation and the Optionee which shall contain such terms and conditions as may be approved by the Board and agreed upon by the Participant. The terms and conditions of the respective Option Agreements need not be identical.

6.7          Option Price. The Option Price shall be determined by the Committee at the time of grant, except that no Incentive Option may be granted for an Option Price less than 100% of Fair Market Value on the Grant Date.

6.8          Option Term. The Option Term shall be fixed by the Board, its Committee or Designated Officer, but no Incentive Option shall be exercisable more than ten years after its Award Date.

6.9          Exercisability. A Stock Option shall be exercisable at such time or times and subject to such terms and conditions as shall be specified in the Award Agreement, provided, however, that a Stock Option may not be exercised as to less than twenty-five Shares at any one time or the total number available for exercise at that time.

6.10        Method of Exercise. Subject to section limitation in section 6.9 a Stock Option may be exercised in whole or in part at any time during its Term by giving written notice of exercise to the Corporation specifying the number of Shares to be purchased. Such notice shall be accompanied by payment in full of the Option Price in cash or through the tender of previously-owned Shares which for such purposes shall be valued at their Fair Market Value unless some other form of consideration is authorized by the Board. Once delivered, an exercise shall be irrevocable.

6.11        Transferability of Stock Options. Stock Options shall be Transferable as provided in Section 10.

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Appendix C – page 7

6.12        Termination. Stock Options shall terminate in accordance with Section 11.

6.13       Buyout and Settlement Provisions. The Corporation may at any time offer to buy out a Stock Option previously granted, based on such terms and conditions as the Committee shall establish.

Section 7

RESTRICTED AND UNRESTRICTED STOCK AWARDS

7.1          Grants of Restricted Stock Awards. The Board or Designated Officer acting on behalf of the Corporation may, in its discretion, grant one or more Restricted Stock Awards to any eligible Grantee. The Restricted Stock Awards may be granted subject to the attainment of specified performance goals, continued employment or such other limitations or restrictions as the Board or Designated Officer may determine. Each Restricted Stock Award shall specify the number of Shares to be issued to the Participant, the date of such issuance, the price, if any, to be paid for such Shares by the Participant and the restrictions imposed on such Shares.

7.2          Terms and Conditions of Restricted Stock Awards. After they are granted, Restricted Stock Awards shall be subject to the following provisions:

7.2.1       Issuance of Shares. Shares of Restricted Stock may be issued immediately upon grant or upon vesting as determined by the Board or Designated Officer. Unless otherwise determined one third of the Shares of Restricted Stock shall vest at the time of such Award is made, two thirds of the Award shall vest after the first anniversary of the date of the Grant, with the remaining portion of the Award vesting after the second anniversary of date of the Grant.

7.2.2       Stock Powers and Custody. If any stock certificates are issued in respect of Shares of Restricted Stock awarded under this Plan, such certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Award. The certificates evidencing Restricted Stock shall be held in custody of the Corporation until the restrictions on them shall have lapsed. The Corporation may also require the Participant to deliver a stock power endorsed in blank relating to the certificates evidencing Restricted Stock and such stock be held in custody by the Corporation until the restrictions on them have lapsed.

7.2.3       Shareholder Rights. Participants receiving Restricted Stock Awards shall be entitled to dividend and voting rights for the Restricted Stock held by them while it is outstanding unless otherwise determined by the Committee at the time of grant.

7.2.4       Transferability. Restricted Stock Awards shall be Transferable as provided in Section 10.

7.2.5       Termination. Restricted Stock Awards shall terminate in accordance with the provisions of Section 11.

7.3          Unrestricted Stock Awards. The Board or Designated Officer acting on behalf of the Corporation may make Awards of unrestricted Shares to key Eligible Employees, Advisors and/or Directors, in recognition of outstanding achievements or contributions. Shares issued on a bonus basis may be issued for no cash consideration. Each certificate for unrestricted Shares shall be registered in the name of the Participant and delivered to the Participant.

Section 8

PERFORMANCE AWARDS

8.1.         In addition to Stock Option Awards and Restricted Stock Awards granted pursuant to Sections 6 and 7 of the Plan, Board or Designated Officer acting on behalf of the Corporation, in its discretion, may grant Performance Awards to Eligible Employees, Advisors and/or Directors. A Performance Award shall consist of the right to receive either Shares or cash of an equivalent value, or a combination of both, at the end of a specified Performance Period or a fixed dollar amount payable in cash or Shares, or a combination of both, at the end of a specified Performance Period. The Board or Designated Officer, may determine the Eligible Employees, Advisors, and/or Directors to whom and the time or times at which Performance Awards shall be granted, the number of Shares or the amount of cash to be awarded to any person, the duration of the period during which, and the conditions under which, a Participant’s Performance Award will vest, and the other terms and conditions of the Performance Award in addition to those set forth in Subsection 6 and Section 7 of this Plan.

Caspian Services, Inc. 2008 Equity Incentive Plan

Appendix C – page 8

8.2          Criteria for Awards. The Corporation may condition the grant or vesting of a Performance Award upon the attainment of specified performance goals, including but not limited to, appreciation in the Fair Market Value, book value or other measure of value of the Shares; the performance of the Corporation or groups within the Corporation based on increases in sales, earnings (which may include an add back for taxes, interest, and/or depreciation and amortization), operating earnings, profit margins, earnings per Share, cash flow, favorable comparison to established budgets, return on stockholders’ equity, return on assets, attainment of strategic and operational initiatives, market share, comparisons with various stock market indices, reduction in costs or a combination of such factors; personal performance measures or such other similar factors or criteria as the Committee shall determine.

8.3          Terms and Conditions of Performance Awards. Performance Awards shall be subject to the following terms and conditions:

8.3.1       Dividends. Unless otherwise determined by the Board at the time of the grant of the Award, amounts equal to dividends declared during the Performance Period with respect to any Shares covered by a Performance Award will be paid to the Participant.

8.3.2       Payment. Subject to the provisions of the Award Agreement and this Plan, at the expiration of the Performance Period, Share certificates, cash or a combination of both, as set forth in the Award Agreement, shall be delivered to the Participant, or his or her legal representative or guardian, in a number or an amount equal to the vested portion of the Performance Award. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures set forth in the Award Agreement.

8.3.3       Transferability. Performance Awards shall be Transferable as provided in Section 10.

8.3.4       Termination. Performance Awards shall terminate in accordance with Section 11.

Section 9

OTHER STOCK UNIT AWARDS

9.1          The Board is authorized to grant to Eligible Employees, Advisors and/or Directors of the Corporation and its affiliates, either alone or in addition to other Awards granted under this Plan, Awards of Shares or other securities of the Corporation or any Subsidiary of the Corporation and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Shares or other securities of the Corporation or any Subsidiary of the Corporation (“Other Stock Unit Awards”). Other Stock Unit Awards may be paid in cash, Shares, other property or in a combination thereof, as set forth in the Award Agreement.

9.2          The Board shall determine the employees to whom Other Stock Unit Awards are to be made, the times at which such Awards are to be made, the number of Shares to be granted pursuant to such Awards and all other conditions of such Awards. The provisions of Other Stock Unit Awards need not be the same with respect to each recipient. The recipient shall not be permitted to sell, assign, Transfer, pledge, or otherwise encumber the Shares or other securities which constitute Other Stock Unit Awards prior to the later of: (i) the date on which the Shares or other securities are issued, or (ii) the date on which any applicable restrictions, performance or deferral period lapses. Shares (including securities convertible into Shares) and other securities granted pursuant to Other Stock Unit Awards may be issued for no cash consideration or for such minimum consideration as may be required by applicable law. Shares (including securities convertible into Shares) and other securities purchased pursuant to purchase rights granted pursuant to Other Stock Unit Awards may be purchased for such consideration as the Committee shall determine, which price shall not be less than the Fair Market Value of such Shares or other securities on the Grant Date, unless the Committee otherwise elects. Unless the Board determines otherwise, Other Stock Unit Awards granted under this Plan shall have a vesting period of not less than one year.

Section 10

TRANSFERABILITY OF AWARDS

10. 1       Restrictions on Transfer. Awards and benefits payable under this Plan shall not be Transferable by the Participant during his or her lifetime and may not be assigned, exchanged, pledged, transferred or otherwise encumbered or disposed of except by will or the laws of descent and distribution or, except in the case of an Incentive Option, by a domestic relations order pursuant to Section 414(p)(1)(B) of the Code. Awards shall be exercisable during a Participant’s lifetime only as set forth in the preceding sentence by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative.

Caspian Services, Inc. 2008 Equity Incentive Plan

Appendix C – page 9

10.2        Notwithstanding the above, the Board may, with respect to particular Awards, other than Incentive Options, establish or modify the terms of the Awards to allow the Awards to be Transferred, at the request of the Participant, to trusts established by the Participant or as to which the Participant is a grantor or to family members of the Participant or otherwise for personal and tax planning purposes of the Participant. If the Board allows such Transfer, such Awards shall not be exercisable for a period of not less than six months following the action of the Board. To the extent the Board  action allowing such Transfer occurs within the last six months of the Term of any Award granted under this Plan, the Term of such Award shall automatically be extended for a period necessary to accommodate the exercise limitation discussed in the preceding sentence or by such other period as determined by the Board.

Section 11

TERMINATION OF AWARDS

11.1        Termination of Awards. An Award will terminate as follows:

11.1.1     Upon exercise or expiration by its terms.

11.1.2     Unless otherwise provided in the Notice of Grant when a Holder, resigns, or terminated for  “Cause” all outstanding restricted stock grants and options under the Plan that has not vested on the date of resignation is cancelled and returned to the Corporation treasury. For purposes of the Plan, a leave of absence approved by the Corporation shall not be deemed to be termination of employment.  In the case of Incentive Options, however, a contract with the Participant providing for re-employment must be in place in order for the leave of absence to not be considered a termination of employment.

11.1.3     An Award held by a Holder may be exercised, to the extent then exercisable upon termination, within one year after termination of employment in the following circumstances:

11.1.3.1  after death that occurs while employed or within sixty days after termination of employment for any reason other than for Cause;

11.1.3.2  the Holder becomes subject to Permanent and Total Disability while employed; or

11.1.3.3  Retirement. In the case of retirement, any exercise of an Incentive Option more than 90 days after the date of retirement will cause the Incentive Option to lose the tax-favored benefits generally provided to Incentive Options. Awards may be exercised in such circumstances by the person or the person’s estate or guardian or those persons to whom the Award may be transferred by will or the laws of descent and distribution as appropriate.

11.1.4     If an individual holding an Award violates any term of any written employment, confidentiality or noncompetition agreement between the Corporation and that person, all existing Awards held by such person will terminate immediately. In addition, if at any time of such violation such person has exercised an Award for Shares but has not received certificates for the Shares to be issued, the Corporation may void the Award and its exercise. Any such actions by the Corporation shall be in addition to, and not in lieu of, any other rights or remedies available to the Corporation in such circumstances.

11.1.5     If an Eligible Employee holding an Award violates any covenant in any confidentiality, non-solicitation, non-competition, employment or similar agreement or arrangement with the Corporation or any of its Subsidiaries, that person will pay to the Corporation, within 30 days after receiving written notice from the Corporation, an amount equal to the gross amount gained, realized or obtained by that person’s exercise or grant of any portion of any Award exercised or granted in the 24 months prior to such violation.

11.2        Acceleration of Vesting and Extension of Exercise Period Upon Termination.

11.2.1    Notwithstanding anything contained in this Section 11, upon the termination of employment of a Holder, the Corporation may, in its sole discretion, accelerate the vesting of all or part of any Awards held by such terminated Holder, or Transferred by the Holder, so that such Awards are fully or partially exercisable as of the date of termination, and may also extend the permitted exercise period of such Awards for up to five years from the date of termination, but in no event longer than the original expiration date of such Award. Under the Code, extensions of the Term of Incentive Options will cause the Option to become non-qualified unless the exercise price is reset to be at least equal to the Fair Market Value on the date of extension and the other requirements of an Incentive Option are satisfied at that time.

11.2.2     Except as provided in Section 10.2.1 or Section 4.2, in no event will the continuation of the exercisability of an Award beyond the date of termination of employment allow the Holder, or his or her beneficiaries or heirs, to accrue additional rights under the Plan, or to purchase more Shares through the exercise of an Award than could have been purchased on the date that employment was terminated.

Caspian Services, Inc. 2008 Equity Incentive Plan

Appendix C – page 10

11.3        Additional Terms. The Corporation, in its discretion, may as to any particular outstanding Award or upon the grant of any Award, establish terms and conditions which are different from those otherwise contained in this Section 11, by, without limitation, providing that upon termination of employment for any designated reason, vesting may occur in whole or in part at such time and that such Award may be exercised for any period during the remaining Term of the Award, not to exceed ten years from the Date of Grant. This Section 11.3 shall not apply to Incentive Options.

11.4        Rule 16b-3. It is intended that the Plan and any grant of an Award made to a person subject to Section 16 of the Exchange Act meet all of the requirements of Rule 16b-3. If any provisions of the Plan or any such Award would disqualify the Plan or such Award hereunder, or would otherwise not comply with Rule 16b-3, such provision or Award shall be construed or deemed amended to conform to Rule 16b-3.

11.5        Governing Law. The Plan shall by construed in accordance with the laws of the State of Nevada and all applicable federal law. The securities issued hereunder shall be governed by and in accordance with the securities laws of the State of Nevada.

Section 12

DEFERRALS

12.1        The Board or Designated Officer may permit recipients of Awards to defer the distribution of all or part of any Award in accordance with such terms and conditions as shall be set forth in the Award Agreement.

Section 13

TERMINATION OR AMENDMENT OF PLAN

13.1       Notwithstanding any other provisions hereof to the contrary, the Board may at any time, amend, in whole or in part, any provisions of this Plan, or suspend or terminate it entirely; provided, however, that, unless otherwise required by law, the rights of a Holder with respect to any Awards granted prior to such amendment, suspension or termination may not be impaired without the consent of such Holder. No amendment shall, without shareholder approval, increase the number of Shares available under the Plan, increase the number of Shares for which Incentive Options may be granted, cause the Plan or any Award granted to Covered Employees under the Plan to fail to meet the conditions for exclusion of application of the $1,000,000 deduction limitation imposed by Section 162(m) of the Code where the Award was granted with the intention of avoiding such limitations, or without the consent of the Participant, cause any Incentive Option to fail to qualify as an “Incentive Stock Option” as defined by Section 422 of the Code.

Section 14

GENERAL PROVISIONS

14.1        No Right to an Award or Grant. Neither the adoption of the Plan nor any action of the Board or Designated Officer shall be deemed to give an employee any right to be granted an Option to purchase Common Stock, to receive a Grant or to any other rights hereunder except as may be evidenced by an Option Agreement duly executed on behalf of the Corporation, and then only to the extent of and on the terms and conditions expressly set forth therein. The Plan shall be unfunded. The Corporation shall not be required to establish any special or separate fund or to make any other segregation of funds or assets to assure the payment of any Award or Grant.

14.2        No Right to Continued Employment or Business Relationship. Neither the establishment of the Plan nor the granting of any Award hereunder shall confer upon any Participant any right to continue in the employ of, or in any business relationship with, the Corporation or any Subsidiary, or interfere in any way with the right of the Corporation or any Subsidiary to terminate such employment or business relationship at any time.

14.3        No Right to Award. No Eligible Employee, Advisor or Nonemployee Director shall have the right to be selected to receive an Award under this Plan or, having been so selected, to be selected to receive a future Award or Stock Option. Neither the Award nor any benefits arising out of this Plan shall constitute part of a Participant’s employment or service contract with the Corporation or any Affiliate and, accordingly, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Corporation without giving rise to liability on the part of the Corporation or any Affiliate for severance payments.

14.4        No Claim/Uniformity. Except as provided in Section 6.4, no Eligible Employee, Advisor or Nonemployee Director shall have any claim to receive any Award under this Plan, and there is no obligation for uniformity of treatment of Participants under this Plan.

14.5        Acceptance of Award Agreement. The prospective recipient of any Award under this Plan shall not, with respect to such Award, be deemed to have become a Participant, or to have any rights with respect to such Award, until and unless such recipient shall have accepted an Award Agreement or other instrument evidencing the Award.

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Appendix C – page 11

14.6        Certificates for Shares. All certificates for Shares delivered under this Plan pursuant to any Award shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any certificates to make appropriate reference to such restrictions.

14.7        No Offer to Sell Securities. No Award granted hereunder shall be construed as an offer to sell securities of the Corporation, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made, would comply with all applicable requirements of the federal securities laws and any other laws to which such offer, if made, would be subject.

14.8        Other Plans. The value of, or income arising from, any Awards issued under this Plan shall not be treated as Incentive for purposes of any pension, profit sharing, life insurance, Disability or other Retirement or welfare benefit plan now maintained or hereafter adopted by the Corporation or any Subsidiary, unless such plan specifically provides to the contrary. Nothing contained in this Plan shall prevent the Corporation from adopting other or additional Incentive arrangements, subject to stockholder approval if such approval is required.

14.9        Withholding of Taxes. The Corporation may deduct from any payment to be made pursuant to this Plan, or the Corporation may otherwise require, prior to the issuance or delivery of any Shares or the payment of any cash to a Participant, or at any time thereafter as requested by the Corporation (including without limitation at such time that a Participant makes an election under section 83(b) of the Code), payment by the Participant of any Federal, state, local or foreign taxes required by law to be withheld. The Corporation may withhold from payroll and/or any other amounts payable to the Participant all sums required to satisfy such tax obligations.

14.10      Reimbursement of Taxes. The Committee may provide in its discretion that the Corporation may reimburse a Participant for federal, state, local and foreign tax obligations incurred as a result of the grant or exercise of an Award issued under this Plan.

14.11      Grants to Covered Employees. Notwithstanding anything to the contrary in this Plan, Awards granted under the Plan to Covered Employees may be granted in a manner such that the Corporation’s income tax deduction for the Incentive attributable to the Awards is not limited to the deduction restriction imposed by Section 162(m) of the Code.

14.12      Governing Law. This Plan and actions taken in connection with it shall be governed by the laws of State of Nevada without regard to the principles of conflict of laws.

14.13      Liability. No employee of the Corporation nor member of the Committee or the Board shall be liable for any action or determination taken or made in good faith with respect to this Plan or any Award granted hereunder and, to the fullest extent permitted by law, all employees and members shall be indemnified by the Corporation for any liability and expenses which may occur through any claim or cause of action arising under or in connection with this Plan or any Awards granted under this Plan.

14.14      Severability. If any provision of this Plan is or becomes invalid, illegal or unenforceable in any jurisdiction, or would disqualify this Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of this Plan, it shall be stricken and the remainder of this Plan shall remain in full force and effect.

14.15      No Restriction of Corporate Action. Nothing contained in the Plan shall be construed to prevent the Corporation or any Parent Corporation or Subsidiary from taking any corporate action which is deemed by the Corporation or such Parent Corporation or Subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan. No employee, beneficiary or other person shall have any claim against the Corporation or any Parent Corporation or Subsidiary as a result of such action.

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Appendix C – page 12

Appendix D
Annual Report on Form 10-K for the Year Ended September 30, 2012

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 10-K

☒	ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the fiscal year ended September 30, 2012

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the Transition Period From ________ to _________

Commission File Number 000-33215

CASPIAN SERVICES, INC.
(Exact name of registrant as specified in its charter)

Nevada	87-0617371
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

2319 Foothill Boulevard, Suite 160
Salt Lake City, Utah	84109
(Address of principal executive offices)	(Zip Code)

(801) 746-3700
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Exchange Act: None

Securities registered pursuant to 12(g) of the Exchange Act: Common, $.001 par value

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act.
☐ Yes  ☒  No

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act.
☐ Yes  ☒  No

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
☒ Yes  ☐  No

Indicate by check mark if whether the registrant has submitted electronically and posted in its corporate Web site, if any, every Interactive Data File required to be submitted pursuant to Rule 405 of Regulation S-T during the preceding 12 months (or such shorter period that the registrant is required to submit and post such files).
 ☒ Yes  ☐  No

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K.
   ☒

Appendix D – page 1

Indicate by check mark whether the registrant is a large accelerated filed, an accelerated filer, a non-accelerated filer or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.  (Check one):

Large accelerated filer ☐	Accelerated filer ☐
Non-accelerated filer ☐	Smaller reporting company ☒
(Do not check if a smaller reporting company)

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act.)
     ☐ Yes  ☒  No

The aggregate market value of the voting and non-voting common equity held by non-affiliates computed by reference to the price at which the common equity was last sold as of the last business day of the registrant’s most recently completed second fiscal quarter was $1,164,512.

As of January 8, 2013, the registrant had 52,657,574 shares of common stock, par value $0.001, issued and outstanding.

DOCUMENTS INCORPORATED BY REFERENCE:  None

Appendix D – page 2

Appendix D – page 3

CASPIAN SERVICES, INC.

Unless otherwise indicated by the context, references herein to the “Company”, “CSI”, “we”, our” or “us” means Caspian Services, Inc, a Nevada corporation, and its corporate subsidiaries and predecessors.

Unless otherwise indicated by the context, all dollar amounts, other than share and per share amounts, stated in this annual report on Form 10-K are presented in thousands.

Forward-Looking Statements

This annual report on Form 10-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended that are based on management’s beliefs and assumptions and on information currently available to our management.  For this purpose any statement contained in this annual report on Form 10-K that is not a statement of historical fact may be deemed to be forward-looking, including, but not limited to those relating to future demand for the products and services we offer, changes in the composition of the products and services we offer, future revenues, expenses, results of operations, liquidity and capital resources or cash flows, the commodity price environment, managing our asset base, our ability to restructure our existing credit facilities or to obtain additional debt or equity financing, management’s assessment of internal control over financial reporting, financial results, opportunities, growth, business plans, strategies and objectives.  Without limiting the foregoing, words such as “believe,” “expect,” “project,” “intend,” “estimate,” “budget,” “plan,” “forecast,” “predict,” “may,” “will,” “could,” “should,” or “anticipate” or comparable terminology are intended to identify forward-looking statements.  These statements by their nature involve known and unknown risks, uncertainties, and other factors that may cause our actual results, performance or achievements or the industry to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.  Such factors include, but are not limited to, market factors, market prices and marketing activity, future revenues and costs, unsettled political conditions, civil unrest and governmental actions, foreign currency fluctuations, and environmental and labor laws and other factors detailed herein and in our other filings with the U.S. Securities and Exchange Commission (the “Commission”).

Forward-looking statements are predictions and not guarantees of future performance or events.  Forward-looking statements are based on current industry, financial and economic information, which we have assessed but which by its nature, is dynamic and subject to rapid and possibly abrupt changes.  Our actual results could differ materially from those stated or implied by such forward-looking statements due to risks and uncertainties associated with our business.  We hereby qualify all our forward-looking statements by these cautionary statements.  These forward-looking statements speak only as of their dates and should not be unduly relied upon.  We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Appendix D – page 4

Item 1.   Business

Company History

Caspian Services, Inc. was incorporated under the laws of the state of Nevada on July 14, 1998.  Since February 2002 we have concentrated our business efforts to provide diversified oilfield services to the oil and gas industry in western Kazakhstan and the Caspian Sea, including providing a fleet of vessels, onshore, transition zone and marine seismic data acquisition and processing services and a marine supply and support base in the port of Bautino, in Bautino Bay, Kazakhstan.

Recent Developments

Subsequent to fiscal year-end, we set up a 100% subsidiary in Russia, Caspian Services LLC, which is expected to help us in obtaining vessel charter contracts in the Russian sector of the Caspian Sea.

We continue to work to restructure our outstanding financial obligations.  Subsequent to the fiscal year-end we and our creditors, the European Bank for Reconstruction and Development (“EBRD”) and Bakhytbek Baisietov (the “Investor”) agreed in principle to a non-binding Term Sheet regarding a potential restructuring of our financial obligations to those parties (the “Term Sheet”).  For an explanation of the principle terms and conditions of the Term Sheet, please see the heading “Liquidity and Capital Resources” of Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations on page 33 of this report and Note 8 – Notes Payable of our Consolidated Financial Statements included with this report.  The Term Sheet does not constitute a legally binding agreement of any of the parties thereto.  There is no guarantee the parties will be successful in negotiating, obtaining approval of or concluding definitive restructured financing agreements on the terms discussed herein, or at all.

Our ability to continue as a going concern is dependent upon, among other things, our ability to successfully negotiate and conclude restructured financing agreements with EBRD and the Investor and our ability to generate sufficient revenue from operations, or to identify a financing source that will provide us the ability to satisfy our repayment and guarantee obligations under the restructured financing agreements.  Uncertainty as to the outcome of these events raises substantial doubt about our ability to continue as a going concern.

Appendix D – page 5

Our Business

We provide a broad range of oilfield services in western Kazakhstan and the Caspian Sea.  Our business focuses in three principal areas – Vessel Operations, Geophysical Services and Marine Base Services.  We manage our business through three wholly-owned British Virgin Island companies, Caspian Services Group Limited (“CSGL”), Caspian Geophysics Limited (“CGEO”) and Caspian Real Estate Limited (“CRE”) and a wholly-owned Netherland company, Caspian Services Group B.V. (“CSG”).  Each of these companies undertakes its operations through various subsidiaries and joint venture entities.   CSGL and CSG represent the vessel operations business provided by our vessel fleet.  Through CGEO we manage our geophysical services operations.  CRE is our marine base services company.  The following diagram sets forth our subsidiaries and our percentage ownership interest in each entity as of September 30, 2012:

Offshore Marine Services Industry

Our fleet customers employ our vessels to provide services to support their oil and gas exploration activities, particularly in connection with seismic work and in the construction of necessary infrastructure to pursue development and production of successful exploration projects.  This industry employs various types of vessels, referred to broadly as offshore support vessels that are used to transport materials, supplies and personnel.

Appendix D – page 6

The offshore marine services industry is directly impacted by the level of activity in offshore oil and natural gas exploration, development and production, which, in turn, is impacted by trends in oil and natural gas prices.  Oil and natural gas prices are affected by a host of geopolitical and economic forces, including the fundamental principles of supply and demand.  Each of the major worldwide geophysical offshore oil and gas production regions has unique characteristics that influence the economics of exploration and production and consequently the market for vessels in support of these activities.  While there is some vessel interchangeability between geographic regions, barriers such as mobilization costs, environmental sensitivity, seasonality and vessel design suitability restrict migration of vessels between regions. The effect of these restrictions on vessel migration has segmented various regions into separate markets.

In addition to the factors that impact the offshore marine services industry set forth above, our operations are also directly and indirectly affected by exploration and development activities in the north Caspian Sea, in particular, development of the Kashagan oil field.  At the time of its discovery in 2000, the Kashagan oil field was one of the largest discoveries in the last 30 years.  Initially, the field was scheduled to start commercial production in 2005.  Development of the field, however, has been much slower and more difficult than anticipated for various reasons, including harsh weather conditions, with temperatures ranging from 40 degrees Celsius in the summer to -40 degrees Celsius in the winter, high hydrogen sulphide content, high reservoir pressure, the shallow depth of the Caspian Sea at the field and disagreements with the government of Kazakhstan.  As a result, development and construction at the Kashagan field has been postponed several times.  Development of the second phase of the Kashagan field, which was anticipated to commence in 2008 or 2009, is currently anticipated to be delayed until 2018 or 2019.

In 2008 North Caspian Operating Company BV (“NCOC”) (formerly Agip KCO), was nominated as an operator of the Kashagan field.  As subcontractors of NCOC are the largest customers for our vessel fleet and anticipated marine base customers, our operations are significantly impacted by development of the Kashagan field.

Vessel Fleet

Our fleet includes ten specialized shallow draft vessels designed for use in the shallow waters of the north Caspian Sea. We operate our fleet through our subsidiary, CSGL.  Currently, of the ten vessels in our fleet, we own eight.  During fiscal 2012 we operated the other vessels pursuant to agreement with Acta Marine B.V., the Dutch shipping company that owns the vessels. The number of rented vessels varied from five vessels during the first fiscal quarter 2012 to two during the forth fiscal quarter 2012.

We are planning to sell a survey vessel (Caspian Galiya) during fiscal 2013.  If we have sufficient funds, we are planning to buy two vessels from Acta Marine (one survey vessel and one supply vessel; both are now rented) and another two multi-cat vessels from another company during fiscal 2013 to meet our client requirements.

Appendix D – page 7

Subsequent to the year-end we concluded an agreement with a nonrelated third party for the purchase of a seismic shooter vessel for $900. Out of this purchase price $850 has been paid. The transaction is expected to be completed during fiscal 2013.

During fiscal 2012 our fleet was time chartered to oil and natural gas exploration and production companies working in the Kazakhstan and Turkmenistan sectors of the Caspian Sea.  Our customers charter our vessels and hire us to provide all necessary staffing and support for safe and efficient operation.  Vessel operating expenses are typically our responsibility except that the customer generally provides for port fees and consumables such as water, fuel, lubricants and anti-freeze.  In return for providing time-chartered services, in most instances we are paid a daily rate of hire.  We also provide additional support services for our accommodations vessels where we are able to charge fees for  accommodating and catering to the client’s personnel.

Generally we charter our vessels under time charter contracts or on a “spot” basis.  Time charter contracts typically cover a specific term, typically one work season or longer.  The base rate of hire under such a term contract is generally a fixed rate, though some charter arrangements may include escalation clauses to recover specific additional costs.  In contrast, vessels chartered on a “spot” basis are typically chartered for a short-term basis ranging anywhere from one day to several weeks or months.  There are no material differences in the cost structure of our contracts based on whether the contracts are spot or time charters because our fixed operating costs, including but not limited to, payroll, insurance and maintenance costs, are generally the same without regard to the length of the contract.

Listed below are the six vessel classes we operate along with a description of the type of vessels categorized in each class, the services the respective vessels perform and the number of vessels in each class we operate.

Supply Vessels.  Included in this class are towing supply vessels and supply vessels.  This vessel class is chartered to customers for use in transporting supplies and equipment from shore bases to offshore projects.  Supply vessels have large cargo handling capabilities and are used to serve drilling and production facilities and support offshore construction and maintenance work.  We have one supply vessel in our fleet.

Survey/UtilityVessels.  Survey/utility vessels are chartered to customers for use in performing offshore geological and seismic studies.  These vessels may also have accommodations and multiple day endurance.  We currently have two survey/utility vessels in our fleet.

Anchor Handling Multicats and Support Vessel Tugs.   This is our largest category of vessels, with three such vessels in our fleet.  These vessels are used to tow floating drilling rigs; assist in the docking of tankers; assist pipe laying, cable laying and construction barges; setting anchors for positioning and mooring drilling rigs and are used in a variety of other commercial towing operations, including towing barges, carrying a variety of bulk cargoes and containerized cargo.

Appendix D – page 8

Cable Laying Barges.   These vessels are used to lay down communications infrastructure between offshore drilling islands. These vessels typically do not have their own power source as the cable could be damaged by any propulsion mechanism.  Therefore, these vessels are normally assisted by utility vessels, such as anchor handling tugs.  We currently have one six-point anchoring cable laying barge in our fleet.

                Accommodations Vessels.  We currently have one accommodations barge and one accommodations vessel in our fleet.  These vessels are chartered to customers to provide offshore living quarters to personnel.  These vessels also offer food services, laundry and related services.  One of our vessels also has a heli-deck.  Our accommodations vessels have combined capacity to house up to 123 client personnel and 32 crew members.

Crewboats.  Crewboats are chartered to customers for use in transporting personnel and small quantities of supplies from shore bases to offshore drilling rigs, platforms and other installations more quickly than other vessels.  We currently have one crewboat in our fleet.

During fiscal 2012 70% of our vessel revenue came from three clients: Saipem Kazakhstan Branch – 36%, Er Sai Caspian Contractor– 22% and Momentum Engineering – 12%.

Competition for our vessel fleet in the Kazakhstan sector of the Caspian Sea varies from small regional companies to large international corporations and competition is intense.  Currently, we have only one local Kazakh competitor, but we compete with many larger foreign companies.  Despite our smaller size relative to some of our competition, we believe we have an advantage because of our extensive experience operating vessels in the Caspian Sea and conducting business within and complying with the laws and regulations of the Republic of Kazakhstan.  In addition, we have developed strong relationships with marine port operators and other local companies.  Based on our local regulatory compliance and business reputation, we believe we have been able to differentiate ourselves from our competitors.

Geophysical Services

Through our subsidiary CGEO we provide onshore, transition zone and marine seismic data acquisition services to independent oil and gas exploration and development companies operating in Kazakhstan and the Caspian Sea and to the national oil company.  Geophysical seismic surveys have been the primary tool or method of oil and gas exploration for over fifty years.  Geophysical seismic surveying refers to the making, processing and interpreting of measurements of the physical properties of the earth for the purpose of gathering data.

Appendix D – page 9

Oil companies utilize geophysical services in the following ways:

•	to identify new areas of potential sources of hydrocarbons termed “reservoirs;”
•	to determine the size and structure of reservoirs; and
•	to characterize reservoirs and optimize their development.

There are various types of geophysical seismic surveys.  We principally provide 2D and 3D seismic surveying.  The aim of a 2D seismic survey is to provide a series of vertical inline and crossline graphical slices of the earth that are used to identify and determine the size of a hydrocarbon reservoir.   A 3D survey, utilizing a very dense grid of data, provides a continuous volume (100% coverage) of high-quality subsurface data.  In a 3D survey, both the structural and stratigraphic elements are continuously represented at a resolution not attainable in 2D surveys.

Oil and gas exploration companies typically contract for geophysical services in one of two ways.  First, they contract directly with the geophysical service provider.  Under this format, once the survey is completed the client owns the data that is recorded.  In the industry, this is termed “proprietary” work.  Contracts for this type of work are structured in one of two ways.  The most widely used are production contracts where the geophysical service provider is paid for the amount of data recorded, usually counted and charged by the number of source points acquired.  As per agreement in the contract, typically during certain periods of time that the service provider is unable to acquire data due to circumstances outside its control, (weather for example), a standby-rate is charged to the client.  The other method of contracting is based on time, where the crew charges the time-rate for any period that the crew is technically capable and available for work.

“Non-proprietary”, “multi-client”, or “speculative” seismic surveys are the second contracting method geophysical service companies may offer.  When performing services on this basis, the data is acquired by the geophysical service company for its own account.  The geophysical service company then licenses that data to a number of clients.  The high cost involved in obtaining geophysical data on a proprietary basis has prompted many clients to license data on a multi-client basis.

The geophysical industry is highly technical and the requirements and demands on acquisition and processing are continually evolving as clients seek to answer questions and understand more about their reservoirs using seismic data sets.

As funding and market conditions justify, we intend to invest in the latest available technology to allow us to offer the kinds of solutions our clients require, both in terms of capacity; as the area develops its licensing of new acreage, and in terms of technology; as the reservoirs themselves develop and require more detailed data acquisition and analysis.

Caspian Geophysics provides geophysical services through its two subsidiaries:  Tat-Arka LLP, a wholly-owned subsidiary (“TatArka”); and Kazmorgeophysica, JSC, an 80% owned subsidiary (“KMG”).  During fiscal 2012 98% of total geophysical revenue was attributable to TatArka, and 2% to KMG.

Appendix D – page 10

Tat-Arka LLP

               TatArka provides 2D and 3D land seismic data acquisition services to companies engaged in onshore oil and gas exploration in the Republic of Kazakhstan.  TatArka provides these services under project specific partnerships with other local service providers as required by the Republic of Kazakhstan.  TatArka has held a general state license to conduct geophysical works since September 4, 2001.

Land seismic data acquisition requires that our surveying crews mark and position with GPS the location for deployment of recording (geophones) and seismic source equipment.   The recording crews use either explosives or mechanical vibrators to produce acoustic sound waves (termed “shooting”).  The recording system synchronizes the shooting and captures the seismic signal via the geophones.

In comparative terms, the acquisition of onshore seismic data requires considerably less effort, and is less complex, than the acquisition of offshore seismic data.  As a result, onshore seismic data acquisition services are far less expensive than offshore services.

The onshore seismic market in Kazakhstan is comparably mature and is dominated by four local companies: Azimut, SIF Dank, TatArka and KazGeodgeco.  Currently, Tatarka’s market share is about one third of the market, which is second to Azimut, which holds about a 40% market share.  Market share is largely subject to the quantity and availability of equipment and therefore routinely changes.

Because of the ongoing economic slowdown and accompanying tightening of the credit markets, many of our land seismic clients continue to experience significant difficulty in obtaining financing for land seismic data surveys.

Kazmorgeophysica JSC

We own an 80% controlling interest in Kazmorgeophysica JSC.  KMG provides 2D and 3D transition zone and marine seismic data acquisition services to oil and gas exploration companies operating in the Kazakhstan sector of the Caspian Sea.  KMG has held a general state license to conduct geophysical works since May 29, 2002.

In contrast to the onshore seismic market, the marine seismic market in Kazakhstan is still developing.  To date, only a small number of marine or transition zone surveys have been conducted.  We believe this is primarily due to the limited number of entities currently holding exploration licenses in Kazakhstan.  We expect that the release of new license blocks by the government of Kazakhstan will attract significant interest from the international oil and gas community, although the government has not given indications of when they may release new license blocks.  If and when the government does release new license blocks, we anticipate that a direct result of such will be a significant increase in demand for marine and transition zone seismic data acquisition services as well as additional demand for our vessel fleet from customers wishing to utilize our vessels for marine seismic data acquisition.

Appendix D – page 11

Historically, the complexity of modern marine seismic data collection methods in the environmentally sensitive, shallow waters of the north Caspian Sea, and the associated cost, has meant that only well situated local companies and large international exploration companies with advanced technology and sufficient capital have been capable of providing marine seismic services in Kazakhstan.  We believe this trend is changing as more local companies gain access to the technology and methodologies used and as they obtain sufficient capital to acquire the necessary equipment and vessels to provide these services.  Additionally, the current laws of Kazakhstan require marine seismic services providers meet the country’s local content requirements, either through local ownership or by partnership.  The 20% owner of KMG is 100% owned by Kazakh interests, which satisfies the local content requirement and gives KMG an advantage over its international competitors.

KMG currently competes with two local companies, Kazakhstancaspishelf and Uzhmaorgeologia and three international firms, Westerngeco, CGG Veritas and PGS.  As discussed above, in order to satisfy the local content requirements of Kazakhstan, these international firms are required to tender with a local partner.  KMG’s market share compared to its competition is insignificant.  Given current economic and credit conditions, we do not anticipate this to improve significantly in the next year.

As oil and gas exploration companies often require both onshore and offshore seismic data acquisition services, TatArka and KMG often contract with each other to provide services for their respective customers.

Marine Base Services

 Atash Marine Base

Balykshi LLP

The Atash Marine Base located in Bautino Bay was commissioned in 2010.  Additional dredging work needs to be completed before the second phase of the base can be fully operational. The base is currently used by our own fleet and other small operators.  We plan to market services to large multi-national oil companies engaged in exploration and construction in the region.

The marine base offers the following facilities and services:

•	long and short terms vessel moorings;
•	wharf front crane pad for vessel loading/offloading;
•	boat yard with vessel lifting facilities;
•	long-term berths;
•	water storage facilities and vessel bunkering;
•	oily and waste water collection and removing facilities;
•	weighbridge facilities;
•	electrical power supply and distribution system;
•	open lay-down storage area.

Appendix D – page 12

The outstanding dredging work includes removal of an obstruction that currently limits the size vessel that can access the base.  Completion of dredging will allow larger vessels to access the base and increase the potential customer pool.  During fiscal 2012 the Company contracted with a contractor to complete the dredging which was initially projected around $3,000. However, the project was only partially completed at a cost of around $1,500 and further dredging works are required.  Currently, we have insufficient funds to complete the dredging project.  If the dredging is not completed in a reasonable period of time, we could be subject to certain penalties, including the cancelation of permits and termination of operational activities at the marine base until the dredging is completed.  It is anticipated that dredging will take approximately eight to ten months to complete.  The failure to provide financing for, or to complete, the dredging works could constitute a default under the EBRD financing agreements.

We funded construction of the marine base through a combination of debt and equity financing through EBRD and internal financing provided by the Company.  Our subsidiary Balykshi borrowed $18,600 from EBRD and EBRD acquired a 22% equity interest in Balykshi for $10,000. Balykshi’s and CRE’s assets are pledged as collateral under the EBRD financing agreements (including bank accounts and movable and immovable property).  Balykshi also executed agreements assigning its interests to insurance, investments and contracts to EBRD.  To obtain the financing, EBRD also required the Company to guarantee the financial performance of Balykshi and CRE under the financing agreements.

In connection with EBRD’s $10,000 equity investment, we entered into a Put Option Agreement granting EBRD the right to require the Company to repurchase the 22% equity interest.  The put is exercisable from June 2013 through June 2017.  The put price is determined based on the fair market value of Balykshi as mutually agreed by the parties. If the parties are unable to agree upon a fair market valuation, the parties agree to hire a third party expert to determine the put price on the basis of the fair market value of Balykshi, as set forth in the Put Option Agreement.  In the event there is a change in control of the Company, EBRD has the right to require the repurchase of the equity interest at its fair market value.

The Put Option Agreement contains an acceleration feature.  Should Balykshi: (i) default on $1,000 or more of debt; (ii) fail to meet the obligations of any of the agreements between Balykshi, the Company and EBRD; (iii) be found to have made false representations to EBRD; or (iv) be declared insolvent, EBRD has the right to accelerate the put option.  If the put option is accelerated, EBRD can require us to repurchase the $10,000 equity investment plus a 20% per annum rate of return, taking into account any dividend or other distributions received by EBRD, at any time following one of the events mentioned above.  The acceleration feature of the Put Option Agreement is a conditional obligation and is recognized as an adjustment to the carrying value of the put option liability when an event of default occurs.  At September 30, 2012 we concluded the value of the put option was $17,822, including $7,822 to reflect the possible right EBRD has to accelerate the put option.

Appendix D – page 13

As discussed in more detail above, subsequent to the fiscal year-end we, EBRD and the Investor agreed in principle to a non-binding Term Sheet setting forth the terms for a potential restructuring of our financial obligations to EBRD and the Investor.

There are currently two other marine bases that operate in the vicinity of our base and control the market share.  These bases are owned by Teniz Service and Saga Atash.  We will have to compete with their operations if we wish to gain market share.  Given the current state of our operations, our market share is insignificant compared to our competitors.

Mangistau Oblast Boat Yard, LLP

Balykshi and two unrelated third parties formed Mangistau Oblast Boat Yard LLP (“MOBY”) for the purpose of constructing and operating a boat repair and dry-docking services yard to be located within our marine base.  Balykshi holds a 20% equity interest in MOBY.

In August 2008 MOBY entered into a loan agreement with EBRD in the amount of $10,300 (the “MOBY Loan”).  In June 2009 in connection with the MOBY Loan, EBRD required certain parties, including the Company, to execute a Deed of Guarantee and Indemnity (the “Guarantee”) guaranteeing repayment of the MOBY Loan.  The MOBY Loan funded and the Company became liable for the obligations under the Guarantee as of September 3, 2009.  For additional information regarding the MOBY Loan, the Guarantee and our obligations under the Guarantee please see “Off-balance Sheet Financing Arrangements” in Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations on page 38 of this report.

During October 2008 we entered into a lease agreement with MOBY for the lease of three hectares of space at our marine base to operate the vessel repair and drydock facility. The lease agreement is for 20 years and calls for a fixed rent payment of $290 per annum. In November 2009, according to the agreement term, MOBY made a partial advance payment of $3,347, which is being recognized over the 20 year lease term starting from May 2010.

As of September 30, 2012 and 2011 MOBY was in violation of certain financial covenants under the MOBY Loan.  EBRD agreed to reduce the financial ratios of the MOBY Loan through June 30, 2011 but no additional waiver has been provided.

To date, EBRD has taken no action to establish the defaults or to increase or accelerate the debt obligations we owe under the Guarantee.  Should EBRD determine to take action, we would not have sufficient funds to repay our portion of the MOBY Loan and would be forced to seek sources of funding to satisfy these obligations.

In connection with the Term Sheet, we have agreed in principle with EBRD to work toward a possible restructuring of the MOBY Loan.

Appendix D – page 14

Safety and Risk Management

Kazakhstan is a member of the International Maritime Organization (“IMO”) and is a signatory to most of the IMO conventions regulating safety and navigation. We are committed to ensuring the safety of our operations.  Management regularly communicates with our personnel to promote safety and instill safe work habits through media and safety review sessions.  We also regularly conduct safety training meetings for our seaman and staff personnel.  We dedicate personnel and resources to ensure safe operations and regulatory compliance.  We employ safety personnel who are responsible for administering our safety programs.

The operation of any marine vessel involves an inherent risk of catastrophic marine disaster, adverse weather conditions, mechanical failure, collisions, and property losses to the vessel and business interruption due to political action.  Any such event may result in a reduction in revenues or increased costs.

The worldwide threat of terrorist activity and other acts of war, or hostility, impact the risk of political, economic and social instability.  It is possible that acts of terrorism may be directed against the United States domestically or abroad and such acts of terrorism could be directed against properties and personnel of U.S.-owned companies such as ours.  The resulting economic, political and social uncertainties, including the potential for future terrorist acts and war, could cause the premiums charged for our insurance coverage to increase.  To date, we have not experienced any property losses as a result of terrorism, political instability or war.

Management believes that the Company’s insurance coverage is adequate.  We have not experienced a loss in excess of insurance policy limits; however, there is no assurance that our liability coverage will be adequate to cover all potential claims that may arise.  While we believe that we should be able to maintain adequate insurance in the future at rates considered commercially acceptable, we cannot guarantee such with the current level of uncertainty in the insurance market.

Environmental Compliance

During the ordinary course of business our operations are subject to a wide variety of environmental laws and regulations.  Violations of these laws may result in civil and criminal penalties, fines, injunctions and other sanctions.  Compliance with existing governmental regulations that have been enacted or adopted regulating the discharge of materials into the environment, or otherwise relating to the protection of the environment, has not had, nor is expected to have, a material effect on the Company.  We are proactive in establishing policies and operating procedures for safeguarding the environment against any environmentally hazardous material aboard our vessels and at shore base locations.  In addition, we have established operating policies that are intended to increase awareness of actions that may harm the environment.  However, environmental laws and regulations are subject to change and may impose increasingly strict requirements and, as such, we cannot estimate the ultimate cost of complying with such laws and regulations.

Appendix D – page 15

Foreign Operations

In recent years, the Republic of Kazakhstan has undergone substantial political and economic change.  As an emerging market, Kazakhstan is still developing the business infrastructure that generally exists in more mature free market economies.  As a result, operations carried out in Kazakhstan can involve risks that are not typically associated with developed markets.  Instability in the market reform process could subject us to unpredictable changes in the basic business environment in which we currently operate.  Therefore, we face risks inherent in conducting business internationally, such as:

•	foreign currency exchange fluctuations or imposition of currency exchange controls;
•	legal and governmental regulatory requirements;
•	disruption of tenders resulting from disputes with governmental authorities;
•	potential vessel seizure or nationalization of assets;
•	import-export quotas or other trade barriers;
•	difficulties in collecting accounts receivable and longer collection periods;
•	political and economic instability;
•	difficulties and costs of staffing and managing international operations; and
•	language and cultural differences.

Any of these factors could adversely affect our operations and consequently our operating results and financial condition.  At this time, management is unable to estimate what, if any, changes may occur or the resulting effect of any such changes on our financial condition or future results of operations.

We also face the potential risk of changing and potentially unfavorable tax treatment and currency law violations. Legislation and regulations regarding taxation, foreign currency transactions and licensing of foreign currency loans in the Republic of Kazakhstan continue to evolve as the central government manages the transformation from a command to a market-oriented economy.  The legislation and regulations are not always clearly written and their interpretation is subject to the opinions of local tax inspectors.  Instances of inconsistent opinions between local, regional and national tax authorities are not unusual.

The current regime of penalties and interest related to reported and discovered violations of Kazakhstan’s laws, decrees and related regulations can be severe.  Penalties include confiscation of the amounts at issue for currency law violations, as well as fines of generally 100% of the taxes unpaid.  Interest is assessable at rates of generally 0.06% per day.  As a result, penalties and interest can result in amounts that are multiples of any unreported taxes.

Appendix D – page 16

Despite the relative political stability in Kazakhstan, our operations and financial condition may be adversely affected by Kazakh political developments, including the application of existing and future legislation and tax regulations.

Seasonality

Due to weather conditions in the north Caspian Sea, demand for our vessel fleet, desalinized water and transition zone and marine seismic data acquisition services is seasonal and is subject to prevailing weather conditions in the region.  Typically, significant demand for these services begins in late March or early April and continues until late November.  Our business volume, however, is more dependent on oil and natural gas prices and the global supply and demand conditions for our services than any seasonal variations.

Employees

The Company and its subsidiaries currently employ approximately 516 employees.  We hire our employees under local labor contracts complying with the governing law of the Republic of Kazakhstan.

Under local labor laws, all labor contracts that do not expire or are not terminated before one year are automatically (by law) extended for an undefined period.  This makes it more difficult to terminate existing employees.  We have managed to maintain low turnover of our work force.  With ongoing labor market monitoring, we believe that future new labor requirements can be satisfied and there is no significant risk of a labor shortage.

We provide voluntary and mandatory offshore training and support qualification growth of our employees.  In addition, there are legislative requirements to provide a certain number of local employees per year with formal outside training.  We continue to satisfy these local labor market protective measures.

We believe we have satisfactory relations with our employees.  To date, neither our operations, nor the operations of any of our subsidiaries, have been interrupted by strikes or work stoppages.

Reports to Security Holders

We file annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other items and amendments, thereto with the Commission.  We provide free access to these filings, as soon as reasonably practicable after filing, on our Internet web site located at www.caspianservicesinc.com.  In addition, the public may read and copy any materials we file with the Commission at its Public Reference Room at 100 F Street N.E., Washington, DC 20549. The public may obtain information on the operation of the Public Reference Room by calling the Commission at 1-800-SEC-0330. The Commission maintains its internet site www.sec.gov, which contains reports, proxy and information statements and our other information regarding issuers that file electronically with the Commission. Information appearing on the Company’s website is not part of any report that it files with the Commission.

Appendix D – page 17

Item 1A. Risk Factors

We operate in challenging and highly competitive markets. Listed below are some of the more critical or unique risk factors that we have identified as affecting or potentially affecting the Company and the marine services industry. You should consider these risks and the risks identified elsewhere in this annual report on Form 10-K and in the Notes to the Consolidated Financial Statements when evaluating our forward-looking statements and our Company. The effect of any one risk factor or a combination of several risk factors could materially affect our results of operations, financial condition and cash flows and the accuracy of any forward-looking statements made in this annual report on Form 10-K.

We may be unable to service our financial obligations.

We have a significant amount of debt.  As of September 30, 2012, we owed our two primary creditors nearly $59,600.  We are currently trying to restructure our debts and financial obligations, but there is no guarantee we will be successful in our efforts.  If we are unable to restructure our financial obligations in a manner that will allow us to better service these obligations, barring an unexpected significant improvement in revenues and results of operations, we do not anticipate being able to generate sufficient cash flow from our operations to service our financial obligations as currently structured.  Even if we are successful in restructuring our obligations, we believe we will need to experience significant revenue growth and improved operating results, and we may need additional equity investments into the Company, in order to service our debts.  As discussed above, we do not anticipate significant revenue growth until the second phase of development of the Kashagan field commences, which is currently projected to occur in 2018 or 2019.

EBRD has asserted that we are in default of certain loan covenants under our financing agreements.

As discussed in greater detail in Note 8 – Notes Payable of our Consolidated Financial Statements and under the heading “Liquidity and Capital Resources” in Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations of this annual report on Form 10-K, EBRD has verbally notified us that it believes we are in violation of at least some of the financial covenants of its financing agreements.

To date, EBRD has taken no action to establish the defaults or to increase or accelerate the debt obligations we owe them or to accelerate their put right.  Should EBRD determine to take such action and exercise its acceleration or other rights, we would not have sufficient funds to repay the loan or to satisfy the EBRD put right and would be forced to seek sources of funding to satisfy these obligations.

Appendix D – page 18

As of September 30, 2012, the outstanding amount due to EBRD was $21,319. In addition, were EBRD to accelerate its put option the accelerated put price would be $10,000 plus an internal rate of return of 20% per annum, which at September 30, 2012 was $17,822.  Given the difficult equity and credit markets and our current financial condition, we believe it would be very difficult, if not impossible, to obtain such funding.  If we were unable to obtain funding to repay the loan or satisfy the put, we anticipate EBRD could seek any legal remedies available to it to obtain repayment of its loan.  These remedies could include forcing the Company into bankruptcy.  As the financing provided to us by EBRD is secured by mortgages on the real property, assets and bank accounts of Balykshi and CRE, and guaranteed by the Company, EBRD could also pursue remedies under those security agreements, including foreclosing on the marine base and other assets.

Were EBRD to declare an event of default and seek to accelerate our obligations under its financing agreements, such could also be deemed an event of default under the Non-Negotiable Note and the Consolidated Note which would grant Investor the right to declare the notes and interest thereon due and payable.  Should such occur, we would likewise have insufficient funds to repay the notes and anticipate Investor would seek any legal remedies available to obtain repayment of the notes.

Subsequent to the fiscal year-end we agreed in principle with EBRD and Investor to a non-binding Term Sheet regarding a potential restructuring of our financial obligations to them.  The terms and conditions of the Term Sheet are discussed in greater detail in “Liquidity and Capital Resources” of Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations on page 35 of this report and Note 8 – Notes Payable of our Consolidated Financial Statements included with this report.

Our ability to continue as a going concern is dependent upon, among other things, our ability to successfully negotiate and conclude restructured financing agreements with EBRD and the Investor and our ability to satisfy our repayment and guarantee obligations under the restructured agreements.  Uncertainty as to the outcome of these events raises substantial doubt about our ability to continue as a going concern.

If we are unable to service our debt obligations our creditors could seize our assets.

As noted in the preceding risk factor, our obligations under the EBRD financing agreements are secured by mortgages on the real property, assets and bank accounts of Balykshi and CRE.  Pursuant to the Loan Restructuring Agreement, we have agreed to, as allowed by applicable law, pledge our assets not pledged to secure the EBRD financing agreements to secure the Non-Negotiable Note and the Consolidated Note.  In the event we are unable to restructure our obligations with our creditors and to service our financial obligations, our creditors could determine to exercise their rights under their respective security agreements and foreclose on all or a significant portion of our assets.  Should this occur, it would be unlikely we would be able to continue operations.

Appendix D – page 19

We may be unable to complete dredging works at the marine base in a reasonable period of time

Currently, we have insufficient funds to complete the dredging at the marine base.  If the dredging is not completed in a reasonable period of time, we could be subject to certain penalties, including the cancelation of permits and termination of operational activities at the marine base until the dredging is completed.  It is anticipated that dredging will take approximately eight to ten months to complete.  The failure to provide financing for, or to complete, the dredging and repair works could constitute a default under the EBRD financing agreements.

Our independent registered public accounting firm has expressed substantial doubt about our ability to continue as a going concern.

As disclosed in the Report of Independent Registered Public Accounting Firm in our Consolidated Financial Statements EBRD has asserted that we are in violation of certain loan covenants which would allow it to exercise acceleration features to declare its loan and accrued interest immediately due and payable and to exercise its put option.  Should EBRD seek to assert its acceleration rights and declare its loan and accrued interest immediately due and payable, or to accelerate its put right, we would not have sufficient funds to repay the EBRD loan or satisfy the put option.  Such could also constitute a default of our financing agreements with the Investor.  At September 30, 2012, we had negative working capital of $60,273.  As a result of these factors, our independent registered public accounting firm has expressed that the uncertainty of the outcome of these factors raises substantial doubt about our ability to continue as a going concern.

Our substantial debt load adversely affects our financial health.

        Our substantial debt has important consequences.  In particular, it:

•	increases our vulnerability to general adverse economic and industry conditions;
•
requires us to dedicate an inordinate portion of our cash flow from operations to payments on our indebtedness, thereby reducing the availability of our cash flow to fund capital expenditures and other general corporate purposes;

•	limits our flexibility in planning for, or reacting to, changes in our businesses and the industries in which we operate;
•	places us at a competitive disadvantage compared to our competitors that have less debt; and
•	limits, along with the financial and other restrictive covenants of our indebtedness, among other things, our ability to borrow additional funds.

Appendix D – page 20

Our financing agreements contain restrictive covenants that may limit our ability to respond to changes in market conditions or pursue business opportunities.

Our financing agreements contain restrictive covenants that limit our ability to, among other things:

•	incur or guarantee additional debt;
•	pay dividends;
•	repay subordinated debt prior to its maturity;
•	grant additional liens on our assets; and
•	merge with another entity or dispose of our assets.

        In addition, our financing agreements currently require us to maintain certain financial ratios and tests.  The requirement that we comply with these provisions may materially adversely affect our ability to react to changes in market conditions, take advantage of business opportunities we believe to be desirable, obtain future financing, fund needed capital expenditures or withstand a continuing or future downturn in our business.

We are subject to all the risks of being dependent upon only a few customers.

Because our vessel fleet is chartered to a limited number of customers, the loss of any one of these customers could adversely impact our financial condition and results of operations.  Given the current demand for vessels in the Kazakhstan sector of the Caspian Sea, the loss of any of our major customers could have a detrimental impact upon our financial condition and results of operations. In addition, if we lose our major customers we will be forced to put our vessels out to the spot market, with all the attendant risks of that market, including uncertain demand, with little ability to offset our significant fixed costs.  When a significant percentage of our vessels are chartered under spot charter contracts it typically leads to decreased revenues because of lower utilization, this is more pronounced during winter season because spot charter contracts traditionally do not provide winter standby rates.  In such situations, our results of operations typically suffer as well because despite lower utilization, we continue to incur costs for personnel, maintenance, etc.

Our business largely depends on levels of exploration and development activity in the Kazakhstan sector of Caspian Sea.

Historically, demand for our services has been sensitive to the level of exploration spending by oil and gas companies in the Kazakhstan sector of the Caspian Sea and, in particular, development of the Kashagan oil field.  Based on the latest available information, commencement of Kashagan’s second phase will likely be postponed until 2018 or 2019, which we anticipate will delay growth in the market and demand for our services, particularly our marine base services, which has, and likely will continue to adversely affect the results of our operations.

Appendix D – page 21

Oil and natural gas prices are highly volatile.

Commodity prices for crude oil and natural gas are highly volatile.  Prices are sensitive to the supply/demand relationship for the respective natural resources.  High demand for crude oil and natural gas and/or low inventory levels for the resources as well as any perceptions about future supply interruptions can cause commodity prices for crude oil and natural gas to rise, while generally, low demand for natural resources and/or increases in crude oil and natural gas supplies cause commodity prices for the respective natural resources to decrease.

Factors that affect the supply of crude oil and natural gas include but are not limited to the following:  the Organization of Petroleum Exporting Countries’ (“OPEC”) ability to control crude oil production levels and pricing as well as the level of production by non-OPEC countries; political and economic uncertainties; advances in exploration and development technology; worldwide demand for natural resources; and governmental restrictions placed on exploration and production of natural resources.

A prolonged material economic downturn in crude oil and natural gas prices can negatively impact the development plans of exploration and production companies. In addition, a prolonged recession may result in a decrease in demand for offshore support vessel services and a reduction in charter rates and/or utilization rates, which would have a material adverse effect on our results of operations, cash flows and financial condition. Prior to mid-2008, oil and gas companies had increased their respective exploration and development activities in response to a very favorable pricing environment for oil and gas that existed at that time. Worldwide demand for oil and gas dropped precipitously and energy prices sharply declined during the last half of calendar 2008 as a result of a global economic recession. Currently, there are signs that economic improvement is underway; however, the pace of recovery and demand for energy and, in turn, offshore supply vessel services has been slow.

The offshore marine service and geophysics industries are highly competitive.

We operate in highly competitive industries, which could depress vessel charter rates and utilization and adversely affect our financial performance. We compete for business with our competitors on the basis of price; reputation for quality service; quality, suitability and technical capabilities of vessels; availability of vessels; and safety and efficiency. In addition, competition may be adversely affected by regulations requiring, among other things, the awarding of contracts to local contractors, the employment of local citizens and/or the purchase of supplies from local vendors that favor or require local ownership. In general, declines in the level of offshore drilling and development activity by the energy industry negatively affect the demand for our vessels and result in downward pressure on day rates. Extended periods of low vessel demand and/or low day rates would reduce our revenues.

Appendix D – page 22

There are inherent operational hazards to the marine services industry.

The operation of any marine vessel involves inherent risk that could adversely affect our financial performance if we are not adequately insured or indemnified. Our operations are also subject to various operating hazards and risks, including risk of catastrophic marine disaster; adverse sea and weather conditions; mechanical failure; collisions and property losses to the vessel; war, sabotage and terrorism risks; and business interruption due to political action or inaction, including nationalization of assets by foreign governments.

These risks present a threat to the safety of personnel and to our vessels, cargo and other property, as well as the environment. Any such event may result in a reduction in revenues, increased costs, property damage, and additionally, third parties may have significant claims against us for damages due to personal injury, death, property damage, pollution and loss of business. Our vessels are generally insured for their estimated market value against damage or loss, but we do not fully insure for business interruption. Our insurance coverage is subject to deductibles and certain exclusions. We can provide no assurance, however, that our insurance coverage will be available beyond the renewal periods, that we will be able to obtain insurance for all operational risks and that our insurance policies will be adequate to cover future claims that may arise.

Failure to meet our legal compliance obligations could result in significant cost to the Company.

We must comply with extensive government regulation in the form of international conventions, federal and state laws and regulations.  These conventions, laws and regulations govern matters of environmental protection, worker health and safety, and the manning, construction and operation of vessels.  Moreover, the International Maritime Organization recently made the regulations of the International Safety Management (“ISM”) Code mandatory.  All of our vessels now comply fully with these international standards.  The ISM Code provides an international standard for the safe management and operation of ships, pollution prevention and certain crew and vessel certifications. The risks of incurring substantial compliance costs, liabilities and penalties for non-compliance are inherent in offshore maritime operations. Compliance with environmental, health and safety laws and regulations increases our cost of doing business.  Additionally, environmental, health and safety laws change frequently.  Therefore, we may be unable to predict the future costs or other future impact of environmental, health and safety laws on our operations.  There is no assurance that we can avoid significant costs, liabilities and penalties imposed as a result of environmental regulation in the future.

Compliance with the Foreign Corrupt Practices Act.

As a U.S. corporation, the Company is subject to the regulations imposed by the Foreign Corrupt Practices Act (FCPA), which generally prohibits U.S. companies and their intermediaries from making improper payments to foreign officials for the purpose of obtaining or keeping business or obtaining an improper business benefit. We have adopted proactive procedures to promote compliance with the FCPA, but we may be held liable for actions taken by our strategic or local partners or agents even though these partners or agents may not themselves be subject to the FCPA. Any determination that we have violated the FCPA could have a material adverse effect on our business, results of operations, and cash flows.

Appendix D – page 23

Compliance with environmental regulations may adversely impact our operations.

A variety of regulatory developments, proposals and requirements have been introduced in Kazakhstan and other countries that are focused on restricting the emission of carbon dioxide, methane and other gases. If such legislation is enacted, increased energy, environmental and other costs and capital expenditures could be necessary to comply with the limitations. These developments may curtail production and demand for hydrocarbons such as crude oil and natural gas and thus adversely affect future demand for our vessels, which are highly dependent on the level of activity in offshore oil and natural gas exploration, development and production market. Although it is unlikely that demand for oil and gas will lessen dramatically over the short-term, in the long-term, demand for oil and gas or increased environmental regulations may create greater incentives for use of alternative energy sources. Unless and until legislation is enacted and its terms are known, we cannot reasonably or reliably estimate its impact on our financial condition, results of operations and ability to compete. However, any long term material adverse effect on the crude oil and natural gas industry may adversely affect on our financial condition, results of operations and cash flows.

Liquidity of common stock.

Our common stock has limited trading volume on the Over-the-Counter Bulletin Board and is not listed on a national exchange.  Moreover, a significant percentage of the outstanding common stock is “restricted” and therefore subject to the resale restrictions set forth in Rule 144 of the rules and regulations promulgated by the Commission under the Securities Act of 1933, as amended.  These factors could adversely affect the liquidity, trading volume, price and transferability of our common stock.

Item 1B. Unresolved Staff Comments

As a smaller reporting company, as defined in Rule 12b-2 of the Exchange Act of 1934, as amended, and in Item 10(f)(1) of Regulation S-K, we are electing scaled disclosure reporting obligations and therefore are not required to provide the information requested by this Item.

Appendix D – page 24

Item 2.  Properties

We maintain principal executive offices at 2319 Foothill Boulevard, Suite 160, Salt Lake City, Utah and 134 Azerbayev Ave., Koktobe microdistrict, Almaty, 050010, Kazakhstan.  We also maintain an office in Aktau, Kazakhstan.  We lease office space in Salt Lake City, Utah and Aktau, Kazakhstan.  The monthly rent for our office in Salt Lake City is $1.3.  This lease terminates in January 2015. Our office lease in Aktau expired in October 2012 and we have moved to another office building.  Our current rental rate is about $10 per month.

            As is the norm in locations such as Almaty, Aktau and Atyrau, we rent apartments for the exclusive use of our employees posted there.  We have seven apartments on a revolving annual lease that usually renews each year in January.  Total rent for the seven apartments is about $10 per month.  We also own two newly constructed apartments in Aktau with a total value of $483.  This property is not currently subject to liens or mortgages, but we expect that it could be used in the future to help secure the notes mentioned in Note 8 to Consolidated Financial Statements.

We believe the facilities we lease are in good, serviceable condition and are adequate for our needs.

Our principal offices in Almaty are owned by our wholly-owned subsidiary TatArka. This also includes service, storage and operational facilities, which are used by both TatArka and KMG for storage and service of equipment and machinery.  We also lease a portion of the facility to third parties for storage. This property is not currently subject to liens or mortgages, but we expect that it could be used in the future to help secure the notes mentioned in Note 8 to Consolidated Financial Statements.

As discussed herein, through our subsidiary Balykshi, we own an 11 hectare parcel of real property.  This property forms the basis for our marine base facility.  The cost of the property has been included in the roughly $40,000 figure disclosed as our investment as of September 30, 2012 in the marine base facility.

In connection with our financing agreements with EBRD, we and our subsidiaries CRE and Balykshi, entered into a Mortgage Agreement with EBRD mortgaging this parcel of real property to secure the $18,600 EBRD loan.

We also own a small parcel of undeveloped land in village of Bautino. The land was purchased for investment purposes and the Company currently does not have any plans to develop the land.

We acquire interests in real property to support our operations.  We are not engaged in the business of acquiring real estate for investment purposes.

Appendix D – page 25

Item 3.  Legal Proceedings

From time-to-time in our normal course of business, we are a party to various legal claims, actions and complaints. Although the ultimate outcome of these matters cannot be determined, management believes that, as of September 30, 2012, the final disposition of these proceedings will not have a material adverse effect on our financial position, results of operations or liquidity.

Item 4.  Mine Safety Disclosures

  None.

PART II

Item 5.  Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities

Market Information

Our shares are currently traded on the Over-the-Counter Bulletin Board (“OTCBB”) under the symbol “CSSV.”  The following table presents the high and low bid prices for the fiscal years ended September 30, 2012 and 2011.  The published high and low bid quotations were furnished to us by OTC Markets Group Inc.  These quotations reflect inter-dealer prices without retail mark-up, mark-down or commissions and may not necessarily represent actual transactions.

	High	Low
Fiscal year ended September 30, 2012

Fourth quarter	$0.03	$0.02
Third quarter	$0.04	$0.02
Second quarter	$0.05	$0.02
First quarter	$0.12	$0.07
Fiscal year ended September 30, 2011

Fourth quarter	$0.11	$0.08
Third quarter	$0.16	$0.08
Second quarter	$0.195	$0.12
First quarter	$0.201	$0.085

Holders

As of December 19, 2012 we had 199 shareholders of record holding 52,657,574 shares of our common stock.  The number of record holders was determined from the records of our transfer agent and does not include beneficial owners of common stock whose shares are held in the names of various security brokers, dealers, and registered clearing agencies.

Appendix D – page 26

Dividends

We have not declared or paid a cash dividend on our common stock during the two most recent fiscal years.  Our ability to pay dividends is subject to limitations imposed by Nevada law.  Under Nevada law, dividends may be paid to the extent that a corporation’s assets exceed its liabilities and it is able to pay its debts as they become due in the usual course of business. At the present time, our board of directors does not anticipate paying any dividends in the foreseeable future; rather, the board of directors intends to retain earnings that could be distributed, if any, to fund operations and develop our business.

Securities Authorized for Issuance Under Equity Compensation Plans

See Item 12 – Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters of this report.

Performance Graph

As a smaller reporting company, as defined in Rule 12b-2 promulgated under of the Securities Exchange Act of 1934, as amended, and in Item 10(f)(1) of Regulation S-K, we are electing scaled disclosure reporting obligations and therefore are not required to provide this the information requested by this Item.

Recent Sales of Unregistered Securities

We did not sell any equity securities during the quarter ended September 30, 2012.  Pursuant to the terms of Mr. Kotov’s employment agreement with the Company, each year on the anniversary date of his employment agreement (August 2) he is entitled to a grant of restricted common stock equal to 0.85% of the then outstanding common stock of the Company.  Except upon the occurrence of certain events, as detailed in his employment agreement, as discussed in greater detail in Item 11 – Executive Compensation of this report each grant vests over a period of three years with initial vesting commencing one year from the date the frant was due.

On August 2, 2012 Mr. Kotov became entitled to receive a restricted stock grant in the amount of 447,589 shares of our common stock. The shares representing this grant to Mr. Kotov have not yet been issued.  We anticipate they will be issued during fiscal 2013.   All unvested shares will be held in escrow by us for release in accordance with the vesting schedule.  Mr. Kotov has the right to vote the shares, receive dividends and enjoy all other rights of ownership over the entire grant amount, except the right to transfer, assign, pledge, encumber, dispose of or otherwise directly or indirectly profit or share in any profit derived from a transaction in the shares prior to vesting.   Vesting of the shares is also contingent upon Mr. Kotov’s continued employment with the Company on the respective vesting dates.

Appendix D – page 27

The restricted stock grant will be made without registration pursuant to Section 4(2) of the Securities Act of 1933.

Issuer Purchases of Equity Securities

Neither we, nor any affiliated purchaser purchased any of our equity securities during the year ended September 30, 2012.

Item 6.  Selected Financial Data

As a smaller reporting company, as defined in Rule Rule 12b-2 promulgated under of the Securities Exchange Act of 1934, as amended, and in Item 10(f)(1) of Regulation S-K, we are electing scaled disclosure reporting obligations and therefore are not required to provide the information requested by this Item.

Item 7.  Management's Discussion and Analysis of Financial Condition and Results of Operations

This discussion summarizes the significant factors affecting our consolidated operating results, financial condition, liquidity and capital resources during the fiscal years ended September 30, 2012 and 2011. This discussion should be read in conjunction with the Consolidated Financial Statements and footnotes to the Consolidated Financial Statements included in this annual report on Form 10-K.

Except for share and per share amounts, all dollar amounts stated in this Item are presented in thousands unless stated otherwise.

2012 Summary

During the 2012 fiscal year, total revenues decreased significantly mostly due to the fact we generally completed our major vessel charter contract with Saipem.  Geophysical revenues were also down as the difficult credit situation in Kazakhstan continues to inhibit seismic financing. We do not anticipate demand for our services to grow significantly in fiscal 2013 as development of the second phase of the Kashagan oil field development project continues to be delayed.  Current projections place commencement of the second phase some time in 2018-2019.  We do not anticipate significant growth in demand for our services until the second phase of the Kashagan development project ramps up.  Based on current industry expectations for Kashagan development, we remain optimistic about our prospects in the longer-term.  Additionally, we are working to expand our vessel operations to Turkmenistan and Russian sectors of Caspian Sea.

For the year ended September 30, 2012 we experienced a 49% decrease in total revenue as compared to the year ended September 30, 2011.  Vessel revenues declined by 46% while geophysical service revenues decreased by 59%.  Marine base service revenue decreased by a modest 12%, but this segment is relatively insignificant.

Appendix D – page 29

During the year ended September 30, 2012 we realized a 32% decrease in total costs and operating expenses.  This reduction was largely the result of a 45% decrease in vessel operating costs and a 36% decrease in cost of geophysical service revenues, which is generally in line with corresponding decrease in revenues. Additionally, we realized a significant decrease in impairment loss during fiscal 2012.

As a result of the foregoing, our net loss attributable to Caspian Services, Inc. increased from $9,654, or $0.18 per share, during fiscal 2011 to $14,037, or $0.30 per share during fiscal 2012.

Results of Operations

Comparison of the fiscal year ended September 30, 2012 and September 30, 2011

In fiscal 2012 we operated three business segments: Vessel Operations, Geophysical Services and Marine Base Services.

	For The Years Ended September 30,
	2012	2011	% change

VESSEL OPERATIONS
Operating Revenue	$ 17,688	$ 32,608	-46%
Pretax Operating Income/(Loss)	(1,077)	5,672	-119%

GEOPHYSICAL SERVICES
Operating Revenue	$ 6,310	$ 15,429	-59%
Pretax Operating Loss	(4,851)	(3,999)	21%

MARINE BASE SERVICES
Operating Revenue	$ 1,173	$ 1,269	-8%
Pretax Operating Loss	(8,065)	(8,870)	-9%

CORPORATE ADMINISTRATION
Operating Revenue	$ -	$ -	n/a
Pretax Operating Loss	(2,798)	(2,247)	25%

Segment Revenues and Operating Expenses

Vessel Operations

During fiscal 2012 revenue from vessel operations decreased 46% to $17,688.   The completion of most projects with Saipem during the first fiscal quarter 2012 resulted in lower vessel utilization rates in comparison with the comparative period. With the completion of most of our projects with Saipem, we expect vessel revenues will continue to be lower and we do not expect significant growth in demand for our vessels during fiscal 2013 in the Kazakhstan sector of the Caspian Sea.

During fiscal 2012 vessel operating costs of $10,309 were 45% lower than during fiscal 2011.  Decreased activity meant our loss from vessel operations during fiscal 2012 was $576 compared to income of $5,331 during fiscal 2011.

Appendix D – page 29

Some of our vessel operating costs are attributable to the vessels we operate under agreement with Acta Marine.  Pursuant to that agreement we pay a day rate to Acta Marine for the vessels they own, that we operate.  During fiscal 2011, six of the vessels in our fleet were owned by Acta Marine, this number declined to two as of the end of fiscal 2012. While our margins are smaller on the Acta Marine vessels, we are willing to operate these vessels at a reduced profit margin because it allows us access to additional shallow draft vessels when demand requires.

During fiscal 2012, 36% of vessel revenue came from Saipem in comparison to 61% during fiscal 2011.  We were able to engage most of our fleet during fiscal 2012 by expanding our operation to the Turkmenistan sector of the Caspian Sea.  Around 17% of our vessel revenues were generated by vessels chartered in Turkmenistan during fiscal 2012. Currently, we are also pursuing opportunities for contracts in the Russian sector of the Caspian Sea, and have registered a 100% subsidiary in Russia to explore the opportunities for our vessel business.  Generally, we do not anticipate significant increase in demand for our vessel operations in fiscal 2013.

Geophysical Services

Revenue from geophysical services fell 59% from $15,429 during fiscal 2011 to $6,310 during fiscal 2012. Both the volume of work performed and rates charged to customers decreased significantly.

We have significantly reduced our geophysical services variable operating and payroll costs as a result of the slowdown in our operating activity.  Compared to the same period last year, cost of geophysical services was 36% lower.  However, fuel and material prices increased significantly which limited our ability to reduce our costs in line with the reduction in revenue.  As a result, the net loss attributable to Caspian Services, Inc. from geophysical operations was $4,685 during fiscal 2012 compared to net loss attributable to Caspian Services, Inc. of $4,824 during fiscal 2011.

The local market, from which much of our seismic work is generated, remains depressed as a result of the difficult credit market and we continue to struggle to obtain payment from overdue accounts.  We take legal action where possible but this is an expensive option in Kazakhstan, as taxes must be paid up front, and it is not always easy to determine whether there are assets which can be seized in a legal action.

We anticipate that fiscal 2013 will be flat for seismic work as the credit required by local Kazakh companies to finance these seismic projects remains elusive.  Our strategy for the upcoming year is to contain costs and to continue to target more large international clients.

Appendix D – page 30

Marine Base Services

Our marine base services revenues during fiscal 2012 were insufficient to cover our fixed costs, including depreciation.

Due to market conditions, at September 30, 2010 we concluded that there were indicators of impairment with respect to the marine base.  We performed a valuation of the base. As a result of this valuation we concluded the marine base was impaired by $11,328. During fiscal 2011 we recognized additional impairment of $322. During the fiscal 2012 the marine base dredging works of $1,397 were fully impaired as this cash outflow has already been incorporated in the initial impairment model during the fiscal 2010.

During fiscal 2010 when EBRD first asserted its claim that we were in violation of certain financial covenants of the financing agreements, we accrued interest expense of $3,644 to reflect our liabilities under the potential accelerated put option for the period from November 2008 to September 2010.  During fiscal 2011 we accrued $2,173 for the twelve months ended September 30, 2011.  Additional interest expense of $2,005 was recognized during the fiscal 2012.

In April 2011 we signed an agreement with an unrelated third party to sell our subsidiary, Bauta, through which we carried out our water desalinization and bottling operations.  The impairment loss of Bauta’s assets of $1,042 was recognized during fiscal 2011.

As a result of the foregoing events, during fiscal 2012 we realized a marine base services loss of $5,978 compared to a loss of $7,914 during fiscal 2011.

We do not expect significant demand for the marine base until the second phase of the Kashagan oil field development plan commences.  Current industry expectations are that the second phase will commence some time in 2018 or 2019.  Until Kashagan oil field development activity increases, we do not expect the marine base to be profitable.

Corporate Administration

Corporate administration refers to some local administration and the administration of our affairs in the United States.   During the fiscal year ended September 30, 2012, net loss from corporate administration was $2,798 compared to $2,247 with fiscal 2011. This increase is caused by decreased interest costs in connection with the restructuring of a portion of our outstanding loans during fourth fiscal quarter 2011.

Consolidated Results

Impairment Loss

During fiscal 2012 we recognized an impairment loss of $1,397 compared to an impairment loss of $4,603 during fiscal 2011. As noted in the Marine Base service analysis above the impairment loss for fiscal 2012 was caused by marine base dredging costs impaired.

Appendix D – page 31

At September 30, 2011 we concluded that there were indicators of impairment as it relates to the goodwill of our subsidiary KMG.  Accordingly, we performed a valuation of KMG assets which included discounted future cash flows from operations.  As a result of this valuation we concluded that KMG goodwill was impaired by $4,281.   We also recognized an additional impairment of $322 in connection with certain real estate during fiscal 2011.

General and Administrative Expenses

                General and administrative expense for fiscal year ended September 30, 2012 was $9,862, which is 10% less than the comparable prior period result. This decrease is mostly attributable to $600 decrease in consulting services related to the restructuring process.  However, general and administrative expenses were 28% of total costs and operating expenses during fiscal 2012 compared to 21% during fiscal 2011. This was the result of the fact that operating costs decreased significantly during fiscal 2012 as a result of decreased operations while general and administrative expenses are more fixed in nature and do not fluctuate as directly with our level of operations.  As we have spent much of the last two fiscal years working to reduce our general and administrative expenses, we anticipate our ability to further decrease general and administrative expenses in future periods will be limited.

Depreciation

Depreciation expense decreased by $382 or 5% to $7,148 during fiscal 2012 compared to fiscal 2011.  This decrease was caused by the fact that a number of our properties were fully depreciated in fiscal 2012.

Interest Expense

Interest expense during fiscal 2012 decreased to $6,706 or 14% compared to fiscal 2011.  This decrease was the result of restructuring a portion of our outstanding loans.

Exchange Loss

During fiscal 2012 we realized an exchange loss of $370 compared to an exchange gain of $111 during fiscal 2011.  This was caused mainly by a decline in the value of the Euro during fiscal 2012, while during fiscal 2011 the Euro increased.  It is our policy to try and match Euro costs with Euro income and we were able to reduce some of the loss as Euro costs for vessel rental were also lower.  It is not our business to speculate on currency movements and we have not historically engaged in currency hedging.

Net Other Expenses

Net other expenses decreased 7% to $6,822 during fiscal 2012 as decreased  interest expense of $1,127 was partially offset by increased exchange loss of $481 and decreased net other non-operating interest of $269.

Appendix D – page 32

Benefit from (provision for) income tax

During fiscal 2012 we had a benefit from income taxes of $839 compared to a provision of $1,438 during fiscal 2011.  This difference was caused by the fact that significant taxable losses were recognized during fiscal 2012 by TatArka and CSG LLP while we had taxable income during fiscal 2011.  Each entity is taxed separately in Kazakhstan.

            Net Loss Attributable to Caspian Services, Inc.

As a result of the aforementioned factors, during fiscal 2012 we realized a net loss attributable to Caspian Services, Inc. of $14,037 or $0.30 per share on a basic and diluted basis.  By comparison, during fiscal 2011 we realized a net loss attributable to Caspian Services, Inc. of $9,654 or $0.18 per share on a basic and diluted basis.

Liquidity and Capital Resources

At September 30, 2012 we had cash on hand of $4,601 compared to cash on hand of $6,136 at September 30, 2011.  At September 30, 2012 total current liabilities exceeded total current assets by $60,273.  That was mainly due to the EBRD loan and put option and the Investor loans being classified as current liabilities.  As discussed in more detail under the heading “Off-Balance Sheet Financing Arrangements” we may also be required to guarantee certain repayment obligations of Balykshi in connection with a loan made to MOBY.

In 2007 we entered into a series of debt and equity financing agreements with EBRD to provide funding for our marine base. As of September 30, 2012 the outstanding loan balance and accrued interest of the EBRD Loan was $21,319.  The EBRD Loan matures in May 2015.  The financing agreements with EBRD contain financial and other covenants, the violation of which could be deemed a default under these agreements.  Pursuant to the terms of the financing agreements, following delivery of written notice to us of an event of default and the expiration of any applicable grace period, EBRD may declare all or any portion of its loan, together with all accrued interest, immediately due and payable or payable on demand.  The EBRD financing agreements provide that in the event any indebtedness of the Company in excess of $1,000 is declared or otherwise becomes due and payable prior to its specified maturity date, such may be deemed an event of default which would also allow EBRD to declare its loan immediately due and payable or payable on demand.  The EBRD loan is collateralized by the property and bank accounts of Balykshi and CRE.

Appendix D – page 33

In connection with the EBRD financing, EBRD also made a $10,000 equity investment to purchase a 22% equity interest in Balykshi.  To secure that funding we were required to grant EBRD a put option whereby EBRD can require the Company to repurchase the 22% equity interest.  The put is exercisable during the period from six to ten years after the signing of the Investment Agreement.  The put price is determined based on the fair market value of Balykshi as mutually agreed by the parties.  In the event there is a change in control of the Company, EBRD may, but is not required to exercise its put right to require the Company to repurchase the equity interest at its fair market value.

The put option also contains an acceleration right in the event: (i) any financial debt of Balykhsi in excess of $1,000 is not paid when due, or a default of any nature occurs and such financial debt becomes prematurely due and payable or is placed on demand; (ii) any party to the financing agreements (other than EBRD) fails to meet the obligations under of any of the financing agreements between Balykshi, the Company and EBRD; (iii) any actions are taken or proceeding instituted that would result in the Company’s bankruptcy, insolvency, reorganization or similar action, or the Company’s consenting to any such action or proceeding;  (iv) any representation or warranty made or confirmed by the Company or Balykshi is found to be false or misleading when made or confirmed.  If the put option is accelerated, EBRD can require the Company to repurchase the $10,000 equity investment plus a 20% per annum rate of return.

In connection with the EBRD financing agreements, the Company is obligated to provide financial assistance to Balykshi to meet its obligations and working capital needs.  As noted above, we have agreed with local authorities to complete outstanding dredging work at the marine base at the reasonable period of time.  During fiscal 2012 we contracted with a contractor to complete the dredging which was initially projected around $3,000. However, the project was only partially completed at a cost of around $1,500 and further dredging works are required.  If we do not complete the dredging in a reasonable period of time, we could be subject to certain penalties, including the possible cancelation of our permits and termination of operating activities at the marine base until the dredging works are completed.  The failure to provide the funding for or to complete dredging could result in an event of default and trigger EBRD’s acceleration rights under its loan and put option agreements.

As discussed above, under the terms of the EBRD Loan Agreement, as amended, the semi-annual repayment installments under the EBRD loan were due on November 20, 2011, May 20, 2012 and November 20, 2012.  Those payments were not made, which constitutes an event of default under the EBRD Loan Agreement and may constitute a default under the Put Option Agreement.

Should EBRD accelerate its loan or its put option, we would have insufficient funds to satisfy those obligations individually or collectively. If we are unable to satisfy those obligations, EBRD could seek any legal remedy available to it to obtain repayment, including forcing the Company into bankruptcy, or foreclosing on the loan collateral, which includes the marine base and other assets and bank accounts of Balykshi and CRE.

Appendix D – page 34

We continue to work to restructure our outstanding financial obligations.  As discussed above in Item 1, subsequent to the fiscal year-end we agreed in principle to a non-binding Term Sheet regarding a potential restructuring of our financial obligations to EBRD and Investor.  The Term Sheet does not constitute a legally binding agreement of any of the parties thereto.  While the parties to the Term Sheet have agreed to the following terms in principle, there is no guarantee the parties will be successful in negotiating, obtaining approval of or concluding definitive restructured financing agreements on the terms set forth below, or at all.

The following amendments to our outstanding financing agreements with EBRD and Investor have been discussed:

•
EBRD’s $10,000 equity investment in Balykshi and all loan interest due pursuant to the EBRD loan agreement (approximately $3,200) would be converted into common stock of the Company and EBRD’s put option would be canceled.  Following the restructuring, it is anticipated EBRD would own approximately 19% of our then outstanding common stock.

•
The principal amount of the restructured EBRD Loan would remain unchanged ($18,600).  The interest rate of the restructured EBRD Loan would be LIBOR + 7% per annum.  The restructured EBRD Loan would be repaid semi-annually in 10 equal installments following the second anniversary of the execution of definitive restructured financing agreements.  CSI would continue to act as guarantor of the restructured EBRD Loan.

•	EBRD would have the right to nominate one member to the CSI board of directors. The affirmative vote of the EBRD-nominated director would be required to approve certain types of transactions.
•	We would work with EBRD toward a possible restructuring of the MOBY Loan.
•
The Non-negotiable Note in the principal amount of $10,800 , along with i) all outstanding overdue interest (approximately $35 at December 31, 2012), ii) $4,446 of the principal amount of the Consolidated Note, and iii) approximately $700 of the outstanding overdue interest on the Consolidated Note (approximately $3,900) would be converted into Company common stock.  Following the restructuring, it is anticipated Investor would own approximately 65% -70% of the then outstanding common stock of the Company.

•
The balance of the outstanding overdue interest on the Consolidated Note would be treated as follows: $1,600 would be paid in cash by us to Investor and the balance would be converted into principal of the restructured Consolidated Note, which is anticipated to be in the principal amount of approximately $21,600.

•	The restructured Consolidated Note would no longer be convertible into our common stock and its repayment terms will be revised to align with the repayment terms of the restructured EBRD Loan.

Subsequent to the year-end we made an $800 cash payment to the Investor which was credited as a reduction of the interest due, as per Term Sheet noted above.

Appendix D – page 35

For reasons detailed above, our operating revenues continue to fall.  While we have made great efforts to correspondingly reduce our operating expenses, we continue to generate net losses.  As noted above, we do not expect revenues from operations in the North Caspian Sea to improve significantly until the second phase of the Kashagan development ramps up, which at this time is projected to occur in 2018 or 2019.  In order to diversify our operations during fiscal 2012 we were able to enter Turkmenistan market; after the year end we set up a subsidiary in Russia to enter its market. Unless we are able to exploit new markets outside of Kazakhstan for our services, there is no guarantee we will be able to continue to sustain net losses until the second phase of Kashagan development ramps up.

Our ability to continue as a going concern is dependent upon, among other things, our ability to successfully restructure our financial obligations to EBRD and Investor, increase our revenues and improve our operating results to a level that will allow us to service our financial obligations and/or to attract other significant sources of funding.  Uncertainty as to the outcome of each of these events raises substantial doubt about our ability to continue as a going concern.

Cash Flow

We typically realize decreasing cash flows during our first fiscal quarter and limited cash flow during our second fiscal quarter as weather conditions in the North Caspian Sea dictate when oil and gas exploration and development work can be performed.  Usually, the work season commences in late March or early April and continues until the Caspian Sea ices over in November.  As a result, other than TatArka, which can continue to provide some onshore geophysical services between November and March and the receipt of winter standby rates on vessels, we generate very little revenue from November to March each year.

The following table provides an overview of our cash flow during the fiscal years ended September 30, 2012 and 2011:

	For the fiscal years ended September 30,
	2012	2011

Net cash provided by operating activities	$1,263	$9,472
Net cash used in investing activities	(1,789)	(2,509)
Net cash used in financing activities	(2,000)	(6,734)
Effect of exchange rate changes on cash	991	200

Net change in cash	$(1,535)	$429

Appendix D – page 36

Net cash flow from operations for fiscal 2012 was positive, as a result of cash inflow from our customers of $6,655, which was partially off-set by the decrease in accounts payable of $2,510 and the decrease in tax payable of $993.

Net cash used in investing activities for fiscal 2012 mostly represents payments for geophysical machinery and equipment.

Net cash used in financing activities for fiscal 2012 represents the repayment to the Investor of part of the restructured loan.

Summary of Material Contractual Commitments

(Stated in thousands)
	Payment Period
Contractual Commitments	Total	Less than 1 Year	1-3 Years	3-5 Years	After 5 years

Loans from Investor	$ 38,295	$ 38,295	$ -	$ -	$ -
Loans from EBRD	21,319	21,319	-	-	-
Accelerated put option liability	17,822	17,822	-	-	-
Operating leases - vessels	521	521	-	-	-
Operating leases - other than vessels	366	366	-	-	-
Total	$78,323	$ 78,323	$ -	$ -	$ -

Off-Balance Sheet Financing Arrangements

In January 2008 Balykshi, Kyran Holdings Limited and JSC “KazMorTransFlot” formed the MOBY joint venture, to operate a boat repair and drydocking services yard located at our marine base.  Balykshi owns a 20% interest in MOBY.  In August 2008 MOBY entered into a Loan Agreement with EBRD.  The Loan Agreement provided that EBRD would loan MOBY $10,300 (the “MOBY Loan”).

In June 2009 in connection with the Loan Agreement, EBRD required certain parties, including the Company, as the parent company of Balykshi, to execute a Deed of Guarantee and Indemnity (the “Guarantee”), which guarantees repayment of the MOBY Loan.  The MOBY Loan funded and we became liable for the obligations under the Guarantee as of September 3, 2009.  The Guarantee constitutes a direct financial obligation of the Company.

Pursuant to and in accordance with the Guarantee, we have agreed to guarantee payment to EBRD, on demand, all monies and liabilities which have been advanced or which shall become due, owing or incurred by MOBY to or in favor of EBRD when such shall become due.  Our guarantee obligation is limited, however, to the “Caspian Pro-rata Percentage.”  The Caspian Pro-rata Percentage is an amount equal to our percentage ownership of Balykshi at any time multiplied by Balykshi’s percentage ownership of MOBY, expressed as a percentage.  Currently, we own a 78% interest in Balykshi and Balykshi owns a 20% interest in MOBY.  Therefore, the Caspian Pro-rata Percentage is currently 15.6%, or $1,866, including interest, at September 30, 2012.

Appendix D – page 37

We also agreed as a separate and independent obligation and liability to indemnify EBRD on demand against all losses, costs and expenses suffered or incurred by EBRD should any of the financing agreements between EBRD and MOBY be or become unlawful, void, voidable or unenforceable, ineffective or otherwise not recoverable on the basis of the guarantee, provided again our obligation is limited to the Caspian Pro-rata Percentage of such losses, costs and expenses.

As a guarantor, we agreed to advance to MOBY at any time on demand of EBRD any additional amount required by MOBY to enable it to comply with its obligations under the financing agreements and to carry out the project.  Our obligation in this context is limited to 20% of the total amount.

Pursuant to and in accordance with the Guarantee, EBRD is not obliged before taking steps to enforce any of its rights and remedies under the Guarantee to make any demand or seek to enforce any right against MOBY or any other person, to obtain judgment in any court against MOBY or any other person or to file any claim in bankruptcy, liquidation or similar proceedings.

The Guarantee provides that each guarantor agrees to pay interest to EBRD on all unpaid sums demanded under the Guarantee at a rate of LIBOR plus 5.6%.  The Guarantee also provides that each guarantor shall, on demand and on a full indemnity basis, pay to EBRD, the amount of all costs and expenses, including legal and out-of-pocket expenses and any VAT on such costs and expenses which EBRD incurs in connection with:  a) the preparation, negotiation, execution and delivery of the Guarantee; b) any amendment, variation, supplement, waiver or consent under or in connection with the Guarantee; c) any discharge or release of the Guarantee; d) the preservation or exercise of any rights in connection with the Guarantee; and e) any stamping or registration of the Guarantee; provided that our obligation in this context is limited to the Caspian Pro-rata Percentage.

As of September 30, 2012 and 2011 MOBY was in violation of certain financial covenants under the MOBY Loan.  To date, EBRD has not sought to accelerate repayment of the MOBY Loan.

As discussed in more detail above, subsequent to the fiscal year-end we entered into a non-binding Term Sheet with EBRD and the Investor setting forth the terms of a restructuring of our financial obligations to EBRD and the Investor, including the possibility of restructuring the MOBY Loan.

New Accounting Standards

For details of applicable new accounting standards, please, refer to Note 1 to our Consolidated Financial Statements.

Appendix D – page 38

Critical Accounting Policies and Estimates

The preparation of financial statements in accordance with accounting standards generally accepted in the United States requires management to make estimates and assumptions that affect both the recorded values of assets and liabilities at the date of the financial statements and the revenues recognized and expenses incurred during the reporting period. Our estimates and assumptions affect our recognition of deferred expenses, bad debts, income taxes, the carrying value of our long-lived assets and our provision for certain contingencies.  We evaluate the reasonableness of these estimates and assumptions continually based on a combination of historical information and other information that comes to our attention that may vary our outlook for the future. Actual results may differ from these estimates under different assumptions.

We suggest that the Summary of Significant Accounting Policies, as described in Note 1 of our Consolidated Financial Statements, be read in conjunction with this Management’s Discussion and Analysis of Financial Condition and Results of Operations. We believe the critical accounting policies that most impact our consolidated financial statements are described below.

Fair Value of Financial Instruments – The carrying amounts reported in the accompanying consolidated financial statements for the put option, other receivables, accounts and notes receivables from related parties, accounts payable to related parties and accrued expenses approximate fair values because of the immediate nature of short-term maturities of these financial instruments. The carrying amount of long-term debt approximates fair value due to the stated interest rates approximating prevailing market rates.

Accelerated Put Option Liability - In connection with EBRD’s $10,000 equity investment to purchase a 22% equity interest in Balykshi, we entered into a Put Option Agreement granting EBRD the right to require the Company to repurchase the 22% equity interest.  The put is exercisable during the period from six to ten years after the signing of the Investment Agreement. The put price is determined based on the fair market value of Balykshi as mutually agreed by the parties. If the put price together with any dividend received by EBRD generates an annual internal rate of return for EBRD in excess of 30% per annum rate (the “put price excess”), the put price shall be reduced by an amount representing half of the put price excess.  If the parties are unable to agree upon a fair market valuation, the parties agree to hire a third party expert to determine the put price on the basis of the fair market value of Balykshi, as set forth in the Put Option Agreement.  In the event there is a change in control of the Company, EBRD has the right to require the repurchase of the equity interest at its fair market value.  The Put Option Agreement also contains an acceleration feature.  Should Balykshi: (i) default on $1,000 or more of debt; (ii) fail to meet the obligations of any of the agreements between Balykshi, the Company and EBRD; (iii) be found to have made false representations to EBRD; or (iv) be declared insolvent, EBRD has the right to accelerate the put option.  If the put option is accelerated, EBRD can require us to repurchase the $10,000 equity investment plus a 20% per annum rate of return, taking into account any dividend or other distributions received by EBRD, at any time following one of the events mentioned above. Due to the fact that EBRD verbally notified us that they believe we are in breach of some covenants under the EBRD financing agreements and that such could be deemed to trigger EBRD’s acceleration right, we determined to reflect an accelerated put option liability of $17,822.

Appendix D – page 39

Revenue Recognition — Vessel revenues are usually derived from time charter contracts on a rate-per-day of service basis; therefore, vessel revenues are recognized on a daily basis throughout the contract period. These time charter contracts are generally on a term basis, ranging from three months to three years. The base rate of hire for a contract is generally a fixed rate; however, these contracts often include clauses to recover specific additional costs and mobilization and demobilization costs which are billed on a monthly basis.

Geophysical service revenue is recognized when services are rendered, accepted by the customer and collectability is reasonably assured. Direct costs are charged to each contract as incurred along with allocated indirect costs for the specific period of service. Losses on contracts are recognized during the period in which the loss first becomes probable and reasonably estimated. Due to the nature of some of the geophysical services provided, certain customers have prepaid their contract services.  These prepayments have been deferred and are recognized as revenue as the services are provided.

Marine base service revenue is recognized when services are rendered, accepted by the customer and collectability is reasonably assured.

Receivables — In the normal course of business, we extend credit to our customers on a short-term basis.  Our principal customers are major oil and natural gas exploration, development and production companies. Credit risks associated with these customers are considered minimal. Dealings with smaller, local companies, particularly with the current difficulties in equity and credit markets, pose the greatest risks.  For new geophysical services customers, we typically require an advance payment and we retain the seismic data generated from these services until payment is made in full.  We routinely review our accounts receivable balances and make provisions for doubtful accounts as necessary.  Accounts are reviewed on a case by case basis and losses are recognized in the period if we determine it is likely that receivables will not be fully collected.  We may also provide a general provision for accounts receivables based on existing economic conditions.

Impairment of Long-Lived Assets and Long-Lived Assets to be Disposed Of — Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.  Recoverability of assets to be held and used is measured by comparison of the carrying amount of an asset to future net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount that the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell. At September 30, 2012 we concluded that there were indicators of impairment as it relates to the marine base. We performed a valuation of the base which included discounted future cash flows from operations and discounted cash flows from the sale of partial ownership interest in the entity. We utilized both a market and income approach when deriving this value. Information was obtained from the most current data available related to the entity. As a result of this valuation we concluded the marine base was impaired by $1,397 during fiscal 2012.

Appendix D – page 40

Income Taxes — Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences in assets and liabilities and their respective tax bases and attributable to operating loss carry forwards. Differences generally result from the calculation of income under accounting principles generally accepted in the United States of America and the calculation of taxable income calculated under Kazakhstan income tax regulations.

The current regime of penalties and interest related to reported and discovered violations of Kazakhstan’s laws, decrees and related regulations can be severe.  Penalties include confiscation of the amounts in question for currency law violations, as well as fines of generally 100% of the unpaid taxes.  Interest is assessable at rates of generally 0.06% per day. As a result, penalties and interest can result in amounts that are multiples of any unreported taxes. No interest or penalties have been accrued as a result of any tax positions taken.  In the event interest or penalties are assessed, we will include these amounts related to unrecognized tax benefits in income tax expense.

A deferred tax liability is not recognized for the following types of temporary differences unless it becomes apparent that those temporary differences will reverse in the foreseeable future:

(a) An excess of the amount for financial reporting over the tax basis of an investment in a foreign subsidiary or a foreign corporate joint venture, that is essentially permanent in duration; or

(b) Undistributed earnings of a domestic subsidiary or a domestic corporate joint venture that is essentially permanent in duration.

Item 7A. Quantitative and Qualitative Disclosures About Market Risk

As a smaller reporting company, as defined in Rule 12b-2 promulgated under of the Securities Exchange Act of 1934, as amended, and in Item 10(f)(1) of Regulation S-K, we are electing scaled disclosure reporting obligations and therefore are not required to provide the information requested by this Item.

Item 8.  Financial Statements and Supplementary Data

The consolidated financial statements and supplementary data required by this item are included at page F-1 herein.

Appendix D – page 41

Item 9.  Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

None.

Item 9A.  Controls and Procedures

Evaluation of Disclosure Controls and Procedures

Our management, under the supervision and with the participation of our Chief Executive Officer and Chief Financial Officer, evaluated the effectiveness of the design and operation of our disclosure controls and procedures (as defined in Rules 13a-15(e) or 15d-15(e) under the Securities Exchange Act of 1934, as amended (the “Exchange Act.”))  Based upon this evaluation, our Chief Executive Officer and Chief Financial Officer concluded that as of September 30, 2012, our disclosure controls and procedures were effective in ensuring that information required to be disclosed by us in the reports filed or submitted by us under the Exchange Act is (i) recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms and (ii) accumulated and communicated to our management, including our principal executive and financial officers, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

Management's Report on Internal Control over Financial Reporting

Our management is responsible for establishing and maintaining adequate internal control over financial reporting. Internal control over financial reporting is defined in Rule 13a-15(f) or 15d-15(f) promulgated under the Exchange Act as a process designed by, or under the supervision of, the company’s principal executive officer and principal financial officer and effected by the company’s board of directors, management and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles in the United States and includes those policies and procedures that:

•	pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the Company;
•
provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles in the United States, and that receipts and expenditures of the Company are being made only in accordance with authorizations of management and directors of the Company; and

•
provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Company’s assets that could have a material effect on the financial statements.

Appendix D – page 42

Because of its inherent limitations, internal control over financial reporting is not intended to provide absolute assurance that a misstatement of our financial statements would be prevented or detected.  Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

Management conducted an assessment of the effectiveness of the our internal control over financial reporting based on the framework set forth by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”) in Internal Control - Integrated Framework.  Based on this assessment, our management concluded that as of September 30, 2012, our internal control over financial reporting is effective to provide reasonable assurance regarding the reliability of financial reporting and preparation of financial statements for external purposes in accordance with generally accepted accounting principles in the United States.

Attestation Report of Independent Registered Public Accounting Firm

This annual report on Form 10-K does not include an attestation report of our independent registered public accounting firm regarding internal control over financial reporting.  Management’s report was not subject to attestation by our independent registered public accounting firm pursuant to an exemption for non-accelerated filers set forth in Section 989G of the Dodd-Frank Wall Street Reform and Consumer Protection Act.

Changes in Internal Control over Financial Reporting

There were no change in our internal control over financial reporting during the quarter ended September 30, 2012 that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

Item 9B.  Other Information

Indira Kaliyeva returned from maternity leave to reassume her position as a Company Vice President and Chief Financial Officer on November 15, 2012.  Andrey Yuryev, who served as interim Chief Financial Officer, during the time Ms. Kaliyeva was on maternity leave has returned to his position as the Company’s Financial Reporting Manager.

PART III

Item 10.  Directors, Executive Officers and Corporate Governance

The following table sets forth, as of January 10, 2013, our directors, executive officers and significant employees, their ages, and all offices and positions they hold.  Directors are elected for a period of one year and thereafter serve until their successor is duly elected by the stockholders and qualified.  Officers and other employees serve at the will of the board of directors.

Appendix D – page 43

Name	Age	Positions with the Company	Director Since	Officer Since
Mirgali Kunayev	55	Chairman of the Board of Directors	2002
Kerry Doyle	65	Director	2010
Valery Tolkachev	45	Director	2005
Jeffrey Brimhall	32	Director	2010
Alexey Kotov	35	Director, Chief Executive Officer and President	2009	2010
Indira Kaliyeva	39	Vice President and Chief Financial Officer		2010
Arran Watson	40	General Manager of Marine Operations		2010
Yuriy Vasilenko	57	General Manager of Geophysical Services		2010
Robert Jobling	60	Equipment and Engineering Manager		2001

The above individuals serve as our directors, executive officers and significant employees.  A brief description of their background and business experience follows:

Directors

Dr. Mirgali Kunayev, Chairman of the Board of Directors.  Dr. Kunayev has served as the Chairman of the Company’s board of directors since the Company acquired Caspian Services Group Limited (“CSGL”) in 2002.  From 2002 to 2005 he also served as the Company’s Chief Executive Officer and President.  From 2000 to 2002 Dr. Kunayev served as a Vice President of CGGL.   From 1998 to 2000 Dr. Kunayev was the President of OJSC Kazakhstancaspishelf.  During that time he worked collaboratively on the projects for Kazakhstan’s national oil company –KazakhOil, with major international geophysical companies.  As the Chairman of the Company’s board of directors, Dr. Kunayev has concentrated on developing the geophysical operations of the Company and leading its strategic initiatives.  A graduate of the Geophysics Department of Kazakhstan National Politech University, Dr. Kunayev earned his Doctoral (Ph.D) credentials in January of 2002 under the discipline of Geological and Mineralogical Science from the Moscow Geological University in Moscow, Russia.  He has been an associate academician of the Russian Academy of Natural Science since April of 2006.  Dr. Kunayev is not currently, nor has he in the past five years been, a director or nominee in any other SEC registrant or registered investment company.  The board considered Dr. Kunayev’s detailed understanding of the Company’s operations and strategic goals, his educational and professional expertise in geophysical services, as well as his extensive experience and reputation in the industry in connection with his appointment and ongoing service on the board.

Appendix D – page 44

Kerry Doyle, Director.  Mr. Doyle served as the Chief Executive Officer and President of the Company from November 2008 to August 2010.  From 2004 to November 2008 Mr. Doyle served as the President and CEO of Veritas-Caspian. As the President and CEO of Veritas-Caspian, Mr. Doyle was responsible for day-to-day operations, particularly the development and growth of its seismic data acquisition activities. From 2003-2004 Mr. Doyle served as the Business Development Manager for Central Asia for Veritas DGC Ltd. While at Veritas DGC Ltd., Mr. Doyle successfully negotiated an exclusive agreement with the Ministry of Energy and Mineral Resources of the Republic of Kazakhstan for the acquisition of non-exclusive seismic data over the entire open acreage of the Kazakh sector of the Caspian Sea. From 2000-2003 Mr. Doyle was employed with WesternGeco as the Country Manager for Kazakhstan, where he oversaw all of WesternGeco’s geophysical operations and administration within Kazakhstan. Mr. Doyle has over 35 years of experience in the geophysical services industry. He holds a 1st Class Certificate of Competency marine engineer (Chief Engineer). Mr. Doyle is a member of the European Association of Exploration Geophysicists and an Elected Fellow of the Royal Geographical Society. Mr. Doyle is not currently, nor has he in the past five years been, a nominee or director of any other SEC registrant or registered investment company.  The board considered Mr. Doyle’s experience and understanding of the Company’s operations and strategic goals and his professional experience and his connections in the industry in determining that Mr. Doyle should serve as a director of the Company.

Valery Tolkachev, Director.  Since June 2011 Mr. Tolkachev has served as the First Deputy Chairman of the Managing Board of Taurus Bank.  From 2009 to May 2011 Mr. Tolkachev served in various top executive positions with Moscow-based Bank-T (f.k.a MaxWellBank), including Chairman of the Managing Board, President, member of the board of directors and Chairman of the Credit Committee. From August 2008 to March 2009, Mr. Tolkachev was employed with Slavyansky Bank in Moscow, Russia, where he served as the Deputy Chairman. From 1991 to 2008, Mr. Tolkachev served in top positions, such as Managing Director of Development Department, Managing Director of Capital Markets Department, Chairman of Investment Banking Committee, Vice President of Strategic Development Department and Deputy Director of Customer Relations Department with UniCredit Securities (f.k.a. UniCreditAton, former ATON Broker.)  Mr. Tolkachev has also served in various positions with various employers including MDM Bank, InkomBank, InkomCapital and others.  Mr. Tolkachev graduated with Honors from the High Military School in Kiev, USSR in 1989.  In 2005 he completed his studies at the Academy of National Economy, as a qualified lawyer.  Mr. Tolkachev became a Company director in 2005.  Mr. Tolkachev also serves as a director of BMB Munai, Inc., an SEC registrant.  During the past five years, Mr. Tolkachev also served as a director of Bekem Metals, Inc., which was an SEC registrant during the time Mr. Tolkachev served as a director.  Other than as disclosed herein, Mr. Tolkachev is not currently, nor has he in the past five years been, a director or nominee of any other SEC registrant or registered investment company.  We took into account Mr. Tolkachev’s extensive investment experience and his related finance and banking background in concluding that he should serve as a director of the Company.

Appendix D – page 45

Jeffrey Brimhall, Director. Mr. Brimhall is currently employed as a Financial Reporting Supervisor for Resolute Energy Corp., an NYSE listed company based in Denver, Colorado. In that capacity Mr. Brimhall is responsible for preparing financial statements and performing variance analysis to present to management and the board of directors. He also assists in the preparation of Resolute Energy`s periodic reports to the U.S. Securities and Exchange Commission. Mr. Brimhall has been with Resolute Energy since December 2009. From March 2010 to December 2010 Mr. Brimhall served as the CFO, Secretary, Treasurer and as a director of Geo Point Technologies, Inc. In December 2010 Mr. Brimhall resigned as CFO for the company.  Since June 2012 Mr. Brimhall has also served as the Secretary and a director of Geo Point Resources, Inc. Geo Point Technologies, Inc. and Geo Point Resources, Inc. are SEC reporting issuers. From June 2007 to December 2009, Mr. Brimhall was employed with Hein & Associates, LLP, a certified public accounting firm in Denver, Colorado. While with Hein & Associates, he served as both a Senior Auditor and an Audit Supervisor. In those capacities, he was responsible for multiple audit engagements, reviewing financial statements and periodic reports to the Commission and researching technical accounting issues. From August 2005 to June 2007 Mr. Brimhall was an Audit Associate with Grant Thornton LLP in Phoenix, Arizona. As an Audit Associate, he participated in annual audits, quarterly reviews and SOX internal control testing for public companies. Mr. Brimhall earned a Bachelors of Science degree in Accounting from Brigham Young University in 2005. Mr. Brimhall received licensure as a Certified Public Accountant in 2008. Other than as disclosed above, Mr. Brimhall is not currently, nor has he in the past five years been, a nominee or director of any other SEC registrant or registered investment company.  The board considered Mr. Brimhall’s experience as a U.S. Certified Public Accountant, his SEC audit experience and his other SEC reporting-related experience in concluding that he should serve on the Company’s board of directors.

Executive Officers

Alexey Kotov, Director, Chief Executive Officer and President.  Mr. Kotov has been with the Company since January 2003. From January 2003 to September 2007 Mr. Kotov served as in-house legal counsel to CSGL. As such, Mr. Kotov performed general corporate and operational legal assignments in the Republic of Kazakhstan. Mr. Kotov was also responsible for supervising the work of a staff of legal personnel assigned to various Company subsidiaries. From October 2007 to August 2010 Mr. Kotov served as General Counsel for Kazakhstan, Corporate Secretary and Treasurer of Caspian Services, Inc.  Mr. Kotov graduated from Kazak State Law University in July 1998 and qualified as an Attorney the same year. Mr. Kotov is an admitted attorney in the Republic of Kazakhstan and is licensed as a Foreign Legal Consultant in the State of Utah. He earned a Masters of Business Administration from Loyola University of Chicago, Graduate School of Business in March 2001 and an LL.M, Master of Law degree from The George Washington University Law School in May 2002. Mr. Kotov also earned a Post Graduate Diploma in Maritime Law from London Metropolitan University, Lloyds Marine Academy in February 2007.  Mr. Kotov is not currently, nor has he in the past five years been, a nominee or director of any other SEC registrant or registered investment company.  The board took into consideration Mr. Kotov’s in-depth knowledge of the Company’s operations, his educational background and his legal experience and expertise in determining that he was qualified to serve on the Company’s board of directors.

Appendix D – page 46

Indira Kaliyeva, Vice President and Chief Financial Officer. Ms. Kaliyeva has over a decade of accounting and financial reporting management experience working for major international audit and oil-gas service industries players in Kazakhstan. Ms. Kaliyeva has been employed with the Company since April 2006. From April 2006 to May 2010 she served as the Company’s Financial Reporting Manager and Financial Controller. In that capacity she was responsible for supervision of the Company's financial reporting team and for consolidation of the financial and statutory accounting of all Company subsidiaries in the Republic of Kazakhstan. Before joining the Company, Ms. Kaliyeva was employed with PetroKazakhstan, a Canadian oil exploration and production company operating in the Republic of Kazakhstan. From April 2003 through November 2004 she served in the position of Senior Financial Reporting Analyst and from November 2004 through April 2006 she held the position of Deputy Financial Reporting Manager. Ms. Kaliyeva worked for Deloitte & Touche in Almaty, Kazakhstan from July 1997 to April 2003 where she held several positions from Auditor's Assistant to Senior Auditor and worked with major clients in the energy, mining, and oil and gas sectors.

Arran Watson, General Manager of Marine Operations. Mr. Watson joined the Company in 2008. Prior to his appointment he was engaged as the Managing Director of Geo-Systems International, a company involved in surveying, monitoring and planning of large infrastructure and energy projects in South East Asia. From 2005 to 2007 Mr. Watson was engaged by H.J. Heinz Company to work alongside local partners throughout China on planning and implementation of large-scale agricultural production and traceability projects. Previous to this, he worked with numerous companies, governments and agencies in environmental and logistics management in a number of South East Asian countries. These engagements were concentrated in the energy, planning, and mining sectors. Mr. Watson graduated in 1994 from University of Sheffield with a Dual Honours Degree in Environmental Science and Microbiology.

Yuriy Vasilenko, General Manager of Geophysical Services. Mr. Vasilenko has been with the Company since 2001. From 2001 to 2002 Mr. Vasilenko served as General Manager of TatArka and from 2002 to 2004 he served as the General Manager of KMG.  From 2005 until his appointment as General Manager of Geophysical Services of the Company in August 2010, Mr. Vasilenko served as a consultant to Kazmorgeophysica.  Mr. Vasilenko graduated from Kazakh Polytechnic University in 1976 and Tomsk Polytechnic University in 1980.

Appendix D – page 47

Significant Employees

Robert Jobling, Equipment and Engineering Manager.  Mr. Jobling has been with the Company as its Equipment and Engineering Manager since 2001.  In this position, Mr. Jobling is responsible for the technical operation of our vessel fleet, monitoring the fleet’s performance and ensuring the vessels maintain Class and IMO standards.  He is also responsible for ensuring that safety and quality management systems are fully implemented.  From 1968 to 1973 Mr. Jobling attended Darlington Technical College for Marine Engineer Faculty of Mechanical Engineering.  He earned City and Guilds Certificates 1, 2 and 3 in Mechanical Engineering and Royal Society of Arts Examination Board and achieved the Certificate of Professional Competence.

Family Relationships

There are no family relationships among our directors and/or executive officers.

Involvement in Certain Legal Proceedings

During the past ten years none of our executive officers, directors, promoters or control persons has been involved in any of the following events that could be material to an evaluation of his ability or integrity, including:

(1) Any bankruptcy, insolvency or receivership proceedings against the individual or any corporation or partnership in  which such individual was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time.

(2) Any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

(3) Being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting the following activities:

(i)  Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity poll operator, floor broker, leverage transaction merchant, and other person regulated by the Commodity Futures Trading Commission or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliate person, director or employee of any investment company, bank savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

(ii) Engaging in any type of business practice; or
(iii) Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws.

 (4)  Being subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the rights of such person to engage in any activity described in (3)(i) above, or to be associated with persons engaged in any such activity.

Appendix D – page 48

(5)  Being found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not be subsequently reversed, suspended or vacated.

(6)  Being found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended, or vacated.

(7)  Being the subject of, or a party to any Federal or State judicial or administrative order, judgment, decree or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

(i) Any Federal or State securities or commodities law or regulations; or
(ii) Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

(8)  Being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and any persons who own more than 10% of our common stock to file with the Commission reports of beneficial ownership and changes in beneficial ownership of common stock.  Directors and officers are required by Commission regulation to furnish us with copies of all Section 16(a) forms they file.  Based solely on review of the copies of such reports furnished to us or written representations that no other reports were required, we believe that, during fiscal 2012, all filing requirements applicable to our directors, executive officer and persons owning more than 10% of our common stock were met on a timely basis.

Code of Ethics

We have adopted a Code of Ethics (the “Code”) that applies to our principal executive, financial and accounting officers and persons performing similar duties.  The Code is designed to deter wrong-doing and promote honest and ethical behavior, full, fair, timely, accurate and understandable disclosure and compliance with applicable governmental laws, rules and regulations.  It is also designed to encourage prompt internal reporting of violations of the Code to an appropriate person and provides for accountability for adherence to the Code.  A copy of our Code of Ethics has been posted on our website and may be viewed at http://www.caspianservicesinc.com.  A copy of the Code of Ethics will be provided to any person without charge upon written request to our Corporate Secretary at our U.S. offices, 2319 Foothill Boulevard, Suite 160, Salt Lake City, Utah.

Appendix D – page 49

Committees of the Board of Directors

The OTCBB does not require the Company to have an audit committee, a compensation committee or a corporate governance and nominating committee and the board does not currently have standing audit, compensation or corporate governance and nominating committees.  Our board of directors has determined that it is in the Company’s best interest to have the full board fulfill the functions that would be performed by these committees.  The full board of directors selects, reviews and oversees the Company’s independent accountants, the approval of all audit, review and attest services provided by the independent accountants, the integrity of the Company’s reporting practices and the evaluation of the Company’s internal controls and accounting procedures. The board is also responsible for the pre-approval of all non-audit services provided by its independent auditors. Non-audit services are only provided by our independent accountants to the extent permitted by law. Pre-approval is required unless a “de minimus” exception is met. To qualify for the “de minimus” exception, the aggregate amount of all such non-audit services provided to the Company must constitute not more than 5% of the total amount of revenues paid by us to our independent auditors during the fiscal year in which the non-audit services are provided; such services were not recognized by us at the time of the engagement to be non-audit services; and the non-audit services are promptly brought to the attention of the board and approved prior to the completion of the audit by the board or by one or more members of the board to whom authority to grant such approval has been delegated.

While we do not currently have a standing audit committee, our board of directors believes that were it to establish an audit committee, Mr. Brimhall would qualify as an “audit committee financial expert” under the rules adopted by the Commission pursuant to the Sarbanes-Oxley Act of 2002.

Our full board of directors also participates in the consideration of director nominees.  In general, when the board determines that expansion of the board or replacement of a director is necessary or appropriate, the board will review through candidate interviews with members of management, consult with the candidate’s associates and through other means determine a candidate’s honesty, integrity, reputation in and commitment to the community, judgment, personality and thinking style, residence, willingness to devote the necessary time, potential conflicts of interest, independence, understanding of financial statements and issues, and the willingness and ability to engage in meaningful and constructive discussion regarding Company issues.  The board will review any special expertise, for example, that qualifies a person as an audit committee financial expert, membership or influence in a particular geographic or business target market, or other relevant business experience. To date we have not paid any fee to any third party to identify or evaluate, or to assist in identifying or evaluating, potential director candidates.

Appendix D – page 50

Board Diversity

While we do not have a formal policy regarding the consideration of diversity in identifying and evaluating potential director candidates, the board considers the interplay of a candidate’s knowledge, expertise, skill and experience with that of the other members of the board of directors in order to build a board of directors that is effective, collegial and responsive to the needs of the Company.  We believe this analysis results in a board of directors that is diverse in knowledge, expertise, skills, experience and viewpoint.

From time to time our board may establish other committees as it deems appropriate to facilitate our management.

Procedures for Security Holders to Nominate Candidates to the Board of Directors

During the fiscal year, there were no changes made to the procedures by which shareholders may nominate candidates to our board of directors.  The full board of directors will consider all director candidates nominated by shareholders during such times as the Company is actively considering appointment of new directors.  Candidates recommended by shareholders will be evaluated based on the same criteria described above.  Shareholders desiring to suggest a candidate for consideration should send a letter to the Company’s Corporate Secretary and include:

•	a statement that the writer is a shareholder (providing evidence if the person’s shares are held in street name) and is proposing a candidate for consideration;
•	the name and contact information for the candidate;
•	a statement of the candidate’s business and educational experience;
•	information regarding the candidate’s qualifications to be director, including but not limited to an evaluation of the factors discussed above which the board would consider in evaluating a candidate;
•	information regarding any relationship or understanding between the proposing shareholder and the candidate;
•	information regarding potential conflicts of interest; and
•	a statement that the candidate is willing to be considered and willing to serve as director if nominated and elected.

Because of the small size of the Company and the limited need to seek additional directors, there is no assurance that all shareholder proposed candidates will be fully considered, that all candidates will be considered equally, or that the proponent of any candidate or the proposed candidate will be contacted by the Company or the board, and no undertaking to do so is implied by the willingness to consider candidates proposed by shareholders.

Appendix D – page 51

Board Leadership Structure and Role in Risk Oversight

We do not have a policy regarding the separation or combination of the roles of the Chairman and CEO and believe that the separation or combination of these offices is a matter for discussion and determination by the board. The board believes that it should be able to select the Chairman of the board based on the criteria that the board deems to be in the best interest of the Company and its stockholders.

Currently we have separate individuals serving as Chairman of the board of directors and as CEO and President. Alexey Kotov, our CEO and President, is responsible for setting the strategic direction of the Company and managing the leadership and performance of the Company.  Mirgali Kunayev, the Chairman of our board of directors, provides guidance to the CEO and President, sets the agenda for meetings of the board and presides over meetings of the board.  At this time, the board believes this structure strengthens the role of the board in fulfilling its oversight responsibility and fiduciary duties to the Company’s shareholders while recognizing the management direction of the Company.

Board-level risk oversight is primarily performed by our full board.  Our risk oversight process includes an ongoing dialogue between management and the board, intended to identify and analyze risks that face the Company.  Through these discussions with management and their own business experience and knowledge, our directors are able to identify material risks for which a full analysis and risk mitigation plan are necessary.

Item 11.  Executive Compensation

Unless specifically stated otherwise in this Item 11, all compensation amounts stated in this Item 11 are as stated, rather than being stated in thousands.

The table below summarizes compensation paid to or earned by: (i) all individuals serving as our principal executive officer or acting in a similar capacity during the last completed fiscal year (“PEO”) regardless of compensation level; (ii) our two most highly compensated executive officers other than our PEO who were serving as executive officers at the end of the last completed fiscal year; and (iii) up to two additional individuals who were not serving as executive officers of the Company at the end of the last fiscal year. These individuals are referred to herein collectively as our “named executive officers” or “NEOs.”

Appendix D – page 52

Name and Principal		Salary (1)	Bonus	Stock awards (2)	All other compensation (3)	Total
Position	Year	($)	($)	($)	($)	($)

Alexey Kotov	2012	167,000	100,741	13,428(4)	134,006	401,747
CEO & President	2011	167,000	135,760	48,820(4)	195,185	497,945

Indira Kalieva	2012	85,000	30,000	-	47,925	162,926
Vice President & CFO	2011	120,000	-	-	51,556	171,556

Arran Watson	2012	168,000	-	-	123,288	291,288
General Manager of Marine	2011	168,000	66,890	-	206,891	441,781
Operations

Mirgali Kunayev	2012	250,000	-	-	92,243	342,243
Chairman of the Board of	2011	250,000	-	-	113,631	363,631
Directors & Consultant

Robert Jobling	2012	180,000	90,000	-	101,466	371,466
Equipment and Engineering	2011	180,000	-	-	137,377	317,377
Manager

(1)	Annual salary is net of all taxes and dues required under applicable laws of the Republic of Kazakhstan, which is the responsibility of the Company.
(2)
For details regarding the assumptions made in the valuation of stock awards, please see subheading “Stock-based Compensation Plan” of “Note 9 – Stockholders’ Equity” of the Notes to the Consolidated Financial Statements included in this report.

(3)	For a breakdown of the compensation components included in “All other compensation” please see the “All Other Compensation” table below.
(4)
Pursuant to the terms of his employment agreement, on the anniversary of the effective date of his employment agreement (August 2, 2010) Mr. Kotov is entitled to receive a restricted stock grant equal to 0.85% of the then outstanding current stock of the Company.  These restricted stock grants vest over a period of three years with initial vesting occurring one year from the date the grant becomes due.  The restricted stock grant for fiscal 2011 totaled 443,817 shares.  These shares were valued at $0.11 per share, the closing price of the Company’s common stock on August 2, 2011.  The restricted stock grant for fiscal 2012 totaled 447,589.  These shares, however, have not yet been issued to Mr. Kotov.  We anticipate the grant will be issued sometime during fiscal 2013.  These shares were valued at $0.03 per share, which was the closing price of the Company’s common stock on August 2, 2012.

All Other Compensation

The table below provides additional information regarding all other compensation awarded to the named executive officers as disclosed in the “All other compensation” column of the “Summary Compensation Table” above.

Name	Unused Vacation	Income Tax	Social Tax	Health Insurance	Pension Fund	Housing Allowance	Educational Assistance	Vehicle Allowance	TOTAL

Alexey Kotov	-	101,773	1,868	13,629	1,742	-	-	14,994	134,006
Indira Kalieva	-	14,254	15,273	4,029	7,957	-	-	6,413	47,925
Arran Watson	-	30,986	34,084	6,493	-	3,799	34,400	13,526	123,288
Mirgali Kunayev	20,779	30,844	8,015	8,886	10,353	-	-	13,366	92,243
Robert Jobling	-	33,740	36,576	10,825	10,353	-	-	9,972	101,466

Appendix D – page 53

Employment Agreements

We maintain employment agreements with our named executive officers.  As discussed in more detail below, in addition to base salary and payment of income and employment-related taxes, these employment agreements cover a broad range of other components of the executive’s compensation package.

Base salaries

Base salaries are used to recognize the experience, skills, knowledge and responsibilities required of our named executive officers.  The principal factor in determining initial base salary is the negotiation process between the Company and the named executive officer.  The board of directors also takes into consideration the individual’s past performance, experience and expertise, Company need, and local market and labor conditions.

Under the terms of our employment agreements base salaries of our named executive officers, together with other components of compensation, may be evaluated by our board of directors for adjustment.  Base salary may be increased from time to time with the approval of the board of directors.  Base salary may not be decreased without the written consent of the named executive officer.

Given the Company’s financial situation throughout fiscal 2011 and 2012, our CEO recommended and our board of directors elected to rely upon other components of compensation to motivate and reward named executive officers for significant contributions to the Company.  We anticipate the board will continue this practice; however, nothing precludes the board of directors from re-evaluating base salaries for possible increases during fiscal 2013.

Bonuses

During fiscal 2012 our board of directors relied principally on discretionary bonuses as the primary method for motivating and rewarding our named executive officers.  These bonuses were completely discretionary and subjectively determined by our board of directors at the time they are awarded.  They were not based on any pre-established, performance-based criteria and the Company was under no obligation to award cash bonuses.

During fiscal 2012 the board of directors awarded a cash bonus to Mr. Kotov of $100,741 in recognition of his ongoing efforts to restructure our debt obligations.

In addition to the discretionary bonus paid to Mr. Kotov, we paid discretionary loyalty bonuses to Ms. Kaliyeva for completion of five years of service with the Company in the amount of $30,000 and to Mr. Jobling for completion of ten years of service with the Company in the amount of $90,000.

Appendix D – page 54

Equity incentive awards

The employment agreements of each named executive officer allow for discretionary equity incentive awards at the discretion of and upon terms set by the board of directors.  Mr. Kotov’s employment agreement also provides for an annual restricted stock grant equal to 0.85% of the Company’s total shares issued and outstanding annually for the duration of the term of his employment agreement.  Each restricted stock grant will vest equally over a period of three years with initial vesting beginning one year from the date the grant became due.  However, all shares vest immediately upon the occurrence of certain events, such as a change of control, as set forth in his employment agreement.  Pursuant to the terms of his employment agreement, Mr. Kotov became entitled to receive a restricted stock grant in the amount of 443,817 shares on August 2, 2011 (the anniversary of the effective date of his employment agreement (August 2, 2010)).  On August 2, 2012 he became entitled to a restricted stock grant in the amount of 447,589 shares.  These shares have not yet been issued.  We anticipate they will be issued to Mr. Kotov sometime during fiscal 2013.

Benefits and other compensation

Under the terms of their employment agreements, our named executive officers are permitted to participate in such health care, disability insurance, bonus and other employee benefits plans as may be in effect with the Company from time to time to the extent the executive is eligible under the terms of those plans.

Typically, our executive employment agreements allow our named executive officers to participate, on the same basis as other employees of the Company in all general employee benefit plans and programs.  Such benefit plans may include medical, health and dental care for the named executive officer, his spouse and dependent children, life insurance, disability protection, retirement plans, educational assistance for dependents, and in some instances, housing, transportation and relocation expenses.  Our executive employment agreements also typically provide that the executive officer will be eligible, at the discretion of the board of directors, to receive performance bonuses.

The employment agreements of Mr. Kaliyeva, Mr. Kotov and Dr. Kunayev respectively provide for 24 days, 24 days, and five weeks of vacation annually in accordance with the vacation policies of the Company, as well as some personal leave time.  The employment agreements of Mr. Watson and Mr. Jobling provide for rotational break day accrual and travel entitlement.  Mr. Watson’s employment agreement also provides him a housing and transportation allowance not to exceed $5,000 per month and full reimbursement of school fees for his dependent children.

Dr. Kunayev’s employment agreement also provides that the Company will lease an executive class vehicle for him and will provide him with, or reimburse him for the expense of employing:  a) a personal assistant; b) an executive secretary; c) a dedicated vehicle driver; d) maintaining a security protocol in Kazakhstan; and e) covering such other administrative and logistical expenses as may be required to discharge his duties in an amount not to exceed $120,000 annually.  We also reimburse Dr. Kunayev for all reasonable expenses incurred by him in the course of performing his duties as Chairman.

Appendix D – page 55

Income tax

As is the custom in Kazakhstan, under our employment agreements we are responsible to pay income taxes and dues under applicable laws of Kazakhstan for our named executive officers including income and social taxes and government pension fund payments.  The income tax rate for individuals in Kazakhstan is currently 10%.  Typically, this does not include the officer’s home base income or other taxes in the case of expatriates, although, we have agreed to pay certain U.S. and state income and related taxes for Mr. Kotov arising out of his employment with the Company.

Social tax

We make payments of mandatory Kazakhstani social taxes in an amount equal to 11% of the employee’s wages.  These costs are recorded in the period when they are incurred and presented as salary-related tax expense on the income statement.

Pension fund payment

In accordance with the legislative requirements of the Republic of Kazakhstan during fiscal 2012 we were required to make pension fund payments for Dr. Kunayev, Ms. Kaliyeva and Mr. Jobling.  We are required to make pension fund payments only for employees who are permanent residents of the Republic of Kazakhstan, which excluded Mr. Kotov and Mr. Watson.  We do not have any other liabilities related to any supplementary pensions, post-retirement health care, insurance benefits or retirement indemnities for any of our named executive officers.  We do not currently offer Company sponsored pension benefits to any of our employees, including the named executive officers.

Termination of Employment Agreements

The employment agreements of  Mr. Kotov, Ms. Kaliyeva, Mr. Watson and Mr. Jobling provide that they may be terminated: i) involuntarily;  ii)  for cause; or  iii) voluntarily.

“Involuntary termination” means termination of employment that is the decision of the Company for reasons other than cause, disability or death.

The agreements provide that the following will constitute “cause”:  i) the named executive officer’s material fraud, malfeasance, gross negligence, or willful misconduct with respect to our business affairs that is directly or materially harmful to our business or reputation or to that of any of our subsidiaries, or (ii) the named executive officer’s conviction of or failure to contest prosecution for a felony or a crime involving moral turpitude.  A termination for “cause” shall take effect thirty days after we give written notice of such termination to the named executive officer, unless he shall, during such 30-day period, remedy the events or circumstances constituting cause to our reasonable satisfaction.

Appendix D – page 56

“Voluntary termination” means termination of employment that is voluntary on the part of the named executive officer but is due to:

(i) a significant reduction in the named executive officer’s responsibilities, title or status resulting from a formal change in such title or status, or from the assignment to him of any duties inconsistent with his title, duties, or responsibilities;

(ii) a reduction in the named executive officer’s compensation, remuneration or benefits; or

(iii) a Company required involuntary relocation of the named executive officer’s place of residence or a significant increase in his travel requirements.

The employment agreements of Mr. Kotov, Mr. Watson and Mr. Jobling also provide for termination in the event of a change in control of the Company.  For purposes of the employment agreements, “change in control” means:  (i) an acquisition by any person or group wherein that person or group end up beneficially owning 50% or more of our outstanding common stock or 50% or more of the combined voting power of the Company; or the approval of our shareholders of a reorganization, merger, consolidation, complete liquidation, or dissolution of the Company, the sale or disposition of all or substantially all of the assets of the Company or any similar corporate transaction.  Mr. Kotov’s employment agreement also provides that a change of control may be deemed to occur if the Company or any of its major subsidiaries sells 40% or more of its assets.

We may terminate Dr. Kunayev’s employment agreement at any time for “cause”, as defined in his employment agreement, with all rights and benefits under the employment agreement ending as of the effective date of such termination.  Except as otherwise provided in the employment agreement, Dr. Kunayev’s rights and benefits under the agreement shall terminate upon his voluntary termination of employment, retirement, decision not to stand for re-election, his failure to be re-elected or to be appointed Chairman following an election of directors, his death or disability.

If, as the result of a change in control of the Company, as defined in the employment agreement, there is: a) an involuntary termination of Dr. Kunayev’s employment; b) a reduction in his title, responsibilities or authority; c) the assignment of duties inconsistent with his office; d) a reduction in his annual base salary; e) a termination in his participation in an incentive compensation plan; f) a failure to provide him with benefits at least as favorable as those he enjoyed prior to the change in control; g) a material breach of the employment agreement by the Company; or h) a failure by the Company or the board to recommend Dr. Kunayev to the board or failure by the board to elect Dr. Kunayev as its Chairman, then within 90 days of such event, Dr. Kunayev may, at his option, resign his position with the Company.  In the event of such resignation, Dr. Kunayev shall be entitled to receive a lump-sum cash payment in an amount equal to two times his annual base salary then in effect and the Company will be required to provide him and his eligible dependents with health insurance benefits for a period of three years following such resignation.

Appendix D – page 57

Absent a change in control, in the event Dr. Kunayev’s employment is terminated by the Company other than for cause, disability or “good reason”, as defined in his employment agreement, Dr. Kunayev shall be entitled to a lump sum cash payment equal to one times his annual base salary then in effect and medical benefits for a period of two years from the date of termination.

Dr. Kunayev’s employment agreement contains certain provisions relating to U.S. tax law matters such as U.S. excise tax under Section 4999 of the Internal Revenue Code of 1986 (“IRC”) and the “separation from service” Section 409A of the IRC.

Dr. Kunayev’s employment agreement also provides for the recovery of bonuses and incentive compensation in the event such were bonuses or incentive compensation is based on materially inaccurate financial statements or other performance metrics, provided such determination is made within 12 months of such award.

Potential Payments upon Termination or Change in Control

The employment agreements of certain named executive officers provide for potential payments upon termination or change in control.  The following table shows the cash and equity benefits payable to the named executive officers upon termination of employment for various reasons, including a change in control of the Company.  For purposes of this table, it is assumed that the termination of employment occurred on September 30, 2012.  The Company is not contractually obligated to make payments upon termination or change in control to any named executive officer not included in the table below.

Name	Termination Scenario	Cash Benefit	Equity Awards

Alexey Kotov	For cause(1)	$0	$0
	Resignation except for good reason(2)	$0	$0
	Disability(3)	$110,000	$0
	Other termination(4)	$185,000	$26,684
	Change in control(5)	$404,000	$26,684

Indira Kaliyeva	For cause(1)	$0	$0
	Resignation except for good reason (6)	$0	$0
	Disability(3)	$71,500	$0
	Voluntary or involuntary termination(7)	$96,000	$0

Arran Watson	For cause(1)	$0	$0
	Resignation, except for voluntary termination(8)	$0	$0
	Voluntary or involuntary termination(9)	$28,000	$0
	Change in control(10)	$28,000	$0

Appendix D – page 58

Mirgali Kunayev	Voluntary termination, retirement, failure to be re-elected, failure to be appointed Chairman, resignation or removal as a director	$0	$0
	For cause(1)	$0	$0
	Termination other than for cause, disability or by Dr. Kunayev for good reason(11)	$264,900	$0
	Change in control(12)	$522,350	$0

Robert Jobling	For cause(1)	$0	$0
	Resignation, except for voluntary termination(8)	$0	$0
	Voluntary or involuntary termination(9) (13)	$30,000	$0
	Change in control(10) (13)	$30,000	$0

(1)	If the executive employee’s employment is terminated for cause, he will not be eligible for termination compensation and benefits.
(2)	If Mr. Kotov resigns, except for good reason as detailed in his employment agreement, he will not be eligible for termination compensation and benefits.
(3)
In the event employment is terminated due to disability, the Company is required to pay base salary for the calendar month in which his termination is effective and for the lesser of i) six consecutive months thereafter, or ii) the period until disability insurance benefits commence.

(4)
If Mr. Kotov’s employment is terminated for any reason other than for cause, by resignation for good reason or due to a change in control, the Company must continue to pay Mr. Kotov’s base salary, incentive compensation and bonuses, benefits and stock vesting in accordance with the terms of his employment agreement for a period of the greater of (i) a ten consecutive months or (ii) until the end of the term of his employment agreement (August 2, 2013).

(5)
If Mr. Kotov’s employment is terminated by reason of a change in control of the Company, Mr. Kotov would be entitled to a lump sum payment on the date of termination equal to the total of his one time annual salary and the total base salary due Mr. Kotov for the remainder of the Term of his employment agreement and all unvested restricted stock grants held by or due to Mr. Kotov would vest.  The value of the equity awards was calculated based on a per share price of $0.03, the closing price of our common stock on September 30, 2012.

(6)	If Ms. Kaliyeva resigns, except for good reason as detailed in his employment agreement, she will not be eligible for termination compensation and benefits.
(7)
If Ms. Kaliyeva’s employment is terminated for any reason other than for cause of by resignation, for the greater of (i) a three consecutive month period or (ii) the period until the end of the Term of her employment agreement (June 2, 2013), the Company must pay Ms. Kaliyeva’s base salary and benefits.

(8)	In the event he resigns, except for reasons detailed under voluntary termination in his employment agreement, he will not be eligible for termination compensation and benefits.
(9)
In the event his employment is terminated voluntarily or involuntarily, he will continue to receive his current salary for a two month period following the date of termination in the same manner as it was being paid as of the date of termination.

(10)
In the event he is terminated as the result of a change in control of the Company he will continue to receive his current salary for a two month period following the date of termination in the same manner as it was being paid as of the date of termination.

(11)
In the event the Company terminates Dr. Kunayev’s employment other than for cause or disability, or by Dr. Kunayev for good reason (as defined in his employment agreement), and no change of control shall have occurred, he shall be entitled to receive a lump-sum cash payment equal to one times his annual base salary then in effect, and for a two year period immediately following the date of termination, the Company shall provide Dr. Kunayev with health insurance benefits substantially similar to those which he was receiving immediately prior to the date of termination.

Appendix D – page 59

(12)
In the event Dr. Kunayev’s employment terminates in connection with or following a change in control, (as defined in his employment agreement), he shall be entitled to receive a lump-sum cash payment equal to two times his annual base salary then in effect, and for a three year period immediately following the date of termination, the Company shall provide Dr. Kunayev with health insurance benefits substantially similar to those which he was receiving immediately prior to the date of termination.

(13)
Mr. Jobling is eligible to continue to participate in stock option grants for the shorter of i) the six month period following his date of termination or ii) the date he commences employment with another employer.  Except in the event of termination for cause or in certain resignation circumstances, all outstanding restricted stock grants and options held by Mr. Jobling on the date of termination will continue to vest in accordance with the applicable vesting schedule for the shorter of i) a period of six months following the date of termination or ii) the date he commences employment with another employer.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information regarding the outstanding option awards held by our named executive officers as of September 30, 2012.

Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity Incentive plan awards: number of securities underlying unexercised unearned Options (#)	Option Exercise Price ($)	Option Expiration Date

Alexey Kotov	100,000	-	-	3.00	08/01/2015
Mirgali Kunayev	110,000	-	-	3.00	08/01/2015

The following table sets forth information regarding the outstanding stock awards held by our named executive officers as of September 30, 2012.

Name	Number of shares or units of stock that have not vested (#)	Market value of shares or units or stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)

Alexey Kotov	-	-	889,451(1)	26,684(2)

(1)
These shares will vest over a period of three years on the anniversary date of Mr. Kotov’s employment agreement, as follows: August 2, 2013, 443,119 shares; August 2, 2014 297,135 shares; and August 2, 2015, 149,197 shares.  The stock granted is subject to a six-month holding period during which the shares may not be sold.

(2)	The market value of the unearned shares was calculated based on the closing price of the Company’s common stock on September 30, 2012, which was $0.03 per share.

Appendix D – page 60

Compensation of Directors

We use a combination of cash and equity-based compensation to attract and retain candidates to serve on our board of directors.  We do not compensate directors who are also our employees for their service on our board of directors.  Therefore, Dr. Kunayev and Mr. Kotov did not receive additional compensation for their service on our board of directors.

Director Fees

Members of the board of directors who are not also employees of the Company or one of its subsidiaries of the Company are paid a $30,000 stipend per year, plus travel expenses.

Equity Compensation

We do not currently have a fixed plan for the award of equity compensation to our non-employee directors, nor did we award any equity compensation to any of our non-employee directors during fiscal 2012.

Director Compensation Table

The following table sets forth a summary of the compensation we paid to our non-employee directors during fiscal 2012.

	Fees
	earned or
	paid in
Name	cash	Total
	($)	($)

Kerry Doyle	30,000	30,000

Valery Tolkachev	30,000	30,000

Jeffrey Brinhall	30,000	30,000

Item 12.  Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

Security Ownership of Certain Beneficial Owners

As of December 31, 2012 a total of 52,657,574 shares of our common stock, par value $0.001 per share, were issued and outstanding.  The following table sets forth the persons, to our knowledge, we own greater than 5% of the shares of our outstanding common stock, other than directors, nominees and executive officers.

Appendix D – page 61

Type of Security	Name and Address of Beneficial Owner	Amount & Nature of Beneficial Ownership	% of Class(1)

Common	Bakhytbek Baiseitov	373,202,100(2)	87.6
	291/21 Dostyk Ave
	Almaty, Kazakhstan 050020

Common	Firebird Management LLC(3)	6,958,331	13.2
	152 West 57th Street, 24th Floor
	New York, New York 10019

Common	UFG Russia Alternative Master Account Ltd.	3,333,333	6.3
	c/o Covenant House
	85 Reid Street
	Hamilton, Bermuda

(1)
This percentage reflects the increase in the number of shares of common stock that would be issued in connection with the exercise of the shareholder’s outstanding conversion rights, options and/or warrants.

(2)
These shares are not currently issued or outstanding.  On September 30, 2011, in connection with ongoing efforts to finalize and close the Loan Restructuring Agreement, the Company issued to Baiseitov two promissory notes: i) the Non-Negotiable Note in the principal amount of $10,800; and ii) the Consolidated Note in the principal amount of $24,446.

The Non-Negotiable Note provides that it shall be repaid through the issuance of Company common stock to Baiseitov at any time upon his demand.  The price per share for principal and interest shall be $0.12 per share.  Interest accrues on the Non-Negotiable Note at a rate per annum equal to 0.26%.  If the issuance of common stock to repay the Non-Negotiable Note has not occurred by September 30, 2014, the Company shall make payment in full of the principal and interest in cash.  Assuming Baiseitov could have converted the full principal and accrued interest due under the Non-Negotiable Note as of December 31, 2012, he would have been issued approximately 90,292,000 common shares.
The Consolidated Note provides that following the increase in the authorized common stock of the Company to 500,000,000 common shares, as contemplated in the Loan Restructuring Agreement, Baiseitov will have the right at any time following a five-day written notice to convert all or any portion of the principal amount of the Consolidated Note and any accrued but unpaid interest into common stock.  The conversion price per shares is $0.10.  The Consolidated Note accrues interest at a basic interest rate of 12% per annum, which shall be paid semi-annually in arrears on each six-month anniversary of the issuance date.  Assuming Baiseitov could have converted the full principal and accrued interest due under the Consolidated Note as of December 31, 2012, he would have been issued approximately 282,910,100 common shares.
(3)  Firebird Management, LLC. may be deemed to beneficially own the shares described above because: (i) Firebird Avrora Advisors, LLC. (“Avrora Advisors”) acts as investment advisor to Firebird Avrora Fund, Ltd. (“Avrora”), a private investment fund which owns 1,814,165 shares of common stock; (ii) FGS Advisers , LLC. (“FGS”) acts as investment advisor to the Firebird Global Master Fund, Ltd., (“Global”), which owns 2,938,333 shares of common stock; (iii) FG2 Advisors, LLC. (“FG2”) acts as investment advisor to the Firebird Global Master Fund II, Ltd. (the “Global Fund II”), a private investment fund which owns 333,333 shares of common stock; and (iv) Firebird Management acts as investment adviser to Firebird Republics Fund, Ltd. (“Republics”), a private investment fund which owns 1,775,000 shares of common stock, and Firebird New Russia Fund, Ltd. (“New Russia”), a private investment fund which owns 72,500 shares of common stock. As investment advisors to the above listed funds (the “Funds”), each of Avrora Advisors, FGS, FG2 and Management shares voting and investment control with respect to the shares of Common Stock held by their respective advised Funds. Harvey Sawikin, as control person of Avrora Advisors and Management, shares investment power and voting power with respect to the common stock reported by them. James Passin and Mr. Sawikin, who serve as the control persons of each of FGS and FG2, share investment power and voting power with respect to the common stock reported by each such entity.  Mr. Passin individually holds options to purchase an aggregate of 25,000 share of common stock at an exercise prices of $3.00 per share that were granted to him in connection with his service as a former director of the Company.  Mr. Passin possesses sole investment and voting power with respect to such securities.

Appendix D – page 62

Security Ownership of Management

The following table sets forth as of  December 31, 2012 the name and the number of shares of our common stock, held of record or beneficially by Company directors, nominees, and named executive officers, individually and as a group.

Type of Security	Name of Beneficial Owner	Amount & Nature of Beneficial Ownership	% of Class(1)

Common	Alexey Kotov(2) (3)(4)	1,461,123	2.7
Common	Indira Kaliyeva(2)	15,000	*
Common	Arran Watson(2)	0	*
Common	Robert Jobling(2)	188,667	*
Common	Mirgali Kunayev(2) (3) (5)	13,275,177	25.2
Common	Jeffrey Brimhall(3)	0	*
Common	Kerry Doyle(3) (5)	0	*
Common	Valery Tolkachev(3) (6)	25,000	*
Directors, Nominees and Named Executive Officers
as a Group: (8 persons)		14,964,967	28.1

*	IfLess than 1%.
(1)	This percentage reflects the increase in the number of shares of common stock that would be issued in connection with the exercise of the shareholder’s outstanding options and/or warrants.
(2)	Mr. Kotov, Ms. Kaliyeva, Mr. Watson, Mr. Jobling and Dr. Kunayev were named executive officers of the Company as of its most recently completed fiscal year end.
(3)	Dr. Kunayev, Mr. Brimhall, Mr. Doyle, Mr. Kotov and Mr. Tolkachev are directors of the Company.
(4)
Mr. Kotov holds an immediately exercisable option to purchase up to 100,000 shares of our common stock at an exercise price of $3.00 per share.  This option expires on August 1, 2015. Pursuant to the terms of  Mr. Kotov’s employment agreement, on the anniversary of the effective date of his employment agreement (August 2, 2010), he is entitled to receive a restricted stock grant equal to 0.85% of the then total number of shares outstanding.  On August 2, 2012 Mr. Kotov became entitled to receive a restricted stock grant in the amount of 447,589 shares.  This restricted stock grant has not yet been made.  We anticipate the grant will be made some time during fiscal 2013.    Each grant vests equally over a period of three years, with the initial vesting occurring on year from the date the grant was due.  After deducting the option discussed above, of the 1,361,123 shares, 471,672 shares have vested.  Except upon the occurrence of certain events, as detailed in Item 11 – Executive Compensation, above, the remaining 889,451 shares shall vest to Mr. Kotov over the next three years on August 2nd of each year, the anniversary of the effective date of his employment agreement.

(5)
Dr. Kunayev owns no shares in his own name.  Dr. Kunayev holds an immediately exercisable option to purchase up to 110,000 shares of our common stock at an exercise price of $3.00 per share.  This option expires on August 1, 2015  The shares attributed to Mr. Kunayev include 1,000 shares held of record by his spouse, siblings and children, 10,500,897 shares held of record by Petroleum Group Services Limited (“PGSL”), 2,608,420 shares held of record by Mars International Worldwide, Inc. (“Mars”) and 54,860 shares held in street name.  Mr. Kunayev is managing director of PGSL, and as such he may be deemed to have voting and investment power over the shares held by PGSL.  Mr. Kunayev is the owner of Mars and may be deemed to own the securities held by Mars.

(6)	Mr. Tolkachev holds an immediately exercisable option to purchase up to 25,000 shares of our common stock at an exercise price of $3.00 per share. This option expires on August 1, 2015.

Appendix D – page 63

Securities Authorized for Issuance Under Equity Compensation Plans

As of January 10, 2013 shares of our common stock were subject to issuance upon the exercise of outstanding options or warrants granted in connection with equity compensation plans as follows:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in columns (a)) (c)
Equity compensation plans approved by security holders	800,000	$3.00	-0-
Equity compensation plans not approved by security holders	-0-	n/a	2,368,347
Total	800,000	$3.00	2,368,347

Our board of directors adopted and our shareholders approved the EMPS Corporation 2002 Stock Option Plan (the “2002 Plan”) allowing us to offer key employees, officers, directors, consultants and advisors, an opportunity to acquire a proprietary interest in the Company. The various types of incentive awards which may be provided under the Stock Option Plan will enable us to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of our business.

On August 1, 2005, options to purchase up to an aggregate of 800,000 shares of our common stock were granted to certain of our employees, executive officers and directors pursuant to the 2002 Plan, including:

Name	# of Shares underlying Options

Mirgali Kunayev	110,000
Valery Tolkachev	25,000
Alexey Kotov	100,000

The options vested one year from the date of grant and expire ten years from the date of grant.  The options have an exercise price of $3.00 per share.

In April 2008 our board of directors adopted the Caspian Services, Inc. 2008 Equity Incentive Plan (“2008 Plan”).  The goal of the 2008 Plan is designed to enhance the interests of the Company and its shareholders.  The 2008 Plan encourages officers, directors and key employees, upon whose judgment, initiative and effort the Company is largely dependent for the successful conduct of its business, to acquire and retain a proprietary interest in the Company by ownership of its equity securities.  There are 5,000,000 shares available for issuance pursuant to the 2008 Plan.  The 2008 Plan provides for the granting of common stock, incentive stock options, options which do not constitute incentive stock options, or any combination of the foregoing.

Appendix D – page 64

In 2008 we issued restricted stock grants totaling 676,925 shares to a number of employees under the 2008 Plan.  All restricted stock grants were subject to certain vesting conditions.  In September 2008, 33,944 shares of non-vested restricted stock grants were forfeited due to the resignation of one of the selected officers.

In 2009 we awarded restricted stock grants totaling 407,500 shares under the 2008 Plan to certain Company employees in connection with their employment agreements.

In 2010 we awarded restricted stock grants totaling 817,950 shares under the 2008 Plan to certain Company employees in connection with their employment agreements.  During fiscal 2010 and 2011, 127,734 shares of non-vested restricted stock grants were forfeited to the Company in connection with the severance provisions of the employment agreements of two former officers of the Company.

Pursuant to the terms of Mr. Kotov’s employment agreement, during the term thereof, Mr. Kotov is entitled to receive, on an annual basis, a stock grant equal to 0.85% of the total outstanding common stock of the Company on the anniversary of the effective date of his employment agreement (August 2, 2010).  On August 2, 2011 Mr. Kotov became entitled to receive a restricted stock grant of 443,817 shares.  These shares were issued in January 2012.  These shares will vest to Mr. Kotov equally over a period of three years with the initial vesting occurring on August 2, 2012 (the anniversary of the effective date of his employment agreement.)

On August 2, 2012 Mr. Kotov became entitled to receive a restricted stock grant of  447,589 shares.  This grant has not yet been made.  We expect the shares to be granted some time during fiscal 2013.  These shares will vest to Mr. Kotov equally over a period of three years commencing on August 2, 2013.

Changes in Control

As discussed above, in connection with ongoing efforts to finalize and close the Loan Restructuring Agreement with the Investor, on September 30, 2011 we issued the Investor two secured promissory notes, the Non-Negotiable Note, and the Consolidated Note.  If the Investor had demanded repayment of the principal and accrued interest of the Non-Negotiable Note as of December 31, 2012, we would have been required to issue approximately 90,292,000 shares to Mr. Baiseitov.  The issuance of shares to retire the Non-Negotiable Note would have resulted in Mr. Baiseitov acquiring a majority of the outstanding common shares of the Company, which would result in a change in control of the Company.

Appendix D – page 65

Similarly, assuming we had increased our authorized common shares to 500,000,000 as contemplated by the Loan Restructuring Agreement and assuming Mr. Baiseitov had determined to convert the full principal and accrued but unpaid interest owed under the Consolidated Note at December 31, 2011, we would have been required to issue approximately 282,910,100 shares to Mr. Baiseitov.  The election by Mr. Baiseitov to convert the Consolidated Note to shares of the Company would have resulted in Mr. Baiseitov acquiring a majority of the outstanding common shares of the Company, which would result in a change in control of the Company.

As discussed in greater detail under the heading “Liquidity and Capital Resources” of Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations on page 35 of this report and Note 8 – Notes Payable of our Consolidated Financial Statements included with this report, subsequent to the fiscal year-end we agreed in principle with EBRD and Investor to a non-binding Term Sheet regarding a potential restructuring of our financing obligations with those parties.  If we are successful in negotiating, obtaining required approvals for and concluding definitive restructured financing agreements we have discussed a restructuring that would result in EBRD being issued Company common stock equaling approximately a  19% equity interest in the Company and Investor being issued Company common stock equaling approximately a 65% to 70% interest in the Company in satisfaction of the outstanding interest owed under the EBRD Loan and cancelation of EBRD’s put option and in partial satisfaction of the debt obligations owed to Investor and cancelation of his right to convert the balance of his outstanding debt to Company common share.

The Term Sheet is not legally binding.  There is no guarantee the parties will be successful in negotiating, obtaining required approvals for or concluding definitive restructured financing agreements on the terms discussed herein, or at all.

Item 13.  Certain Relationships and Related Transactions, and Director Independence

During fiscal 2012 and 2011 we did not engage in any transaction with any related person as defined by Rule 404 (Instructions to Item 404(a)) that exceeded the lesser of $120 or 1% of our average total assets at September 30, 2012 and 2011 in which any related person had or will have a direct or indirect material interest.

Director Independence

The board of directors has determined that Valery Tolkachev and Jeffrey Brimhall are “independent directors” as that term is defined in the listing standards of the NYSE Amex.  Such independence definition includes a series of objective tests, including that the director is not an employee of the company and has not engaged in various types of business dealings with the company.  In addition, as further required by the NYSE Amex listing standards, the board of directors has made a subjective determination as to each independent director that no relationships exist which, in the opinion of the board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Appendix D – page 66

Item 14.  Principal Accountant Fees and Services

Hansen, Barnett & Maxwell, P.C. served as the Company’s independent registered public accounting firm for the fiscal years ended September 30, 2012 and 2011, and is expected to serve in that capacity for the 2013 fiscal year.  Principal accounting fees for professional services rendered for us by Hansen, Barnett & Maxwell for the twelve months ended September 30, 2012 and September 30, 2011, are summarized as follows:

	Fiscal 2012	Fiscal 2011

Audit	$238	$282
Tax	34	20
Total	$272	$302

Audit Fees.  Audit fees were for professional services rendered in connection with the audit of the financial statements included in our annual report on Form 10-K and review of the financial statements included in our quarterly reports on Form 10-Q and for services normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings or engagements..

Tax Fees.  Tax fees were for professional services related to tax compliance, tax advice and tax planning within the United States for the fiscal years ended September 30, 2012 and 2011.

Board of Directors Pre-Approval Policies and Procedures.  At its regularly scheduled and special meetings, the board of directors, in lieu of an established audit committee, considers and pre-approves any audit and non-audit services to be performed by our independent registered public accounting firm.  The board of directors has the authority to grant pre-approvals of non-audit services.

The board of directors has not, as of the time of filing this annual report on Form 10-K with the Securities and Exchange Commission, adopted policies and procedures for pre-approving audit or permissible non-audit services performed by our independent auditors. Instead, the board of directors as a whole has pre-approved all such services. In the future, our board of directors may approve the services of our independent registered public accounting firm pursuant to pre-approval policies and procedures adopted by the board of directors, provided the policies and procedures are detailed as to the particular service, the board of directors is informed of each service, and such policies and procedures do not include delegation of the board of director’s responsibilities to our management.

The board of directors has determined that the provision of services by Hansen, Barnett & Maxwell described above are compatible with maintaining Hansen, Barnett & Maxwell’s independence at our independent registered public accounting firm.

Appendix D – page 67

Item 15.  Exhibits, Financial Statement Schedules

(a)          The following documents are filed as part of this report:

Financial Statements

Report of Independent Registered Public Accounting Firm – Hansen, Barnett & Maxwell, P.C. dated January 14, 2013

Consolidated Balance Sheets as of September 30, 2012 and 2011

Consolidated Statements of Operations for the years ended September 30, 2012 and 2011

Consolidated Statements of Shareholders’ Equity for the years ended September 30, 2012 and 2011

Consolidated Statements of Cash Flows for the years ended September 30, 2012 and 2011

Notes to the Consolidated Financial Statements

Financial Statement Schedules

Schedules are omitted because the required information is either inapplicable or presented in the consolidated financial statements or related notes.

Exhibits

Exhibit No.	Exhibit Description

3.1	Articles of Incorporation(1)
3.2	Bylaws(1)
3.3	Amendment to Articles of Incorporation dated July 21, 2005(3)
3.4	Bylaws of Caspian Services, Inc. (As Amended through June 19, 2008)(6)
3.5	Bylaws of Caspian Services, Inc. (As Amended through September 30, 2011)(17)
4.1	Caspian Services, Inc. 2008 Equity Incentive Plan(12)+
4.2	Caspian Services, Inc. Secured Non-Negotiable Promissory Note, Issuance Date: September 30, 2011(18)
4.3	Caspian Services, Inc., Secured Convertible Consolidated Promissory Note, Issuance Date: September 30, 2011(18)
10.1	Loan Agreement, dated December 21, 2006, between Balykshi LLP and European Bank for Reconstruction and Development(4)

Appendix D – page 68

10.2	First Amendment to Loan Agreement, dated June 20, 2007, between Balykshi LLP and European Bank for Reconstruction and Development(5)
10.3	Investment Agreement, dated June 28, 2007, between Balykshi LLP and European Bank for Reconstruction and Development(5)
10.4	Form of Caspian Services, Inc. Restricted Stock Grant Agreement(7)+
10.5	Put Option Agreement, dated August 6, 2008, between Caspian Services, Inc. and European Bank for Reconstruction and Development(8)
10.6
Deed of Guarantee and Indemnity, dated 2 June 2009, between Topaz Energy and Marine Limited and NMSC Kazmortransflot Joint Stock Company and Caspian Services, Inc. as Guarantors and European Bank For Reconstruction and Development(9)

10.7
Subordination and Share Retention Deed, dated 2 June 2009, among Mangistau Oblast Boat Yard, L.L.P. as Borrower and Topaz Energy and Marine Limited, NMSC Kazmortransflot Joint Stock Company, Caspian Services Inc. as Sponsors and Kyran Holdings Limited, NMSC Kazmortransflot Joint Stock Company, Balykshi L.L.P. as Participants and European Bank for Reconstruction and Development(9)

10.8	Employment Agreement dated October 23, 2009, between Caspian Services, Inc. and Mirgali Kunayev(10)+
10.9	Second Amendment to Loan Agreement, dated October 22, 2009, between Balykshi LLP and European Bank for Reconstruction and Development(11)
10.10	Amendment Deed to Deed of Financial Performance Guarantee, dated October 22, 2009, between Balykshi LLP, Caspian Services, Inc. and European Bank for Reconstruction and Development(11)
10.11	Employment Agreement, dated May 31, 2010, between Caspian Services, Inc. and Indira Kaliyeva(13)+
10.12	Employment Agreement, dated August 2, 2010, between Caspian Services, Inc. and Alexey Kotov(14)+
10.13	Shareholders Agreement, dated August 6, 2008, among Caspian Real Estate Limited, Caspian Services, Inc., Balykshy L.L.P. and European Bank for Reconstruction and Development (15)
10.14	Deed of Financial and Performance Guarantee, dated August 6, 2008, among Balykshy L.L.P. and Caspian Services, Inc. and European Bank for Reconstruction and Development (15)
10.15	Share Retention Deed, dated October 3, 2008, among Balykshy L.L.P., Caspian Real Estate Limited, Caspian Services, Inc. and European Bank for Reconstruction and Development (15)
10.16	Subordination Deed, dated August 6, 2008, among Balykshy L.L.P., Caspian Real Estate Limited, Caspian Services, Inc. and European Bank for Reconstruction and Development (15)
10.17	Deed of Assignment of Contracts, dated August 5, 2008, between Balykshy L.L.P. and European Bank for Reconstruction and Development (15)
10.18	Deed of Assignment of Insurances, dated September 12, 2008, between Balykshy L.L.P. and European Bank for Reconstruction and Development (15)
10.19
Agreement on Mortgage of Immovable Property, dated August 15, 2008, between Balykhsy L.L.P. and Caspian Real Estate Limited and  Caspian Services, Inc. and European Bank for Reconstruction and Development (15)

10.20
Amendment Agreement No. 1 to Agreement on Mortgage of Immovable Property, dated October 22, 2009, between Balykshy L.L.P. and Caspian Real Estate Limited and Caspian Services, Inc. and European Bank for Reconstruction and Development (15)

Appendix D – page 69

10.21	Participation Interest Pledge Agreement, dated August 15, 2008, between Caspian Real Estate Limited and European Bank for Reconstruction and Development (15)
10.22	Amendment Agreement No. 1 to Participation Interest Pledge Agreement, dated March 31, 2009, between Caspian Real Estate Limited and European Bank for Reconstruction and Development (15)
10.23	Amendment Agreement No. 2 to Participation Interest Pledge Agreement, dated October 22, 2009, between Caspian Real Estate Limited and European Bank for Reconstruction and Development (15)
10.24	Agreement on Pledge of Movable Property, dated August 15, 2008, between Balykshy L.L.P. and European Bank for Reconstruction and Development (15)
10.25	Amendment Agreement No. 1 to Agreement on Pledge of Movable Property, dated October 22, 2009, between Balykshy L.L.P. and European Bank for Reconstruction and Development (15)
10.26	Agreement on Pledge of Monies at the Bank Accounts, dated August 15, 2008, between Balykshy L.L.P. and Joint Stock Company “Bank CenterCredit” and European Bank for Reconstruction and Development (15)
10.27
Agreement on Pledge of Monies at the Bank Accounts, dated December 12, 2008, between Caspian Real Estate Limited and and Joint Stock Company “Bank CenterCredit” and European Bank for Reconstruction and Development (15)

10.28
Amendment Agreement No. 1 to Agreement on Pledge of Monies at the Bank Accounts, dated October 22, 2009, between Balykshy L.L.P. and Joint Stock Company “Bank CenterCredit” and European Bank for Reconstruction and Development (15)

10.29	Employment Agreement, dated August 29, 2008, between Arran Watson and Caspian Services, Inc.(15)+
10.30	Loan Consolidation and Restructuring Agreement by and among Caspian Services, Inc. and Bakhytbek Baiseitov, dated as of July 31, 2011(16)
10.31	Addendum No. 1 to the Employment Agreement dated 29th August 2008 between Caspian Services and Arran Watson(18)+
10.32	Revised Employment Agreement, dated 1st December 2007, between Caspian Services, Inc. and Robert Jobling(18)+
10.33	Addendum #2 to the Employment Agreement of Robert Jobling, dated August 1, 2009, between Caspian Services, Inc. and Robert Jobling(18)+
14.1	Code of Ethics(2)
21.1	Subsidiaries*
31.1	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002*
31.2	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002*
32.1	Certification of Principal Executive Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002*
32.2	Certification of Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002*

Appendix D – page 70

Exhibit No.	Exhibit Description

101.INS	XBRL Instance Document*
101.SCH	XBRL Taxonomy Extension Schema Document*
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document*
101.DEF	XBRL Taxonomy Definition Linkbase Document*
101.LAB	XBRL Taxonomy Extension Label Linkbase Document*
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document*

*   Filed herewith.
+  Indicates management contract, compensatory plan or arrangement of the Company.
(1)  Incorporated by reference to the Registration Statement of the Registrant on Form SB-1filed with the Commission on September 9, 1999.
(2)  Incorporated by reference to Registrant’s Annual Report on Form 10-KSB filed with the Commission on April 15, 2005.
(3)  Incorporated by reference to Registrant’s Amended Current Report on Form 8-K/A filed with the Commission on August 2, 2005.
(4)  Incorporated by reference to Registrant’s Annual Report on Form 10-KSB filed with the Commission on January 16, 2007.
(5)  Incorporated by reference to Registrant’s Current Report on Form 8-K filed with the Commission on July 5, 2007.
(6)  Incorporated by reference to Registrant’s Current Report on Form 8-K filed with the Commission on June 25, 2008.
(7)  Incorporated by reference to Registrant’s Current Report on Form 8-K filed with the Commission on July 3, 2008.
(8)  Incorporated by reference to Registrant’s Quarterly Report on Form 10-Q filed with the Commission on February 17, 2009.
(9)  Incorporated by reference to Registrant’s Current Report on Form 8-K filed with the Commission on September 10, 2009.
(10)  Incorporated by reference to Registrant’s Current Report on Form 8-K filed with the Commission on October 28, 2009.
(11)  Incorporated by reference to Registrant’s Current Report on Form 8-K filed with the Commission on November 24, 2009.
(12)  Incorporated by reference to Registrant’s Annual Report on Form 10-K filed with the Commission on December 29, 2009.
(13)  Incorporated by reference to Registrant’s Current Report on Form 8-K filed with the Commission on June 4, 2010.
(14)  Incorporated by reference to Registrant’s Current Report on Form 8-K filed with the Commission on August 4, 2010.
(15)  Incorporated by reference to Registrant’s Annual Report on Form 10-K filed with the Commission on January 13, 2011.
(16)  Incorporated by reference to Registrant’s Current Report on Form 8-K filed with the Commission on August 9, 2011.
(17)  Incorporated by reference to Registrant’s Current Report on Form 8-K filed with the Commission on October 6, 2011.
(18)  Incorporated by reference to Registrant’s Annual Report on Form 10-K filed with the Commission on January 13, 2012.

Appendix D – page 71

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CASPIAN SERVICES, INC.

Date: January 14, 2013	/s/ Alexey Kotov
Name: Alexey Kotov
Title: Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date:	January 14, 2013	/s/ Alexey Kotov
Alexey Kotov Chief Executive Officer and Director

Date:	January 14, 2013	/s/ Indira Kaliyeva
Indira Kaliyeva Chief Financial Officer

Date:	January 14, 2013	/s/ Mirgali Kunayev
Mirgali Kunayev
Chairman of the Board of Directors

/s/ Jeffrey Brimhall
Date:	January 14, 2013	Jeffrey Brimhall Director

/s/ Kerry Doyle
Date:	January 14, 2013	Kerry Doyle Director

/s/ Valery Tolkachev
Date:	January 14, 2013	Valery Tolkachev Director

Appendix D – page 72

CASPIAN SERVICES, INC. AND SUBSIDIARIES

Page

Report of Independent Registered Public Accounting Firm	F-1

Consolidated Financial Statements:

Consolidated Balance Sheets as of September 30, 2012 and 2011	F-2

Consolidated Statements of Operations for the Years Ended
September 30, 2012 and 2011	F-3

Consolidated Statements of Equity for the Years Ended
September 30, 2011 and 2012	F-4

Consolidated Statements of Cash Flows for the Years Ended
September 30, 2012 and 2011	F-5

Notes to Consolidated Financial Statements	F-6

Appendix D – page F-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and the Shareholders
Caspian Services, Inc.

We have audited the accompanying consolidated balance sheets of Caspian Services, Inc. and Subsidiaries as of September 30, 2012 and 2011, and the related consolidated statements of operations, equity, and cash flows for the years then ended.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Caspian Services, Inc. and Subsidiaries as of September 30, 2012 and 2011, and the results of their operations and their cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern.  As indicated in Note 1 and Note 8, a Company creditor has indicated that it believes the Company may be in violation of certain covenants of certain substantial financing agreements. The financing agreements have acceleration right features that, in the event of default, allow for the loan and accrued interest to become immediately due and payable.  As a result of this uncertainty, the Company has included the note payable and all accrued interest as current liabilities at September 30, 2012.  At September 30, 2012, the Company had negative working capital of approximately $60,273,000.  Uncertainty as to the outcome of these factors raises substantial doubt about the Company’s ability to continue as a going concern.  The accompanying consolidated financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

HANSEN, BARNETT & MAXWELL, P.C.
Salt Lake City, Utah
January 15, 2013

Appendix D – page F-2

CASPIAN SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(Dollars in thousands, except share and per share data)
	As of September 30,
	2012	2011
ASSETS
Current Assets
Cash	$4,601	$6,136
Trade accounts receivable, net of allowance of $1,578 and $2,915, respectively	7,122	13,899
Trade accounts receivable from related parties, net of allowance of $3,254 and $3,326, respectively	995	2,674
Other receivables, net of allowance of $0 and $18, respectively	461	943
Inventories	1,900	1,845
Inventories held for sale, net of allowance of $1,592 and $1,809, respectively	854	905
Prepaid taxes	2,173	1,832
Advances paid	789	647
Deferred tax assets	1,896	1,621
Prepaid expenses and other current assets	826	1,284
Total Current Assets	21,617	31,786
Vessels, equipment and property, net	58,928	66,063
Drydocking costs, net	12	258
Goodwill	229	232
Intangible assets, net	100	148
Long-term prepaid taxes	5,433	5,352
Investments	13	14
Long-term other receivables, net of current portion	1,144	1,206
Total Assets	$87,476	$105,059

LIABILITIES AND EQUITY
Current Liabilities
Accounts payable	$2,384	$4,923
Accounts payable to related parties	-	16
Accrued expenses	761	1,460
Taxes payable	1,303	2,317
Deferred revenue	6	587
Accelerated put option liability	17,822	15,817
Long-term debt - current portion	59,614	57,120
Total Current Liabilities	81,890	82,240
Long-term deferred revenue from related parties	2,866	3,072
Long-term deferred income tax liability	292	758
Total Long-Term Liabilities	3,158	3,830
Total Liabilities	85,048	86,070
Equity
Common stock, $0.001 par value per share; 150,000,000 shares authorized;
52,657,574 and 52,213,757 shares issued and outstanding, respectively	53	53
Additional paid-in capital	64,799	64,724
Accumulated deficit	(38,350)	(24,313)
Accumulated other comprehensive loss	(14,995)	(14,254)
Equity attributable to Caspian Services, Inc. Shareholders	11,507	26,210
Deficit attributable to noncontrolling interests	(9,079)	(7,221)
Total Equity	2,428	18,989
Total Liabilities and Equity	$87,476	$105,059

The accompanying notes are an integral part of these consolidated financial statements.

Appendix D – page F-3

CASPIAN SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except share and per share data)

	For The Years Ended September 30,
	2012	2011

Revenues
Vessel revenues	$17,688	$32,599
Geophysical service revenues (which includes $0 and $4,070, respectively, from related parties)	6,310	15,429
Marine base service revenues (which includes $544 and $499, respectively, from related parties)	896	1,023
Total Revenues	24,894	49,051

Operating Expenses
Vessel operating costs	10,309	18,813
Cost of geophysical service revenues	5,326	8,358
Cost of marine base service	821	915
Depreciation and amortization	7,148	7,530
Impairment loss	1,397	4,603
General and administrative expense	9,862	10,940
Total Costs and Operating Expenses	34,863	51,159
Loss from Operations	(9,969)	(2,108)

Other Income (Expense)
Interest expense	(6,706)	(7,833)
Foreign currency transaction gain (loss)	(370)	111
Interest income	169	32
Other non-operating income, net	85	354
Net Other Expense	(6,822)	(7,336)

Loss from Continuing Operations Before Income Tax	(16,791)	(9,444)
Benefit from (provision for) income tax	839	(1,438)
Loss from continuing operations	(15,952)	(10,882)
Loss from discontinued operations	-	(1,126)
Net loss	(15,952)	(12,008)
Net loss attributable to noncontrolling interests	1,915	2,354
Net loss attributable to Caspian Services, Inc	$(14,037)	$(9,654)

Basic and Diluted Loss per Share from continuing operations	$(0.30)	$(0.16)
Basic and Diluted Loss per Share from discontinued operations	-	(0.02)
Basic and Diluted Loss per Share	$(0.30)	$(0.18)
Weighted Average Shares Outstanding	52,435,666	52,213,757

Amounts attributable to Caspian Services, Inc:
Loss from continuing operations, net of tax	$(15,952)	$(10,882)
Discontinued operations, net of tax	-	(1,126)
Net loss	$(15,952)	$(12,008)

The accompanying notes are an integral part of these consolidated financial statements.

Appendix D – page F-4

CASPIAN SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF EQUITY
For the Years Ended September 30, 2011 and 2012
(Dollars in thousands, except share and per share data)

	CSI Shareholders
					Accumulated
			Additional		Other
	Common Stock		Paid-in	Accumulated	Comprehensive	Noncontrolling	Comprehensive	Total
	Shares	Amount	Capital	Deficit	Loss	Interests	Loss	Equity

September 30, 2010	52,213,757	$ 53	$ 64,617	$ (14,659)	$ (14,095)	$ (4,817)		$ 31,099
Net loss	-	-	-	(9,654)	-	(2,354)	$ (12,008)	(12,008)
Currency translation adjustment	-	-	-	-	(159)	(50)	(209)	(209)
Comprehensive loss							$ (12,217)
Adjustment to reconcile
shares issued to employees	-	-	1	-	-	-		1
Stock based compensation	-	-	106	-	-	-		106
September 30, 2011	52,213,757	53	64,724	(24,313)	(14,254)	(7,221)		18,989
Net loss	-	-	-	(14,037)	-	(1,915)	$ (15,952)	(15,952)
Currency translation adjustment	-	-	-	-	(741)	57	(684)	(684)
Comprehensive loss							$ (16,636)
Stock based compensation	443,817	-	75	-	-	-		75
September 30, 2012	52,657,574	$ 53	$ 64,799	$ (38,350)	$ (14,995)	$ (9,079)		$ 2,428

The accompanying notes are an integral part of these consolidated financial statements.

Appendix D – page F-5

CASPIAN SERVICES, INC AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Dollars in thousands, except share and per share data)
	For the Years
	Ended September 30,
	2012	2011

Cash flows from operating activities:
Net loss	$(15,952)	$(12,008)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	7,148	7,530
Impairment loss	1,397	4,603
Accrued interest on accelerated put option	2,236	2,231
Foreign currency transaction loss (gain)	370	(111)
Stock based compensation	75	106
Changes in current assets and liabilities:
Trade accounts receivable	6,655	3,120
Trade accounts receivable from related parties	1,676	(2,557)
Other receivables	384	(786)
Inventories	(81)	(139)
Inventories held for sale	41	(331)
Prepaid taxes	(374)	643
Advances paid	(146)	(125)
Deferred tax assets	(299)	268
Prepaid expenses and other current assets	447	609
Long-term prepaid taxes	(154)	36
Long-term other receivables, net of current portion	47	52
Accounts payable	(2,510)	795
Accounts payable to related parties	(31)	(524)
Accrued expenses	2,532	7,388
Taxes payable	(993)	(1,031)
Deferred revenue	(579)	(809)
Long-term deferred revenue from related parties	(167)	(199)
Long-term deferred income tax liability	(459)	711
Net cash provided by operating activities	$1,263	$9,472

Cash flows from investing activities:
Investment in securities	-	(14)
Decrease in intangible assets	-	16
Payments to purchase vessels, equipment and property	(1,789)	(2,511)
Net cash used in investing activities	$(1,789)	$(2,509)

Cash flows from financing activities:
Payments on long-term debt	(2,000)	(6,734)
Net cash used in financing activities	$(2,000)	$(6,734)
Effect of exchange rate changes on cash	991	200
Net change in cash	(1,535)	429
Cash at beginning of period	6,136	5,707
Cash at end of period	$4,601	$6,136

Supplemental disclosure of cash flow information:
Cash paid for interest	$-	$734
Cash paid for income tax	370	1,232

The accompanying notes are an integral part of these consolidated financial statements.

Appendix D – page F-6

CASPIAN SERVICES, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2012 AND 2011
(Dollars in thousands, except share and per share data)

NOTE 1 — THE COMPANY, BASIS OF PRESENTATION AND ACCOUNTING POLICIES

Principles of Consolidation – The accompanying consolidated financial statements are presented in conformity with accounting principles generally accepted in the United States of America and include operations and balances of Caspian Services, Inc. and its wholly-owned subsidiaries: Caspian Services Group Limited (“CSGL”), Caspian Services Group LLP (“Caspian LLP”), Caspian Services Group B.V. (“Caspian B.V.”), Caspian Services LLC (“Caspian LLC”), Caspian Geophysics, Ltd (“CGEO”), TatArka LLP (“TatArka”) and Caspian Real Estate, Ltd (“CRE”); and include majority owned subsidiaries: Balykshi LLP (“Balykshi”) and Kazmorgeophysica CJSC (“KMG”), collectively “Caspian” or the “Company.”  KMG owns a 50% non-controlling interest in Veritas-Caspian LLP (“Veritas-Caspian”).  Balykshi owns a 20% interest in a joint venture, Mangistau Oblast Boat Yard LLP (“MOBY”).  Ownership of 20% to 50% noncontrolling interests are accounted for by the equity method.  Ownership of less than a 20% interest is accounted for at cost.  Intercompany balances and transactions have been eliminated in consolidation.

Business Condition – In 2008 the Company entered into Facility agreements with Altima Central Asia (Master) Fund Ltd. (“Altima”) and Great Circle Energy Services, LLC (“Great Circle”). In June 2011 and July 2011 an otherwise unrelated individual (“Investor”) acquired all right, title and interest in and to the loans associated with the Facility agreements. On September 30, 2011 the Company executed an agreement to consolidate and restructure the loans associated with the Facility agreements (the “Loan Restructuring Agreement”) with the Investor.

Closing of the Loan Restructuring Agreement is subject to a number of closing conditions, including among other things, the Investor reaching agreement with the European Bank for Reconstruction and Development (“EBRD”) to restructure certain EBRD financing agreements, discussed in more detail below.  Until the Closing of the Loan Restructuring Agreement the restructured loans will be treated as current liabilities.

The Company funded a portion of the construction of its marine base through a combination of debt and equity financing agreements with EBRD pursuant to which EBRD provided $18,600 of debt financing and made an equity investment in the marine base in the amount of $10,000 in exchange for a 22% equity interest in Balykshi.

In connection with EBRD’s 22% equity interest in Balykshi, the Company entered into a Put Option Agreement granting EBRD the right to require the Company to repurchase the 22% equity interest based on Balykshi’s fair market value.  The put option is exercisable between June 2013 and June 2017.  This agreement also contains an acceleration feature that, should a triggering event occur, grants EBRD the right to require the Company to repurchase the $10,000 equity investment at a 20% annual rate of return at any time following the triggering event.

In accordance with accounting principles generally accepted in the United States of America, the put option is an unconditional obligation and is measured at its fair value based on an estimate of the amount of cash that would be required to settle the liability.  At the time of investment, the $10,000 of proceeds from the equity financing was allocated to the put option which was classified as a long-term liability.

Appendix D – page F-7

CASPIAN SERVICES, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2012 AND 2011
(Dollars in thousands, except share and per share data)

Under the terms of the EBRD Loan Agreement, as amended, Balykshi is required to repay the loan principal and accrued interest in eight equal semi-annual installments commencing November 20, 2011 and then occurring each May 20 and November 20 thereafter until fully repaid.  The first three semi-annual repayment installments, due November 20, 2011, May 20, 2012, and November 20, 2012 were not made.  The failure to pay the principal or interest on the EBRD loan when due constitutes an event of default under the EBRD Loan Agreement.  As mentioned in Note 2, the Company has failed to complete dredging at the base, which may also constitute a default under the EBRD financing agreements. The EBRD financing agreements have acceleration right features that, in the event of default, allow EBRD to declare the loans and accrued interest immediately due and payable.  As a result, the Company has included the EBRD loan and all accrued interest as current liabilities at September, 2012 and September 30, 2011. Additionally, this event of default may trigger the acceleration clause in the Put Option Agreement with EBRD which would allow EBRD to put its $10,000 investment in Balykshi back to the Company.  If EBRD were to accelerate its put right, the Company could be obligated to repay the initial investment plus a 20% annual rate of return.  As a result, at September 30, 2011 the Company had accrued $5,817 of interest expense representing the 20% rate of return on the $10,000 investment and reclassed the liability from a long-term liability to a current liability. During fiscal 2012 the Company accrued an additional $2,005 of interest expense to reflect the required return on investment for that period, increasing the value of the put option to $17,822. EBRD also previously notified the Company that it believes the Company and Balykshi are in violation of certain other covenants of the EBRD financing agreements.  As of the date of this annual report on Form 10-K, to the Company’s knowledge, EBRD has not sought to accelerate repayment of the loan or the put option.

Should EBRD determine to exercise its acceleration rights or should the Loan Restructuring Agreement not close, the Company currently has insufficient funds to repay these obligations individually or collectively and would be forced to seek other sources of funds to satisfy these obligations.  Given our current and near-term anticipated operating results, the difficult credit and equity markets and the Company’s current financial condition, the Company believes it would be very difficult to obtain new funding to satisfy these obligations. If the Company is unable to obtain funding to meet these obligations, the lenders could seek any legal remedies available to them to obtain repayment, including forcing the Company into bankruptcy, or in the case of the EBRD loan, which is collateralized by the assets, including the marine base, and bank accounts of Balykshi and CRE, foreclosure by EBRD on such assets and bank accounts.

Subsequent to the fiscal year-end the Company, EBRD and Investor outlined the terms of a potential restructuring of the Company’ financial obligations to EBRD and Investor in a non-binding term sheet (“Term Sheet”). For an explanation of the principle terms and conditions of the Term Sheet, please see Note 8 – Notes Payable.

The ability of the Company to continue as a going concern is dependent upon, among other things, our ability to successfully negotiate and conclude restructured financing agreements with EBRD and the Investor and our ability to generate sufficient revenue from operations, or to identify a financing source that will provide the Company the ability to satisfy our repayment and guarantee obligations under the restructured agreements. Uncertainty as to the outcome of these factors raises substantial doubt about the Company’s ability to continue as a going concern.  The accompanying condensed consolidated financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

Nature of Operations – The Company’s business consists of three major business segments:

Vessel Operations – Vessel operations consist of chartering a fleet of shallow draft offshore support vessels to customers performing oil and gas exploration activities in the Caspian Sea.

Appendix D – page F-8

CASPIAN SERVICES, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2012 AND 2011
(Dollars in thousands, except share and per share data)

Geophysical Services – Geophysical services consist of providing seismic data acquisition services to oil and gas companies operating both onshore in Kazakhstan and offshore in the Kazakhstan sector of the North Caspian Sea and the adjacent transition zone.

Marine Base Services – Marine Base Services consists of operating a marine base located at the Port of Bautino on the North Caspian Sea.

Discontinued Operations – In April 2011, the Company sold its interest in Bauta to an unrelated third party.  Upon determining to dispose of Bauta, all prior periods presented have been restated to separately account for the discontinued operations.

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Fair Value of Financial Instruments – The carrying amounts reported in the accompanying consolidated financial statements for other receivables, accounts receivables from related parties, accounts payable to related parties and accrued expenses approximate fair values because of the immediate nature or short-term maturities of these financial instruments. The carrying amount of long-term debts approximates fair value due to the stated interest rates approximating prevailing market rates. See Note 14 for a discussion of the fair value of the long-term derivative put option liability.

Cash – The Company considers all highly-liquid investments purchased with an original maturity of three months or less to be cash equivalents.

Cash balances in Balykshi and CRE, as designated under our loan agreement with EBRD, may not be used for any purpose other than construction and operations of the marine base.  At September 30, 2012 and 2011 the total cash balance of Balykshi and CRE was $93 and $10, respectively.

Receivables – In the normal course of business, the Company extends credit to its customers on a short-term basis.  The Company’s principal customers are major oil and natural gas exploration, development and production companies. Credit risks associated with these customers are considered minimal. Dealings with smaller, local companies pose the greatest risks.  For new geophysical services customers, the Company typically requires an advance payment and the Company retains the seismic data generated from these services until payment is made in full.  The Company routinely reviews accounts receivable balances and makes provisions for doubtful accounts as necessary.  Accounts are reviewed on a case-by-case basis and losses are recognized in the period the Company determines it is likely that receivables will not be fully collected.  The Company may also provide a general provision for accounts receivables based on existing economic conditions.

Inventories – Inventory consists of fuel, spare parts and supplies related to geophysical and marine base operations. Inventories are stated at the lower of cost or market, cost being determined by an average cost method, which approximates the first-in, first-out method. Inventories held for sale represent items and materials, which are expected to be sold within the next fiscal year. As of September 30, 2012 and 2011 an allowance of $1,592 and $1,809, respectively, was recognized.

Appendix D – page F-9

CASPIAN SERVICES, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2012 AND 2011
(Dollars in thousands, except share and per share data)

Vessels, Equipment and Property – Vessels, equipment and property are stated at cost less accumulated depreciation. At the time property is disposed of or traded in, the assets and related accumulated depreciation are removed from the accounts, and any resulting gain or loss is charged to operations.  Major renewals and betterments that extend the life of the property and equipment are capitalized. Maintenance and repairs are expensed as incurred except for marine vessel drydocking expenditures, which are capitalized and amortized.

Depreciation of property and equipment is calculated using the straight-line method and resulted in depreciation expense for the years ended September 30, 2012 and 2011 of $6,895 and $7,002, respectively.

Drydocking Costs – Caspian’s vessels must be periodically drydocked and undergo certain inspections to maintain their operating classification, as mandated by certain maritime regulations.  Costs incurred to drydock the vessels for certification are capitalized and amortized over the period until the next drydocking, which is generally 24 months.  Drydocking costs comprise painting the vessels hulls and sides, recoating cargo and fuel tanks, and performing other engine and equipment maintenance activities to bring the vessels into compliance with classification standards.

Amortization of drydocking costs is calculated by using the straight-line method and resulted in amortization expense for the years ended September 30, 2012 and 2011 of $192 and $477, respectively. Accumulated amortization of the drydocking costs was $215 and $1,290 as of September 30, 2012 and 2011, respectively.

Impairment of Long-Lived Assets and Long-Lived Assets for Disposal – Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by comparison of the carrying amount of an asset to future net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount that the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell.  At September 30, 2012 and 2011, the Company reviewed its long-lived assets and determined the Marine Base was impaired. See Note 2 and Note 7 for details.

Revenue Recognition – Vessel revenues are usually derived from time charter contracts on a rate-per-day of service basis; therefore, vessel revenues are recognized on a daily basis throughout the contract period. These time charter contracts are generally on a term basis, ranging from three months to three years. The base rate of hire for a contract is generally a fixed rate; however, these contracts often include clauses to recover specific additional costs and mobilization and demobilization costs which are billed on a monthly basis.

Geophysical service revenue is recognized when services are rendered, accepted by the customer and collectibility is reasonably assured. Direct costs are charged to each contract as incurred along with allocated indirect costs for the specific period of service. Losses on contracts are recognized during the period in which the loss first becomes probable and reasonably estimated. Due to the nature of some of the geophysical services provided, certain customers have prepaid their contract services.  These prepayments have been deferred and are recognized as revenue as the services are provided.  At September 30, 2012 and 2011 the Company had $6 and $587, respectively, of deferred revenue related to these prepaid services.

Appendix D – page F-10

CASPIAN SERVICES, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2012 AND 2011
(Dollars in thousands, except share and per share data)

Marine base service revenue is recognized when services are rendered, accepted by the customer and collectibility is reasonably assured.

Foreign Currency Transactions – Caspian Services, Inc., the parent company of the subsidiaries, makes its principal investing and financing transactions in United States Dollars (USD), which is also its functional currency. Transactions and balances denominated in other currencies have been translated into USD using historical exchange rates. Exchange gains and losses from holding foreign currencies and having liabilities payable in foreign currencies are included in the results of operations.

The Kazakh Tenge (KZT) is the functional currency of the operating subsidiaries.  Their respective balance sheets have been translated into USD at the exchange rates prevailing at each balance sheet date. Their respective statements of operations have been translated into USD using the average exchange rates prevailing during the periods of each statement.  The corresponding translation adjustments are part of accumulated other comprehensive income and are shown as part of shareholders’ equity.

The translation of KZT denominated assets and liabilities into USD for the purpose of these consolidated financial statements does not necessarily mean the Company could realize or settle, in USD, the reported values of these assets and liabilities in USD. Likewise it does not mean the Company could return or distribute the reported USD value of its Kazakh subsidiaries’ capital to its shareholders.

Income Taxes – Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences in assets and liabilities and their respective tax basis and attributable to operating loss carry forwards.  Differences generally result from the calculation of income under accounting principles generally accepted in the United States of America and the calculation of taxable income calculated under Kazakhstan income tax regulations.

The current regime of penalties and interest related to reported and discovered violations of Kazakhstan’s laws, decrees and related regulations can be severe.  Penalties include confiscation of the amounts in question for currency law violations, as well as fines of generally 100% of the unpaid taxes.  Interest is assessable at rates of generally 0.06% per day. As a result, penalties and interest can result in amounts that are multiples of any unreported taxes. At September 30, 2012 and 2011, no interest or penalties have been accrued as a result of any tax positions taken.  In the event interest or penalties are assessed, the Company will include these amounts related to unrecognized tax benefits in income tax expense.

A deferred tax liability is not recognized for the following types of temporary differences unless it becomes apparent that those temporary differences will reverse in the foreseeable future:

(a) An excess of the amount for financial reporting over the tax basis of an investment in a foreign subsidiary or a foreign corporate joint venture, that is essentially permanent in duration.

(b) Undistributed earnings of a domestic subsidiary or a domestic corporate joint venture that is essentially permanent in duration.

Comprehensive Loss – Total comprehensive loss represents the net change in shareholders’ equity during a period from sources other than transactions with shareholders. Accumulated other comprehensive loss is comprised solely of accumulated foreign currency translation adjustments.

Appendix D – page F-11

CASPIAN SERVICES, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2012 AND 2011
(Dollars in thousands, except share and per share data)

Basic and Diluted Loss Per Share – Basic loss per common share is calculated by dividing net loss attributable to Caspian Services by the weighted-average number of common shares outstanding. Diluted loss per common share is calculated by dividing net loss attributable to Caspian Services by the weighted-average number of common shares outstanding giving effect to potentially dilutive issuable common shares.

At September 30, 2012 the Company had 800,000 options outstanding, 441,862 non-vested restricted shares outstanding and 364,953,650 potential shares related to convertible debt that were not included in the computation of diluted loss per common share because they would be anti-dilutive.

At September 30, 2011 the Company had 800,000 options outstanding, 331,968 non-vested restricted shares outstanding and 90,000,000 potential shares related to convertible debt that were not included in the computation of diluted loss per common share because they would be anti-dilutive.

Stock-Based Compensation – The Company recognizes the cost of employee services received in exchange for an award of equity instruments based on the grant date fair value of the award. Fair value of the award is calculated based on closing stock price at the grant date. Restricted stock compensation expense is recognized over the period during which an employee is required to provide service in exchange for the award (the vesting period).

Recent Accounting Pronouncements – In December 2010 the FASB issued Accounting Standards Update No. 2010-28, When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts (ASU 2010-28). ASU 2010-28 amends the criteria for performing Step 2 of the goodwill impairment test for reporting units with zero or negative carrying amounts and requires performing Step 2 if qualitative factors indicate that it is more likely than not that a goodwill impairment exists. ASU 2010-28 became effective in fiscal 2012 and did not have a material impact on its financial statements.

In January 2010 the FASB issued Accounting Standards Update No. 2010-06, Improving Disclosures about Fair Value Measurements (ASU 2010-06). ASU 2010-06 adds additional disclosures about the different classes of assets and liabilities measured at fair value, the valuation techniques and inputs used, and the activity in Level 3 fair value measurements. Certain provisions of this update became effective in fiscal 2012 and did not have a material impact on its financial statements.

In June 2011 the FASB issued an ASU on presentation of comprehensive income to improve the comparability, consistency and transparency of financial reporting and to increase the prominence of items reported in other comprehensive income. This update changes the requirements for the presentation of other comprehensive income, eliminating the option to present components of other comprehensive income as part of the statement of stockholders' equity, among other items. The guidance requires that all non-owner changes in stockholders' equity be presented in either a single continuous statement of comprehensive income or in two separate but consecutive statements. In December 2011, FASB issued an ASU that deferred portions of the prior ASU relating to the presentation of reclassification adjustments.  The remainder of the provision will be effective for the first quarter of fiscal 2013 and as the update only requires a change in presentation, the Company does not expect it to have a material impact on its financial statements.

Appendix D – page F-12

CASPIAN SERVICES, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2012 AND 2011
(Dollars in thousands, except share and per share data)

NOTE 2 — ATASH MARINE BASE

Construction of the Atash Marine Base located in Bautino Bay commenced in the first quarter of 2008 with the first phase of the project being completed and commissioned in November 2009.  Additional dredging work needs to be completed before the second phase of the base will be fully operational.  In March 2010, Balykshi reached agreement with the local authorities to complete the outstanding dredging and as a result, the second phase of the base was commissioned in July 2010.  During fiscal 2012 the Company contracted with a contractor to complete the dredging which was initially projected to cost around $3,000. However, the project was only partially completed at a cost of around $1,500 with further dredging works still required. Currently, Balykshi has insufficient funds to complete the dredging project.  If the dredging is not completed in a reasonable period of time, Balykshi could be subject to certain penalties, including the cancelation of permits and termination of operational activities at the marine base until the dredging is completed. The failure by Balykshi or the Company to provide financing for, or to complete, the dredging works could constitute a default under the EBRD financing agreements.

During 2012 and 2011, the Company determined it necessary to perform an impairment analysis on the marine base since the development of Kashagan field, phase 2 has been postponed until 2018-2019 and oil and gas exploration and development activities in the Caspian Sea region have been substantially reduced or delayed.  As a result, the marine base is currently highly underutilized.

As a result of the impairment analysis, the Company concluded that an impairment of $1,397 and $322 was necessary at September 30, 2012 and 2011, respectively.  The Company performed this analysis by doing a discounted cash flow projection for the base over a 25 year period using a probability weighted average cash flows for different scenarios assuming base utilization starting at different periods and potentially selling part of the ownership interests.

NOTE 3 — EQUITY METHOD INVESTMENTS

Veritas-Caspian – During 2005 the Company and an unrelated company formed a joint venture (Veritas-Caspian) to gather and market seismic data from unlicensed blocks of the Kazakhstan sector of the Caspian Sea.  The Kazakhstan Government owns the data gathered; however, Veritas-Caspian has the exclusive right to market and sell the data to prospective bidders on tendered Kazakhstan oil blocks.

The Company obtained its 50% non-controlling interest in Veritas-Caspian for a capital contribution of $0.4 and accounts for the investment under the equity method of accounting.  The joint venture agreement states that the other joint-venture holder will provide all funding for the operations of Veritas-Caspian and the Company will provide the local ownership requirements.  The Company has no responsibility to provide further funding and has no obligation to assume any losses of the joint venture.

Revenues from the sale of the data will be split between the Kazakhstan government and Veritas-Caspian at various percentages after Veritas-Caspian has recovered its costs. In turn, revenue will be split between the Veritas-Caspian joint-venture holders after Veritas-Caspian has recovered its costs.

At September 30, 2012 the Company’s investment in Veritas-Caspian was zero due to Veritas-Caspian’s accumulated losses of around $37,500. If Veritas-Caspian has income in the future, the Company will resume applying the equity method after its share of that income equals the share of net losses not recognized during the period the equity method was suspended.

MOBY – In January 2008 the Company and two unrelated companies formed a joint venture, Mangistau Oblast Boat Yard LLP (“MOBY”), to operate a boat repair and drydocking services yard located at the Company’s marine base, which is located in Bautino Bay and was commissioned in June 2010. Balykhsi owns a 20% interest in the joint venture, which is accounted for by the equity method. The Company had invested $732, which fully met its obligation for its share in this joint venture. Prior to September 30, 2011, the Company’s initial investment in MOBY of $732 had been reduced to zero due to MOBY’s accumulated losses of $5,400.

Appendix D – page F-13

CASPIAN SERVICES, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2012 AND 2011
(Dollars in thousands, except share and per share data)

NOTE 4 — BAUTA DISCONTINUED OPERATIONS

In April 2011 the Company sold its interest in Bauta to an unrelated third party for $343. Immediately prior to the sale the Company recorded an impairment loss of $777, reducing the carrying value of the net assets to $260. The impairment loss and the Bauta operating loss, totaling $1,126, are included in the loss from discontinued operations on the consolidated statements of operations.

NOTE 5 — TRADE AND OTHER ACCOUNTS RECEIVABLE

Trade Accounts Receivable – The Company believes accounts receivable for vessel charters are fully collectable within one year and no allowance for doubtful accounts was deemed necessary at September 30, 2012. Receivables from vessel charter revenues were approximately $5,212 and $9,532 at September 30, 2012 and 2011, respectively.

Accounts receivable from geophysical services arise principally from contracts to gather seismic data for further geophysical processing and analysis.  The receivables are due 30 days from date of invoice.  At September 30, 2012 and 2011, net receivables related to geophysical services totaled $1,868 and $4,300, respectively. The Company has reviewed the accounts receivable as of September 30, 2012 on a case-by-case basis. The Company provided an allowance for doubtful accounts of $1,578 and $2,915 at September 30, 2012 and September 30, 2011, respectively, based on existing economic conditions and management’s assessment of the collectability of the receivables.

At September 30, 2012 and 2011, receivables related to marine base operations totaled $42 and $67, respectively.  The Company determined that no allowance for doubtful accounts for these receivables was necessary at September 30, 2012 and 2011.

Other Receivables – The Company’s other receivables consisted primarily of the following: (1) loans and advances to non-executive employees which bear no interest and have terms ranging from less than one year to five years, (2) refunds of inventory advances. These amounts are currently due and expected to be repaid in the near-term.

The Company has reviewed the other accounts receivable as of September 30, 2012 on a case-by-case basis. The Company provided an allowance for doubtful accounts of $0 and $18 at September 30, 2012 and 2011, respectively, based on existing economic conditions and management’s assessment of the collectability of the receivables.

Appendix D – page F-14

CASPIAN SERVICES, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2012 AND 2011
(Dollars in thousands, except share and per share data)

NOTE 6 — VESSELS, EQUIPMENT AND PROPERTY

Vessels, equipment and property consisted of the following:

as of September 30,	2012	2011	Depreciable Life in Years
Land	$9,482	$9,609	N/A
Buildings and constructions	37,300	37,828	10-14
Marine vessels	19,634	20,938	10
Machinery and equipment	25,238	25,955	2-15
Field camp	357	362	5-14
Vehicles	3,461	3,074	3-12
Office equipment	183	459	2-10
Dwelling units	2,844	2,812	3-7
Other	635	552	3-7
	99,134	101,589
Accumulated depreciation	(40,206)	(35,526)
Vessels, Equipment and Property, net	$58,928	$66,063

NOTE 7 — INTANGIBLE ASSETS AND GOODWILL

Intangible Assets – The following table summarizes the gross carrying amounts and the related accumulated amortization of intangible assets except goodwill as of September 30:

		2012		2011
	Estimated useful life	Gross carrying amount	Accumulated amortization	Gross carrying amount	Accumulated amortization

Acquired software	7 years	$ 400	$ 300	$ 387	$ 239
Total		$ 400	$ 300	$ 387	$ 239

Total amortization expense related to intangible assets was approximately $61 and $51 for the years ended September 30, 2012 and 2011, respectively.  The estimated amortization expense for acquired software is as follows for the periods indicated:

	Years Ending September 30,
	2013	2014	2015	thereafter
Amortization expense	$ 61	$ 61	$ 46	$ -

Goodwill – During 2008 the Company increased its ownership percentage of KMG from 51% to 80% and recorded $2,195 of additional goodwill. In accordance with accounting principles generally accepted in the United States of America the Company does not amortize goodwill. These principles require the Company to periodically perform tests for goodwill impairment, at least annually, or sooner if evidence of possible impairment arises. The Company evaluated the goodwill for impairment as of September 30, 2011. Based on the evaluation made, the Company concluded that KMG goodwill should be fully impaired. The evaluation based on projected net cash inflows in forthcoming years shows that fair value of KMG assets is below its carrying value.  At September 30, 2012 and 2011 all goodwill was a result of the TatArka Acquisition in May 2004.

Appendix D – page F-15

CASPIAN SERVICES, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2012 AND 2011
(Dollars in thousands, except share and per share data)

The changes in the carrying amount of goodwill, which all relates to the Geophysical Services segment, were as follows:

	For The Year Ended September 30,
	2012	2011

Balance - beginning of year	$232	$4,486
Impairment of KMG goodwill	-	(4,281)
Foreign currency translation adjustment	(3)	27
Balance - end of year	$229	$232

NOTE 8 — NOTES PAYABLE

Notes payable consists of the following:

	September 30,	September 30,
	2012	2011

Non-negotiable promissory note payable to an investor; interest at 0.26%	$10,828	$10,800

Convertible consolidated promissory note payable to an investor; interest at 12%	27,467	24,446

Loan from investor, paid subsequent to September 30, 2011	-	2,000

EBRD loan and accrued interest at 7% due May 2015 secured by property
and bank accounts	21,319	19,874

Total Long-term Debt	59,614	57,120
Less: Current Portion	59,614	57,120
Long-term Debt - Net of Current Portion	$-	$-

EBRD Loan

EBRD’s financing agreements contain certain financial and other covenants, the violation of which could be deemed a default under those agreements. Pursuant to the terms of the financing agreements, following delivery of written notice to Balykshi or the Company of an event of default and the expiration of any applicable grace period, EBRD may declare all or any portion of its loan together with all accrued interest immediately due and payable or payable on demand. The EBRD financing agreements also provide that in the event any indebtedness of the Company in excess of $1,000 is declared or otherwise becomes due and payable prior to its specified maturity date, such may be deemed an event of default which would allow EBRD to declare its loan immediately due and payable or payable on demand. As the EBRD loan is secured, in the event Balykshi or the Company are unable to repay the loan, EBRD could have the right to foreclose on the assets and bank accounts of Balykshi and CRE, including the marine base.

Under the terms of the EBRD Loan Agreement, as amended, Balykshi is required to repay the loan principal and accrued interest in eight equal semi-annual installments commencing November 20, 2011 and then occurring each May 20 and November 20 thereafter until fully repaid.  The first three semi-annual repayment installments, due November 20, 2011, May 20, 2012, and November 2012 were not made.  The failure to pay the principal of, or interest on, the EBRD Loan when due constitutes an event of default under the EBRD Loan Agreement.

Appendix D – page F-16

CASPIAN SERVICES, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2012 AND 2011
(Dollars in thousands, except share and per share data)

As discussed below, the Company is engaged in ongoing discussions with EBRD about a potential restructuring of the terms of the EBRD financing agreements. There is no guarantee the Company will be successful in restructuring the EBRD financing agreements.

Loan from Investor

In 2008 the Company entered into Facility agreements with Altima and Great Circle.  Pursuant to the Facility agreements, each party made an unsecured loan to the Company in the amount of $15,000.  The Altima loan matured and became due and payable in June 2011 while the Great Circle loan matured and became due and payable in December 2011.  The Altima and Great Circle loans (“Loans”) bore interest at 13% per annum. At June 30, 2011, these loans and accrued interest totaled $42,264. During June and July 2011, an Investor acquired these Loans and on September 30, 2011, the Company and the Investor agreed to restructure the Loans.  Prior to the restructuring, the Company made payments to the Investor reducing the total debt balance to $37,246.  Within 30 days of closing, the Company agreed to make a $2,000 cash payment to the Investor which was credited as a reduction of principal due. In satisfaction of the remaining outstanding balance of the restructured loan obligations, the Company issued the Investor two secured promissory notes. The first a $10,800 Non-Negotiable Promissory Note (“Non-Negotiable Note”) and the second a $24,446 Convertible Consolidated Promissory Note (“Consolidated Note”).

Non-Negotiable Promissory Note

Pursuant to the terms of the Non-Negotiable Note, the Investor may, at any time, demand and receive payment of the Note by the issuance of common stock of the Company. The price per share for principal and interest shall be $.12 per share. The Investor has the right, at any time, to demand the issuance of shares in satisfaction of the Non-Negotiable Note.  The Company has the right to pay the principal and interest under the Note by the issuance of Common Stock on the earlier of: (i) the date on which the Company and the Investor complete renegotiation of the terms of the financing between the Company and EBRD; or (ii) the date when the Company and the Investor terminate restructuring negotiations with EBRD. If the issuance of Common Stock has not been demanded by the Investor or made at the election of the Company by September 30, 2014 (the Maturity Date), the Company must repay the principal and interest in cash.

The Company is required to pay interest on the principal amount of the Non-Negotiable Note in Common Stock at the time of payment of the principal. Interest accrues at a rate per annum equal to 0.26%, until the Maturity Date.

The Company will issue the Investor 90 million shares of restricted Common Stock to settle the principal amount of the Non-Negotiable Note, excluding shares that will be issued to the Investor in satisfaction of accrued interest.

The Non-Negotiable Note was issued in connection with the Loan Restructuring Agreement. As the Loan Restructuring Agreement has not yet closed, the Non-Negotiable Note has been treated as a current liability in the accompanying financial statements.

During fiscal 2012 the Company paid $2,000 to the Investor, which was credited as a reduction of principal due.

Appendix D – page F-17

CASPIAN SERVICES, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2012 AND 2011
(Dollars in thousands, except share and per share data)

Convertible Consolidated Promissory Note

Interest accrues at 12% per annum and shall be paid semi-annually in arrears on each six month anniversary of the Issuance Date (September 30, 2011).  The Consolidated Note provides for a default rate of interest of 13% per annum upon the occurrence and during the continuation of an Event of Default, which shall be payable in cash upon demand.

The unpaid principal amount of the Consolidated Note, and any accrued but unpaid interest thereon, shall be due and payable on September 30, 2014 (the Maturity Date). The Company may elect to prepay principal in increments of $1,000 at the time of any scheduled interest payment, except in the case of full repayment of principal and interest which may be made at any time.

The Consolidated Note is superior in rank to all future unsecured indebtedness of the Company and its subsidiaries, except for the EBRD Indebtedness.

The Consolidated Note provides that following the increase in the authorized common stock of the Company to 500 million common shares, as contemplated in the Loan Restructuring Agreement, the Investor will have the right at any time following a five day written notice to convert all or any portion of the principal and any accrued but unpaid interest into Common Stock at $.10 per share. At September 30, 2011, the closing stock price was $0.11 per share resulting in the Investor receiving a contingent beneficial conversion feature of $0.01 per share. This results in a total of $2,445 of beneficial conversion that will be recorded upon the Company increasing its authorized common stock to 500 million shares.

The Consolidated Note was issued in connection with the Loan Restructuring Agreement. As the Loan Restructuring Agreement has not yet closed, the Consolidated Note has been treated as a current liability in the accompanying financial statements.

Registration Rights Agreement

In connection with the closing of the Loan Restructuring Agreement, the Company and the Investor will enter into a Registration Rights Agreement granting the Investor the right to require the Company to register all or a part of the shares held by the Investor, including but not limited to, any shares issued in satisfaction of the Notes.

Pursuant to the terms and conditions of the Loan Restructuring Agreement, the Company has agreed to, as promptly as practicable, increase the authorized common stock to 500 million shares, $0.001 par value, amend its Bylaws to increase the number of directors to seven and to nominate as candidates to the board two persons recommended by the investor. Upon closing, the Company will undertake to meet these requirements.

Term Sheet

Subsequent to the fiscal year-end the Company, EBRD and Investor agreed in principle to a non-binding Term Sheet regarding a potential restructuring of the Company’s financial obligations to EBRD and Investor.  The Term Sheet does not constitute a legally binding agreement of any of the parties thereto.  There is no guarantee the parties will be successful in negotiating, obtaining approval of or concluding definitive restructured financing agreements on the terms set forth below, or at all.

Appendix D – page F-18

CASPIAN SERVICES, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2012 AND 2011
(Dollars in thousands, except share and per share data)

The following amendments to the Company outstanding financing agreements with EBRD and Investor have been discussed:

●
EBRD’s $10,000 equity investment in Balykshi and all loan interest due pursuant to the EBRD Loan agreement (approximately $3,200) would be converted into common stock of the Company and EBRD’s put option would be canceled.  Following the restructuring, it is anticipated EBRD would own approximately 19% of the then outstanding common stock of the Company.

●
The principal amount of the restructured EBRD Loan would remain unchanged ($18,600).  The interest rate of the restructured EBRD Loan would be LIBOR + 7% per annum.  The restructured EBRD Loan would be repaid semi-annually in 10 equal installments following the second anniversary of the execution of definitive restructuring agreements.  CSI would continue to act as guarantor of the restructured EBRD Loan.

●	EBRD would have the right to nominate one director to the CSI board of directors. The affirmative vote of the EBRD-nominated director would be required to approve certain types of transactions.
●	EBRD and the Company would work toward a possible restructuring of the MOBY Loan.
●
The Non-negotiable Note in the principal amount of $10,800, along with i) all outstanding overdue interest (approximately $35 at December 31, 2012), ii) $4,446 of the principal amount of the Consolidated Note, and iii) approximately $700 of the outstanding overdue interest on the Consolidated Note (approximately $3,900)  would be converted into Company common stock.  Following the restructuring, it is anticipated Investor would own approximately 65% - 70% of the then outstanding common stock of the Company.

●
The balance of the outstanding overdue interest on the Consolidated Note would be treated as follows: $1,600 would be paid in cash by the Company to Investor and the balance would be converted into principal of the restructured Consolidated Note, which is anticipated to be in the principal amount of approximately $21,600.

●	The restructured Consolidated Note would not be convertible into common stock of the Company and its repayment terms would be revised to align with the repayment terms of the restructured EBRD Loan.

Subsequent to the year-end we made an $800 cash payment to the Investor which was credited as a reduction of the interest due to Investor.

NOTE 9 — STOCKHOLDERS’ EQUITY

Stock-based Compensation Plan – Compensation expense charged against income for stock-based awards during the fiscal year ended September 30, 2012 and 2011 was $75 and $106, respectively, and is included in general and administrative expense in the accompanying financial statements.

A summary of the non-vested stock under the Compensation Plan at September 30, 2012 follows:

Appendix D – page F-19

CASPIAN SERVICES, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2012 AND 2011
(Dollars in thousands, except share and per share data)

		Weighted Average Grant
	Non-Vested Shares	Date Fair Value Per Share

Non-vested at September 30, 2011	331,968	$0.34
Stock granted	443,817	0.11
Stock vested	(333,923)	0.29
Non-vested at September 30, 2012	441,862	$0.21

A summary of the non-vested stock under the Compensation Plan at September 30, 2011 follows:

		Weighted Average Grant
	Non-Vested Shares	Date Fair Value Per Share

Non-vested at September 30, 2010	622,159	$0.33
Stock granted	-	N/A
Stock vested	(283,691)	0.32
Stock forfeited	(6,500)	0.32
Non-vested at September 30, 2011	331,968	$0.34

The value of the non-vested stock under the plan at September 30, 2012 was $13. As of September 30, 2012 unrecognized stock-based compensation was $32 and will be recognized over the weighted average remaining term of 1.15 years.

Mr. Kotov’s employment agreement provides for an annual restricted stock grant equal to 0.85% of the Company’s  total shares issued and outstanding on the anniversary date of his employment agreement (August 2).  He is entitled to this annual grant for the duration of the term of his employment agreement.  The grants vest equally over a period of three years, except upon the occurrence of certain events set forth in his employment agreement, such as a change of control, which would result in immediate vesting.  Pursuant to the terms of his employment agreement, Mr. Kotov became entitled to receive a restricted stock grant in the amount of 443,817 shares on August 2, 2011.  These shares were issued to Mr. Kotov in fiscal 2012.  On August 2, 2012, Mr. Kotov became entitled to receive a restricted stock grant in the amount of 447,589 shares.  The grant has not yet been awarded.  It is anticipated these shares will be issued to Mr. Kotov sometime in fiscal 2013.

Stock Options – At September 30, 2012, the Company had 800,000 options outstanding that were fully vested. These options expire in August 2015.

Stock option activity for the years ended September 30, 2012 and 2011 is as follows:

	2012		2011
		Weighted-Average		Weighted-Average
	Options	Exercise Price Per Share	Options	Exercise Price Per Share

Outstanding at beginning of the year	800,000	$3.00	800,000	$3.00
Granted	-	-	-	-
Forfeited	-	-	-	-
Expired	-	-	-	-
Outstanding at end of the year	800,000	$3.00	800,000	$3.00
Exercisable at end of the year	800,000	$3.00	800,000	$3.00

Appendix D – page F-20

CASPIAN SERVICES, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2012 AND 2011
(Dollars in thousands, except share and per share data)

The weighted-average remaining contractual life of the 800,000 stock options outstanding and exercisable at September 30, 2012 was 3 years.

At September 30, 2012 there was no intrinsic value for the options outstanding based on the Company’s share price being less than $3 per share.

NOTE 10 — COMPREHENSIVE LOSS

Total comprehensive loss consists of net loss and changes in accumulated other comprehensive loss. Accumulated other comprehensive loss is included in shareholders’ equity and consists of foreign currency translation adjustments.

Total comprehensive loss for the year ended September 30, 2012 was $16,636. Of this amount, the loss from foreign currency translation adjustment was $684.

Total comprehensive loss for the year ended September 30, 2011 was $12,217. Of this amount, the loss from foreign currency translation adjustment was $209.

NOTE 11 — INCOME TAXES

Kazakh tax legislation and practice is in a state of continuous development and therefore is subject to varying interpretations and frequent changes, which may be retroactive. Further, the interpretation of tax legislation by tax authorities as applied to the transactions and activities of the Company may not coincide with that of management. As a result, tax authorities may challenge transactions and the Company may be assessed additional taxes, penalties and interest. Tax periods remain open to review by the tax authorities for five years.

The principle of group consolidation for tax purposes does not exist in Kazakhstan. This means that the Company pays tax on all profits realized by its subsidiaries, but cannot offset the losses of other subsidiaries. These losses can only be carried forward in the same company. Tax deductions in the United States consist principally of general and administrative expenses and interest expense.

Management believes it has paid or accrued for all taxes that are applicable. Where practice concerning the provision of taxes is unclear, management has accrued tax liabilities based on its best estimate.

Earnings and (losses) before income taxes, discontinued operations and noncontrolling interests derived from United States and international operations are as follows:

	For the Years Ended September 30,
	2012	2011

United States	$(1,509)	$(2,863)
Kazakhstan	(15,282)	(6,581)
	$(16,791)	$(9,444)

Appendix D – page F-21

CASPIAN SERVICES, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2012 AND 2011
(Dollars in thousands, except share and per share data)

Income tax (provision) benefit consists of the following:

	For the Years Ended September 30,
	2012	2011

Current income tax	$478	$(712)
Deferred income tax	361	(726)
Income tax (provision) benefit	$839	$(1,438)

Deferred tax assets and liabilities are as follows:

as of September 30,	2012	2011

Deferred tax assets
Tax loss carry forwards	$11,593	$11,241
Provision for doubtful debts	1,438	1,621
Valuation allowance	(11,135)	(11,241)
Total deferred tax asset	1,896	1,621

Deferred tax liabilities
Property and equipment	(292)	(758)
Total deferred tax liability	(292)	(758)
Net deferred tax asset	$1,604	$863

The following is a reconciliation of the amount of tax that would result from applying the U.S. federal rate to pretax income with the provision for (benefit from) income taxes:

	For the Years Ended September 30,
	2012	2011

Tax at federal statutory rate (34%)	$4,960	$2,767
Utilization of losses	284	635
Non-deductible expenses	157	(1,348)
Loss not subject to taxation	(230)	(594)
Unadjusted change in valuation allowance	(2,033)	(2,825)
Effect of lower foreign tax rates	(2,299)	(73)
Income tax (provision) benefit	$839	$(1,438)

As of September 30, 2012, the Company has loss carry forwards of approximately $10,380 and $33,869 in the United States and Kazakhstan, respectively. Tax loss carry forwards available in the United States begin to expire in 2023, and tax loss carry forwards available in Kazakhstan begin to expire in 2013.

The Company accounts for uncertain tax positions in accordance with accounting principles generally accepted in the United States of America.  The Company has analyzed filing positions in all of the federal, state and international jurisdictions where it is required to file income tax returns, as well as all open tax years in these jurisdictions.  The periods subject to examination for the Company’s federal, state and international returns are the fiscal 2009 through 2012 tax years.

Appendix D – page F-22

CASPIAN SERVICES, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2012 AND 2011
(Dollars in thousands, except share and per share data)

NOTE 12 — COMMITMENTS AND CONTINGENCIES

Economic Environment – In recent years, Kazakhstan has undergone substantial political and economic change.  As an emerging market, Kazakhstan does not possess a well-developed business infrastructure, which generally exists in more mature free market economies.  As a result, operations carried out in Kazakhstan can involve significant risks, which are not typically associated with those in developed markets. Instability in the market reform process could subject the Company to unpredictable changes in the basic business infrastructure in which it currently operates. Uncertainties regarding the political, legal, tax or regulatory environment, including the potential for adverse changes in any of these factors could affect the Company’s ability to operate commercially. Management is unable to estimate what changes may occur or the resulting effect of such changes on the Company’s financial condition or future results of operations.

Legislation and regulations regarding taxation, foreign currency translation, and licensing of foreign currency loans in the Republic of Kazakhstan continue to evolve as the central government manages the transformation from a command to a market-oriented economy. Such legislation and regulations are not always clearly written and their interpretation is subject to the opinions of the local tax inspectors. Instances of inconsistent opinions between local, regional and national tax authorities are not unusual.

Operating Leases – The Company leases equipment and vehicles. Rent expense for the years ended September 30, 2012 and 2011 was $91 and $401, respectively.

The Company maintains executive offices in Salt Lake City, Utah, and Almaty, Kazakhstan and administrative offices in Aktau, Kazakhstan. The Company also leases apartments in Aktau for use by employees. Rent expense for the years ended September 30, 2012 and 2011 was $275 and $502, respectively.

The future minimum rental payments required under these operating leases for 2013 are $366.

Some of the vessels in the Company’s fleet are leased from a third party. Rent expense for the years ended September 30, 2012 and 2011 was $2,557 and $6,494, respectively. The future minimum rental payments required under these operating leases are estimated to be $521. The current vessel lease agreements expire in fiscal 2013. The Company intends to renew these agreements for some vessels.

NOTE 13 — RELATED PARTY TRANSACTIONS

MOBY – During October 2008 the Company entered into a lease agreement with MOBY for the lease of three hectares of space at the marine base to operate a vessel repair and drydock facility. Balykshi owns a 20% joint venture interest in MOBY. The lease agreement is for 20 years and calls for a fixed rent payment of $290 per year. In November 2009, according to the agreement term, MOBY made a partial advance payment of $3,347, which is being recognized over the 20 year lease term starting from May 2010. This prepayment has been recorded as long-term deferred revenue from related parties on the balance sheet.

The lease revenue recognized from MOBY for the fiscal years ended September 30, 2012 and 2011 was $544 and $499, respectively.

KazakhstanCaspiShelf (KCS) – During fiscal 2011 the Company recognized income for seismic services performed for KCS of $4,070.

Appendix D – page F-23

CASPIAN SERVICES, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2012 AND 2011
(Dollars in thousands, except share and per share data)

Accounts receivable from related parties as of September 30, 2012 and 2011 consisted of the following:

Related Party's Name	Description	September 30, 2012	September 30, 2011

Bolz LLP	Seismic services	$3,254	$-
MOBY	Marine base	987	381
Kazakhstancaspishelf	Equipment rental, services and fuel sales	-	2,308
Others	Other costs	8	3
	Allowance for doubtful accounts	(3,254)	(18)
TOTAL		$995	$2,674

In February 2011 Bolz (a company related through common ownership) transferred its overdue obligations of $3,254 to BMB Munai LLP (a non-related third party), however, BMB Munai LLP failed to pay the amount due, so during fiscal 2012 the balance was transferred back to Bolz, which is still liable to pay. Accordingly, the balance of $3,254 and the corresponding allowance for doubtful accounts of ($3,254) was moved from Trade Accounts Receivable to Accounts Receivable from related parties.

Long-term deferred revenue from related parties as of September 30, 2012 and 2011 consisted of the following:

Related Party's Name	Description	September 30, 2012	September 30, 2011

MOBY	Advance received for land rental	$2,866	$3,072
TOTAL		$2,866	$3,072

NOTE 14 — FAIR VALUE MEASUREMENTS

Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. To measure fair value, a hierarchy has been established which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs. This hierarchy uses three levels of inputs to measure the fair value of assets and liabilities as follows:

Level 1 – Quoted prices in active markets for identical assets or liabilities.

Level 2 – Observable inputs other than Level 1 including quoted prices for similar assets or liabilities, quoted prices in less active markets, or other observable inputs that can be corroborated by observable market data.

Level 3 – Unobservable inputs supported by little or no market activity for financial instruments whose value is determined using pricing models, discounted cash flow methodologies, or similar techniques, as well as instruments for which the determination of fair value requires significant management judgment or estimation.

The Company uses fair value to measure certain assets and liabilities on a recurring basis when fair value is the primary measure for accounting. This is done primarily for the put option liability. Fair value is used on a nonrecurring basis to measure certain assets when applying lower of cost or market accounting or when adjusting carrying values.  Fair value is also used when evaluating impairment on certain assets, including goodwill, intangibles, and long-lived assets.

Appendix D – page F-24

CASPIAN SERVICES, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2012 AND 2011
(Dollars in thousands, except share and per share data)

Recurring basis:

At September 30, 2012 the Company had one liability measured at fair value on a recurring basis. The put option liability is a Level 3 measurement based on the underlying value of Balykshi using third party valuations and discounted cash flow analysis. The fair value of the put option liability was $17,822 at September 30, 2012. As of September 30, 2011 the amount was valued at $15,817 which is the amount the Company would have to pay if EBRD exercised the accelerated put option. The $2,005 change during the year ended September 30, 2012 was for the 20% rate of return.

Nonrecurring basis:

		Fair Value Measurements at Reporting Date Using
Description	September 30, 2012	Level 1	Level 2	Level 3

Inventory held for sale	$854	$-	$-	$854
Marine Base	40,056		-	40,056
Total	$40,910	$-	$-	$40,910

The fair value of the Inventory held for sale was derived based on current comparable prices for similar inventory.  The fair value of the Marine base was derived from a weighted average probability cash flow analysis which includes exit pricing, anticipated revenues and costs.

		Fair Value Measurements at Reporting Date Using
Description	September 30, 2011	Level 1	Level 2	Level 3

Inventory held for sale	$905	$-	$-	$905
Bauta assets	43,807			43,807
Total	$44,712	$-	$-	$44,712

In accordance with generally accepted accounting principles, the Company recognized an impairment of $777 during fiscal 2011 to adjust the Bauta assets to their fair value. The fair value was determined based on the exit price of the sale of Bauta of $343.

In accordance with generally accepted accounting principles, goodwill impairment of $4,281 was recognized for KMG as carrying value of KMG assets exceeds its fair value.

NOTE 15 — SEGMENT INFORMATION

Accounting principles generally accepted in the United States of America establish disclosures related to components of a company for which separate financial information is available and evaluated regularly by a company’s chief operating decision makers in deciding how to allocate resources and in assessing performance. They also require segment disclosures about products and services as well as geographic area.

Appendix D – page F-25

CASPIAN SERVICES, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2012 AND 2011
(Dollars in thousands, except share and per share data)

The Company has operations in three segments of its business, namely: Vessel Operations, Geophysical Services and Marine Base Services. All of these operations are located in the Republic of Kazakhstan. Corporate administration is located in the United States of America and the Republic of Kazakhstan.

Further information regarding the operations and assets of these reportable business segments follows:

	For The Years
	Ended September 30,
	2012	2011
Capital Expenditures
Vessel Operations	$272	$969
Geophysical Services	1,427	1,427
Marine Base Services	85	57
Total segments	1,784	2,453
Corporate assets	5	58
Less intersegment investments	-	-
Total consolidated	$1,789	$2,511

Appendix D – page F-26

CASPIAN SERVICES, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2012 AND 2011
(Dollars in thousands, except share and per share data)

	For The Years
	Ended September 30,
	2012	2011
Revenues
Vessel Operations	$17,688	$32,608
Geophysical Services	6,310	15,429
Marine Base Services	1,173	1,269
Total segments	25,171	49,306
Corporate revenue	-	-
Less intersegment revenues	(277)	(255)
Total consolidated	$24,894	$49,051

Depreciation and Amortization
Vessel Operations	$(3,060)	$(3,370)
Geophysical Services	(2,592)	(2,622)
Marine Base Services	(1,495)	(1,537)
Total segments	(7,147)	(7,529)
Corporate depreciation and amortization	(1)	(1)
Total consolidated	$(7,148)	$(7,530)

Interest expense
Vessel Operations	$-	$-
Geophysical Services	-	(20)
Marine Base Services	(5,035)	(5,344)
Total segments	(5,035)	(5,364)
Corporate interest expense	(1,671)	(2,469)
Total consolidated	$(6,706)	$(7,833)

Income/(Loss) Before Income Tax
Vessel Operations	$(1,077)	$5,672
Geophysical Services	(4,851)	(3,999)
Marine Base Services	(8,065)	(8,870)
Total segments	(13,993)	(7,197)
Corporate loss	(2,798)	(2,247)
Total consolidated	$(16,791)	$(9,444)

Appendix D – page F-27

CASPIAN SERVICES, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2012 AND 2011
(Dollars in thousands, except share and per share data)

	For The Years
	Ended September 30,
	2012	2011
Benefit from (Provision for) Income Tax
Vessel Operations	$501	$(341)
Geophysical Services	338	(1,097)
Marine Base Services	-	-
Total segments	839	(1,438)
Corporate provision for income tax	-	-
Total consolidated	$839	$(1,438)

Loss/(Income) attributable to Noncontrolling Interests
Vessel Operations	$-	$-
Geophysical Services	(172)	272
Marine Base Services	2,087	2,082
Total segments	1,915	2,354
Corporate noncontrolling interest	-	-
Total consolidated	$1,915	$2,354

Net Loss/(Income) attributable to Caspian Services Inc.
Vessel Operations	$(576)	$5,331
Geophysical Services	(4,685)	(4,824)
Marine Base Services	(5,978)	(7,914)
Total segments	(11,239)	(7,407)
Corporate loss	(2,798)	(2,247)
Total consolidated	$(14,037)	$(9,654)

	September 30,	September 30,
Segment Assets	2012	2011

Vessel Operations	$18,645	$34,300
Geophysical Services	20,876	25,385
Marine Base Services	47,663	49,780
Total segments	87,184	109,465
Corporate assets	86,326	86,161
Less intersegment investments	(86,034)	(90,567)
Total consolidated	$87,476	$105,059

NOTE 16 — SUBSEQUENT EVENTS

Subsequent to the fiscal year-end the Company made an $800 cash payment to the Investor which was credited as a reduction of the interest due. For more details see Note 8 – Notes Payable.

Subsequent to the year-end the Company concluded an agreement with a nonrelated third party for the purchase of a seismic shooter vessel for $900. Out of this purchase price $850 has been paid. The transaction is expected to be completed during fiscal 2013.

Appendix D – page F-28

Appendix E
Quarterly Report on Form 10-Q for the Quarter Ended December 31, 2012

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC20549

FORM 10-Q

[X]	QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the Quarterly Period Ended December 31, 2012

[ ]	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the Transition Period From ________ to _________

Commission File Number 000-33215

CASPIAN SERVICES, INC.
(Exact name of registrant as specified in its charter)

Nevada	87-0617371
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

2319 Foothill Boulevard, Suite 160
Salt Lake City, Utah	84109
(Address of principal executive offices)	(Zip Code)

(801) 746-3700
(Registrant’s telephone number, including area code)

Indicate by check mark whether the registrant: (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports) and (2) has been subject to such filing requirements for the past 90 days.
Yes ☒  No☐

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate web site, if any, Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files.)
Yes ☒  No☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐
Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller reporting company ☒

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act.) Yes ☐   No ☒

As of February 8, 2013, the registrant had 52,657,574 shares of common stock, par value $0.001, issued and outstanding.

Appendix E – page 1

CASPIAN SERVICES, INC. AND SUBSIDIARIES
FORM 10-Q

PART I — FINANCIAL INFORMATION

Appendix E – page 2

PART I - FINANCIAL INFORMATION

Item 1.  Financial Statements

CASPIAN SERVICES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS (Unaudited)
(Dollars in thousands, except share and per share data)
	December 31,	September 30,
	2012	2012
ASSETS
Current Assets
Cash	$4,629	$4,601
Trade accounts receivable, net of allowance of $1,552 and $1,578, respectively	7,848	7,122
Trade accounts receivable from related parties, net of allowance of $3,235 and $3,254, respectively	1,069	995
Other receivables	610	461
Inventories	1,822	1,900
Inventories held for sale, net of allowance of $1,509 and $1,592, respectively	849	854
Prepaid taxes	2,189	2,173
Advances paid	1,345	789
Deferred tax assets	1,937	1,896
Prepaid expenses and other current assets	802	826
Total Current Assets	23,100	21,617
Vessels, equipment and property, net	56,464	58,928
Drydocking costs, net	-	12
Goodwill	228	229
Intangible assets, net	84	100
Long-term prepaid taxes	5,095	5,433
Investments	13	13
Long-term other receivables, net of current portion	1,129	1,144
Total Assets	$86,113	$87,476

LIABILITIES AND EQUITY
Current Liabilities
Accounts payable	$1,932	$2,384
Accrued expenses	462	761
Taxes payable	1,407	1,303
Deferred revenue	1,691	6
Accelerated put option liability	18,326	17,822
Long-term debt - current portion	60,121	59,614
Total Current Liabilities	83,939	81,890
Long-term deferred revenue from related parties	2,804	2,866
Long-term deferred income tax liability	138	292
Total Long-Term Liabilities	2,942	3,158
Total Liabilities	86,881	85,048
Equity (Deficit)
Common stock, $0.001 par value per share; 150,000,000 shares authorized;
52,657,574 shares issued and outstanding	53	53
Additional paid-in capital	64,808	64,799
Accumulated deficit	(41,383)	(38,350)
Accumulated other comprehensive loss	(15,138)	(14,995)
Equity attributable to Caspian Services, Inc. Shareholders	8,340	11,507
Deficit attributable to noncontrolling interests	(9,108)	(9,079)
Total Equity (Deficit)	(768)	2,428
Total Liabilities and Equity (Deficit)	$86,113	$87,476

See accompanying notes to the condensed consolidated financial statements.

Appendix E – page 3

CASPIAN SERVICES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
(Dollars in thousands, except share and per share data)

	For The Three Months Ended December 31,
	2012	2011
Revenues
Vessel revenues	$3,702	$5,689
Geophysical service revenues	1,074	2,273
Marine base service revenues (which includes $152 and $118, respectively, from related parties)	247	271
Total Revenues	5,023	8,233

Operating Expenses
Vessel operating costs	1,945	3,584
Cost of geophysical service revenues	1,216	1,881
Cost of marine base service	171	211
Depreciation and amortization	1,542	2,011
General and administrative expense	2,814	2,615
Total Costs and Operating Expenses	7,688	10,302
Loss from Operations	(2,665)	(2,069)

Other Income (Expense)
Interest expense	(1,853)	(1,656)
Foreign currency transaction loss	(81)	(609)
Interest income	26	22
Other non-operating income (loss), net	1,352	(227)
Net Other Expense	(556)	(2,470)

Loss from Continuing Operations Before Income Tax	(3,221)	(4,539)
Benefit from income tax	206	49
Net loss	(3,015)	(4,490)
Net (income) loss attributable to noncontrolling interests	(18)	50
Net loss attributable to Caspian Services, Inc.	$(3,033)	$(4,440)
Basic and Diluted Loss per Share	$(0.06)	$(0.09)
Weighted Average Shares Outstanding	52,657,574	52,213,757

Net loss attributable to Caspian Services, Inc	$(3,033)	$(4,440)
Currency translation adjustment	(143)	(332)
Total comprehensive loss	$(3,176)	$(4,772)

See accompanying notes to the condensed consolidated financial statements.

Appendix E – page 4

CASPIAN SERVICES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Dollars in thousands, except share and per share data)
	For the Three Months
	Ended December 31,
	2012	2011

Cash flows from operating activities:
Net loss	$(3,015)	$(4,490)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	1,542	2,011
Accrued interest on accelerated put option	504	504
Foreign currency transaction loss	81	609
Stock based compensation	8	14
Changes in current assets and liabilities:
Trade accounts receivable	(769)	3,451
Trade accounts receivable from related parties	(71)	1,801
Other receivables	(111)	(26)
Inventories	67	(133)
Inventories held for sale	-	40
Prepaid taxes	(10)	(132)
Advances paid	(579)	(912)
Deferred tax assets	(52)	71
Prepaid expenses and other current assets	21	134
Long-term prepaid taxes	307	4
Long-term other receivables, net of current portion	9	18
Accounts payable	(459)	(2,199)
Accounts payable to related parties	(5)	(8)
Accrued expenses	(461)	833
Taxes payable	112	(604)
Deferred revenue	1,688	(587)
Long-term deferred revenue from related parties	(45)	(29)
Long-term deferred income tax liability	(153)	445
Net cash provided by (used in) operating activities	$(1,391)	$815

Cash flows from investing activities:
Cash received from sale of vessels, equipment and property	2,894	-
Payments to purchase vessels, equipment and property	(1,022)	(311)
Net cash provided by (used in) investing activities	$1,872	$(311)

Cash flows from financing activities:
Payments on long-term debt	(800)	(2,000)
Net cash used in financing activities	$(800)	$(2,000)
Effect of exchange rate changes on cash	347	(506)
Net change in cash	28	(2,002)
Cash at beginning of period	4,601	6,136
Cash at end of period	$4,629	$4,134

Supplemental disclosure of cash flow information:
Cash paid for interest	$800	$-
Cash paid for income tax	-	138

See accompanying notes to the condensed consolidated financial statements.

Appendix E – page 5

CASPIAN SERVICES, INC. AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2012 (UNAUDITED)
(Dollars in thousands, except share and per share data)

NOTE 1 – THE COMPANY AND BASIS OF PRESENTATION

Interim Financial Information – The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and pursuant to the rules and regulations of the United States Securities and Exchange Commission (“SEC”). Accordingly, they are condensed and do not include all of the information and notes required by accounting principles generally accepted in the United States of America for complete financial statements. In the opinion of management, all adjustments considered necessary for a fair and comparable presentation have been included and are of a normal recurring nature. The accompanying financial statements should be read in conjunction with the Caspian Services, Inc. (the “Company” or “CSI”) most recent annual financial statements included in its annual report on Form 10-K filed with the SEC on January 15, 2013. Operating results for the three-month period ended December 31, 2012 are not necessarily indicative of the results that may be expected for the year ending September 30, 2013.

Principles of Consolidation – The accompanying condensed consolidated financial statements are presented in conformity with accounting principles generally accepted in the United States of America and include operations and balances of Caspian Services, Inc. and its wholly-owned subsidiaries: Caspian Services Group Limited (“CSGL”), Caspian Services Group LLP (“Caspian LLP”), Caspian Services Group B.V. (“Caspian B.V.”), Caspian Services LLC (“Caspian LLC”), Caspian Geophysics, Ltd (“CGEO”), TatArka LLP (“TatArka”) and Caspian Real Estate, Ltd (“CRE”); and include majority owned subsidiaries: Balykshi LLP (“Balykshi”) and Kazmorgeophysica CJSC (“KMG”), collectively “Caspian” or the “Company.”  KMG owns a 50% non-controlling interest in Veritas-Caspian LLP (“Veritas-Caspian”).  Balykshi owns a 20% interest in a joint venture, Mangistau Oblast Boat Yard LLP (“MOBY”).  Ownership of 20% to 50% noncontrolling interests are accounted for by the equity method.  Ownership of less than a 20% interest is accounted for at cost.  Intercompany balances and transactions have been eliminated in consolidation.

Business Condition – In September 2011 the Company executed an agreement to consolidate and restructure certain outstanding loans (the “Loan Restructuring Agreement”) with an otherwise unrelated individual (the “Investor”).  Closing of the Loan Restructuring Agreement is subject to a number of closing conditions, including among other things, the Investor reaching agreement with the European Bank for Reconstruction and Development (“EBRD”) to restructure certain EBRD financing agreements, discussed in more detail below.  Until the closing of the Loan Restructuring Agreement the restructured loans will be treated as current liabilities.

The Company funded a portion of the construction of its marine base through a combination of debt and equity financing with EBRD pursuant to which EBRD provided $18,600 of debt financing and made an equity investment in the marine base in the amount of $10,000 in exchange for a 22% equity interest in Balykshi.

In connection with EBRD’s 22% equity interest in Balykshi, the Company entered into a Put Option Agreement granting EBRD the right to require the Company to repurchase the 22% equity interest based on Balykshi’s fair market value.  The put option is exercisable between June 2013 and June 2017.  This agreement also contains an acceleration feature that, should a triggering event occur, grants EBRD the right to require the Company to repurchase the $10,000 equity investment at a 20% annual rate of return at any time following the triggering event.

Appendix E – page 6

CASPIAN SERVICES, INC. AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2012 (UNAUDITED)
(Dollars in thousands, except share and per share data)

In accordance with accounting principles generally accepted in the United States of America, the put option is an unconditional obligation and is measured at its fair value based on an estimate of the amount of cash that would be required to settle the liability.  At the time of investment, the $10,000 of proceeds from the equity financing was allocated to the put option which was classified as a long-term liability.

Under the terms of the EBRD Loan Agreement, as amended, Balykshi is required to repay the loan principal and accrued interest in eight equal semi-annual installments commencing November 20, 2011 and then occurring each May 20 and November 20 thereafter until fully repaid.  The first three semi-annual repayment installments, due November 20, 2011, May 20, 2012, and November 20, 2012 were not made.  The failure to pay the principal or interest on the EBRD loan when due may constitute an event of default under the EBRD Loan Agreement. The EBRD financing agreements have acceleration right features that, in the event of default, allow EBRD to declare the loans and accrued interest immediately due and payable.  As a result, the Company has included the EBRD loan and all accrued interest as current liabilities at December 31, 2012 and September 30, 2012. Additionally, an event of default may trigger the acceleration clause in the Put Option Agreement with EBRD which would allow EBRD to put its $10,000 investment in Balykshi back to the Company.  If EBRD were to accelerate its put right, the Company could be obligated to repay the initial investment plus a 20% annual rate of return. The balance of accelerated put option liability was $18,326 and $17,822 as of December 31, 2012 and September 30, 2012. This balance includes the 20% rate of return on $10,000 investment and classified as current liability.  EBRD also previously notified the Company that it believes the Company and Balykshi are in violation of certain other covenants of the EBRD financing agreements.  As of the date of this report on Form 10-Q, to the Company’s knowledge, EBRD has not sought to accelerate repayment of the loan or the put option.

Should EBRD determine to exercise its acceleration rights or should the Loan Restructuring Agreement not close, the Company currently has insufficient funds to repay its obligations to Investor or EBRD individually or collectively and would be forced to seek other sources of funds to satisfy these obligations.  Given the Company’s current and near-term anticipated operating results, the difficult credit and equity markets and the Company’s current financial condition, the Company believes it would be very difficult to obtain new funding to satisfy these obligations. If the Company is unable to obtain funding to meet these obligations, Investor and or EBRD could seek any legal remedies available to them to obtain repayment, including forcing the Company into bankruptcy, or in the case of the EBRD loan, which is collateralized by the assets, including the marine base, and bank accounts of Balykshi and CRE, foreclosure by EBRD on such assets and bank accounts.

During December 2012 the Company, EBRD and Investor outlined the terms of a potential restructuring of the Company’ financial obligations to EBRD and Investor in a non-binding term sheet (“Term Sheet”). For an explanation of the principle terms and conditions of the Term Sheet, please see Note 3 – Notes Payable.

Appendix E – page 7

CASPIAN SERVICES, INC. AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2012 (UNAUDITED)
(Dollars in thousands, except share and per share data)

The ability of the Company to continue as a going concern is dependent upon, among other things, its ability to successfully negotiate and conclude restructured financing agreements with EBRD and the Investor and its ability to generate sufficient revenue from operations, or to identify a financing source that will provide the Company the ability to satisfy its repayment and guarantee obligations under the restructured financing agreements. Uncertainty as to the outcome of these factors raises substantial doubt about the Company’s ability to continue as a going concern.  The accompanying condensed consolidated financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

Nature of Operations – The Company’s business consists of three major business segments:

Vessel Operations – Vessel Operations consist of chartering a fleet of shallow draft offshore support vessels to customers performing oil and gas exploration activities in the Caspian Sea.

Geophysical Services – Geophysical Services consist of providing seismic data acquisition services to oil and gas companies operating both onshore in Kazakhstan and offshore in the Kazakhstan sector of the North Caspian Sea and the adjacent transition zone.

Marine Base Services – Marine Base Services consist of operating a marine base located at the Port of Bautino on the North Caspian Sea.

Basic and Diluted Loss Per Share – Basic loss per common share is calculated by dividing net loss attributable to Caspian Services by the weighted-average number of common shares outstanding. Diluted loss per common share is calculated by dividing net loss attributable to Caspian Services by the weighted-average number of common shares outstanding giving effect to potentially dilutive issuable common shares.

For the three months ended December 31, 2012 the Company had 800,000 options outstanding, 441,862 non-vested restricted shares outstanding and 365,244,525 potential shares related to convertible debt that were not included in the computation of diluted loss per common share because they would be anti-dilutive.

For the three months ended December 31, 2011 the Company had 800,000 options outstanding, 291,968 non-vested restricted shares outstanding and 342,018,333 potential shares related to convertible debt that were not included in the computation of diluted loss per common share because they would be anti-dilutive.

Fair Value of Financial Instruments – The carrying amounts reported in the accompanying condensed consolidated financial statements for other receivables, accounts receivables from related parties, accounts payable to related parties and accrued expenses approximate fair values because of the immediate nature or short-term maturities of these financial instruments. The carrying amount of long-term debts approximates fair value due to the stated interest rates approximating prevailing market rates. See Note 7 for discussion of the fair value of the long-term derivative put option liability.

Appendix E – page 8

CASPIAN SERVICES, INC. AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2012 (UNAUDITED)
(Dollars in thousands, except share and per share data)

Accelerated Put Option Liability – In connection with EBRD’s $10,000 equity investment to purchase a 22% equity interest in Balykshi, the Company entered into a Put Option Agreement granting EBRD the right to require the Company to repurchase the 22% equity interest. The put option is exercisable between June 2013 and June 2017. The put price is determined based on the fair market value of Balykshi as mutually agreed by the parties. If the parties are unable to agree upon a fair market valuation, the parties agree to hire a third party expert to determine the put price on the basis of the fair market value of Balykshi, as set forth in the Put Option Agreement.  In the event there is a change in control of the Company, EBRD has the right to require the repurchase of the equity interest at its fair market value.  The Put Option Agreement also contains an acceleration feature.  Should Balykshi: (i) default on $1,000 or more of debt; (ii) fail to meet the obligations of any of the agreements between Balykshi, the Company and EBRD; (iii) be found to have made false representations to EBRD; or (iv) be declared insolvent, EBRD has the right to accelerate the put option.  If the put option is accelerated, EBRD can require the Company to repurchase the $10,000 equity investment plus a 20% per annum rate of return, taking into account any dividend or other distribution received by EBRD, at any time following one of the events mentioned above. Due to the fact that certain events of default under the EBRD Loan Agreement may have occurred and that such could trigger EBRD’s accelerated put right, we have reflected an accelerated put option liability of $18,326, although, as of the date of this quarterly report on Form 10-Q, EBRD has not sought to accelerate the put option.

Revenue Recognition – Vessel revenues are usually derived from time charter contracts on a rate-per-day of service basis; therefore, vessel revenues are recognized on a daily basis throughout the contract period. These time charter contracts are generally on a term basis, ranging from one month to three years. The base rate of hire for a contract is generally a fixed rate; however, these contracts often include clauses to recover specific additional costs and mobilization and demobilization costs which are billed on a monthly basis.

Geophysical service revenue is recognized when services are rendered, accepted by the customer and collectability is reasonably assured. Direct costs are charged to each contract as incurred along with allocated indirect costs for the specific period of service. Losses on contracts are recognized during the period in which the loss first becomes probable and reasonably estimated. Due to the nature of some of the geophysical services provided, certain customers have prepaid their contract services. These prepayments have been deferred and are recognized as revenue as the services are provided. At December 31, 2012 and September 30, 2012 the Company had $1,691 and $6, respectively, of deferred revenue related to these prepaid services.

Marine base service revenue is recognized when services are rendered, accepted by the customer and collectability is reasonably assured.

Receivables – In the normal course of business, the Company extends credit to its customers on a short-term basis.  The principal customers are major oil and natural gas exploration, development and production companies. Credit risks associated with these customers are considered minimal. Dealings with smaller, local companies, particularly with the current difficulties in equity and credit markets, pose the greatest risks. For new geophysical services customers, the Company typically requires an advance payment and it retains the seismic data generated from these services until payment is made in full.  The Company routinely reviews its accounts receivable balances and makes provisions for doubtful accounts as necessary. Accounts are reviewed on a case by case basis and losses are recognized in the period if the Company determines it is likely that receivables will not be fully collected.  The Company may also provide a general provision for accounts receivables based on existing economic conditions.

Appendix E – page 9

CASPIAN SERVICES, INC. AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2012 (UNAUDITED)
(Dollars in thousands, except share and per share data)

Impairment of Long-Lived Assets and Long-Lived Assets to be Disposed Of – Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by comparison of the carrying amount of an asset to future net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount that the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell.

Income Taxes – Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences in assets and liabilities and their respective tax bases and attributable to operating loss carry forwards. Differences generally result from the calculation of income under accounting principles generally accepted in the United States of America and the calculation of taxable income calculated under Kazakhstan income tax regulations.

The current regime of penalties and interest related to reported and discovered violations of Kazakhstan’s laws, decrees and related regulations can be severe.  Penalties include confiscation of the amounts in question for currency law violations, as well as fines of generally 100% of the unpaid taxes.  Interest is assessable at rates of generally 0.06% per day. As a result, penalties and interest can result in amounts that are multiples of any unreported taxes. No interest or penalties have been accrued as a result of any tax positions taken.  In the event interest or penalties are assessed, we will include these amounts related to unrecognized tax benefits in income tax expense.

A deferred tax liability is not recognized for the following types of temporary differences unless it becomes apparent that those temporary differences will reverse in the foreseeable future:

(a) An excess of the amount for financial reporting over the tax basis of an investment in a foreign subsidiary or a foreign corporate joint venture, that is essentially permanent in duration; or

(b) Undistributed earnings of a domestic subsidiary or a domestic corporate joint venture that is essentially permanent in duration.

Dry-docking Costs – Our vessels must be periodically dry-docked and pass certain inspections to maintain their operating classification, as mandated by certain maritime regulations.  Costs incurred to dry-dock the vessels for certification are deferred and amortized over the period until the next dry-docking, generally 24 months.  Dry-docking costs are comprised of painting the vessels, hulls and sides, recoating cargo and fuel tanks, and performing other engine and equipment maintenance activities to bring the vessels into compliance with classification standards.

NOTE 2 – SALE OF A VESSEL

During the quarter ended December 31, 2012 the Company sold one of its vessels, which resulted in a gain of approximately $1,070 in other non-operating income.

Appendix E – page 10

CASPIAN SERVICES, INC. AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2012 (UNAUDITED)
(Dollars in thousands, except share and per share data)

NOTE 3 – ATASH MARINE BASE

During fiscal 2012 the Company contracted with a contractor to complete the dredging which was initially projected to cost around $3,000. However, the project was only partially completed at a cost of around $1,500 with further dredging works still required. Currently, Balykshi has insufficient funds to complete the dredging project.  If the dredging is not completed in a reasonable period of time, Balykshi could be subject to certain penalties, including the cancelation of permits and termination of operational activities at the marine base until the dredging is completed. The failure by Balykshi or the Company to provide financing for, or to complete, the dredging works could constitute a default under the EBRD financing agreements.

NOTE 4 – NOTES PAYABLE

Notes payable consists of the following:

	December 31,	September 30,
	2012	2012

Non-negotiable promissory note payable to an investor; interest at 0.26%	$10,835	$10,828

Convertible consolidated promissory note payable to an investor; interest at 12%	27,495	27,467

EBRD loan and accrued interest at 7% due May 2015
secured by property and bank accounts	21,791	21,319

Total Long-term Debt	60,121	59,614
Less: Current Portion	(60,121)	(59,614)
Long-term Debt - Net of Current Portion	$-	$-

Term Sheet

During the first fiscal quarter 2013 the Company, EBRD and Investor agreed in principle to a non-binding Term Sheet regarding a potential restructuring of the Company’s financial obligations to EBRD and Investor.  The Term Sheet does not constitute a legally binding agreement of any of the parties thereto.  There is no guarantee the parties will be successful in negotiating, obtaining approval of or concluding definitive restructured financing agreements on the terms set forth below, or at all.

The following amendments to the Company’s outstanding financing agreements with EBRD and Investor have been discussed:

•
EBRD’s $10,000 equity investment in Balykshi and all loan interest due pursuant to the EBRD Loan agreement (approximately $3,300) would be converted into common stock of the Company and EBRD’s put option would be canceled.  Following the restructuring, it is anticipated EBRD would own approximately 19% of the then outstanding common stock of the Company.

Appendix E – page 11

CASPIAN SERVICES, INC. AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2012 (UNAUDITED)
(Dollars in thousands, except share and per share data)

•
The principal amount of the restructured EBRD Loan would remain unchanged ($18,600).  The interest rate of the restructured EBRD Loan would be LIBOR + 7% per annum.  The restructured EBRD Loan would be repaid semi-annually in 10 equal installments following the second anniversary of the execution of definitive restructuring agreements.  CSI would continue to act as guarantor of the restructured EBRD Loan.

•	EBRD would have the right to nominate one director to the CSI board of directors. The affirmative vote of the EBRD-nominated director would be required to approve certain types of transactions.
•	EBRD and the Company would work toward a possible restructuring of the MOBY Loan.
•
The Non-negotiable Note in the principal amount of $10,800, along with i) all outstanding overdue interest (approximately $35 at December 31, 2012), ii) $4,446 of the principal amount of the Consolidated Note, and iii) approximately $700 of the outstanding overdue interest on the Consolidated Note (approximately $3,900)  would be converted into Company common stock.  Following the restructuring, it is anticipated Investor would own approximately 65% - 70% of the then outstanding common stock of the Company.

•
The balance of the outstanding overdue interest on the Consolidated Note would be treated as follows: $1,600 would be paid in cash by the Company to Investor and the balance would be converted into principal of the restructured Consolidated Note, which is anticipated to be in the principal amount of approximately $21,600.

•	The restructured Consolidated Note would not be convertible into common stock of the Company and its repayment terms would be revised to align with the repayment terms of the restructured EBRD Loan.

During the first fiscal quarter 2013 the Company made an $800 cash payment to the Investor which was credited as a reduction of the interest due to Investor. Subsequent to the quarter-end the Company made an additional payment of $400.

NOTE 5 – STOCK BASED COMPENSATION PLANS

Compensation expense charged against income for stock-based awards during the three months ended December 31, 2012 was $8 and $13, respectively, and is included in general and administrative expense in the accompanying financial statements.

A summary of the non-vested stock under the Company’s compensation plan at December 31, 2012 follows:

Appendix E – page 12

CASPIAN SERVICES, INC. AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2012 (UNAUDITED)
(Dollars in thousands, except share and per share data)

	Non-Vested	Weighted Average Grant
	Shares	Date Fair Value Per Share

Non-vested at September 30, 2012	441,862	$0.21
Stock granted	-	-
Stock vested	-	-
Non-vested at December 31, 2012	441,862	$0.21

The value of the non-vested stock under the Company’s compensation plan at December 31, 2012 is $13.  As of December 31, 2012 unrecognized stock-based compensation was $24 and will be recognized over the weighted average remaining term of 0.94 years.

The employment agreement of Alexey Kotov, our Chief Executive Officer, provides for an annual restricted stock grant equal to 0.85% of the Company’s  total shares issued and outstanding on the anniversary date of his employment agreement (August 2).  He is entitled to this annual grant for the duration of the term of his employment agreement.  The grants vest equally over a period of three years, except upon the occurrence of certain events set forth in his employment agreement, such as a change of control, which would result in immediate vesting.  Pursuant to the terms of his employment agreement, Mr. Kotov became entitled to receive a restricted stock grant in the amount of 447,589 shares on August 2, 2012. The grant has not yet been awarded.  It is anticipated these shares will be issued to Mr. Kotov sometime in fiscal 2013.

NOTE 6 – COMMITMENTS AND CONTINGENCIES

Economic Environment – In recent years, Kazakhstan has undergone substantial political and economic change.  As an emerging market, Kazakhstan does not possess a well-developed business infrastructure, which generally exists in a more mature free market economy.  As a result, operations carried out in Kazakhstan can involve significant risks, which are not typically associated with those in developed markets.  Instability in the market reform process could subject the Company to unpredictable changes in the basic business infrastructure in which it currently operates. Uncertainties regarding the political, legal, tax or regulatory environment, including the potential for adverse changes in any of these factors could affect the Company’s ability to operate commercially.  Management is unable to estimate what changes may occur or the resulting effect of such changes on the Company’s financial condition or future results of operations.

Legislation and regulations regarding taxation, foreign currency translation, and licensing of foreign currency loans in the Republic of Kazakhstan continue to evolve as the central government manages the transformation from a command to a market-oriented economy.  The various legislation and regulations are not always clearly written and their interpretation is subject to the opinions of the local tax inspectors. Instances of inconsistent opinions between local, regional and national tax authorities are not unusual.

Appendix E – page 13

CASPIAN SERVICES, INC. AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2012 (UNAUDITED)
(Dollars in thousands, except share and per share data)

NOTE 7 – RELATED PARTY TRANSACTIONS

MOBY – During October 2008 the Company entered into a lease agreement with MOBY for the lease of three hectares of space at the marine base to operate a vessel repair and drydock facility. Balykshi owns a 20% joint venture interest in MOBY. The lease agreement is for 20 years and calls for a fixed rent payment of $290 per year. In November 2009, according to the agreement term, MOBY made a partial advance payment of $3,347, which is being recognized over the 20 year lease term starting from May 2010. This prepayment has been recorded as long-term deferred revenue from related parties on the balance sheet.

The lease revenue recognized from MOBY for the three months ended December 31, 2012 and 2011 was $152 and $118, respectively.

Accounts receivable from related parties as of December 31, 2012 and September 30, 2012 consisted of the following:

Related Party's Name	Description	December 31, 2012	September 30, 2012

Bolz LLP	Seismic services	$3,235	$3,254
MOBY	Marine base	1,058	987
Others	Other costs	11	8
	Allowance for doubtful accounts	(3,235)	(3,254)
TOTAL		$1,069	$995

Long-term deferred revenue from related parties as of December 31, 2012 and September 30, 2012 consisted of the following:

Related Party's Name	Description	December 31, 2012	September 30, 2012

MOBY	Advance received for land rental	$2,804	$2,866
TOTAL		$2,804	$2,866

NOTE 8 – FAIR VALUE MEASUREMENTS

The Company uses fair value to measure certain assets and liabilities on a recurring basis when fair value is the primary measure for accounting. This is done primarily for the put option liability. Fair value is used on a nonrecurring basis to measure certain assets when applying lower of cost or market accounting or when adjusting carrying values.  Fair value is also used when evaluating impairment on certain assets, including goodwill, intangibles, and long-lived assets.

Appendix E – page 14

CASPIAN SERVICES, INC. AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2012 (UNAUDITED)
(Dollars in thousands, except share and per share data)

Recurring basis:

At December 31, 2012 the Company had one liability measured at fair value on a recurring basis. The put option liability is a Level 3 measurement based on the underlying value of Balykshi using third party valuations and discounted cash flow analysis. The fair value of the put option liability was $17,822 at September 30, 2012. As of December 31, 2012 the amount was valued at $18,326, which is the amount the Company would have to pay if EBRD accelerated its put option. The $504 increase during the three months ended December 31, 2012 reflects the 20% rate of return.

NOTE 9 – SEGMENT INFORMATION

Accounting principles generally accepted in the United States of America establish disclosures related to components of a company for which separate financial information is available and evaluated regularly by a company’s chief operating decision makers in deciding how to allocate resources and in assessing performance. They also require segment disclosures about products and services as well as geographic area.

The Company has operations in three segments of its business, namely: Vessel Operations, Geophysical Services and Marine Base Services. All of these operations are located in the Republic of Kazakhstan. Corporate administration is located in the United States of America and the Republic of Kazakhstan.

Further information regarding the operations and assets of these reportable business segments follows:
	For the Three Months
	Ended December 31,
	2012	2011
Capital Expenditures
Vessel Operations	$854	$4
Geophysical Services	91	307
Marine Base Services	72	-
Total segments	1,017	311
Corporate assets	5	-
Less intersegment investments	-	-
Total consolidated	$1,022	$311

Appendix E – page 15

CASPIAN SERVICES, INC. AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2012 (UNAUDITED)
(Dollars in thousands, except share and per share data)

	For the Three Months
	Ended December 31,
	2012	2011
Revenues
Vessel Operations	$3,702	$5,689
Geophysical Services	1,074	2,273
Marine Base Services	2,847	374
Total segments	7,623	8,336
Corporate revenue	-	-
Less intersegment revenues	(2,600)	(103)
Total consolidated	$5,023	$8,233

Depreciation and Amortization
Vessel Operations	$(573)	$(977)
Geophysical Services	(610)	(657)
Marine Base Services	(359)	(378)
Total segments	(1,542)	(2,012)
Corporate depreciation and amortization	-	1
Total consolidated	$(1,542)	$(2,011)

Interest expense
Vessel Operations	$-	$-
Geophysical Services	-	-
Marine Base Services	(1,396)	(1,241)
Total segments	(1,396)	(1,241)
Corporate interest expense	(457)	(415)
Total consolidated	$(1,853)	$(1,656)

Income/(Loss) Before Income Tax
Vessel Operations	$926	$(729)
Geophysical Services	(1,241)	(927)
Marine Base Services	(2,160)	(2,211)
Total segments	(2,475)	(3,867)
Corporate loss	(746)	(672)
Total consolidated	$(3,221)	$(4,539)

Appendix E – page 16

CASPIAN SERVICES, INC. AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2012 (UNAUDITED)
(Dollars in thousands, except share and per share data)

	For the Three Months
	Ended December 31,
	2012	2011
Benefit from (Provision for) Income Tax
Vessel Operations	$623	$(305)
Geophysical Services	(417)	354
Marine Base Services	-	-
Total segments	206	49
Corporate provision for income tax	-	-
Total consolidated	$206	$49

Loss/(Income) attributable to Noncontrolling Interests
Vessel Operations	$-	$-
Geophysical Services	45	(381)
Marine Base Services	(63)	431
Total segments	(18)	50
Corporate noncontrolling interest	-	-
Total consolidated	$(18)	$50

Net (Loss)/Income attributable to Caspian Services Inc.
Vessel Operations	$1,549	$(1,034)
Geophysical Services	(1,613)	(954)
Marine Base Services	(2,223)	(1,780)
Total segments	(2,287)	(3,768)
Corporate loss	(746)	(672)
Total consolidated	$(3,033)	$(4,440)

	December 31,	September 30,
Segment Assets	2012	2012

Vessel Operations	$17,852	$18,645
Geophysical Services	21,214	20,876
Marine Base Services	46,813	47,663
Total segments	85,879	87,184
Corporate assets	86,000	86,326
Less intersegment investments	(85,766)	(86,034)
Total consolidated	$86,113	$87,476

NOTE 10 – SUBSEQUENT EVENTS

Subsequent to the quarter-end the Company made a $400 cash payment to the Investor which was credited as a reduction of the interest due. For more details see Note 3 – Notes Payable.

Appendix E – page 17

Item 2.  Management's Discussion and Analysis of Financial Condition and Results of Operations

Unless otherwise indicated by the context, all dollar amounts stated in this Part I, Item 2, other than share and per share amounts, are presented in thousands and all references to dollar amounts ($) refers to U.S. dollars.

The following discussion is intended to assist you in understanding our results of operations and our present financial condition.  Our condensed consolidated financial statements and the accompanying notes included in this quarterly report on Form 10-Q should be read in conjunction with our annual report on Form 10-K for the year ended September 30, 2012 and our other filings with the Securities and Exchange Commission.

Forward-Looking Information and Cautionary Statements

This quarterly report contains forward-looking statements as that term is defined in Section 27A of the United States Securities Act of 1933, as amended, (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”).  These statements relate to future events or our future financial performance.  In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expects”, “plans”, “anticipates”, “believes”, “estimates”, “predicts”, “potential” or “continue” or the negative of these terms or other comparable terminology.  Such statements are based on currently available financial and competitive information and are subject to various risks and uncertainties that could cause actual results to differ materially from our historical experience and our present expectations.  Undue reliance should not be placed on such forward-looking statements as such statements speak only as of the date on which they are made.  These statements are only predictions and involve known and unknown risks, uncertainties and other factors that may cause our or our industry’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.

Forward-looking statements are predictions and not guarantees of future performance or events.  Forward-looking statements are based on current industry, financial and economic information, which we have assessed but which by its nature, is dynamic and subject to rapid and possibly abrupt changes.  Our actual results could differ materially from those stated or implied by such forward-looking statements due to risks and uncertainties associated with our business.  We hereby qualify all our forward-looking statements by these cautionary statements. These forward-looking statements speak only as of their dates and should not be unduly relied upon. We undertake no obligation to publicly update or revise these forward-looking statements (other than pursuant to reporting obligations imposed on registrants pursuant to the Exchange Act), whether as a result of new information, future events or otherwise.

Appendix E – page 18

Business Review

We do not anticipate demand for our services to grow through fiscal 2013.  In fact, we expect demand will continue to soften during the next two fiscal years as development of the second phase of the Kashagan oil field development project continues to be delayed.  Current projections place commencement of the second phase some time in 2018-2019.  We do not anticipate growth in demand for our services until the second phase of the Kashagan development project ramps up.

During the three months ended December 31, 2012, we operated three business segments: Vessel Operations, Geophysical Services and Marine Base Services.

	For the Three Months
	Ended December 31,
	2012	2011	% change

VESSEL OPERATIONS
Operating Revenue	$3,702	$5,689	-35%
Pretax Operating Income/(Loss)	926	(729)	227%

GEOPHYSICAL SERVICES
Operating Revenue	$1,074	$2,273	-53%
Pretax Operating Loss	(1,241)	(927)	34%

MARINE BASE SERVICES
Operating Revenue	$2,847	$374	661%
Pretax Operating Loss	(2,160)	(2,211)	-2%

CORPORATE ADMINISTRATION
Operating Revenue	$-	$-	n/a
Pretax Operating Loss	(746)	(672)	11%

Summary of Operations

Three months ended December 31, 2012 compared to the three months ended December 31, 2011

            Total revenue during the three months ended December 31, 2012 was $5,023 compared to $8,233 during the three months ended December 31, 2011, a decrease of 39%. Vessel revenues were down 35% as we generally completed our major contract with Saipem – during the first fiscal quarter 2013 we had on average two vessels under charter to Saipem vs. five vessels during the first fiscal quarter 2012.  Geophysical revenues were down by 53% as the difficult credit situation in Kazakhstan continues to inhibit seismic financing.

Although, we were able to reduce our operating and administrative costs, our loss from operations still increased to $2,665 during the first fiscal quarter 2013 in comparison with last year’s first fiscal quarter loss from operations of $2,069.

Appendix E – page 19

During the quarter ended December 31, 2012 we sold one of our vessels, which resulted in a gain of approximately $1,070 in other non-operating income. This helped contribute to a decrease in net loss attributable to Caspian Services, Inc. from $4,440 during the first fiscal quarter 2012 to $3,033 during the first fiscal quarter 2013.

Vessel Operations

First fiscal quarter 2013 revenue from vessel operations of $3,702 was 35% lower than the first fiscal quarter 2012. The completion of most projects with Saipem during the first fiscal quarter 2012 resulted in lower vessel utilization rates. We also sold one of our vessels for a net gain of approximately $1,070, but concluded an agreement for the purchase of a seismic shooter vessel for $900 during the first fiscal quarter 2013.  We expect vessel revenues will continue to be lower and we do not expect significant growth in demand for our vessels during fiscal 2013 in the Kazakhstan sector of the Caspian Sea.  Therefore, we are investigating opportunities to utilize our vessel fleet outside of Kazakhstan, namely in the Turkmen and Russian sectors of the Caspian Sea. In order to facilitate our entrance into the Russian sector of Caspian Sea we formed a Russian subsidiary, Caspian Services LLC, during the first fiscal quarter 2013.

During the three months ended December 31, 2012 vessel operating costs of $1,945 were 46% lower than during the three months ended December 31, 2011.  As a result of this reduction, coupled with a $400 expense we incurred during the first fiscal quarter 2012 to transfer two vessels rented from Actamarine to the Netherlands, our operating margin grew from 37% to 47%.

Improved margins and the profitable sell of a vessel meant our net income from vessel operations in the first fiscal quarter 2013 was $1,549 compared to a net loss of $1,034 in the first fiscal quarter of 2012.

Geophysical Services

Our seismic operations were in line with our expectations of a sluggish market, and were 53% lower compared to the same period last year. The local market continues to be depressed by the difficult local credit market.

We have significantly reduced our variable operating and payroll costs as a result of the slowdown in our operating activity. Compared to the same period of fiscal 2012, cost of geophysical services was 35% lower. However, fuel and material prices increased significantly which limited our ability to reduce our costs in line with the reduction in revenue. As a result, net loss from geophysical operations grew to $1,613 during the first fiscal quarter 2013 compared to $954 in the first fiscal quarter 2012.

Marine Base Services

Our marine base services revenues during the first fiscal quarter 2013 were insufficient to cover our fixed costs, including depreciation. Additionally, interest expense of $1,396 was accrued to reflect our liabilities on the EBRD loan and the potential accelerated put option.  During the first fiscal quarter 2013 we realized a marine base services net loss of $2,223 compared to a net loss of $1,780 during the first fiscal quarter 2012.

Appendix E – page 20

Although we have been able to enter into agreements with some customers to use our base’s services we do not expect significant demand for the marine base until Kashagan field development and construction activity increases, which is currently anticipated to start in 2018 or 2019.  Until activity in the Caspian Sea region increases, we do not expect the marine base to be able to service its current debt obligations or to operate profitably.

Corporate Administration

During the first fiscal quarter 2013, net loss from corporate administration was $746 compared to $672 during the first fiscal quarter 2012. This increase is attributable to higher interest accrual resulting from unpaid past due interest under the Investor's notes during the first fiscal quarter 2013.

General and Administrative Expenses

General and administrative expenses increased 8% to $2,814 during the quarter ended December 31, 2012. This increase is mostly attributable to consulting expenses incurred during the first fiscal quarter 2013 in relation to the loan restructuring process.

Depreciation

Depreciation expense decreased by $469 or 23% to $1,542 during the first fiscal quarter 2013 compared to the first fiscal quarter 2012.  This decrease was caused by the fact that a number of our properties were fully depreciated prior to fiscal 2013. Additionally, we sold one of our vessels during the first fiscal quarter 2013.

Exchange Loss

During the first fiscal quarter 2013 we realized an exchange loss of $81 compared to an exchange loss of $609 during the first fiscal quarter 2012. This was caused mainly by an increase in the value of the Euro during the first fiscal quarter 2013 compared to the first fiscal quarter 2012. It is our policy to try and match Euro costs with Euro income and we were able to reduce some of the loss as Euro costs for vessel rental were also lower. It is not our business to speculate on currency movements and we have not historically engaged in currency hedging.

Interest Expense

Interest expense of $1,853 was $197 higher during the three months ended December 31, 2012 than during the three months ended December 31, 2011. This increase is attributable to higher interest accrual resulting from unpaid past due interest under the Investor's notes during the first fiscal quarter 2013.

Appendix E – page 21

Net Other Expenses

Net other expenses decreased 77% to $556 during the first fiscal quarter 2013.  This decrease is mostly attributable to the profitable transaction on the sale of a vessel and decreased foreign currency transaction loss during the period.

Benefit from Income Tax

During the three months ended December 31, 2012 we had a benefit from income tax of $206 compared to a benefit of $49 during the three months ended December 31, 2011. This difference was caused by the fact each of our Kazakh subsidiary companies recognized significant taxable losses during the three months ended December 31, 2012.  By comparison, only TatArka and CSG realized taxable losses during the three months ended December 31, 2011.  In Kazakhstan each entity is taxed independently.

Net Loss Attributable to Caspian Services, Inc.

As a result of the aforementioned factors, during our first fiscal quarter 2013 we realized a net loss attributable to Caspian Services, Inc. of $3,033 or $0.06 per share on a basic and diluted basis.  By comparison, during the first fiscal quarter 2012 we realized a net loss attributable to Caspian Services, Inc. of $4,440 or $0.09 per share on a basic and diluted basis.

Liquidity and Capital Resources

At December 31, 2012 we had cash on hand of $4,629 compared to cash on hand of $4,601 at September 30, 2012.  At December 31, 2012 total current liabilities exceeded total current assets by $60,839.  That was mainly due to the EBRD loan and put option and the Investor notes being classified as current liabilities.  As discussed in more detail under the heading “Off-Balance Sheet Financing Arrangements” we may also be required to guarantee certain repayment obligations of Balykshi in connection with a loan made by EBRD to MOBY.

As discussed in Note 1 of the Condensed Consolidated Financial Statements, in 2007 we entered into a series of debt and equity financing agreements with EBRD to provide funding for our marine base. As of December 31, 2012 the outstanding loan balance and accrued interest of the EBRD Loan was $21,791.  The EBRD Loan matures in May 2015.  The EBRD Loan is collateralized by the property and bank accounts of Balykshi and CRE.  Balykshi is required to repay the principal and accrued interest under the EBRD Loan in eight semi-annual repayment installments commencing on November 20, 2011 and due each November 20 and May 20 thereafter.  To date, none of the semi-annual repayment installments have been made, which may constitute an event of default under our financing agreements with EBRD.

EBRD also provided us a $10,000 equity investment in exchange for a 22% equity interest in Balykhsi.  To secure this funding, we were required to grant EBRD a put option that requires us to repurchase the interest in Balykshi between June 2013 and June 2017, except upon the occurrence of an event of default, in which case EBRD may accelerate the put period and immediately put the Balykshi shares to us for purchase.  If EBRD puts the Balykhsi shares to us as the result of the occurrence of an event of default, the purchase price will be $10,000 plus a 20% annual rate of return.

Appendix E – page 22

In connection with the EBRD financing agreements the Company is also obligated to provide financial assistance to Balykshi to meet its obligations and working capital needs.  As noted above, further dredging works are required at the marine base, but we currently have insufficient funds to complete the dredging works.  The failure to provide the funding for or to complete dredging could result in an event of default and trigger EBRD’s acceleration rights.

Should EBRD accelerate its loan or its put option or should the Loan Restructuring Agreement with Investor not close, we would have insufficient funds to satisfy our obligations to EBRD and or to Investor, individually or collectively. If we are unable to satisfy those obligations, EBRD and/or Investor could seek any legal remedy available to obtain repayment, including forcing the Company into bankruptcy, or foreclosing on the loan collateral, which, in the case of EBRD includes the marine base and other assets and bank accounts of Balykshi and CRE, and in the case of Investor includes other assets of the Company.

We continue to work to restructure our outstanding financial obligations.  As discussed above, during the quarter we agreed in principle to a non-binding Term Sheet regarding a potential restructuring of our financial obligations to EBRD and Investor.  The Term Sheet does not constitute a legally binding agreement of any of the parties thereto.  While the parties to the Term Sheet have agreed to the following terms in principle, there is no guarantee the parties will be successful in negotiating, obtaining approval of or concluding definitive restructured financing agreements on the terms set forth below, or at all.

The following amendments to our outstanding financing agreements with EBRD and Investor have been discussed:

•
EBRD’s $10,000 equity investment in Balykshi and all loan interest due pursuant to the EBRD loan agreement (approximately $3,300) would be converted into common stock of the Company and EBRD’s put option would be canceled.  Following the restructuring, it is anticipated EBRD would own approximately 19% of our then outstanding common stock.

•
The principal amount of the restructured EBRD Loan would remain unchanged ($18,600).  The interest rate of the restructured EBRD Loan would be LIBOR + 7% per annum.  The restructured EBRD Loan would be repaid semi-annually in 10 equal installments following the second anniversary of the execution of definitive restructured financing agreements.  CSI would continue to act as guarantor of the restructured EBRD Loan.

•	EBRD would have the right to nominate one member to the CSI board of directors. The affirmative vote of the EBRD-nominated director would be required to approve certain types of transactions.
•	We would work with EBRD toward a possible restructuring of the MOBY Loan.

Appendix E – page 23

•
The Non-negotiable Note in the principal amount of $10,800 , along with i) all outstanding overdue interest (approximately $35 at December 31, 2012), ii) $4,446 of the principal amount of the Consolidated Note, and iii) approximately $700 of the outstanding overdue interest on the Consolidated Note (approximately $3,900) would be converted into Company common stock.  Following the restructuring, it is anticipated Investor would own approximately 65% - 70% of the then outstanding common stock of the Company.

•
The balance of the outstanding overdue interest on the Consolidated Note would be treated as follows: $1,600 would be paid in cash by us to Investor and the balance would be converted into principal of the restructured Consolidated Note, which is anticipated to be in the principal amount of approximately $21,600.

•	The restructured Consolidated Note would no longer be convertible into our common stock and its repayment terms will be revised to align with the repayment terms of the restructured EBRD Loan.

During the first fiscal quarter 2013 we made an $800 cash payment to the Investor which was credited as a reduction of the interest due, as per the Term Sheet as noted above. Subsequent to the quarter-end we made an additional payment of $400.

For reasons detailed above, our operating revenues continue to fall.  While we have made great efforts to correspondingly reduce our operating expenses, we continue to generate net losses.  As noted above, we do not expect revenues from operations in the North Caspian Sea to improve significantly until the second phase of the Kashagan development ramps up, which at this time is projected to occur in 2018 or 2019.  In an effort to diversify our operations we have entered the Turkmenistan market,  During the first fiscal quarter 2013 we also set up a Russian subsidiary preparatory to entering the Russian market. Unless we are able to exploit new markets outside of Kazakhstan for our services, there is no guarantee we will be able to continue to sustain net losses until the second phase of Kashagan development ramps up.

Our ability to continue as a going concern is dependent upon, among other things, our ability to successfully restructure our financial obligations to EBRD and Investor, increase our revenues and improve our operating results to a level that will allow us to service our financial obligations and/or to attract other significant sources of funding.  Uncertainty as to the outcome of each of these events raises substantial doubt about our ability to continue as a going concern.

Cash Flows

We typically realize decreasing cash flows during our first fiscal quarter and limited cash flow during our second fiscal quarter as weather conditions in the North Caspian Sea dictate when oil and gas exploration and development work can be performed.  Usually, the work season commences in late March or early April and continues until the Caspian Sea ices over in November.  As a result, other than TatArka, which can continue to provide some onshore geophysical services between November and March and the receipt of winter standby rates on vessels, we generate very little revenue from November to March each year.

Appendix E – page 24

The following table provides an overview of our cash flow during the three months ended December 31, 2012 and 2011.

	Period ended December 31,
	2012	2011
Net cash provided by (used in) operating activities	$(1,391)	$815
Net cash provided by (used in) investing activities	1,872	(311)
Net cash used in financing activities	(800)	(2,000)
Effect of exchange rate changes on cash	347	(506)
Net Change in Cash	$28	$(2,002)

Net cash flow from operations for the three months ended December 31, 2012 was negative.  This negative cash flow included, among other things, cash outflow to our vendors of $459, advances paid of $579, and accrued expenses of $461.

Net cash provided by investing activities for the three months ended December 31, 2012 mostly represents cash received from the sale of a vessel of $2,894 and payment for vessel shooter of $850.

Net cash used in financing activities during the three months ended December 31, 2012 represents partial payment of interest due to Investor under the Notes.

Summary of Material Contractual Commitments

	Payment Period
Contractual Commitments	Total	Less than 1 Year	1-3 Years	3-5 Years	After 5 years

Loans from Investor	$38,330	$38,330	$-	$-	$-
Loans from EBRD	21,791	21,791	-	-	-
Accelerated put option liability	18,326	18,326	-	-	-
Operating leases - vessels	211	211	-	-	-
Operating leases - other than vessels	511	511	-	-	-
Total	$79,169	$79,169	$-	$-	$-

Appendix E – page 25

Off-Balance Sheet Financing Arrangements

In January 2008 Balykshi, Kyran Holdings Limited and JSC “KazMorTransFlot” formed the MOBY joint venture, to operate a boat repair and drydocking services yard located at our marine base.  Balykshi owns a 20% interest in MOBY.  In August 2008 MOBY entered into a Loan Agreement with EBRD.  The Loan Agreement provided that EBRD would loan MOBY $10,300 (the “MOBY Loan”).

In June 2009 in connection with the Loan Agreement, EBRD required certain parties, including the Company, as the parent company of Balykshi, to execute a Deed of Guarantee and Indemnity (the “Guarantee”), which guarantees repayment of the MOBY Loan.  The MOBY Loan funded and we became liable for the obligations under the Guarantee as of September 3, 2009.  The Guarantee constitutes a direct financial obligation of the Company.

Pursuant to and in accordance with the Guarantee, we have agreed to guarantee payment to EBRD, on demand, all monies and liabilities which have been advanced or which shall become due, owing or incurred by MOBY to or in favor of EBRD when such shall become due.  Our guarantee obligation is limited, however, to the “Caspian Pro-rata Percentage.”  The Caspian Pro-rata Percentage is an amount equal to our percentage ownership of Balykshi at any time multiplied by Balykshi’s percentage ownership of MOBY, expressed as a percentage.  Currently, we own a 78% interest in Balykshi and Balykshi owns a 20% interest in MOBY.  Therefore, the Caspian Pro-rata Percentage is currently 15.6%, or $1,866, including interest, at December  31, 2012.

We also agreed as a separate and independent obligation and liability to indemnify EBRD on demand against all losses, costs and expenses suffered or incurred by EBRD should any of the financing agreements between EBRD and MOBY be or become unlawful, void, voidable or unenforceable, ineffective or otherwise not recoverable on the basis of the guarantee, provided again our obligation is limited to the Caspian Pro-rata Percentage of such losses, costs and expenses.

As a guarantor, we agreed to advance to MOBY at any time on demand of EBRD any additional amount required by MOBY to enable it to comply with its obligations under the financing agreements and to carry out the project.  Our obligation in this context is limited to 20% of the total amount.

Pursuant to and in accordance with the Guarantee, EBRD is not obliged before taking steps to enforce any of its rights and remedies under the Guarantee to make any demand or seek to enforce any right against MOBY or any other person, to obtain judgment in any court against MOBY or any other person or to file any claim in bankruptcy, liquidation or similar proceedings.

Appendix E – page 26

The Guarantee provides that each guarantor agrees to pay interest to EBRD on all unpaid sums demanded under the Guarantee at a rate of LIBOR plus 5.6%.  The Guarantee also provides that each guarantor shall, on demand and on a full indemnity basis, pay to EBRD, the amount of all costs and expenses, including legal and out-of-pocket expenses and any VAT on such costs and expenses which EBRD incurs in connection with:  a) the preparation, negotiation, execution and delivery of the Guarantee; b) any amendment, variation, supplement, waiver or consent under or in connection with the Guarantee; c) any discharge or release of the Guarantee; d) the preservation or exercise of any rights in connection with the Guarantee; and e) any stamping or registration of the Guarantee; provided that our obligation in this context is limited to the Caspian Pro-rata Percentage.

As of December 31, 2012 and September 30, 2012 MOBY was in violation of certain financial covenants under the MOBY Loan.  To date, EBRD has not sought to accelerate repayment of the MOBY Loan.

As discussed in more detail above, during the first fiscal 2013 we entered into a non-binding Term Sheet with EBRD and Investor setting forth the terms of a restructuring of our financial obligations to EBRD and Investor, including the possibility of restructuring the MOBY Loan.

Item 3. Qualitative and Quantitative Disclosures About Market Risk

As a smaller reporting company, as defined in Rule 12b-2 promulgated under the Exchange Act and in Item 10(f)(1) of Regulation S-K, we are electing scaled disclosure reporting obligations and therefore are not required to provide the information requested by this Item.

Item 4. Controls and Procedures

Evaluation of Disclosure Controls and Procedures

Our management, under the supervision and with the participation of our Chief Executive Officer and Chief Financial Officer, evaluated the effectiveness of the design and operation of our disclosure controls and procedures (as defined in Rules 13a-15(e) or 15d-15(e) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), as of the end of the period covered by this quarterly report on Form 10-Q.  Based on this evaluation, our Chief Executive Officer and Chief Financial Officer concluded that as of the end of the period covered by this quarterly report on Form 10-Q, our disclosure controls and procedures were effective in (1) recording, processing, summarizing and reporting, information required to be disclosed by us in the reports that we file or submit under the Exchange Act within the time periods specified by the SEC’s rules and forms and (2) ensuring that information disclosed by us in such reports is accumulated and communicated to our management, including our Chief Executive Officer and Chief Financial Officer, as appropriate to allow timely decisions regarding required disclosure.

Appendix E – page 27

Changes in Internal Control over Financial Reporting

There were no changes in our internal control over financial reporting during the quarter ended December 31, 2012 that materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

PART II - OTHER INFORMATION

Item 1A.  Risk Factors

We believe there are no additions to the risk factors disclosed in our annual report on Form 10-K for the year ended September 30, 2012 filed on January 15, 2013.

Item 3.  Defaults Upon Senior Securities

See Note 1 – Business Condition to the condensed consolidated financial statements included in this quarterly report on Form 10-Q.

Item 6.  Exhibits

Exhibits.  The following exhibits are included as part of this report:

Exhibit No.	Description of Exhibit

Exhibit 31.1	Certification of Principal Executive Officer Pursuant to Rule 13a-14(a)

Exhibit 31.2	Certification of Principal Financial Officer Pursuant to Rule 13a-14(a)

Exhibit 32.1	Certification of Principal Executive Officer Pursuant to 18 U.S.C. Section 1350

Exhibit 32.2	Certification of Principal Financial Officer Pursuant to 18 U.S.C. Section 1350

Exhibit 101.INS	XBRL Instance Document

Exhibit 101.SCH	XBRL Taxonomy Extension Schema Document

Exhibit 101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

Exhibit 101.DEF	XBRL Taxonomy Definition Linkbase Document

Exhibit 101.LAB	XBRL Taxonomy Extension Label Linkbase Document

Exhibit 101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

Appendix E – page 28

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CASPIAN SERVICES, INC.

Date: February 19, 2013	By:	/s/ Alexey Kotov
Alexey Kotov
Chief Executive Officer

Date: February 19, 2013	By:	/s/ Indira Kaliyeva
Indira Kaliyeva
Chief Financial Officer

Appendix E – page 29

Appendix F
Form of Proxy

Proxy – Caspian Services, Inc.
Special Meeting in Lieu of  the 2013 Annual Meeting of Shareholders –  April 30, 2013

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY
OF PROXY MATERIALS FOR CASPIAN SERVICES, INC.
SPECIAL MEETING IN LIEU OF THE 2013 ANNUAL MEETING OF
STOCKHOLDERS TO BE HELD ON APRIL 30, 2013:

The Notice of Meeting and Proxy Statement are available at:

www.shareholdermaterial.com/caspian

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Alexey Kotov and Anna Koudriachova, severally, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all of the shares of common stock of CASPIAN SERVICES, INC., of record in the name of the undersigned at the close of business on March 22, 2013, which the undersigned is entitled to vote at the Special Meeting in Lieu of the 2013 Annual Meeting of Shareholders of the Company and at any and all adjournments thereof, with respect to the matters set forth on the reverse side and described in the Notice of Meeting and Proxy Statement dated March __, 2013, receipt of which is acknowledged.

This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder(s).  IF NO INDICATION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 through 5, 7 and 8 and will be voted FOR “Three Years” on Proposal 6.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PRE-PAID ENVELOPE.

(Please See Reverse Side)

Appendix F – page 1

Proxy – Caspian Services, Inc.
Special Meeting in Lieu of the 2013 Annual Meeting of Stockholders –
April 30, 2013

[Name and address of shareholder]
		Mark this box with an X if you have made changes to your name or address details above.

The Board of Directors recommends a vote FOR Proposals 1, through 5, 7 and 8 and FOR “THREE YEARS” on Proposal 6.

1.	Election of Directors

	For	Withhold		For	Withhold
Mirgali Kunayev			Valery Tolkachev		
Alexey Kotov			Jeffrey Brimhall		
Kerry Doyle		

2.	Approve and adopt amendment to our Articles of Incorporation to increase our authorized common stock.		 For	 Against	 Abstain

3.	Ratify the Company’s Bylaws, (as Amended through March 11, 2013.		 For	 Against	 Abstain

4.	Ratify adoption of Caspian Services, Inc., 2008 Equity Compensation Plan.		 For	 Against	 Abstain

5.	Advisory vote on compensation of our named executive officers.		 For	 Against	 Abstain

6.	Advisory vote on the frequency of the advisory vote on compensation of our named executive officers.	 One Year	 Two Years	 Three Years	 Abstain

7.	Ratify the selection of Hansen, Barnett & Maxwell, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2013.	 For	 Against	 Abstain

8.	Adjourn the Meeting to a later date if necessary.	 For	 Against	 Abstain

9.	In their discretion, the proxies are authorized to vote up such other business as may properly come before the Meeting.	 For	 Against	 Abstain

Authorized Signatures – Sign Here – This section must be completed for your instructions to be executed.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box.	Signature 2 - Please keep signature within the box	.	Date (mm/dd/yyyy)
[ ]	[ ]		[ / / ]

Appendix F – page 2